UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2007

Item 1.  Reports to Stockholders.

The UBS Funds

Annual Report

June 30, 2007

Table of contents

Portfolio Managers' commentary and portfolios of investments

UBS Dynamic Alpha Fund	1

UBS Global Allocation Fund	15

UBS Global Equity Fund	35

UBS International Equity Fund	44

UBS U.S. Equity Alpha Fund	53

UBS U.S. Large Cap Equity Fund	63

UBS U.S. Large Cap Growth Fund	71

UBS U.S. Large Cap Value Equity Fund	79

UBS U.S. Mid Cap Growth Equity Fund	86

UBS U.S. Small Cap Growth Fund	93

UBS Absolute Return Bond Fund	102

UBS Global Bond Fund	122

UBS High Yield Fund	136

UBS U.S. Bond Fund	146

Explanation of expense disclosure	158

Statements of assets and liabilities	164

Statements of operations	170

Statements of changes in net assets	172

Financial highlights	176

Notes to financial statements	204

Report of independent registered public accounting firm	241

General information	242

Board approval of investment advisory agreements	243

Trustee and Officer information	248

Federal tax information	255

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UBS Funds Annual Report

August 15, 2007

Dear Shareholder,

We are pleased to provide you with the annual report for the UBS Funds. This report includes summaries of the performance of each fund and commentaries from the individual portfolio managers regarding the events that affected their results during the 12-month period that ended June 30, 2007.

What follows is an overview of the general economic and market environment during the period.

International economies stayed on track, while the US saw a slowdown

US economic growth fluctuated during the fiscal year. After expanding 2.6% in the second quarter of 2006, gross domestic product (GDP) grew 2.0% and 2.5% in the third and fourth quarters of the year. The economy then trailed off significantly over the first three months of 2007, with GDP growing a tepid 0.7%—its slowest rate since the fourth quarter of 2002. The weakening economy was attributed, in part, to the troubles in the housing market. The economy then picked up steam in the second quarter of 2007, as the advance estimate for GDP growth was 3.4%.

Economic news was largely positive on the international front. A report issued by the Organization for Economic Cooperation and Development (OECD) estimated that, during 2007, growth in Europe and Japan was expected to eclipse the US for the first time since 2001. The OECD projected that the US economy would expand 2.1% in 2007, compared to 3.3% in 2006. In contrast, the estimates for growth during 2007 in the Eurozone and Japan were 2.7% and 2.4%, respectively.

The world's stock markets generated solid gains

The US stock market generated strong results during the fiscal year. Over this period, the overall stock market, as measured by the S&P 500 Index, rose 20.59%. The market's ascent was broad in scope, rising in 10 out of 12 months in the period, and producing double-digit gains in virtually every major index. The international equity markets also generated strong results, as the MSCI EAFE Index rose 27.54%. Emerging markets equities performed even better, gaining 45.45% during the 12-month period as measured by the MSCI EM Index. (The MSCI EAFE Index represents the developed markets outside of North America: Europe, Australasia and the Far East. The MSCI EM Index is a free float-adjusted market capitalization index consisting of 26 emerging markets country indices.) As was the case in the US, international equities were supported by strong corporate profits and an extremely active merger and acquisition (M&A) environment.

Across fixed income markets, moderation prevailed

The global bond markets also generated positive, albeit more modest gains over the 12-month reporting period. In the US, the Federal Reserve Board (the "Fed") kept short-term interest rates on hold at 5.25% over the fiscal year. Despite sharply higher interest rates (and falling bond prices) late in the period, overall, both short- and long-term yields declined over the review period. During that time, the overall US bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 6.12%. Given solid economic growth and monetary tightening by many central banks, the international bond markets lagged their US counterparts. During the fiscal year, the JPMorgan Global Government Bond Index returned 4.35%. Lower quality fixed income securities, such as high yield bonds and emerging markets debt, generated better results, as the Lehman Brothers High Yield and JPMorgan EMBI Global Diversified Indexes returned 11.55% and 11.40%, respectively.

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UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 3.44% (Class A shares declined 2.23% after the deduction of the maximum sales charge), while Class Y shares returned 3.80%. For purposes of comparison, the Merrill Lynch US Treasury 1–5 Year Index returned 5.16% over the same time period, the MSCI World Free Index (net US) returned 23.94% and the Consumer Price Index (CPI) rose 2.69%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 3; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Portfolio performance summary

What worked

•  Equity market allocations contributed positively to performance during the period. Throughout the year, we steadily reduced global equity market exposure in the Fund, moving it from 40.6% on June 30, 2006, to 13.2% at period end. This entailed reducing our exposures to several markets, primarily the US, continental Europe, Australia and emerging markets. The reduction was implemented in response to our belief that equity market valuations were becoming increasingly stretched as equity prices rose. Our analysis indicated that a favorable market behavior backdrop, including robust liquidity and a healthy risk appetite, was supporting equity prices.

•  Within equities, our long positions in the US, the UK, the Netherlands and the emerging markets generated the largest contribution to performance.

•  Our decision to further reduce our exposure to the fixed income markets contributed to returns. We adjusted our bond exposures several times during the year, moving from a net 1.5% short position on June 30, 2006 to a net 11.0% short position as of period end. (Shorting involves selling, or taking short positions in securities, asset classes or currencies that our research indicates are overpriced in hopes of making a profit when they fall in value. When shorting an investment, we first borrow it, then sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.) This positioning reflected our view that bond markets globally were somewhat overvalued relative to our risk estimates (with some differentiation between regions). By period end, many of the sovereign bond market valuations were close to fair value, but some nontraditional bonds, such as emerging markets debt and inflation-linked bonds, were still expensive.

•  A short exposure to UK bonds—where we had exposure to inflation-linked bonds, rather than to the conventional bond market—contributed positively to returns. Positioning in German, US, and Swiss bonds also aided returns.

•  Security selection in certain segments of the portfolio boosted results. The Fund holds the vast majority of its security selection exposure in equity market vehicles. During the period, security selection among the US small cap, US large cap and 130/30 equity components (in which we take short positions on securities that we believe are overpriced) of the Fund added to performance.

UBS Dynamic Alpha Fund

What didn't work

•  The Fund's currency overlay was the most significant detractor from performance for the year. In general, we were long lower-yielding currencies and short higher-yielding currencies, during a period when investors were rewarded for participating in the "carry trade"—a currency strategy that looks to profit by selling low-yielding currencies, and buying high-yielding ones. However, our research indicates investors' yield-seeking behavior has caused a significant valuation distortion in favor of high-yielding currencies (and, conversely, against low-yielding currencies). We expect the carry trade to unwind, and we believe we have positioned the Fund to benefit when it does.

•  On the long side, exposures to the Japanese yen, Swiss franc and Taiwan dollar had the largest negative impact.

•  Our short exposures to the British pound, euro, Australian dollar and New Zealand dollar were disappointments during the period, as well.

•  While our market allocations were positive contributors overall, short equity market exposures in Germany, France, Japan, Australia, and Canada detracted from performance, as those markets rallied further during the year.

•  Security selection in our global, European and fixed income components hurt performance over the period.

Portfolio Highlights
Fund positions as of June 30, 2007

	Security selection 6/30/07	Derivatives overlay 6/30/07	Market exposure 6/30/07
Equity	84.0%	-70.8%	13.2%
Fixed Income	9.0	-20.0	-11.0
Cash	7.0	0.0	7.0

Market exposure summary

June 30, 2006	June 30, 2007
Net market exposure = 39.1%	Net market exposure = 2.2%
• Equity = 40.6	• Equity = 13.2%
• Fixed Income = -1.5	• Fixed Income = -11.0%
Security selection = 100%	Security selection = 100%
Derivatives overlay = -52.9%	Derivatives overlay = -90.8%

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Dynamic Alpha Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	3.44%	6.04%
maximum sales charge	Class B(3)	2.64	5.20
	Class C(4)	2.64	5.22
	Class Y(5)	3.80	6.33
After deducting maximum	Class A(2)	-2.23	3.60
sales charge	Class B(3)	-2.36	4.04
	Class C(4)	1.64	5.22
Merrill Lynch US Treasury 1-5 Year Index(6)		5.16	2.97
MSCI World Free Index (net US)(7)		23.94	17.58
Consumer Price Index(8)		2.69	3.73

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.20% and 1.20%; Class B—1.99% and 1.99%; Class C—1.97% and 1.97%; Class Y—.92% and .92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.35%; Class B—2.10%; Class C—2.10%; Class Y—1.10%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all share classes of UBS Dynamic Alpha Fund is 01/27/05. Inception date of the indices, for the purpose of this illustration, is 01/31/05.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US Treasury 1-5 Year Index: An unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

(7)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

(8)  Consumer Price Index (CPI) - produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS Dynamic Alpha Fund Class A shares (adjusted for 5.50% maximum sales charge) , Class Y shares, the Merrill Lynch US Treasury 1-5 Year Index, MSCI World Free Index (net US) and the Consumer Price Index, if you had invested $10,000 in Class A shares on January 27, 2005 or $5,000,000 in Class Y shares on January 27, 2005, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Dynamic Alpha Fund Class A vs.
Merrill Lynch US Treasury 1-5 Year Index, MSCI World Free Index (net US), and Consumer Price Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

Indices are started on 01/31/05.

UBS Dynamic Alpha Fund Class Y vs.
Merrill Lynch US Treasury 1-5 Year Index, MSCI World Free Index (net US), and Consumer Price Index

Wealth value with dividends reinvested

Indices are started on 01/31/05.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
BP PLC	0.9%
Vodafone Group PLC	0.9
Total SA	0.9
Roche Holding AG	0.6
Royal Bank of Scotland Group PLC	0.6
HBOS PLC	0.6
Barclays PLC	0.5
Suez SA	0.5
Banco Santander Central Hispano SA	0.5
Credit Suisse Group	0.5
Total	6.5%

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Ford Motor Credit Co. LLC, 7.875%, due 06/15/10	0.7%
Univision Communications, Inc., 7.850%, due 07/15/11	0.3
Lighthouse International Co. SA, 8.000%, due 04/30/14	0.2
Boise Cascade LLC, 7.125%, due 10/15/14	0.2
Republic of Turkey, 7.000%, due 09/26/16	0.2
Highlander Euro CDO, Series 06-2CA, Class F1, due 12/14/22	0.2
LNR CDO Ltd., Series 06-1A, Class FFX, 7.592%, due 05/28/43	0.2
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22	0.2
Shasta CLO I Ltd., due 04/20/21	0.2
Residential Capital LLC, 6.375%, due 06/30/10	0.2
Total	2.6%

(1)  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Dynamic Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Equities International equities
Aerospace & defense	0.08%
Air freight & logistics	0.36
Airlines	0.13
Automobiles	0.28
Beverages	0.31
Capital markets	0.55
Chemicals	0.05
Commercial banks	4.25
Commercial services & supplies	0.21
Communications equipment	0.58
Computers & peripherals	0.01
Construction & engineering	0.02
Construction materials	0.41
Consumer finance	0.13
Containers & packaging	0.16
Diversified consumer services	0.06
Diversified financial services	0.54
Diversified telecommunication services	1.23
Electric utilities	0.28
Electronic equipment & instruments	0.07
Energy equipment & services	0.03
Food & staples retailing	0.50
Food products	0.42
Health care equipment & supplies	0.07
Health care providers & services	0.22
Hotels, restaurants & leisure	0.19
Household durables	0.12
Household products	0.20
Industrial conglomerates	0.17
Insurance	2.01
Internet & catalog retail	0.06
IT services	0.23
Machinery	0.10
Marine	0.11
Media	0.48
Multi-utilities	0.63
Oil, gas & consumable fuels	2.51
Paper & forest products	0.38
Pharmaceuticals	1.85
Real estate investment trusts (REITs)	0.16
Real estate management & development	0.07
Semiconductors & semiconductor equipment	0.18
Specialty retail	0.23
Textiles, apparel & luxury goods	0.02
Tobacco	0.22
Trading companies & distributors	0.47
Wireless telecommunication services	1.03
Total international equities	22.37
Bonds US bonds US corporate bonds
Consumer finance	0.72%
Media	0.30
Paper & forest products	0.35
Thrifts & mortgage finance	0.17
Total US corporate bonds	1.54
Asset-backed securities	0.07
Collateralized debt obligations	0.67
Total US bonds	2.28
International bonds International corporate bonds
Diversified financial services	0.07
Media	0.24
Paper & forest products	0.11
Wireless telecommunication services	0.08
Total international corporate bonds	0.50
International collateralized debt obligations	2.28
Foreign government bonds	0.29
Total international bonds	3.07
Total bonds	5.35
Investment companies
UBS Emerging Markets Equity Relationship Fund	8.21
UBS International Equity Relationship Fund	17.16
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.42
UBS Opportunistic High Yield Relationship Fund	1.20
UBS Small-Cap Equity Relationship Fund	6.39
UBS U.S. Equity Alpha Relationship Fund	10.93
UBS U.S. Large Cap Equity Relationship Fund	12.08
UBS U.S. Large Cap Growth Equity Relationship Fund	6.49
Total investment companies	63.88
Short-term investment	2.02
Options purchased	0.71
Total investments	94.33
Cash and other assets, less liabilities	5.67
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—22.37%
International equities—22.37%
Austria—0.07%
Telekom Austria AG	86,661	$2,169,890
Belgium—0.36%
Dexia SA	81,920	2,573,400
Fortis	172,737	7,366,751
KBC Groep NV	11,889	1,609,439
		11,549,590
Bermuda—0.05%
Catlin Group Ltd.	129,953	1,249,992
Lancashire Holdings Ltd.*	48,660	333,694
		1,583,686
British Virgin Islands—0.02%
Dolphin Capital Investors Ltd.*	248,553	843,512
Canada—0.01%
JumpTV, Inc.*	36,065	173,813
Denmark—0.11%
A.P. Moeller - Maersk A/S	286	3,459,006
Finland—0.58%
Nokia Oyj	449,418	12,657,990
Stora Enso Oyj, Class R	222,565	4,211,204
Tietoenator Oyj	66,865	2,162,913
		19,032,107
France—3.03%
AXA SA	330,191	14,305,173
BNP Paribas	99,688	11,921,772
Bouygues SA	33,950	2,857,607
Carrefour SA	35,209	2,484,660
France Telecom SA	542,087	14,967,228
Neuf Cegetel*	16,557	650,759
Sanofi-Aventis	36,866	2,998,767
Suez SA	299,427	17,219,475
Total SA	339,761	27,710,533
Unibail-Rodamco	13,138	3,381,176
		98,497,150
Germany—2.35%
Allianz SE	63,042	14,811,427
Bayerische Motoren Werke AG	34,434	2,237,492
Celesio AG	33,892	2,208,236
DaimlerChrysler AG	73,897	6,860,090
Deutsche Lufthansa AG	156,681	4,402,364
Deutsche Post AG	162,866	5,296,957
Deutsche Postbank AG	31,315	2,757,880
Deutsche Telekom AG	242,365	4,490,716
E.ON AG	28,310	4,762,317
Fresenius Medical Care AG & Co. KGaA	80,250	3,707,008
Gerresheimer AG*	50,043	2,590,699
Heidelberger Druckmaschinen AG	39,002	1,896,646
Henkel KGaA, Preference shares	120,443	6,372,201

	Shares	Value
Germany—(concluded)
Metro AG	82,218	$6,841,368
Siemens AG	29,216	4,214,033
Stada Arzneimittel AG	49,146	3,142,247
		76,591,681
Greece—0.15%
Alpha Bank AE	71,697	2,260,992
National Bank of Greece SA	47,641	2,733,940
		4,994,932
Ireland—0.46%
Anglo Irish Bank Corp. PLC	89,517	1,841,583
Bank of Ireland	309,446	6,257,166
Depfa Bank PLC	210,884	3,739,015
EcoSecurities Group PLC*	130,580	1,043,626
Irish Life & Permanent PLC	22,305	564,227
Smurfit Kappa Group PLC*	63,200	1,591,863
		15,037,480
Italy—0.53%
Banca Popolare di Verona e Novara Scrl	48,534	1,401,789
ENI SpA	220,457	8,026,356
Intesa Sanpaolo SpA	1,033,433	7,734,810
		17,162,955
Luxembourg—0.15%
SES, FDR	222,316	4,808,280
Netherlands—2.11%
ABN AMRO Holding NV	304,184	14,018,311
Aegon NV	598,342	11,855,852
ASML Holding NV*	208,548	5,786,315
ING Groep NV CVA	226,897	10,069,604
Ordina NV	19,947	415,758
Royal Dutch Shell PLC, Class B	246,351	10,304,548
Royal KPN NV	587,295	9,792,853
TNT NV	139,406	6,307,541
		68,550,782
Norway—0.12%
Telenor ASA*	197,100	3,868,835
Panama—0.04%
Carnival Corp.	25,600	1,248,512
Spain—0.72%
Altadis SA	48,315	3,217,283
Banco Santander Central Hispano SA	826,063	15,305,899
Repsol YPF SA	123,064	4,871,908
		23,395,090
Sweden—0.53%
Electrolux AB, Class B	156,200	3,722,745
Holmen AB, Class B	54,300	2,306,432
Svenska Cellulosa AB, Class B	343,500	5,775,895

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Sweden—(concluded)
Telefonaktiebolaget LM Ericsson, Class B	1,373,000	$5,512,718
		17,317,790
Switzerland—2.09%
Credit Suisse Group	214,035	15,305,736
Holcim Ltd.	62,695	6,816,124
Nestle SA	30,859	11,772,652
Novartis AG	251,161	14,187,564
Roche Holding AG	111,217	19,794,168
		67,876,244
United Arab Emirates—0.03%
Lamprell PLC	147,390	1,021,110
United Kingdom—8.86%
Aberdeen Asset Management PLC	509,267	2,004,412
ACP Capital Ltd.	244,193	703,672
Anite Group PLC	252,318	377,476
Ashtead Group PLC	491,002	1,498,691
AstraZeneca PLC	102,910	5,544,515
Aviva PLC	219,342	3,274,825
Barclays PLC	1,267,520	17,715,336
BP PLC	2,545,937	30,828,351
BPP Holdings PLC	83,060	954,055
British American Tobacco PLC	118,336	4,034,966
British Polythene Industries PLC	43,639	363,671
BT Group PLC	502,520	3,355,292
Cadbury Schweppes PLC	90,125	1,230,664
Carnival PLC	18,117	867,681
Cattles PLC	533,035	4,195,919
Centaur Media PLC	229,206	612,157
Centrica PLC	268,105	2,091,613
Chemring Group PLC	9,486	374,500
Compass Group PLC	521,369	3,619,868
Computacenter PLC	38,746	175,647
Daily Mail & General Trust, Class A (Non-voting)	240,120	3,691,126
Diageo PLC	490,997	10,224,520
Dignity PLC	40,036	543,479
DSG International PLC	415,315	1,323,549
eaga PLC*	62,400	268,467
Electrocomponents PLC	255,304	1,358,591
Elementis PLC	338,891	670,319
Enodis PLC	208,065	825,185
Entertainment Rights PLC*	458,314	294,509
Experian Group Ltd.	229,786	2,904,722
Fenner PLC	129,205	614,912
Foseco PLC	147,290	601,898
Future PLC	515,518	455,493
Galliford Try PLC	231,600	738,308
Georgica PLC*	218,005	507,820
GlaxoSmithKline PLC	539,768	14,145,001
Gyrus Group PLC*	31,707	300,685

	Shares	Value
United Kingdom—(concluded)
Hanson PLC	298,580	$6,463,456
HBOS PLC	957,527	18,949,292
Highway Insurance Holdings PLC	265,409	394,396
Home Retail Group PLC	229,786	2,117,979
HSBC Holdings PLC	414,339	7,613,112
ICAP PLC	66,364	658,332
Kesa Electricals PLC	182,581	1,154,002
Kingfisher PLC	715,338	3,253,605
Land Securities Group PLC	56,392	1,973,787
Leaf Clean Energy Co.*	351,856	748,956
LogicaCMG PLC	891,538	2,716,776
London Scottish Bank PLC	283,312	568,919
Lookers PLC	193,218	692,582
Majestic Wine PLC	85,274	666,119
Meggitt PLC	303,229	1,875,456
National Grid PLC	69,174	1,025,143
Northgate Information Solutions PLC	766,298	1,231,042
Old Mutual PLC	1,451,584	4,923,310
PayPoint PLC	54,639	682,462
Phoenix IT Group Ltd.	62,494	526,762
Premier Farnell PLC, Preferred	29,509	844,413
Prudential PLC	948,130	13,594,131
Psion PLC	97,606	248,923
Quintain Estates & Development PLC	47,193	768,097
Reed Elsevier PLC	366,526	4,758,375
Rentokil Initial PLC	686,973	2,214,114
Rexam PLC	62,219	623,148
Royal Bank of Scotland Group PLC	1,517,493	19,289,268
Safestore Holdings Ltd.*	117,350	450,093
Scottish & Southern Energy PLC	151,295	4,402,286
Southern Cross Healthcare Ltd.	96,009	1,090,260
Speedy Hire PLC	31,620	755,604
Sports Direct International PLC*	293,259	1,068,842
SSL International PLC	225,292	1,975,896
Taylor Nelson Sofres PLC	184,136	876,340
Ted Baker PLC	57,133	595,442
Telent PLC*	63,046	652,004
Tesco PLC	730,807	6,141,628
Tomkins PLC	109,775	573,142
Travis Perkins PLC	17,995	686,579
Ultra Electronics Holdings PLC	23,548	512,115
Vanco PLC*	70,673	596,058
Vectura Group PLC*	201,270	349,607
Vodafone Group PLC	9,091,675	30,635,233
Wolseley PLC	506,664	12,229,532
Yule Catto & Co. PLC	107,881	493,930
Zetar PLC*	62,943	719,192
		288,671,635
Total international equities (cost $591,449,406)		727,854,080

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—5.35%
US bonds—2.28%
US corporate bonds—1.54%
Boise Cascade LLC, 7.125%, due 10/15/14		$8,000,000	$7,600,000
Bowater, Inc., 9.500%, due 10/15/12		4,000,000	3,940,000
Ford Motor Credit Co. LLC, 7.875%, due 06/15/10		23,500,000	23,495,488
Residential Capital LLC, 6.375%, due 06/30/10		5,520,000	5,448,748
Univision Communications, Inc., 7.850%, due 07/15/11		8,000,000	8,240,000
WDAC Subsidiary Corp., 8.500%, due 12/01/14	EUR	1,050,000	1,485,073
Total US corporate bonds (cost $50,724,611)			50,209,309
Asset-backed securities—0.07%
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26(1),(2),(3)		$7,591,309	1,518,262
Home Equity Mortgage Trust, Series 06-5, Class B1, 9.320%, due 01/25/37(2),(4)		5,000,000	400,000
Nomura Asset Acceptance Corp., Series 06-S4, Class B4, 8.000%, due 08/25/36(2),(4)		6,474,000	194,220
Total asset-backed securities (cost $16,438,866)			2,112,482
Collateralized debt obligations—0.67%
Brentwood Investors CDO Corp., due 05/01/16(1),(2),(6)		1,200,000	1,200,000
Cent CDO Ltd., due 11/18/20(2),(6)		2,000,000	1,820,000
Colts, Series 07-1, due 03/20/21(1),(2),(6)		1,700,000	1,666,000
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22(1),(2),(6)		2,600,000	2,673,060
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21(1),(2),(5),(6)		1,000,000	980,000
MC Funding Ltd., Series 06-1, due 12/20/20(1),(2),(6)		2,900,000	2,857,950
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22(1),(2),(6)		2,400,000	2,304,000
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23(1),(2),(6)	EUR	2,000,000	2,551,794

	Face amount	Value
Collateralized debt obligations—(concluded)
Shasta CLO I Ltd., due 04/20/21(1),(2),(6)	$6,000,000	$5,760,000
Total collateralized debt obligations (cost $21,760,845)		21,812,804
Total US bonds (cost $88,924,322)		74,134,595
International bonds—3.07%
Foreign government bonds—0.29%
Argentina—0.07%
Republic of Argentina, 5.475%, due 08/03/12(4)	3,000,000	2,187,750
Turkey—0.22%
Republic of Turkey, 7.000%, due 09/26/16	7,340,000	7,422,575
Total foreign government bonds (cost $9,636,591)		9,610,325
International collateralized debt obligations—2.28%
Cayman Islands—0.96%
Avenue CLO Fund Ltd., Series 06-4I, Class SUB, due 11/07/18(2),(6)	2,625,000	2,483,512
Series 07-5I, Class SUB, due 04/25/19(2),(6)	2,200,000	2,092,860
Babson CLO Ltd., Series 07-1A, Class INC, due 01/18/21(1),(2),(6)	1,500,000	1,500,000
Black Diamond CLO Ltd., Series 06-1A, Class INC, due 04/29/19(2),(6)	2,500,000	2,500,000
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC, due 11/20/20(1),(2),(6)	2,000,000	2,000,000
Duane Street CLO, Series 06-3A, Class SUB, due 01/11/21(1),(2),(6)	1,200,000	1,116,000
Emerson Place CLO Ltd., Series 06-1A, Class SUB, due 01/15/19(1),(2),(6)	2,750,000	2,557,500
FM Leveraged Capital Fund II, due 11/20/20(1),(2),(6)	5,300,000	4,770,000
GSC Partners CDO Fund, Series 07-8A, Class SUB, due 04/17/21(1),(2),(6)	1,500,000	1,500,000
GSC Partners CDO Fund V, Ltd., due 11/20/16(1),(2),(6)	1,200,000	1,044,000
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19(1),(2),(6)	1,200,000	1,194,000
LNR CDO Ltd., Series 06-1A, Class FFX, 7.592%, due 05/28/43(1),(2),(5)	8,000,000	6,400,000

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
International collateralized debt obligations—(concluded)
Cayman Islands—(concluded)
Logan CDO Ltd., Series III-A, Class E, due 07/05/57(1),(2),(5),(6)		$2,000,000	$2,000,000
			31,157,872
Ireland—0.33%
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23(1),(2),(6)	EUR	2,000,000	2,706,900
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22(2),(6)		4,500,000	6,090,525
Menton CDO PLC, Series III-A, Class E, 12.510%, due 11/28/56(1),(2),(4),(5)		$2,900,000	2,082,780
			10,880,205
Luxembourg—0.29%
Ashwell CDO SA, due 12/22/66(1),(2),(6)	EUR	3,000,000	3,491,901
due 12/22/77(1),(2),(6)	GBP	1,400,000	2,656,716
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22(1),(2),(6)	EUR	2,400,000	3,183,315
			9,331,932
Netherlands—0.70%
Ares Euro CLO BV, Series 07-1A, Class G1, due 05/15/24(1),(2),(6)	EUR	1,400,000	1,875,882
Cadogan Square CLO BV, Series 3A, Class M, 11.328%, due 01/17/23(2),(4)		2,000,000	2,964,868
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(1),(2)		3,250,000	4,398,712
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22(1),(2),(6)		3,000,000	4,060,350
Highlander Euro CDO, Series 06-2CA, Class F1, due 12/14/22(1),(2),(5),(6)		5,000,000	6,631,905
Queen Street CLO, Series 06-1A, Class F, due 04/15/23(1),(2),(6)		1,900,000	2,749,249
			22,680,966
Total international collateralized debt obligations (cost $74,321,270)			74,050,975

	Face amount		Value
International corporate bonds—0.50%
Canada—0.11%
Bowater Canada Finance Corp., 7.950%, due 11/15/11		$4,000,000	$3,765,000
Ireland—0.07%
Smurfit Kappa Funding PLC, 7.750%, due 04/01/15	EUR	1,500,000	2,121,533
Luxembourg—0.32%
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	EUR	1,721,000	2,515,630
Lighthouse International Co. SA, 8.000%, due 04/30/14		5,500,000	7,872,004
			10,387,634
Total international corporate bonds (cost $16,393,971)			16,274,167
Total international bonds (cost $100,351,832)			99,935,467
Total bonds (cost $189,276,154)			174,070,062
	Shares
Investment companies—63.88%
UBS Emerging Markets Equity Relationship Fund(7)		8,037,451	266,941,429
UBS International Equity Relationship Fund(7)		26,700,907	558,286,604
UBS Opportunistic Emerging Markets Debt Relationship Fund(7)		3,866,136	46,175,197
UBS Opportunistic High Yield Relationship Fund(7)		2,914,342	39,142,524
UBS Small-Cap Equity Relationship Fund(7)		4,024,500	207,949,963
UBS U.S. Equity Alpha Relationship Fund(7)		26,550,685	355,505,707
UBS U.S. Large Cap Equity Relationship Fund(7)		17,639,574	392,865,068
UBS U.S. Large Cap Growth Equity Relationship Fund(7)		17,917,764	211,030,048
Total investment companies (cost $1,612,733,981)			2,077,896,540
Short-term investment—2.02%
Investment company—2.02%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(7),(8) (cost $65,842,675)		65,842,675	65,842,675

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

	Number of contracts	Value
Options purchased—0.71%
Call options—0.23%
Australian Dollar, strike @ AUD 0.835, expires February 2008*(9)	82,600,000	$1,922,276
Euro Dollar, strike @ EUR 159.89, expires April 2008*(9)	48,650,000	1,713,954
5 Year US Treasury Notes Futures, strike @ USD 104.50, expires August 2007*(9)	11,436	3,752,438
5 Year US Treasury Notes Futures, strike @ USD 106.00, expires August 2007*(9)	3,966	185,906
Total call options		7,574,574
Put options—0.48%
Dow Jones Euro STOXX 50 Index Futures, strike @ EUR 4,300, expires September 2007*(9)	2,080	2,032,557

	Number of contracts	Value
Put options—(concluded)
Dow Jones Euro STOXX 50 Index Futures, strike @ EUR 4,450, expires December 2007*(9)	2,200	$5,052,970
5 Year US Treasury Notes Futures, strike @ USD 103.50, expires August 2007*(9)	11,436	3,037,688
Nikkei 225 Index Futures, strike @ JPY 18,000, expires December 2007*(9)	860	5,437,645
Total put options		15,560,860
Total options purchased (cost $26,092,795)		23,135,434
Total investments—94.33% (cost $2,485,395,011)		3,068,798,791
Cash and other assets, less liabilities—5.67%		184,289,729
Net assets—100.00%		$3,253,088,520

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $2,751,040,084; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$368,649,661
Gross unrealized depreciation	(50,890,954)
Net unrealized appreciation	$317,758,707

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $79,430,276 or 2.44% of net assets.

(2)  Security is illiquid. At June 30, 2007, the value of these securities amounted to $97,976,261 or 3.01% of net assets.

(3)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.

(4)  Floating rate security—The interest rate shown is the current rate as of June 30, 2007.

(5)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $18,094,685 or 0.56% of net assets.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2007.

(9)  This security was pledged to cover margin requirements for futures contracts.

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CVA  Dutch certification—depositary certificate

FDR  Fiduciary depositary receipt

Preference   shares    A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

AUD  Australian Dollar

JPY  Japanese Yen

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Ares Euro CLO BV, Series 07-2A, Class G1, due 05/15/24	04/04/07	$1,863,680	0.06%	$1,875,882	0.06%
Ashwell CDO SA, due 12/22/66	10/16/06	3,087,883	0.09	3,491,901	0.11
due 12/22/77	01/29/07	2,527,693	0.08	2,656,716	0.08
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,525,500	0.08	2,706,900	0.08
Babson CLO Ltd., Series 07-1A, Class INC, due 01/18/21	02/02/07	1,425,000	0.04	1,500,000	0.05
Brentwood Investors CDO Corp., due 05/01/16	12/07/06	1,164,000	0.04	1,200,000	0.04
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	1,900,000	0.06	2,000,000	0.06
Colts, Series 07-1, due 03/20/21	02/09/07	1,615,000	0.04	1,666,000	0.05
Duane Street CLO, Series 06-3A, Class SUB, due 01/11/21	11/15/06	1,140,000	0.04	1,116,000	0.03
Emerson Place CLO Ltd., Series 06-1A, Class SUB, due 01/15/19	11/03/06	2,447,500	0.08	2,557,500	0.08
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26	11/03/06	8,813,659	0.27	1,518,262	0.05
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.16	4,770,000	0.15
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22	02/27/07	2,600,000	0.08	2,673,060	0.08
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21	12/08/06	990,000	0.03	980,000	0.03
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	4,209,455	0.13	4,398,712	0.13
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	3,200,760	0.10	3,183,315	0.10
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB, due 04/17/21	02/28/07	1,393,350	0.04	1,500,000	0.05
GSC Partners CDO Fund V, Ltd., due 11/20/16	02/07/07	1,104,000	0.03	1,044,000	0.03
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22	10/31/06	3,637,455	0.11	4,060,350	0.12
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,128,000	0.03	1,194,000	0.04
Highlander Euro CDO, Series 06-2CA, Class F1, due 12/14/22	12/01/06	6,400,787	0.20	6,631,905	0.20
LNR CDO Ltd., Series 06-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	8,138,056	0.25	6,400,000	0.20
Logan CDO Ltd., Series III-A, Class E, due 07/05/57	06/08/07	2,000,000	0.06	2,000,000	0.06
Menton CDO PLC, Series III-A, Class E, 12.510%, due 11/28/56	10/18/06	2,900,000	0.09	2,082,780	0.06
MC Funding Ltd., Series 06-1, due 12/20/20	12/08/06	2,857,837	0.09	2,857,950	0.09
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22	02/26/07	2,400,000	0.07	2,304,000	0.07
Queen Street CLO, Series 06-1A, Class F, due 04/15/23	12/14/06	2,523,200	0.08	2,749,249	0.08
Regent's Park CDO BV, Series 1A, Class F, due 01/26/23	09/25/06	2,551,500	0.08	2,551,794	0.08
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,700,000	0.18	5,760,000	0.18
		$87,544,315	2.69%	$79,430,276	2.44%

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	265,695,000	USD	218,529,696	11/29/07	$(5,715,703)
Brazilian Real	67,400,000	USD	34,431,673	08/20/07	(287,071)
Canadian Dollar	171,595,000	USD	158,988,780	11/29/07	(2,573,134)
Euro	25,410,463	HUF	6,416,650,000	09/12/07	521,268
Euro	912,480,000	USD	1,234,617,182	11/29/07	(5,942,975)
Great Britain Pound	429,100,000	USD	844,298,197	11/29/07	(15,150,002)
Latvian Lats	18,280,000	EUR	25,870,365	09/12/07	(340,248)
New Zealand Dollar	86,185,000	JPY	7,762,769,135	11/29/07	(1,376,304)
New Zealand Dollar	51,180,000	USD	36,745,039	11/29/07	(2,235,127)
South African Rand	103,300,000	USD	14,439,878	11/29/07	106,651
South Korean Won	162,730,000,000	USD	175,285,716	08/20/07	(1,155,589)
United States Dollar	302,022,335	CHF	366,190,000	11/29/07	963,463
United States Dollar	34,219,613	EUR	25,160,000	11/29/07	(13,391)
United States Dollar	59,392,431	EUR	43,950,000	11/29/07	359,694
United States Dollar	31,780,525	GBP	15,990,000	11/29/07	245,988
United States Dollar	148,950,318	JPY	17,673,700,000	11/29/07	(2,637,232)
United States Dollar	36,259,457	JPY	4,394,900,000	11/29/07	124,061
United States Dollar	242,481,372	SEK	1,643,380,000	11/29/07	(619,497)
United States Dollar	39,747,791	SGD	60,045,000	11/29/07	(67,341)
United States Dollar	235,387,853	TWD	7,829,000,000	08/20/07	3,658,691
Net unrealized depreciation on forward foreign currency contracts					$(32,133,798)

Currency type abbreviations:

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of June 30, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 37 contracts (USD)	September 2007	$3,813,127	$3,850,890	$37,763
US Treasury futures sell contracts:
10 Year US Treasury Notes, 322 contracts (USD)	September 2007	33,754,656	34,036,406	(281,750)
Index futures buy contracts:
Amsterdam Exchanges Index, 234 contracts (EUR)	July 2007	34,096,238	34,793,464	697,226
Interest rate futures buy contracts:
Australian 10 Year Bond, 1,434 contracts (AUD)	September 2007	113,927,401	114,267,393	339,992
Canadian 10 Year Bond, 166 contracts (CAD)	September 2007	17,355,752	17,269,298	(86,454)
Euro-Bund, 1,028 contracts (EUR)	September 2007	154,625,080	154,091,636	(533,444)

UBS Dynamic Alpha Fund—Portfolio of investments

June 30, 2007

Futures contracts—(concluded)

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
CAC 40 Euro Index, 2,941 contracts (EUR)	July 2007	$236,854,063	$241,655,940	$(4,801,877)
DAX Index, 1,087 contracts (EUR)	September 2007	290,466,952	297,127,261	(6,660,309)
Dow Jones Euro STOXX 50 Index, 5,097 contracts (EUR)	September 2007	305,658,308	311,468,840	(5,810,532)
FTSE 100 Index, 28 contracts (GBP)	September 2007	3,703,588	3,732,335	(28,747)
FTSE/JSE Top 40 Index, 2,595 contracts (ZAR)	September 2007	96,725,495	94,712,451	2,013,044
Hang Seng Index, 302 contracts (HKD)	July 2007	42,583,855	42,243,772	340,083
IBEX 35 Index, 338 contracts (EUR)	July 2007	68,178,951	67,814,775	364,176
NIKKEI 225 Index, 1,862 contracts (JPY)	September 2007	273,030,333	274,630,822	(1,600,489)
MSCI Singapore Index, 548 contracts (SGD)	July 2007	31,622,679	31,174,156	448,523
OMXS 30 Index, 5,051 contracts (SEK)	July 2007	94,924,999	92,704,815	2,220,184
Russell 2000 Index, 481 contracts (USD)	September 2007	203,988,508	202,525,050	1,463,458
S&P MIB Index, 223 contracts (EUR)	September 2007	63,997,547	63,932,884	64,663
S&P Toronto Stock Exchange 60 Index, 1,221 contracts (CAD)	September 2007	182,487,166	184,516,855	(2,029,689)
SPI 200 Index, 1,353 contracts (AUD)	September 2007	180,292,088	180,004,494	287,594
S&P 500 Index, 688 contracts (USD)	September 2007	262,446,471	260,648,800	1,797,671
Interest rate futures sell contracts:
Japanese 10 Year Bond, 201 contracts (JPY)	September 2007	215,124,266	215,504,649	(380,383)
Net unrealized depreciation on futures contracts				$(12,139,297)

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2007 was $661,881,001.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

ZAR  South African Rand

Options written

UBS Dynamic Alpha Fund had the following open options written as of June 30, 2007:

Call options written

	Expiration date	Premiums received	Value
Nikkei 225 Index Futures, 860 contracts strike @ JPY 19,500	September 2007	$1,084,823	$838,173

Currency type abbreviation:

JPY  Japanese Yen

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS Global Allocation Fund (the "Fund") returned 14.93% (Class A shares returned 8.58% after the deduction of the maximum sales charge), while Class Y shares returned 15.18%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 17.11% over the same time period. For comparison purposes, the MSCI World Free Index (net US), Russell 3000 Index and Citigroup World Government Bond Index returned 23.94%, 20.07%,and 2.86%, respectively. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 18; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While strong security selection and asset allocation decisions contributed to performance during the period, this was not enough to outweigh the negative impact from currency positioning.

Portfolio performance summary

What worked

•  Asset allocation across the world's markets was a positive for the period. The Fund's overall overweight to equities, as well as an overweight to cash versus fixed income markets, contributed positively to returns.

•  The Fund began the period with 46% of its portfolio in US equities and 18% in international stocks. However, our research began to show that international equities were becoming overvalued, while US equities were fairly valued, or slightly undervalued. We therefore increased the Fund's US equity exposure to 49%, and reduced its international stock exposure to 15%. (The Index weights are 40% US equities and 22% international equities.) This change represented no net change in equity exposure—just in the focus of that exposure. At period end, our net equity exposure remains above benchmark levels.

•  During June, we eliminated our cash overweight and increased our exposure to global fixed income markets, with the exception of Japan. We had been holding cash for some time in lieu of the full benchmark exposure to fixed income, as research indicated bonds were inferior to cash from a risk/return perspective. This positioning helped the Fund for most of the period. But when a selloff in bonds increased the attractiveness of fixed income relative to cash, we decided a change was warranted. The Fund's aggregate fixed income position is now 1% less than the benchmark.

•  Equity security selection was a positive contributor to performance, as well. In the US, strong stock selection—led by overweights to Amazon.com and Exelon—helped the US equity component to outperform.

•  Several bond sectors experienced outperformance during the period. The international bond component of the Fund outperformed its benchmark due to its defensive duration and yield curve positioning. The portfolio maintained a less-than-benchmark duration, which contributed to relative performance as global yields continued to rise.

UBS Global Allocation Fund

What didn't work

•  Our currency strategy was the largest detractor to Fund returns during the period.

•  In general, an overweight to lower-yielding currencies, like the Japanese yen and Swiss franc, hurt performance. We have been in a period when investors were rewarded for participating in the "carry trade"—a currency strategy that looks to profit by selling low-yielding currencies, and buying high-yielding ones. However, our research indicates investors' yield-seeking behavior has caused a significant valuation distortion in favor of high-yielding currencies and, conversely, against low-yielding currencies. We expect the carry trade to unwind at some point, and we believe we have positioned the Fund to benefit when it does.

•  Our underweights to the Canadian dollar, the euro, and the British pound also detracted from performance. As noted above, we continue to prefer lower-yielding currencies, as well as Asian currencies. During the period, we sold 1% of our allocation to the euro, using it to add to our position in the Japanese yen, in response to what we viewed to be an increasing valuation gap between these currencies.

•  Our emphasis on US equities over international equities detracted from performance.

•  In particular, stock selection in the auto and materials industries, as well as an underweight to energy, hurt performance. At the country level, underweights to Australia and Germany detracted from performance.

•  The emerging markets equity portfolio slightly underperformed the benchmark due to underweights to industrials and utilities.

•  In fixed income, the US high yield portfolio underperformed its benchmark due to a defensive risk posture, while a position in second-lien mortgage bonds that was negatively impacted by the subprime selloff hurt performance. While the portfolio did not hold any direct subprime mortgage-backed securities (subprime mortgages are made to borrowers unable to qualify under traditional, more stringent criteria due to a limited or blemished credit history), its allocation to second-lien mortgages (which are issued to borrowers with higher credit ratings than those to whom subprime loans are issued) hurt performance when these securities experienced markdowns.

UBS Global Allocation Fund

Portfolio Highlights
Fund positions as of June 30, 2007

	GSMI Index	Fund	Over/(Under) %
US Equity	40.0%	49.0%	9.0%
International Equity	22.0	15.0	(7.0)
Emerging Markets Equity	3.0	4.0	1.0
US Bonds	21.0	23.0	2.0
International Bonds	9.0	8.0	(1.0)
High Yield Bonds	3.0	1.0	(2.0)
Emerging Market Bonds	2.0	0.0	(2.0)
Cash	0.0	0.0	0.0

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Allocation Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	14.93%	11.75%	7.93%	7.93%
maximum sales charge	Class B(3)	13.96	10.88	N/A	10.34
	Class C(4)	14.02	10.90	N/A	10.49
	Class Y(5)	15.18	12.02	8.19	9.45
After deducting maximum	Class A(2)	8.58	10.49	7.32	7.32
sales charge	Class B(3)	8.96	10.61	N/A	10.23
	Class C(4)	13.02	10.90	N/A	10.49
Russell 3000 Index(6)		20.07	11.53	7.62	11.35
MSCI World Free Index (net US)(7)		23.94	14.34	7.30	10.06
Citigroup World Government Bond Index (WGBI)(8)		2.86	6.30	5.33	5.80
GSMI Mutual Fund Index(9)		17.11	11.92	7.55	9.55

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.14% and 1.14%; Class B—1.95% and 1.95%; Class C—1.91% and 1.91%; Class Y—.88% and .88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

(1)  Inception date of UBS Global Allocation Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/13/01 and 11/22/01, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is 08/31/92.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(7)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

(8)  The Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 22 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(9)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index; 22% MSCI World ex-USA (Free) Index; 21% Citigroup Broad Investment Grade Index; 9% Citigroup WGBI Non-US Index (in USD); 2% J.P. Morgan Emerging Markets Bond Index Global; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS Global Allocation Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares, the Russell 3000 Index, the MSCI World Free Index (net US), the Citigroup World Government Bond Index (WGBI) and GSMI Mutual Fund Index, if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Allocation Fund Class A vs. Russell 3000 Index, MSCI World Free Index (net US),
Citigroup World Government Bond Index (WGBI) and GSMI Mutual Fund Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Allocation Fund Class Y vs. Russell 3000 Index, MSCI World Free Index (net US),
Citigroup World Government Bond Index (WGBI) and GSMI Mutual Fund Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	1.7%
Morgan Stanley	1.5
Microsoft Corp.	1.4
Wells Fargo & Co.	1.2
Exelon Corp.	1.2
General Electric Co.	1.2
Allergan, Inc.	1.1
Intel Corp.	1.0
Wyeth	1.0
Sprint Nextel Corp.	1.0
Total	12.3%

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
US Treasury Notes, 4.500%, due 03/31/12	1.3%
US Treasury Notes, 4.625%, due 11/15/16	1.3
US Treasury Notes, 4.750%, due 12/31/08	0.7
US Treasury Bonds, 6.250%, due 08/15/23	0.6
US Treasury Bonds, 6.250%, due 05/15/30	0.6
Federal Home Loan Bank System, 5.500%, due 08/13/14	0.5
US Treasury Bonds, 4.750%, due 02/15/37	0.5
Deutsche Bundesrepublik, 4.500%, due 07/04/09	0.5
Deutsche Bundesrepublik, 3.750%, due 01/04/09	0.4
Republic of Italy, 5.250%, due 08/01/11	0.3
Total	6.7%

Country exposure, top five (unaudited)(1)

As of June 30, 2007

Percentage of net assets
United States	58.4%
Germany	4.2
United Kingdom	4.1
Japan	3.7
France	2.4
Total	72.8%

(1)  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Equities US equities
Aerospace & defense	0.63%
Air freight & logistics	0.72
Auto components	1.34
Automobiles	0.28
Beverages	0.66
Biotechnology	1.27
Building products	0.71
Capital markets	2.74
Chemicals	0.21
Commercial banks	2.51
Commercial services & supplies	0.11
Communications equipment	0.47
Computers & peripherals	0.59
Diversified consumer services	0.03
Diversified financial services	2.44
Diversified telecommunication services	0.64
Electric utilities	1.77
Electrical equipment	0.13
Energy equipment & services	1.23
Food & staples retailing	1.03
Health care equipment & supplies	0.81
Health care providers & services	1.36
Hotels, restaurants & leisure	1.08
Household durables	0.36
Household products	0.07
Industrial conglomerates	1.19
Insurance	1.12
Internet & catalog retail	0.41
Internet software & services	0.92
IT services	0.06
Machinery	1.20
Media	2.01
Multi-utilities	0.74
Multiline retail	0.31
Oil, gas & consumable fuels	1.29
Pharmaceuticals	3.81
Road & rail	0.90
Semiconductors & semiconductor equipment	2.61
Software	3.08
Specialty retail	0.99
Textiles, apparel & luxury goods	0.24
Thrifts & mortgage finance	0.39
Wireless telecommunication services	0.98
Total US equities	45.44
International equities
Air freight & logistics	0.09
Airlines	0.24
Auto components	0.26
Automobiles	0.54
Beverages	0.29
Capital markets	0.36
Chemicals	0.26
Commercial banks	2.97%
Commercial services & supplies	0.12
Communications equipment	0.23
Construction & engineering	0.04
Construction materials	0.20
Consumer finance	0.08
Diversified financial services	0.16
Diversified telecommunication services	0.56
Electric utilities	0.21
Electronic equipment & instruments	0.07
Energy equipment & services	0.48
Food & staples retailing	0.30
Food products	0.22
Gas utilities	0.05
Health care equipment & supplies	0.17
Hotels, restaurants & leisure	0.09
Household durables	0.10
Household products	0.10
Industrial conglomerates	0.32
Insurance	1.36
Internet & catalog retail	0.03
Machinery	0.41
Media	0.25
Metals & mining	0.22
Office electronics	0.16
Oil, gas & consumable fuels	1.10
Paper & forest products	0.15
Pharmaceuticals	1.04
Real estate management & development	0.13
Road & rail	0.26
Semiconductors & semiconductor equipment	0.31
Software	0.10
Specialty retail	0.36
Textiles, apparel & luxury goods	0.04
Tobacco	0.10
Trading companies & distributors	0.28
Wireless telecommunication services	0.65
Total international equities	15.46
Total equities	60.90
Bonds US bonds US corporate bonds
Automobiles	0.06
Beverages	0.02
Capital markets	0.33
Chemicals	0.02
Commercial banks	0.17
Commercial services & supplies	0.02
Consumer finance	0.38
Diversified financial services	0.13
Diversified telecommunication services	0.08
Electric utilities	0.04
Food products	0.00 (2)

UBS Global Allocation Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Insurance	0.01%
IT services	0.01
Media	0.05
Oil, gas & consumable fuels	0.02
Pharmaceuticals	0.01
Real estate investment trusts (REITs)	0.01
Road & rail	0.03
Wireless telecommunication services	0.01
Total US corporate bonds	1.40
Asset-backed securities	0.49
Collateralized debt obligation	0.13
Commercial mortgage-backed securities	1.07
Mortgage & agency debt securities	4.37
Stripped mortgage-backed securities	0.06
US government obligations	5.46
Total US bonds	12.98
International bonds International corporate bonds
Thrifts & mortgage finance	0.07
Commercial banks	0.31
Diversified telecommunication services	0.01
Total international corporate bonds	0.39
International mortgage & agency debt securities	0.02
Foreign government bonds	7.32
Sovereign/supranational bond	0.10
Total international bonds	7.83
Total bonds	20.81
Investment companies
iShares MSCI EAFE Index Fund	0.08%
iShares Russell 1000 Growth Index Fund	0.01
iShares Russell 2000 Index Fund	0.40
UBS Corporate Bond Relationship Fund	1.90
UBS Emerging Markets Equity Relationship Fund	4.66
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.15
UBS High Yield Relationship Fund	0.88
UBS Small-Cap Equity Relationship Fund	2.83
UBS U.S. Securitized Mortgage Relationship Fund	6.89
Total investment companies	17.80
Short-term investments	0.29
Investment of cash collateral from securities loaned	2.79
Total investments	102.59
Liabilities, in excess of cash and other assets	(2.59)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

(2)  Amount represents less than 0.005%.

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—60.90%
US equities—45.44%
Abbott Laboratories	43,200	$2,313,360
Abercrombie & Fitch Co.	72,100	5,261,858
Adobe Systems, Inc.*	140,800	5,653,120
Aflac, Inc.	241,200	12,397,680
Allergan, Inc.	971,600	56,003,024
Allstate Corp.	311,500	19,160,365
Amazon.com, Inc.*	310,200	21,220,782
American Electric Power Co., Inc.	397,500	17,903,400
American International Group, Inc.	71,400	5,000,142
Amgen, Inc.*	125,100	6,916,779
Analog Devices, Inc.	963,700	36,273,668
Anheuser-Busch Cos., Inc.	278,800	14,542,208
Apache Corp.	37,800	3,084,102
Apple, Inc.*	78,600	9,592,344
AT&T, Inc.	790,800	32,818,200
Automatic Data Processing, Inc.	61,100	2,961,517
Baker Hughes, Inc.	67,000	5,636,710
Bank of New York Co., Inc.	120,100	4,976,944
Baxter International, Inc.	159,700	8,997,498
BEA Systems, Inc.*	975,300	13,351,857
Becton, Dickinson & Co.	50,900	3,792,050
Best Buy Co., Inc.	71,300	3,327,571
Blackstone Group LP*	206,918	6,056,490
Boeing Co.	30,100	2,894,416
BorgWarner, Inc.	294,200	25,312,968
Bristol-Myers Squibb Co.	753,300	23,774,148
Broadcom Corp., Class A*	119,000	3,480,750
Burlington Northern Santa Fe Corp.	545,700	46,460,898
C.R. Bard, Inc.	86,800	7,172,284
Carnival Corp.	650,100	31,705,377
Cephalon, Inc.*	111,500	8,963,485
Chevron Corp.	160,900	13,554,216
Chico's FAS, Inc.*	500,600	12,184,604
Cisco Systems, Inc.*	419,900	11,694,215
Citigroup, Inc.	1,696,607	87,018,973
Citrix Systems, Inc.*	459,300	15,464,631
City National Corp.	125,900	9,579,731
Coach, Inc.*	256,500	12,155,535
Constellation Brands, Inc., Class A*	675,100	16,391,428
Costco Wholesale Corp.	493,100	28,856,212
Dell, Inc.*	732,700	20,918,585
Dominion Resources, Inc.	66,500	5,739,615
eBay, Inc.*	245,800	7,909,844
ENSCO International, Inc.	351,700	21,457,217
EOG Resources, Inc.	239,200	17,475,952
Exelon Corp.	867,200	62,958,720
Express Scripts, Inc.*	85,300	4,265,853
Exxon Mobil Corp.	214,200	17,967,096
FedEx Corp.	332,900	36,941,913

	Shares	Value
US equities—(continued)
Fifth Third Bancorp	793,600	$31,561,472
Fortune Brands, Inc.	223,700	18,426,169
Freddie Mac	334,600	20,310,220
Genentech, Inc.*	76,800	5,810,688
General Dynamics Corp.	80,400	6,288,888
General Electric Co.	1,603,400	61,378,152
Genzyme Corp.*	552,900	35,606,760
Goldman Sachs Group, Inc.	27,100	5,873,925
Google, Inc., Class A*	35,800	18,737,004
Halliburton Co.	666,700	23,001,150
Harley-Davidson, Inc.	242,100	14,431,581
Hartford Financial Services Group, Inc.	214,900	21,169,799
Hologic, Inc.*(1)	34,100	1,886,071
Home Depot, Inc.	725,200	28,536,620
Illinois Tool Works, Inc.	744,400	40,339,036
Intel Corp.	2,230,200	52,989,552
International Game Technology	173,300	6,880,010
Intuit, Inc.*	488,400	14,691,072
ITT Educational Services, Inc.*	11,400	1,338,132
J. Crew Group, Inc.*	31,400	1,698,426
Johnson & Johnson	451,638	27,829,934
Johnson Controls, Inc.	378,500	43,818,945
JPMorgan Chase & Co.	760,600	36,851,070
Laboratory Corp. of America Holdings*	67,400	5,274,724
Las Vegas Sands Corp.*	78,300	5,981,337
Linear Technology Corp.	438,600	15,868,548
Masco Corp.	1,287,400	36,652,278
McAfee, Inc.*	54,600	1,921,920
McGraw-Hill Cos., Inc.	313,600	21,349,888
Medco Health Solutions, Inc.*	350,000	27,296,500
Medtronic, Inc.	383,000	19,862,380
Mellon Financial Corp.	884,700	38,926,800
Merck & Co., Inc.	704,000	35,059,200
Merrill Lynch & Co., Inc.	72,500	6,059,550
Microchip Technology, Inc.	61,300	2,270,552
Microsoft Corp.	2,484,000	73,203,480
Millennium Pharmaceuticals, Inc.*	790,300	8,353,471
Monster Worldwide, Inc.*	138,500	5,692,350
Moody's Corp.	27,400	1,704,280
Morgan Stanley	947,550	79,480,494
News Corp., Class A	1,018,600	21,604,506
NiSource, Inc.	474,200	9,820,682
Northeast Utilities	59,100	1,676,076
Northrop Grumman Corp.	127,200	9,905,064
Omnicom Group, Inc.	450,600	23,845,752
PACCAR, Inc.	249,300	21,699,072
Peabody Energy Corp.	32,000	1,548,160
Pepco Holdings, Inc.	310,700	8,761,740
PepsiCo, Inc.	49,600	3,216,560
PNC Financial Services Group, Inc.	346,100	24,773,838
Praxair, Inc.	152,700	10,992,873

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(continued)
US equities—(concluded)
Precision Castparts Corp.	16,353	$1,984,600
Procter & Gamble Co.	62,000	3,793,780
QUALCOMM, Inc.	225,500	9,784,445
Quest Diagnostics, Inc.	146,100	7,546,065
R.H. Donnelley Corp.*	261,292	19,800,708
Range Resources Corp.	77,000	2,880,570
Red Hat, Inc.*	291,900	6,503,532
Research In Motion Ltd.*	13,000	2,599,870
Rockwell Automation, Inc.	92,700	6,437,088
Schlumberger Ltd.	93,700	7,958,878
Sempra Energy	377,100	22,335,633
Southwestern Energy Co.*	74,300	3,306,350
Sprint Nextel Corp.	2,434,752	50,423,714
Starbucks Corp.*	143,900	3,775,936
Symantec Corp.*	1,392,872	28,136,014
SYSCO Corp.	739,300	24,389,507
Target Corp.	254,800	16,205,280
Texas Instruments, Inc.	91,100	3,428,093
United Technologies Corp.	157,300	11,157,289
UnitedHealth Group, Inc.	506,700	25,912,638
Viacom, Inc., Class B*	413,200	17,201,516
Weatherford International Ltd.*	95,300	5,264,372
Wells Fargo & Co.	1,805,700	63,506,469
Wyeth	899,300	51,565,862
Wynn Resorts Ltd.	80,700	7,237,983
Xilinx, Inc.	763,900	20,449,603
XTO Energy, Inc.	115,400	6,935,540
Yahoo!, Inc.*	763,500	20,713,755
Total US equities (cost $2,053,463,912)		2,343,032,176
International equities—15.46%
Australia—0.56%
National Australia Bank Ltd.	187,207	6,510,452
Qantas Airways Ltd.	2,577,233	12,235,877
QBE Insurance Group Ltd.	379,357	10,034,509
		28,780,838
Austria—0.07%
Telekom Austria AG	148,997	3,730,710
Belgium—0.18%
KBC Groep NV	70,207	9,504,067
Canada—0.63%
Alcan, Inc.	73,220	5,973,075
Canadian Pacific Railway Ltd.(1)	122,000	8,425,759
Cott Corp.*(1)	102,900	1,493,390
Magna International, Inc., Class A	31,900	2,919,737
Manulife Financial Corp.(1)	106,300	3,975,585
Toronto-Dominion Bank(1)	141,000	9,643,990
		32,431,536
Cayman Islands—0.48%
GlobalSantaFe Corp.	342,400	24,738,400

	Shares	Value
Denmark—0.09%
Novo-Nordisk A/S, Class B	40,450	$4,414,011
Finland—0.26%
Nokia Oyj	197,447	5,561,153
Stora Enso Oyj, Class R	420,280	7,952,215
		13,513,368
France—1.14%
AXA SA(1)	323,228	14,003,509
Compagnie Generale des Etablissements Michelin, Class B	31,769	4,465,317
France Telecom SA(1)	539,991	14,909,357
Sanofi-Aventis(1)	31,916	2,596,122
Total SA(1)	281,301	22,942,599
		58,916,904
Germany—1.49%
Allianz SE	79,714	18,728,437
DaimlerChrysler AG	63,338	5,879,865
Deutsche Postbank AG	42,057	3,703,918
E.ON AG	36,868	6,201,946
Henkel KGaA, Preference shares(1)	106,740	5,647,225
IKB Deutsche Industriebank AG	65,152	2,385,268
MAN AG	34,010	4,914,252
Metro AG	59,400	4,942,680
Muenchener Rueckversicherungs- Gesellschaft AG	12,209	2,250,440
SAP AG(1)	110,354	5,686,083
Siemens AG	113,229	16,331,830
		76,671,944
Greece—0.12%
Alpha Bank AE	105,877	3,338,872
National Bank of Greece SA	51,094	2,932,095
		6,270,967
Hong Kong—0.19%
Esprit Holdings Ltd.	381,500	4,839,983
Sun Hung Kai Properties Ltd.	279,000	3,357,620
Yue Yuen Industrial Holdings Ltd.(1)	589,500	1,828,240
		10,025,843
Ireland—0.37%
Bank of Ireland	420,625	8,505,266
CRH PLC	112,295	5,567,235
Depfa Bank PLC	232,741	4,126,544
Irish Life & Permanent PLC	29,361	742,715
		18,941,760

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Italy—0.50%
Fiat SpA(1)	146,614	$4,379,454
Intesa Sanpaolo SpA	2,048,051	15,328,799
UniCredito Italiano SpA	681,697	6,117,122
		25,825,375
Japan—2.69%
Aeon Co., Ltd.	192,200	3,574,725
Aiful Corp.(1)	71,250	2,048,528
Asahi Breweries Ltd.(1)	299,000	4,640,723
Bank of Yokohama Ltd.	484,000	3,396,353
Bridgestone Corp.(1)	193,400	4,146,810
Canon, Inc.(1)	141,300	8,297,251
East Japan Railway Co.	629	4,853,198
Fast Retailing Co., Ltd.	26,900	1,916,045
Funai Electric Co., Ltd.	24,300	1,419,021
Honda Motor Co., Ltd.	222,800	8,142,944
Hoya Corp.	101,700	3,378,298
Japan Tobacco, Inc.	1,061	5,239,293
KDDI Corp.	386	2,862,278
Kubota Corp.	457,000	3,711,675
Mitsubishi Corp.	288,500	7,568,365
Mitsui Fudosan Co., Ltd.	125,000	3,512,690
Mitsui Sumitomo Insurance Co., Ltd.	526,000	6,758,432
Nitto Denko Corp.	107,500	5,430,660
NOK Corp.	98,400	2,077,888
Nomura Holdings, Inc.	176,700	3,444,305
NTN Corp.	288,000	2,486,449
NTT DoCoMo, Inc.	2,645	4,189,036
Rohm Co., Ltd.	58,000	5,158,173
Shin-Etsu Chemical Co., Ltd.	75,500	5,402,274
SMC Corp.	20,400	2,717,239
Sompo Japan Insurance, Inc.	279,000	3,419,379
Sumitomo Mitsui Financial Group, Inc.	891	8,322,030
Sumitomo Trust & Banking Co., Ltd.	337,000	3,216,041
Takefuji Corp.	58,680	1,973,078
Tokyo Gas Co., Ltd.	588,000	2,788,971
Toyota Motor Corp.	145,600	9,223,797
Yamada Denki Co., Ltd.	34,560	3,615,292
		138,931,241
Netherlands—1.16%
ABN AMRO Holding NV(1)	450,467	20,759,759
ASML Holding NV*	229,322	6,362,705
ING Groep NV CVA	185,458	8,230,557
Koninklijke Philips Electronics NV	81,716	3,490,489
Reed Elsevier NV	263,754	5,047,667
Royal KPN NV	402,474	6,711,054
STMicroelectronics NV	218,931	4,252,080
TNT NV	107,936	4,883,654
		59,737,965

	Shares	Value
Norway—0.22%
Statoil ASA(1)	246,600	$7,673,645
Telenor ASA*	182,800	3,588,143
		11,261,788
Spain—0.34%
Banco Santander Central Hispano SA	935,557	17,334,684
Sweden—0.26%
Sandvik AB	356,600	7,247,543
Telefonaktiebolaget LM Ericsson, Class B	1,585,000	6,363,917
		13,611,460
Switzerland—1.48%
Alcon, Inc.	40,500	5,463,855
Clariant AG*	142,649	2,323,958
Credit Suisse Group	213,021	15,233,225
Holcim Ltd.	45,664	4,964,535
Nestle SA	18,975	7,238,928
Novartis AG	306,976	17,340,437
Roche Holding AG	112,762	20,069,143
Straumann Holding AG(1)	12,094	3,405,924
		76,040,005
United Kingdom—3.23%
AstraZeneca PLC	97,901	5,274,644
Balfour Beatty PLC	231,722	2,061,372
Barclays PLC	1,046,980	14,632,986
BP PLC	2,172,371	26,304,899
British Sky Broadcasting Group PLC	326,063	4,190,509
Cadbury Schweppes PLC	297,200	4,058,290
Carnival PLC	95,182	4,558,569
Diageo PLC	420,331	8,752,971
Experian Group Ltd.	362,363	4,580,627
GlaxoSmithKline PLC	140,953	3,693,773
Home Retail Group PLC	151,479	1,396,209
Kesa Electricals PLC	502,076	3,173,369
Kingfisher PLC	1,092,852	4,970,670
Prudential PLC	713,725	10,233,270
Rentokil Initial PLC	501,011	1,614,759
Rio Tinto PLC	66,504	5,110,831
Royal Bank of Scotland Group PLC	1,045,754	13,292,865
Scottish & Southern Energy PLC	159,417	4,638,615
Tesco PLC	818,108	6,875,297
Vodafone Group PLC	7,864,687	26,500,785
Wolseley PLC	292,508	7,060,371
WPP Group PLC	238,238	3,580,867
		166,556,548
Total international equities (cost $627,137,598)		797,239,414
Total equities (cost $2,680,601,510)		3,140,271,590

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—20.81%
US bonds—12.98%
US corporate bonds—1.40%
AT&T Corp., 8.000%, due 11/15/31		$450,000	$534,861
AT&T, Inc., 6.450%, due 06/15/34		540,000	533,651
AvalonBay Communities, Inc., 7.500%, due 08/01/09		275,000	286,569
Avon Products, Inc., 7.150%, due 11/15/09		195,000	202,200
Bank of America Corp., 5.420%, due 03/15/17		2,000,000	1,917,328
BellSouth Corp., 6.550%, due 06/15/34		675,000	673,863
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29		660,000	702,017
Capital One Financial Corp., 5.500%, due 06/01/15		685,000	661,206
Citigroup, Inc., 5.000%, due 09/15/14		1,275,000	1,212,859
5.500%, due 11/18/15	GBP	1,520,000	2,909,793
5.625%, due 08/27/12		$3,775,000	3,775,804
Comcast Cable Communications LLC, 6.750%, due 01/30/11		2,250,000	2,328,876
Computer Sciences Corp., 3.500%, due 04/15/08		325,000	319,953
ConAgra Foods, Inc., 5.819%, due 06/15/17		1,000	973
Coors Brewing Co., 6.375%, due 05/15/12		925,000	947,168
DaimlerChrysler N.A. Holding Corp., 4.050%, due 06/04/08		3,325,000	3,278,354
Devon Financing Corp. ULC, 6.875%, due 09/30/11		1,050,000	1,096,132
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35		520,000	487,588
Erac USA Finance Co., 8.000%, due 01/15/11(2)		700,000	747,049
Exelon Generation Co. LLC, 5.350%, due 01/15/14		1,000,000	958,271
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		12,750,000	12,480,363
General Electric Capital Corp., 6.000%, due 06/15/12		5,325,000	5,419,971
6.750%, due 03/15/32		1,250,000	1,356,210
GMAC LLC, 6.875%, due 09/15/11		2,170,000	2,134,529
Goldman Sachs Group, Inc., 6.875%, due 01/15/11		3,425,000	3,562,538
HSBC Bank USA N.A., 5.625%, due 08/15/35		1,355,000	1,245,092

	Face amount	Value
US corporate bonds—(concluded)
HSBC Finance Corp., 6.750%, due 05/15/11	$1,925,000	$1,998,202
ICI Wilmington, Inc., 4.375%, due 12/01/08	600,000	589,891
International Lease Finance Corp., 3.500%, due 04/01/09	1,775,000	1,719,372
John Deere Capital Corp., 7.000%, due 03/15/12	700,000	740,103
JPMorgan Chase & Co., 6.750%, due 02/01/11	2,000,000	2,077,916
MBNA Corp., 7.500%, due 03/15/12	550,000	592,420
Metlife, Inc., 5.000%, due 11/24/13	700,000	672,999
Morgan Stanley, 6.750%, due 04/15/11	3,475,000	3,602,970
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	375,000	467,483
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	825,000	837,938
Sprint Capital Corp., 8.750%, due 03/15/32	1,375,000	1,544,304
US Bank N.A., 6.375%, due 08/01/11	625,000	643,845
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	975,000	1,025,491
Wachovia Bank N.A., 7.800%, due 08/18/10	1,550,000	1,645,297
Waste Management, Inc., 7.375%, due 08/01/10	650,000	681,010
Wells Fargo Bank N.A., 6.450%, due 02/01/11	2,625,000	2,706,622
Wyeth, 5.500%, due 03/15/13	750,000	742,159
Total US corporate bonds (cost $73,908,509)		72,061,240
Asset-backed securities—0.49%
Conseco Finance, Series 01-D, Class M2, 7.070%, due 11/15/32(3)	1,163,349	1,010,946
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.660%, due 06/25/33(2),(3)	183,691	184,205
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.540%, due 01/25/37(2),(3)	2,839,486	2,805,149

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(concluded)
Green Tree Financial Corp., Series 96-4, Class A6, 7.400%, due 06/15/27	$236,126	$242,981
GSAMP Trust, Series 06-S5, Class A2, 5.658%, due 09/25/36(4),(5)	2,000,000	1,600,000
Home Equity Mortgage Trust, Series 06-3, Class A2, 5.594%, due 09/25/36(3)	1,250,000	1,241,716
Series 06-4, Class A2, 5.730%, due 11/25/36(5)	3,000,000	2,987,210
Providian Gateway Master Trust, Series 04-EA, Class C, 5.900%, due 11/15/11(2),(3)	3,000,000	3,005,157
Rutland Rated Investments, Series DRYD-1A, Class A6F, 6.957%, due 06/20/13(2)	1,645,000	1,653,738
Saco I Trust, Series 06-5, Class 2A1, 5.470%, due 05/25/36(3)	3,135,041	3,134,454
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(2)	182,582	166,286
Series 02-23XS, Class A7, 6.080%, due 11/25/32(5)	5,170,000	5,120,595
Terwin Mortgage Trust, Series 06-1, Class 2M2, 4.250%, due 01/25/37(2),(5)	2,500,000	2,075,000
Total asset-backed securities (cost $26,101,533)		25,227,437
Collateralized debt obligation—0.13%
G-Force CDO Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46(2),(4) (cost $6,900,093)	7,000,000	6,808,725
Commercial mortgage-backed securities—1.07%
Asset Securitization Corp., Series 95-MD4, Class A3, 7.384%, due 08/13/29(3)	3,250,000	3,257,534
Series 95-MD4, Class A5, 7.384%, due 08/13/29(3)	5,000,000	5,047,250
Series 97-D4, Class B1, 7.525%, due 04/14/29	5,000,000	5,382,084
Banc of America Commercial Mortgage, Inc., Series 06-6, Class A4, 5.356%, due 10/10/45	4,550,000	4,389,132
DLJ Commercial Mortgage Corp., Series 00-CKP1, Class A1B, 7.180%, due 11/10/33	1,177,675	1,225,683

	Face amount	Value
Commercial mortgage-backed securities—(concluded)
First Union Commercial Mortgage Securities, Inc., Series 97-C2, Class A3, 6.650%, due 11/18/29	$257,584	$257,374
GS Mortgage Securities Corp. II, Series 06-RR2, Class A1, 5.812%, due 06/23/46(2),(3)	9,025,000	8,850,637
Series 98-GLII, Class A1, 6.312%, due 04/13/31	311,101	311,038
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(2)	148,972	151,386
Series 99-HMTA, Class C, 7.730%, due 08/03/15(2)	750,000	781,591
Series 99-HMTA, Class D, 7.970%, due 08/03/15(2)	5,300,000	5,545,475
Series 99-HMTA, Class E, 8.070%, due 08/03/15(2)	460,000	482,109
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31	837,707	858,193
Mach One Trust Commercial Mortgage-Backed, Series 04-1A, Class A1, 3.890%, due 05/28/40(2)	1,009,703	999,931
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(3)	9,625,000	9,284,190
Morgan Stanley Capital I, Series 03-T11, Class A4, 5.150%, due 06/13/41	5,065,000	4,918,412
Nomura Asset Securities Corp., Series 96-MD5, Class A4, 8.208%, due 04/13/39(3)	88,216	88,345
PNC Mortgage Acceptance Corp., Series 00-C1, Class A2, 7.610%, due 02/15/10	1,666,535	1,728,007
Prudential Mortgage Capital Funding LLC, Series 01-ROCK, Class A2, 6.605%, due 05/10/34	1,055,000	1,088,838
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C3, Class A2, 6.592%, due 12/18/33	540,000	553,864
Total commercial mortgage-backed securities (cost $57,194,849)		55,201,073
Mortgage & agency debt securities—4.37%
Bear Stearns Alt-A Trust, Series 05-3, Class B1, 5.300%, due 04/25/35(3)	7,368,175	7,295,691

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—(continued)
Countrywide Alternative Loan Trust, Series 05-J2, Class 2A1, 7.500%, due 12/25/34	$1,250,730	$1,253,632
Countrywide Home Loan Mortgage Pass-Through Trust, Series 03-20, Class 3A2, 4.750%, due 07/25/18	207,348	206,074
Series 06-HYB1, Class 1A1, 5.363%, due 03/20/36(3)	5,204,846	5,155,698
Series 06-16, Class M1, 6.250%, due 11/25/36(3)	2,983,632	2,949,322
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	3,818,275	3,794,521
Series 05-10, Class 10A3, 6.000%, due 11/25/35	1,015,966	1,017,690
Series 03-8, Class 5A1, 6.500%, due 04/25/33	329,612	329,821
Series 05-12, Class 1A1, 6.500%, due 01/25/36	5,508,339	5,551,779
Series 03-27, Class 9A1, 7.000%, due 11/25/33	187,978	190,887
Series 05-11, Class 4A1, 7.000%, due 12/25/35	3,615,730	3,670,735
Series 01-26, Class 5A1, 7.307%, due 11/25/31(3)	61,185	60,996
Series 02-10, Class 2A1, 7.500%, due 05/25/32	12,692	12,746
Federal Home Loan Bank System, 5.500%, due 08/13/14	26,855,000	27,039,010
Federal Home Loan Mortgage Corp. Gold Pools, # E93969, 5.500%, due 01/01/18	89,502	88,473
# E01345, 5.500%, due 04/01/18	303,422	299,863
# B11810, 5.500%, due 01/01/19	1,455,688	1,438,611
# D96274, 5.500%, due 09/01/23	2,398,952	2,346,050
# C90798, 5.500%, due 02/01/24	4,258,553	4,160,729
# G11429, 6.000%, due 12/01/17	222,503	223,773
# C56030, 6.000%, due 03/01/31	384,743	384,015
# A24844, 6.000%, due 07/01/34	1,209,603	1,202,589
# E01127, 6.500%, due 02/01/17	90,753	92,708

	Face amount	Value
Mortgage & agency debt securities—(continued)
# E92004, 6.500%, due 10/01/17	$498,633	$508,928
# C20606, 6.500%, due 01/01/29	1,661,535	1,697,401
# C00742, 6.500%, due 04/01/29	52,989	54,131
# G01717, 6.500%, due 11/01/29	1,022,451	1,043,845
# G00944, 7.000%, due 06/01/28	160,021	165,425
# G01391, 7.000%, due 04/01/32	1,344,746	1,390,261
Federal Home Loan Mortgage Corp. REMICs, Series 2148, Class ZA, 6.000%, due 04/15/29	688,708	683,455
Series 2426, Class GH, 6.000%, due 08/15/30	248,998	249,584
Series 3164, Class NC, 6.000%, due 12/15/32	7,875,000	7,870,018
Federal Home Loan Mortgage Corp., 5.300%, due 02/27/09	8,275,000	8,262,877
5.375%, due 12/27/11	6,765,000	6,735,430
5.600%, due 10/17/13	2,815,000	2,798,394
5.750%, due 06/27/16	3,300,000	3,323,001
Federal National Mortgage Association Grantor Trust, Series 02-T19, Class A1, 6.500%, due 07/25/42	1,541,569	1,563,284
Series 00-T6, Class A1, 7.500%, due 06/25/30	275,680	284,309
Series 01-T4, Class A1, 7.500%, due 07/25/41	1,233,278	1,270,427
Federal National Mortgage Association Pools, # 809205, 4.272%, due 01/01/35(3)	2,852,232	2,808,061
# 809625, 4.656%, due 01/01/35(3)	3,770,434	3,723,260
# 357351, 5.500%, due 02/01/18	6,897,202	6,820,332
# 244450, 5.500%, due 11/01/23	140,968	137,176
# 255182, 5.500%, due 04/01/24	4,882,200	4,770,233
# 829952, 5.500%, due 09/01/24	2,957,679	2,891,792
# 705626, 5.500%, due 05/01/33	4,865,100	4,713,756
# 555523, 5.500%, due 06/01/33	6,169,955	5,978,686
# 720109, 5.500%, due 07/01/33	5,086,072	4,927,854

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—(continued)
# 190015, 6.000%, due 09/01/08	$440,968	$441,828
# 323789, 6.000%, due 06/01/14	838,436	843,567
# 829951, 6.000%, due 07/01/17	2,439,196	2,454,124
# 254403, 6.000%, due 08/01/17	565,679	569,015
# 555412, 6.000%, due 04/01/18	234,889	236,313
# 809903, 6.000%, due 03/01/20	2,427,826	2,438,648
# 810112, 6.000%, due 03/01/20	2,146,570	2,156,139
# 596124, 6.000%, due 11/01/28	113,760	113,419
# 252339, 6.000%, due 03/01/29	705,353	703,080
# 522564, 6.000%, due 07/01/29	538,201	536,584
# 676733, 6.000%, due 01/01/33	1,990,297	1,981,071
# 891332, 6.181%, due 04/01/36(3)	1,274,894	1,288,969
# 313697, 6.500%, due 12/01/10	671,866	674,765
# 629627, 6.500%, due 03/01/17	433,830	442,972
# 652185, 6.500%, due 06/01/17	500,452	511,201
# 650101, 7.000%, due 08/01/32	665,663	689,515
# 754504, 7.000%, due 01/01/34	242,253	248,390
# 578040, 7.500%, due 05/01/31	16,402	17,119
# 653819, 7.500%, due 02/01/33	219,405	229,514
Federal National Mortgage Association Whole Loan, Series 01-W3, Class A, 7.000%, due 09/25/41	60,456	61,620
Series 04-W11, Class 1A3, 7.000%, due 05/25/44	1,748,387	1,787,749
Series 95-W3, Class A, 9.000%, due 04/25/25	795	860
Federal National Mortgage Association, 4.250%, due 08/15/10	8,075,000	7,856,305
5.200%, due 11/08/10	6,450,000	6,427,838
5.500%, due 03/15/11	5,670,000	5,718,365
5.500%, due 01/23/12	5,280,000	5,267,149
6.070%, due 05/12/16	3,790,000	3,799,600

	Face amount	Value
Mortgage & agency debt securities—(concluded)
6.250%, due 02/01/11	$5,535,000	$5,720,627
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.303%, due 09/25/34(3)	915,599	910,017
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 5.590%, due 02/25/35(3)	191,075	191,018
Government National Mortgage Association Pools, # 495814, 6.000%, due 01/15/29	41,514	41,450
# 2671, 6.000%, due 11/20/28	31,678	31,620
# 2713, 6.000%, due 02/20/29	28,318	28,262
# 80329, 6.125%, due 10/20/29(3)	130,260	131,233
# 781276, 6.500%, due 04/15/31	999,092	1,019,999
# 422480, 6.500%, due 03/15/26	335,074	341,709
# 491532, 6.500%, due 01/20/34	555,745	565,763
# 338523, 8.000%, due 12/15/22	6,723	7,111
Government National Mortgage Association, Series 01-35, Class AZ, 6.500%, due 08/20/31	2,837,942	2,881,471
JPMorgan Alternative Loan Trust, Series 06-A4, Class A7, 6.300%, due 09/25/36(3)	8,000,000	7,989,477
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.420%, due 12/25/34(3)	4,730,524	4,696,116
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2, 5.884%, due 02/25/37(3)	7,000,000	6,887,335
Wells Fargo Mortgage Backed Securities Trust, Series 03-18, Class A2, 5.250%, due 12/25/33	3,273,725	3,081,292
Total mortgage & agency debt securities (cost $228,714,141)		225,457,552
Stripped mortgage-backed securities—0.06%
Federal National Mortgage Association Interest Strips, Series 365, Class 11, 5.500%, due 02/01/36(4)	2,514,558	650,186

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
US bonds—(concluded)
Stripped mortgage-backed securities—(concluded)
Federal National Mortgage Association Principal Strips, Series 352, Class 1, 3.999%, due 08/01/34(4)		$2,406,772	$1,700,489
MLCC Mortgage Investors, Inc., Series 03-D, Class XA1, IO, 1.000%, due 08/25/28(3),(4)		4,294,094	328
Sequoia Mortgage Trust, Series 04-11, Class XAI, IO, 0.912%, due 12/20/34(3),(4)		22,155,989	286,470
Structured Adjustable Rate Mortgage Loan Trust, Series 05-17, Class 4AX, IO, 5.500%, due 08/25/35(4)		3,142,442	456,103
Total stripped mortgage-backed securities (cost $4,378,101)			3,093,576
US government obligations—5.46%
US Treasury Bonds, 4.750%, due 02/15/37(1)		27,575,000	26,000,219
6.250%, due 08/15/23(1)		29,505,000	32,762,086
6.250%, due 05/15/30(1)		27,165,000	31,048,753
8.750%, due 05/15/17(1)		10,110,000	12,953,437
US Treasury Notes, 4.250%, due 10/15/10(1)		5,580,000	5,472,758
4.500%, due 03/31/12(1)		69,895,000	68,617,250
4.625%, due 11/15/16		69,545,000	67,398,911
4.750%, due 12/31/08(1)		36,385,000	36,274,135
4.750%, due 05/15/14(1)		675,000	666,563
Total US government obligations (cost $283,412,027)			281,194,112
Total US bonds (cost $680,609,253)			669,043,715
International bonds—7.83%
International corporate bonds—0.39%
Germany—0.11%
Kreditanstalt fuer Wiederaufbau, 4.750%, due 12/07/10	GBP	1,245,000	2,393,591
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	4,245,000	3,540,795
			5,934,386
Luxembourg—0.01%
Telecom Italia Capital SA, 5.250%, due 11/15/13		$325,000	309,684
United Kingdom—0.27%
Abbey National PLC, 7.950%, due 10/26/29		$295,000	354,343
Halifax PLC, 9.375%, due 05/15/21	GBP	1,300,000	3,364,464

	Face amount		Value
United Kingdom—(concluded)
Lloyds TSB Bank PLC, 6.625%, due 03/30/15	GBP	2,375,000	$4,860,816
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(6)		$675,000	733,832
Royal Bank of Scotland PLC, 9.625%, due 06/22/15	GBP	1,890,000	4,571,769
			13,885,224
Total international corporate bonds (cost $19,698,431)			20,129,294
International mortgage & agency debt securities—0.02%
United Kingdom—0.02%
Paragon Mortgages PLC, Series 7A, Class B1A, 6.110%, due 05/15/43(2),(3) (cost $1,040,000)		$1,040,000	1,041,218
Foreign government bonds—7.32%
Australia—0.03%
Government of Australia, 5.750%, due 06/15/11	AUD	2,000,000	1,655,491
Austria—0.43%
Republic of Austria, 5.000%, due 01/15/08	EUR	10,750,000	14,600,948
5.250%, due 01/04/11		5,490,000	7,595,322
			22,196,270
Belgium—0.21%
Government of Belgium, 5.000%, due 09/28/11	EUR	2,300,000	3,164,896
5.750%, due 03/28/08		5,480,000	7,488,472
			10,653,368
Canada—0.27%
Government of Canada, 6.000%, due 06/01/11	CAD	14,000,000	13,807,069
Egypt—0.07%
Egypt Government Agency for International Development, 4.450%, due 09/15/15		$3,620,000	3,394,365
France—1.28%
French Treasury Notes, 3.000%, due 07/12/08	EUR	5,600,000	7,470,784
3.500%, due 07/12/09		6,210,000	8,246,324
Government of France, 3.750%, due 04/25/21		8,830,000	10,810,722
4.750%, due 04/25/35		6,340,000	8,577,784
5.500%, due 04/25/10		10,090,000	13,997,991
5.500%, due 04/25/29		11,350,000	16,900,896
			66,004,501

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
Foreign government bonds—(concluded)
Germany—2.55%
Bundesobligation, 3.500%, due 10/10/08	EUR	7,000,000	$9,366,429
Bundesschatzanweisungen, 2.250%, due 09/14/07		4,350,000	5,865,841
Deutsche Bundesrepublik, 3.750%, due 01/04/09		14,780,000	19,801,151
3.750%, due 01/04/17		6,245,000	7,929,774
4.000%, due 01/04/37		9,070,000	10,915,879
4.500%, due 07/04/09		17,475,000	23,656,033
4.750%, due 07/04/34		8,920,000	12,135,070
5.000%, due 07/04/12		6,020,000	8,311,539
5.250%, due 07/04/10		8,100,000	11,181,546
6.250%, due 01/04/24		3,400,000	5,409,610
6.500%, due 07/04/27		10,085,000	16,735,295
			131,308,167
Italy—0.54%
Republic of Italy, 4.500%, due 05/01/09	EUR	7,480,000	10,129,475
5.250%, due 08/01/11		12,660,000	17,561,845
			27,691,320
Japan—0.99%
Government of Japan CPI Linked Bonds (TIPS), 0.500%, due 12/10/14	JPY	265,000,000	2,056,335
1.000%, due 06/10/16		290,000,000	2,303,018
Government of Japan, 0.300%, due 03/20/08		720,000,000	5,825,284
0.900%, due 06/15/08		1,360,000,000	11,055,947
1.300%, due 06/20/11		1,340,000,000	10,876,795
1.300%, due 06/20/15		850,000,000	6,675,025
1.500%, due 03/20/14		280,000,000	2,253,706
1.700%, due 03/20/17		470,000,000	3,760,569
1.900%, due 06/20/25		305,000,000	2,367,233
2.300%, due 06/20/35		220,000,000	1,737,520
2.600%, due 03/20/19		250,000,000	2,162,727
			51,074,159
Netherlands—0.27%
Government of Netherlands, 4.000%, due 01/15/37	EUR	6,070,000	7,258,096
5.000%, due 07/15/11		4,945,000	6,803,242
			14,061,338
Sweden—0.08%
Government of Sweden, 6.750%, due 05/05/14	SEK	26,100,000	4,314,255
United Kingdom—0.60%
UK Gilts, 4.750%, due 09/07/15	GBP	3,425,000	6,521,606
4.750%, due 03/07/20		3,810,000	7,235,404

	Face amount		Value
United Kingdom—(concluded)
5.000%, due 03/07/12	GBP	1,515,000	$2,955,567
8.000%, due 06/07/21		5,700,000	14,393,558
			31,106,135
Total foreign government bonds (cost $373,600,099)			377,266,438
Sovereign/supranational bond—0.10%
European Investment Bank, 5.750%, due 09/15/09 (cost $4,907,558)	AUD	6,500,000	5,404,999
Total international bonds (cost $399,246,088)			403,841,949
Total bonds (cost $1,079,855,341)			1,072,885,664
	Shares
Investment companies—17.80%
iShares MSCI EAFE Index Fund		52,600	4,248,502
iShares Russell 1000 Growth Index Fund		7,200	426,312
iShares Russell 2000 Index Fund(1)		250,000	20,740,000
UBS Corporate Bond Relationship Fund(7)		8,234,340	98,125,332
UBS Emerging Markets Equity Relationship Fund(7)		7,238,101	240,393,272
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(7)		700,000	7,524,790
UBS High Yield Relationship Fund(7)		2,080,862	45,363,209
UBS Small-Cap Equity Relationship Fund(7)		2,816,127	145,512,115
UBS U.S. Securitized Mortgage Relationship Fund(7)		27,847,864	355,316,472
Total investment companies (cost $724,248,017)			917,650,004
Short-term investments—0.29%
Other—0.26%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(7),(8) (cost $13,360,735)		13,360,735	13,360,735
	Face amount
US government obligation—0.03%
US Treasury Bills, 4.81%, due 12/20/07(9),(10) (cost $1,368,562)		$1,400,000	1,368,612
Total short-term investments (cost $14,729,297)			14,729,347

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Investment of cash collateral from securities loaned—2.79%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(7),(8) (cost $144,054,788)	$144,054,788	$144,054,788
Total investments—102.59% (cost $4,643,488,953)		5,289,591,393
Liabilities, in excess of cash and other assets—(2.59)%		(133,476,375)
Net assets—100.00%		$5,156,115,018

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $4,726,642,281; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$615,873,449
Gross unrealized depreciation	(52,924,337)
Net unrealized appreciation	$562,949,112

*  Non-income producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2007.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $35,297,656 or 0.68% of net assets.

(3)  Floating rate security—The interest rates shown are the current rates as of June 30, 2007.

(4)  Security is illiquid. At June 30, 2007, the value of these securities amounted to $11,502,301 or 0.22% of net assets.

(5)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.

(6)  Perpetual bond security.The maturity date reflects the next call date.

(7)  Investment in affiliated mutual fund.

(8)  The rate shown reflects the yield at June 30, 2007.

(9)  The rate shown is the effective yield at the date of purchase.

(10)  This security was pledged to cover margin requirements for futures contracts.

CDO  Collateralized debt obligations

CPI  Consumer price index

CS  Credit Suisse

CVA  Dutch certification—depositary certificate

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

GS  Goldman Sachs

IO  Interest only security—This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

MLCC  Merrill Lynch Credit Corp.

Preference   shares    A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REMIC  Real Estate Mortgage Investment Conduit

TIPS  Treasury inflation protected securities

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
G-Force CDO, Ltd., Series 06-1A, Class A3, 5.600%, due 09/27/46	08/03/06	$6,900,093	0.13%	$6,808,725	0.13%

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	22,910,000	USD	20,696,508	11/05/07	$(865,292)
Euro	394,900,000	USD	534,622,879	11/05/07	(1,925,559)
Euro	28,680,000	JPY	4,691,029,860	11/05/07	(249,041)
Great Britain Pound	105,245,000	USD	207,735,738	11/05/07	(3,167,055)
South Korean Won	30,897,000,000	USD	33,236,876	08/20/07	(263,443)
United States Dollar	290,311,459	CHF	349,445,000	11/05/07	(1,645,302)
United States Dollar	563,853,419	JPY	66,147,900,000	11/05/07	(17,889,026)
United States Dollar	262,252,446	SEK	1,779,750,000	11/05/07	(556,718)
United States Dollar	54,802,328	SGD	82,215,000	11/05/07	(567,442)
United States Dollar	92,541,857	TWD	3,040,000,000	08/20/07	279,895
Net unrealized depreciation on forward foreign currency contracts					$(26,848,983)

Currency type abbreviations:

CHF  Swiss Franc

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of June 30, 2007:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 249 contracts	September 2007	$25,930,635	$25,915,453	$(15,182)
10 Year US Treasury Notes, 25 contracts	September 2007	2,666,086	2,642,578	(23,508)
US Long Bond, 29 contracts	September 2007	3,088,581	3,124,750	36,169
Index futures buy contracts:
Amsterdam Exchanges Index, 537 contracts (EUR)	July 2007	77,579,220	79,846,539	2,267,320
FTSE 100 Index, 998 contracts (GBP)	September 2007	132,152,552	133,031,082	878,530

UBS Global Allocation Fund—Portfolio of investments

June 30, 2007

Futures contracts—(concluded)

	Expiration date	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
DAX Index, 200 contracts (EUR)	September 2007	$53,443,781	$54,669,229	$(1,225,448)
Nikkei 225 Index, 354 contracts (JPY)	September 2007	51,908,022	52,212,305	(304,282)
S&P Toronto Stock Exchange 60 Index, 346 contracts (CAD)	September 2007	51,712,170	52,287,332	(575,162)
S&P 500 Index, 68 contracts (USD)	September 2007	26,025,062	25,761,800	263,262
SPI 200 Index, 395 contracts (AUD)	September 2007	52,635,417	52,551,201	84,216
Net unrealized appreciation on futures contracts				$1,385,915

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2007 was $35,177,425.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Equity Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS Global Equity Fund (the "Fund") returned 20.11% (Class A shares returned 13.47% after the deduction of the maximum sales charge), while Class Y shares returned 20.44%. The Fund's benchmark, the MSCI World Free Index (net US) (the "Index"), returned 23.94% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 37; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While stock selection generated solid returns for the Fund over the period, it was offset by sector positioning.

Portfolio performance summary

What worked

•  The consumer discretionary sector was the largest contributor to performance, driven by strong stock selection. In particular, we saw strong stock selection in retailing—notably Amazon.com. (For more on these stocks, see "Portfolio Highlights.")

•  In the information technology sector, stock selection in software and services drove outperformance. Within software, we identified what we believe are attractive opportunities having solid, cash-generative business models and good growth prospects. These included Microsoft Corp., Symantec Corp. and McAfee Inc., which were among the top contributors to performance within the Fund's portfolio.

•  Stock selection led to strong results in health care during the period. We held a significant allocation to pharmaceutical stocks, particularly in the US market, where we found attractive opportunities despite the prospect of health care reform. Within the sector, we focused on companies with unique or noncommodity product concentrations, such as in vaccines and biologics, and we sought to avoid those companies that we believed had too much generic exposure, significant patent expiry risk and weak product pipelines.

What didn't work

•  Stock selection within industrials detracted from performance over the period. In particular, our capital goods stocks detracted from performance, most notably Masco, the building products company, which suffered on the back of housing market concerns.

•  The underweight to materials hurt returns. In our opinion, material stocks in general were expensive. We believe the strength in this sector has been partly driven by speculators, who, in our view, have started to show signs of unease. We believe that as capacity additions are recognized and speculative flows leave the market, commodity prices and valuations will normalize.

•  While we achieved good results from an underweight to energy as the sector underperformed over the year, stock selection hurt our overall position. We did not hold names such as ExxonMobil and Chevron, which outperformed over the period. We continue to maintain an underweight based on our views of long-term stabilization of oil prices and on correcting supply-demand fundamentals.

UBS Global Equity Fund

Portfolio Highlights

•  Vodafone was the top-performing stock in the Fund this year. We believe Vodafone offers long-term growth, is highly cash-generative, and intends to return a significant proportion of its free cash flow to shareholders via a large share buyback program.

•  An overweight to retailer Amazon.com was another strong contributor to performance. The company has reported outstanding results for the last two quarters. In the latest set, it reported that its earnings had tripled and its margins expanded, leading to several firms raising their ratings, as well as earnings estimates and price targets on the company.

•  Australian company QBE Insurance had a positive impact on returns, as well. The company announced its plans to buy Winterthur US from AXA for $1.2 billion, which will increase QBE's presence in the US. We believe the company's strategy of making acquisitions in the US and the UK, where there are more opportunities than in its native Australia, is a sound one.

•  An overweight to BP was our biggest disappointment this year. Although we expect the price of oil to fall, an investment case for BP can be made on the basis that its assets and cash flow would still be very valuable, even if oil prices were to drop. BP has significant asset backing, with a resource base of approximately three barrels of oil for every share in issue. The company is carrying on with its aggressive share-buyback program, which is value enhancing.

•  Our overweight to Citigroup was another drag on performance, particularly due to subprime concerns. However, we believe Citigroup will be able to overcome this and has superior product depth, geographic reach and a strong market position within businesses that possess secular growth characteristics. We believe this should lead to above-average earnings growth and profitability in the long term.

Bruno Bertocci named lead portfolio manager for UBS Global Equity Fund

Effective on July 1, 2007, Thomas Madsen, the lead portfolio manager for the UBS Global Equity Fund was replaced by Bruno Bertocci. In this role, Mr. Bertocci is responsible for the day-to-day management of the Fund's portfolio. Mr. Bertocci has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Bertocci works closely with the analysts to decide how to structure the UBS Global Equity Fund.

Bruno Bertocci is a Managing Director at UBS Global Asset Management and a member of the Global Equity Portfolio Management team. Mr. Bertocci has been an investment professional with UBS Global Asset Management since 1998 and portfolio manager of the Fund since 2007.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	20.11%	11.77%	6.48%	6.48%
maximum sales charge	Class B(3)	19.25	10.94	N/A	8.92
	Class C(4)	19.28	10.94	N/A	8.82
	Class Y(5)	20.44	12.12	6.82	8.47
After deducting maximum	Class A(2)	13.47	10.50	5.88	5.88
sales charge	Class B(3)	14.25	10.67	N/A	8.80
	Class C(4)	18.28	10.94	N/A	8.82
MSCI World Free Index (net US)(6)		23.94	14.34	7.30	9.05

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.37% and 1.25%; Class B—2.35% and 2.00%; Class C—2.20% and 2.00%; Class Y—.99% and .99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.25%; Class B—2.00%; Class C—2.00%; Class Y—1.00%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/11/01 and 11/27/01, respectively. Inception date of Class Y shares is 01/28/94. The inception return of the Index is calculated as of 01/31/94, which is the closest month-end to the inception date of the oldest share class (Class Y).

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free Index (net US) is a broad-based index that represents the US and developed non-US equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS Global Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the MSCI World Free Index (net US), if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on January 28, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Equity Fund Class A vs. MSCI World Free Index (net US)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS Global Equity Fund Class Y vs. MSCI World Free Index (net US)

Wealth value with dividends reinvested

Index started on 01/31/94

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Equity Fund

Top ten US equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	2.6%
Wyeth	1.9
Wells Fargo & Co.	1.9
Sprint Nextel Corp.	1.8
Morgan Stanley	1.7
Microsoft Corp.	1.7
Burlington Northern Santa Fe Corp.	1.7
Illinois Tool Works, Inc.	1.5
Anheuser-Busch Cos., Inc.	1.5
Allergan, Inc.	1.5
Total	17.8%

Country exposure, top five (unaudited)(1)

As of June 30, 2007

Percentage of net assets
United States	54.5%
United Kingdom	10.3
Japan	7.3
France	4.3
Germany	3.4
Total	79.8%

Top ten international equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
BP PLC	2.2%
Vodafone Group PLC	1.6
France Telecom SA	1.5
Total SA	1.5
AXA SA	1.3
Barclays PLC	1.3
Allianz SE	1.3
Roche Holding AG	1.2
Bank of Ireland	1.0
NTT DoCoMo, Inc.	1.0
Total	13.9%

(1)  Figures represent the direct investments of the UBS Global Equity Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS Global Equity Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Equities US equities
Aerospace & defense	0.51%
Air freight & logistics	1.08
Auto components	1.23
Automobiles	0.34
Beverages	1.83
Biotechnology	1.26
Building products	0.89
Capital markets	3.20
Commercial banks	3.66
Computers & peripherals	0.76
Diversified financial services	3.33
Diversified telecommunication services	0.56
Electric utilities	2.00
Energy equipment & services	1.15
Food & staples retailing	1.62
Health care equipment & supplies	0.34
Health care providers & services	1.07
Hotels, restaurants & leisure	1.16
Household durables	0.52
Household products	0.38
Industrial conglomerates	1.50
Insurance	0.43
Internet & catalog retail	0.75
Internet software & services	0.87
Machinery	1.94
Media	2.28
Multi-utilities	0.86
Oil, gas & consumable fuels	0.36
Pharmaceuticals	5.58
Road & rail	1.67
Semiconductors & semiconductor equipment	3.68
Software	3.75
Specialty retail	1.35
Textiles, apparel & luxury goods	0.31
Thrifts & mortgage finance	0.46
Wireless telecommunication services	1.83
Total US equities	54.51
International equities
Auto components	0.23
Automobiles	2.20
Capital markets	0.56
Chemicals	0.26
Commercial banks	6.58%
Commercial services & supplies	0.85
Communications equipment	0.32
Construction materials	0.33
Consumer finance	0.40
Diversified financial services	0.38
Diversified telecommunication services	2.07
Electronic equipment & instruments	0.40
Food & staples retailing	0.31
Food products	0.26
Health care providers & services	0.13
Household durables	0.05
Industrial conglomerates	0.32
Insurance	6.46
Internet & catalog retail	0.14
Internet software & services	0.20
Machinery	0.30
Media	0.89
Metals & mining	0.92
Office electronics	0.97
Oil, gas & consumable fuels	4.83
Paper & forest products	0.61
Pharmaceuticals	1.76
Road & rail	1.11
Semiconductors & semiconductor equipment	0.59
Specialty retail	0.60
Tobacco	0.50
Wireless telecommunication services	2.61
Total international equities	38.14
Total equities	92.65
Investment companies
UBS Emerging Markets Equity Completion Relationship Fund	6.02
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	0.61
UBS U.S. Smaller Cap Equity Completion Relationship Fund	0.58
Total investment companies	7.21
Warrants	0.00 (2)
Short-term investment	0.33
Total investments	100.19
Liabilities, in excess of cash and other assets	(0.19)
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

(2)  Amount represents less than 0.005%.

UBS Global Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—92.65%
US equities—54.51%
Allergan, Inc.	107,800	$6,213,592
Amazon.com, Inc.*	44,900	3,071,609
American Electric Power Co., Inc.	37,800	1,702,512
Analog Devices, Inc.	84,900	3,195,636
Anheuser-Busch Cos., Inc.	121,000	6,311,360
AT&T, Inc.	54,600	2,265,900
BEA Systems, Inc.*	90,800	1,243,052
Bristol-Myers Squibb Co.	61,800	1,950,408
Burlington Northern Santa Fe Corp.	79,900	6,802,686
Carnival Corp.	96,900	4,725,813
Cephalon, Inc.*	20,500	1,647,995
Chico's FAS, Inc.*	44,700	1,087,998
Citigroup, Inc.	204,000	10,463,160
Coach, Inc.*	26,800	1,270,052
Constellation Brands, Inc., Class A*	48,000	1,165,440
Costco Wholesale Corp.	54,100	3,165,932
Dell, Inc.*	108,100	3,086,255
eBay, Inc.*	31,100	1,000,798
ENSCO International, Inc.	18,500	1,128,685
EOG Resources, Inc.	20,300	1,483,118
Exelon Corp.	54,300	3,942,180
FedEx Corp.	39,700	4,405,509
Fifth Third Bancorp	105,600	4,199,712
Fortune Brands, Inc.	25,900	2,133,383
Freddie Mac	30,600	1,857,420
General Electric Co.	160,400	6,140,112
Genzyme Corp.*	54,500	3,509,800
GlobalSantaFe Corp.	21,400	1,546,150
Halliburton Co.	58,700	2,025,150
Harley-Davidson, Inc.	23,500	1,400,835
Hartford Financial Services Group, Inc.	17,900	1,763,329
Home Depot, Inc.	112,000	4,407,200
Illinois Tool Works, Inc.	116,500	6,313,135
Intel Corp.	240,500	5,714,280
Intuit, Inc.*	43,000	1,293,440
Johnson & Johnson	27,402	1,688,511
Johnson Controls, Inc.	43,200	5,001,264
JPMorgan Chase & Co.	64,700	3,134,715
Linear Technology Corp.	41,400	1,497,852
Masco Corp.	128,200	3,649,854
McAfee, Inc.*	37,900	1,334,080
McGraw-Hill Cos., Inc.	33,100	2,253,448
Medco Health Solutions, Inc.*	42,400	3,306,776
Medtronic, Inc.	27,100	1,405,406
Mellon Financial Corp.	138,700	6,102,800
Merck & Co., Inc.	103,200	5,139,360
Microsoft Corp.	231,700	6,828,199
Morgan Stanley	82,700	6,936,876
National Semiconductor Corp.	48,400	1,368,268
News Corp., Class A	67,300	1,427,433
NiSource, Inc.	43,800	907,098

	Shares	Value
US equities—(concluded)
Northeast Utilities	37,400	$1,060,664
Northrop Grumman Corp.	26,800	2,086,916
Omnicom Group, Inc.	38,600	2,042,712
PACCAR, Inc.	18,200	1,584,128
Pepco Holdings, Inc.	51,800	1,460,760
PNC Financial Services Group, Inc.	43,000	3,077,940
Procter & Gamble Co.	25,400	1,554,226
R.H. Donnelley Corp.*	20,000	1,515,600
Red Hat, Inc.*	48,600	1,082,808
Sempra Energy	44,200	2,617,966
Sprint Nextel Corp.	360,153	7,458,769
Symantec Corp.*	175,065	3,536,313
SYSCO Corp.	103,800	3,424,362
UnitedHealth Group, Inc.	20,700	1,058,598
Viacom, Inc., Class B*	49,300	2,052,359
Wells Fargo & Co.	218,000	7,667,060
Wyeth	135,600	7,775,304
Xilinx, Inc.	121,000	3,239,170
Yahoo!, Inc.*	93,600	2,539,368
Total US equities (cost $158,707,302)		222,450,599
International equities—38.14%
Australia—1.52%
National Australia Bank Ltd.	63,453	2,206,690
QBE Insurance Group Ltd.	150,745	3,987,410
		6,194,100
Austria—0.55%
Telekom Austria AG	90,449	2,264,737
Canada—1.86%
Canadian Pacific Railway Ltd.	56,500	3,902,093
Jean Coutu Group, Inc., Class A	86,100	1,252,805
Magna International, Inc., Class A	10,100	924,431
Suncor Energy, Inc.	16,800	1,513,380
		7,592,709
Finland—0.19%
Stora Enso Oyj, Class R	41,382	782,998
France—4.34%
AXA SA	125,466	5,435,681
France Telecom SA	223,322	6,166,005
Total SA	74,662	6,089,350
		17,691,036
Germany—3.40%
Allianz SE	22,390	5,260,427
DaimlerChrysler AG	29,068	2,698,474
Muenchener Rueckversicherungs- Gesellschaft AG	17,650	3,253,360
Rhoen-Klinikum AG	8,568	519,169
Siemens AG	9,053	1,305,779
United Internet AG	39,229	821,372
		13,858,581

UBS Global Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
International equities—(concluded)
Hong Kong—0.38%
Esprit Holdings Ltd.	122,200	$1,550,317
Ireland—1.43%
Bank of Ireland	206,605	4,177,665
Depfa Bank PLC	94,257	1,671,195
		5,848,860
Italy—0.83%
Intesa Sanpaolo SpA	452,217	3,384,654
Japan—7.33%
Advantest Corp.	19,000	828,670
Aiful Corp.	30,650	881,226
Canon, Inc.	33,800	1,984,764
Funai Electric Co., Ltd.	3,700	216,065
Honda Motor Co., Ltd.	55,100	2,013,807
Hoya Corp.	23,500	780,629
Japan Tobacco, Inc.	410	2,024,609
Keyence Corp.	3,900	853,011
Mitsui Sumitomo Insurance Co., Ltd.	93,000	1,194,932
Nissan Motor Co., Ltd.	166,200	1,783,149
Nitto Denko Corp.	20,800	1,050,770
Nomura Holdings, Inc.	116,600	2,272,812
NTN Corp.	144,000	1,243,224
NTT DoCoMo, Inc.	2,556	4,048,081
Ricoh Co., Ltd.	86,000	1,990,660
Sompo Japan Insurance, Inc.	120,000	1,470,701
Sumitomo Mitsui Financial Group, Inc.	148	1,382,335
Takefuji Corp.	22,360	751,841
Toyota Motor Corp.	39,400	2,496,000
West Japan Railway Co.	136	634,022
		29,901,308
Netherlands—2.11%
Aegon NV	145,571	2,884,418
Arcelor Mittal	10,365	653,027
ASML Holding NV*	56,636	1,571,407
ING Groep NV CVA	35,314	1,567,222
Reed Elsevier NV	102,009	1,952,226
		8,628,300
Norway—0.26%
Statoil ASA	33,650	1,047,113
Spain—0.84%
Banco Bilbao Vizcaya Argentaria SA	49,395	1,216,737
Banco Santander Central Hispano SA	118,234	2,190,726
		3,407,463

	Shares	Value
Sweden—0.73%
Svenska Cellulosa AB, Class B	100,500	$1,689,891
Telefonaktiebolaget LM Ericsson, Class B	325,000	1,304,904
		2,994,795
Switzerland—2.09%
Holcim Ltd.	12,227	1,329,304
Novartis AG	41,506	2,344,588
Roche Holding AG	27,244	4,848,830
		8,522,722
United Kingdom—10.28%
Associated British Foods PLC	59,824	1,066,777
Barclays PLC	387,515	5,416,055
BP PLC	739,340	8,952,552
British Sky Broadcasting Group PLC	131,742	1,693,127
Experian Group Ltd.	155,295	1,963,082
Home Retail Group PLC	61,373	565,686
HSBC Holdings PLC	90,522	1,663,262
Kingfisher PLC	195,848	890,785
Prudential PLC	202,880	2,908,860
Rentokil Initial PLC	468,954	1,511,439
Rio Tinto PLC	40,422	3,106,430
Royal Bank of Scotland Group PLC	277,290	3,524,709
Tullow Oil PLC	213,764	2,094,786
Vodafone Group PLC	1,958,985	6,600,980
		41,958,530
Total international equities (cost $113,577,150)		155,628,223
Total equities (cost $272,284,452)		378,078,822
Investment companies—7.21%
UBS Emerging Markets Equity Completion Relationship Fund(1)	1,728,068	24,558,782
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(1)	230,000	2,472,431
UBS U.S. Smaller Cap Equity Completion Relationship Fund(1)	220,000	2,371,138
Total investment companies (cost $20,800,000)		29,402,351
	Number of warrants
Warrants—0.00%(2)
Alcatel-Lucent, expires 12/10/07* (cost $0)	1,067	181

UBS Global Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Short-term investment—0.33%
Other—0.33%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(1),(3) (cost $1,330,406)	1,330,406	$1,330,406
Total investments—100.19% (cost $294,414,858)		408,811,760
Liabilities, in excess of cash and other assets—(0.19)%		(760,475)
Net assets—100.00%		$408,051,285

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $297,905,388; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$113,146,578
Gross unrealized depreciation	(2,240,206)
Net unrealized appreciation	$110,906,372

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  Amount represents less than 0.005%.

(3)  The rate shown reflects the yield at June 30, 2007.

CVA  Dutch certification—depositary certificate

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	3,705,000	USD	3,055,791	11/05/07	$(73,781)
Euro	5,760,000	JPY	942,131,520	11/05/07	(50,017)
Euro	20,305,000	USD	27,521,803	11/05/07	(66,488)
Great Britain Pound	13,090,000	USD	25,837,435	11/05/07	(393,907)
Japanese Yen	276,400,000	USD	2,325,624	11/05/07	44,304
United States Dollar	33,762,846	CHF	40,640,000	11/05/07	(191,346)
United States Dollar	2,193,504	HKD	17,075,000	11/05/07	(3,095)
United States Dollar	39,873,331	JPY	4,677,700,000	11/05/07	(1,265,036)
United States Dollar	23,726,866	SEK	161,020,000	11/05/07	(50,368)
United States Dollar	6,879,037	SGD	10,320,000	11/05/07	(71,228)
Net unrealized depreciation on forward foreign currency contracts					$(2,120,962)

Currency type abbreviations:

CHF  Swiss Franc

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS International Equity Fund (the "Fund") returned 24.84% (Class A shares returned 17.96% after the deduction of the maximum sales charge), while Class Y shares returned 24.83%. The Fund's benchmark, the MSCI World Free ex USA Index (net US) (the "Index"), returned 27.15% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 47; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

While we saw good results from stock selection over the reporting period, sector allocations were a detractor, leading to the Fund's underperformance versus the Index.

Portfolio performance summary

What worked

•  Stock selection in financials generated good performance, and more than compensated for the negative impact our overweight exposure to this sector had on the Fund.

•  In particular, we saw a solid contribution from ABN AMRO, the Fund's best stock performer during the period and the largest contributor to performance in this sector. We also benefited by not holding HSBC Holdings and Mitsubishi (for more on our position in ABN AMRO please refer to "Portfolio Highlights" on the following page).

  In our opinion, banks remain particularly attractive. We believe the market is overly concerned about the impact of subprime, higher interest rates and the risk of a housing slowdown. The banks held by the Fund have what we view as minimal or manageable subprime exposure, conservative balance sheets and they hedge the risk from higher rates.

•  Insurance companies Allianz and QBE Insurance Group generated good performance during the period. We believe insurance companies are undergoing positive change—they appear to be better managed, with more sophisticated asset-liability management procedures in place. They also have stronger balance sheets than in the past, with less equity exposure. We find valuations in this sector attractive.

•  The Fund's overweight to the telecom sector, aided by strong stock selection, added to Fund performance. At the stock level, Vodafone was a primary contributor to performance (see "Portfolio Highlights" below). In telecoms, we believe the market is overly concerned about the risks associated with greater competition and further regulation in the industry, such as the European Commission's pledge to lower mobile roaming charges. We believe any impact from these developments will not be immediately felt. We also expect to see the continued consolidation of telecom companies, including the increasing integration of wireless and wireline capabilities and the buyout of smaller firms. We remain focused on companies that generate high free cash flow and have strong market positions and acceptable debt loads.

•  An underweight to energy helped Fund performance. We continue to maintain an underweight based on our views of long-term stabilization of oil prices and on correcting supply-demand fundamentals.

UBS International Equity Fund

What didn't work

•  An underweight to the materials sector, combined with stock selection, was the largest detractor from performance. At the stock level, Nitto Denko Corp. was the Fund's largest underperformer during the period. (For more on this stock, refer to "Portfolio Highlights" below.)

We maintain our underweight to metals and mining within the materials sector as, in our view, most stocks remain expensive. We believe the current supply-demand imbalance impacting this sector will eventually correct. We expect that, as capacity additions are recognized and speculative flows leave the market, commodity prices and valuations will normalize. In anticipation of that, we hold what we believe are select market leaders and low-cost producers.

•  Stock selection in consumer discretionary hurt performance. Specifically, not holding auto stocks DaimlerChrysler, Volkswagen AG and Volvo AB detracted from returns over the period. We subsequently purchased DaimlerChrysler, which has been additive to performance. We believe the Chrysler spin-off is key to unlocking value at the company, and we expect margins to increase in the Mercedes division.

•  Our underweight to utilities negatively impacted performance. In general, we continue to find little value in this area. Stocks have already performed well by association with the energy sector, due to low long-term interest rates in the US and Europe and the search for yield by aging investors.

•  Our overweight to healthcare, combined with poor stock selection in the sector, detracted from Fund performance over the period. Swiss companies Roche Holdings and Novartis AG ranked among the Fund's bottom contributors to performance over the period. We maintain conviction in these companies, which we believe are attractively valued and likely to return cash to shareholders via share buybacks.

Portfolio Highlights

•  ABN AMRO was the best performing stock for the period. Barclays and the Royal Bank of Scotland consortium's bids to acquire the bank boosted its stock price in recent months.

•  Vodafone was a top-performing stock in the Fund this year. We believe Vodafone offers long-term growth, is highly cash-generative, and intends to return a significant proportion of its free cash flow to shareholders via a large share buyback program.

•  An overweight to BP was our biggest disappointment this year. Although we expect oil prices to fall, an investment case for BP can be made on the basis that its assets and cash flow would still be very valuable, even if oil prices were to drop. BP has significant asset backing, with a resource base of approximately three barrels of oil for every share in issue. The company is carrying on with its aggressive share buyback program, which is value enhancing.

•  Nitto Denko, a chemical stock in the materials universe, underperformed as the cyclical supply-demand gap deteriorated; we are now observing signs of recovery here. We maintain conviction in the stock as we believe the long-term growth story is strong—we expect liquid crystal displays (LCDs) to experience double-digit growth on a value basis over the next few years and that this secular growth potential is large enough to ignore the short-term noise. We also expect management to maintain their competitiveness throughout the market expansion.

UBS International Equity Fund

Ilario Di Bon named lead portfolio manager for UBS International Equity Fund

Effective on July 1, 2007, Thomas Madsen, the lead portfolio manager for UBS International Equity Fund, was replaced by Ilario Di Bon. In this role, Mr. Di Bon is responsible for the day-to-day management of the Fund's portfolio. Mr. Di Bon has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued.

Mr. Di Bon works closely with the analysts to decide how to structure the UBS International Equity Fund. Ilario Di Bon is an Executive Director at UBS Global Asset Management and a member of the Global Equity Portfolio Management team. Mr. Di Bon has been an investment professional with UBS Global Asset Management since 2000 and portfolio manager of the Fund since 2007.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS International Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	24.84%	14.04%	6.21%	6.21%
maximum sales charge	Class B(3)	23.97	13.19	N/A	13.00
	Class C(4)	23.85	13.12	N/A	12.81
	Class Y(5)	24.83	14.25	6.44	7.46
After deducting maximum	Class A(2)	17.96	12.76	5.62	5.62
sales charge	Class B(3)	18.97	12.94	N/A	12.89
	Class C(4)	22.85	13.12	N/A	12.81
MSCI World Free ex USA Index (net US)(6)		27.15	18.17	7.94	8.36

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.48% and 1.25%; Class B—2.22% and 2.00%; Class C—2.17% and 2.00%; Class Y—1.19% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

(1)  Inception date of UBS International Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 02/12/02 and 01/25/02, respectively. Inception date of Class Y shares and the Index is 08/31/93.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The MSCI World Free ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes non-US equity markets in terms of capitalization and performance. This benchmark has been calculated net of withholding tax from a US perspective.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS International Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the MSCI World Free ex USA Index (net US), if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS International Equity Fund Class A vs. MSCI World Free ex USA Index (net US)

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS International Equity Fund Class Y vs. MSCI World Free ex USA Index (net US)

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS International Equity Fund

Top ten international equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Vodafone Group PLC	3.2%
BP PLC	3.1
Total SA	2.7
ABN AMRO Holding NV	2.5
Roche Holding AG	2.4
Allianz SE	2.2
Novartis AG	2.1
Banco Santander Central Hispano SA	2.0
Siemens AG	1.9
Credit Suisse Group	1.8
Total	23.9%

Country exposure, top five (unaudited)(1)

As of June 30, 2007

Percentage of net assets
United Kingdom	19.9%
Japan	16.3
Germany	9.2
Switzerland	8.5
France	7.0
Total	60.9%

(1)  Figures represent the direct investments of the UBS International Equity Fund. Figures could be different if a breakdown of the underlying investment companies was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2007

International equities
Air freight & logistics	0.61%
Airlines	1.46
Auto components	1.65
Automobiles	3.38
Beverages	1.76
Capital markets	2.25
Chemicals	1.56
Commercial banks	18.19
Commercial services & supplies	0.75
Communications equipment	1.47
Construction & engineering	0.25
Construction materials	1.25
Consumer finance	0.49
Diversified financial services	0.82
Diversified telecommunication services	3.45
Electric utilities	1.28
Electronic equipment & instruments	0.41
Food & staples retailing	1.76
Food products	1.29
Gas utilities	0.34
Health care equipment & supplies	0.41
Hotels, restaurants & leisure	0.58
Household durables	0.58
Household products	0.68
Industrial conglomerates	1.95
Insurance	8.29
Internet & catalog retail	0.18
Machinery	2.47
Media	1.59%
Metals & mining	1.25
Office electronics	0.98
Oil, gas & consumable fuels	6.84
Paper & forest products	0.95
Pharmaceuticals	6.48
Real estate management & development	0.82
Road & rail	1.59
Semiconductors & semiconductor equipment	1.87
Software	0.68
Specialty retail	2.22
Textiles, apparel & luxury goods	0.22
Tobacco	0.63
Trading companies & distributors	1.73
Wireless telecommunication services	4.05
Total international equities	91.46
Investment companies
iShares MSCI EAFE Index Fund	1.42
UBS Emerging Markets Equity Completion Relationship Fund	5.23
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	1.34
Total investment companies	7.99
Investment of cash collateral from securities loaned	3.02
Total investments	102.47
Liabilities, in excess of cash and other assets	(2.47)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS International Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS International Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
International equities—91.46%
Australia—3.49%
National Australia Bank Ltd.	45,536	$1,583,594
Qantas Airways Ltd.	620,749	2,947,118
QBE Insurance Group Ltd.	95,428	2,524,200
		7,054,912
Austria—0.44%
Telekom Austria AG	35,582	890,931
Belgium—1.12%
KBC Groep NV	16,738	2,265,858
Canada—3.91%
Alcan, Inc.	17,840	1,455,335
Canadian Pacific Railway Ltd.	29,700	2,051,189
Cott Corp.*(1)	25,300	367,180
Magna International, Inc., Class A	7,800	713,917
Manulife Financial Corp.(1)	25,900	968,652
Toronto-Dominion Bank(1)	34,200	2,339,180
		7,895,453
Denmark—0.56%
Novo-Nordisk A/S, Class B	10,400	1,134,876
Finland—1.61%
Nokia Oyj	47,143	1,327,796
Stora Enso Oyj, Class R	101,397	1,918,556
		3,246,352
France—6.96%
AXA SA	77,009	3,336,333
Compagnie Generale des Etablissements Michelin, Class B	7,637	1,073,425
France Telecom SA	128,635	3,551,661
Sanofi-Aventis(1)	7,684	625,035
Total SA(1)	66,997	5,464,201
		14,050,655
Germany—9.18%
Allianz SE	18,987	4,460,908
DaimlerChrysler AG	16,600	1,541,030
Deutsche Postbank AG	10,255	903,147
E.ON AG	8,797	1,479,834
Henkel KGaA, Preference shares	25,770	1,363,397
IKB Deutsche Industriebank AG	15,968	584,602
MAN AG	8,125	1,174,016
Metro AG	14,175	1,179,503
Muenchener Rueckversicherungs- Gesellschaft AG	2,938	541,551
SAP AG	26,559	1,368,475
Siemens AG	27,260	3,931,905
		18,528,368

	Shares	Value
Greece—0.76%
Alpha Bank AE	25,597	$807,211
National Bank of Greece SA	12,514	718,132
		1,525,343
Hong Kong—1.21%
Esprit Holdings Ltd.	93,000	1,179,865
Sun Hung Kai Properties Ltd.	68,000	818,345
Yue Yuen Industrial Holdings Ltd.	145,000	449,694
		2,447,904
Ireland—2.24%
Bank of Ireland	99,546	2,012,874
CRH PLC	26,686	1,323,009
Depfa Bank PLC	55,572	985,302
Irish Life & Permanent PLC	7,567	191,415
		4,512,600
Italy—3.11%
Fiat SpA	38,425	1,147,779
Intesa Sanpaolo SpA	480,051	3,592,980
UniCredito Italiano SpA	172,017	1,543,573
		6,284,332
Japan—16.30%
Aeon Co., Ltd.	40,400	751,399
Aiful Corp.(1)	17,550	504,585
Asahi Breweries Ltd.	71,300	1,106,634
Bank of Yokohama Ltd.	118,000	828,036
Bridgestone Corp.	47,200	1,012,045
Canon, Inc.	33,700	1,978,891
East Japan Railway Co.	150	1,157,360
Fast Retailing Co., Ltd.	6,500	462,985
Funai Electric Co., Ltd.	5,900	344,536
Honda Motor Co., Ltd.	53,100	1,940,711
Hoya Corp.	24,800	823,813
Japan Tobacco, Inc.	256	1,264,146
KDDI Corp.	95	704,447
Kubota Corp.	95,000	771,574
Mitsubishi Corp.	68,800	1,804,865
Mitsui Fudosan Co., Ltd.	30,000	843,046
Mitsui Sumitomo Insurance Co., Ltd.	109,000	1,400,512
Nitto Denko Corp.	25,600	1,293,255
NOK Corp.	25,300	534,254
Nomura Holdings, Inc.	43,100	840,122
NTN Corp.	71,000	612,979
NTT DoCoMo, Inc.	631	999,350
Rohm Co., Ltd.	13,800	1,227,289
Shin-Etsu Chemical Co., Ltd.	18,000	1,287,959
SMC Corp.	5,000	665,990
Sompo Japan Insurance, Inc.	59,000	723,094
Sumitomo Mitsui Financial Group, Inc.	212	1,980,101
Sumitomo Trust & Banking Co., Ltd.	82,000	782,538
Taiheiyo Cement Corp.	600	2,661
Takefuji Corp.	14,410	484,527

UBS International Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
International equities—(concluded)
Japan—(concluded)
Tokyo Gas Co., Ltd.	144,000	$683,013
Toyota Motor Corp.	34,700	2,198,254
Yamada Denki Co., Ltd.	8,460	884,993
		32,899,964
Netherlands—6.96%
ABN AMRO Holding NV(1)	107,425	4,950,678
ASML Holding NV*	54,721	1,518,274
ING Groep NV CVA	37,493	1,663,925
Koninklijke Philips Electronics NV	19,197	819,997
Reed Elsevier NV	64,680	1,237,832
Royal KPN NV	95,989	1,600,569
STMicroelectronics NV	52,676	1,023,074
TNT NV	27,193	1,230,370
		14,044,719
Norway—1.44%
Statoil ASA(1)	63,950	1,989,982
Telenor ASA*	47,000	922,553
		2,912,535
Spain—2.05%
Banco Santander Central Hispano SA	222,813	4,128,442
Sweden—1.69%
Sandvik AB	86,700	1,762,092
Telefonaktiebolaget LM Ericsson, Class B	410,000	1,646,187
		3,408,279
Switzerland—8.52%
Clariant AG*	35,004	570,266
Credit Suisse Group	51,739	3,699,879
Holcim Ltd.	11,082	1,204,822
Nestle SA	4,610	1,758,706
Novartis AG	74,885	4,230,098
Roche Holding AG	27,515	4,897,062
Straumann Holding AG	2,954	831,908
		17,192,741
United Kingdom—19.91%
AstraZeneca PLC	23,579	1,270,373
Balfour Beatty PLC	56,994	507,012
Barclays PLC	250,691	3,503,752
BP PLC	524,225	6,347,758
British Sky Broadcasting Group PLC	85,764	1,102,225

	Shares	Value
United Kingdom—(concluded)
Cadbury Schweppes PLC	62,543	$854,030
Carnival PLC	24,518	1,174,245
Diageo PLC	99,671	2,075,549
Experian Group Ltd.	86,080	1,088,136
GlaxoSmithKline PLC	35,482	929,831
Home Retail Group PLC	39,055	359,977
Kesa Electricals PLC	122,684	775,424
Kingfisher PLC	260,564	1,185,135
Prudential PLC	180,320	2,585,398
Rentokil Initial PLC	128,953	415,616
Rio Tinto PLC	13,955	1,072,442
Royal Bank of Scotland Group PLC	251,400	3,195,614
Scottish & Southern Energy PLC	38,038	1,106,806
Tesco PLC	192,515	1,617,876
Vodafone Group PLC	1,918,708	6,465,263
Wolseley PLC	69,732	1,683,146
WPP Group PLC	58,180	874,482
		40,190,090
Total international equities (cost $121,682,891)		184,614,354
Investment companies—7.99%
iShares MSCI EAFE Index Fund	35,700	2,883,489
UBS Emerging Markets Equity Completion Relationship Fund(2)	742,115	10,546,716
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund(2)	250,000	2,687,425
Total investment companies (cost $12,336,797)		16,117,630
Investment of cash collateral from securities loaned—3.02%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(2),(3) (cost $6,089,234)	6,089,234	6,089,234
Total investments—102.47% (cost $140,108,922)		206,821,218
Liabilities, in excess of cash and other assets—(2.47)%		(4,975,980)
Net assets—100.00%		$201,845,238

UBS International Equity Fund—Portfolio of investments

June 30, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $141,663,092; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$66,752,798
Gross unrealized depreciation	(1,594,672)
Net unrealized appreciation	$65,158,126

*  Non-inome producing security.

(1)  Security, or portion thereof, was on loan at June 30, 2007.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at June 30, 2007.

CVA  Dutch certification—depositary certificate

Preference shares—A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	4,400,000	USD	3,655,342	11/05/07	$(61,289)
Euro	2,735,000	JPY	447,348,908	11/05/07	(23,749)
Euro	19,195,000	USD	26,017,287	11/05/07	(62,853)
Great Britain Pound	5,895,000	USD	11,635,728	11/05/07	(177,393)
Japanese Yen	141,100,000	USD	1,194,750	11/05/07	30,154
Norwegian Krone	7,320,000	USD	1,212,169	11/05/07	(31,181)
United States Dollar	9,558,161	CHF	11,505,000	11/05/07	(54,222)
United States Dollar	1,064,825	DKK	5,860,000	11/05/07	4,480
United States Dollar	18,348,194	JPY	2,152,500,000	11/05/07	(582,122)
United States Dollar	1,044,225	JPY	126,700,000	11/05/07	1,518
United States Dollar	12,206,766	SEK	82,840,000	11/05/07	(25,913)
United States Dollar	3,929,450	SGD	5,895,000	11/05/07	(40,687)
Net unrealized depreciation on forward foreign currency contracts					$(1,023,257)

Currency type abbreviations:

CHF  Swiss Franc

DKK  Danish Krone

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

Since its inception on September 26, 2006 through June 30, 2007, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 15.73% (Class A shares returned 9.38% after the deduction of the maximum sales charge), while Class Y shares returned 15.88%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 14.58% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over the period are shown on page 56; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund is a core equity fund that has the flexibility to invest in both long and short positions as it seeks to maximize total returns. During the period, the Fund's outperformance versus the benchmark was primarily due to stock selection, with industry exposure slightly detracting from performance. (When shorting an investment, we first borrow the security, then sell it and buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.)

Portfolio performance summary

What worked

•  Stock selection was strong during the period, and the largest contributor to performance overall. In our opinion, the US equity market, despite some volatility, was at or near fair value for most of the period. Careful research and analysis helped us to identify a number of price-to-intrinsic-value discrepancies, on both the long and the short side, which provided what we viewed as attractive investment opportunities.

•  We saw generally positive results from our drug stocks over the period. The Fund's short position in Pfizer generated strong results when the company had to halt development of its cholesterol treatment drug due to serious complications arising during its trial. We ultimately closed our short position in Pfizer, as we believed our thesis had played out, and the stock achieved what we believe to be its fair value.

  Among our long positions, Wyeth, which we believe has the least number of patents expiring over the next five years among big pharmaceutical companies, has been one of the Fund's strongest performers. We continue to view the company favorably, and increased our position in the company as the period grew to a close.

•  While the banking sector as a whole accounted for the largest drag on Fund performance, we did generate strong relative performance from several of our bank stocks. These included Citigroup and JPMorgan Chase and Co. (For more on these two stocks, see "Portfolio Highlights.")

•  Automotive parts supplies were one of the better performing industries over the period. Johnson Controls was a top contributor to Fund performance, as rising energy costs have increased demand for the company's efficiency-improving products. Trucking manufacturer Paccar was also a strong performer. (For more information, see "Portfolio Highlights.")

•  In transportation, an overweight to rail stocks was the biggest contributor to performance, despite a decline in freight volume that has hurt the industry so far this year. In our view, these stocks continue to provide us with an attractive opportunity: pricing power is still strong and, we believe, sustainable because the excess capacity that had been in rail space for decades is gone. Additionally, rails

UBS U.S. Equity Alpha Fund

continue to gain share from trucking because, while rail rates are increasing, trucking rates are rising more rapidly.

We also generated positive results from our positioning in airlines stocks; we held a short position in US Airways and a long position in Southwest Airlines, both of which we have since closed. In the case of the former, our short position added to performance when US Airways' shares traded lower for a number of reasons, including climbing oil prices.

•  The portfolio also benefited by what we did not own. The portfolio's underweight position in REITs had a positive impact on results, as the industry generally underperformed other sectors of the market.

What didn't work

•  Industry selection on the whole detracted from Fund performance. Our overweight to banks and our underweights to materials, energy, food and beverage, and retailers had the biggest negative impact on performance.

•  The largest detractor from performance was our overweight to banks—the largest position in the Fund's portfolio. The financial sector in general underperformed during the period as investors' focus on subprime lending (which relies on risk-based pricing to serve borrowers who cannot obtain credit in the prime market) issues and levered debt weighed heavily on stock prices.

We continue to find what we view to be very attractive valuations in this space and, in many cases, believe the underlying balance sheets are strong. We continue to maintain an overweight in financials in general, but there are some sub-components where we continue to take a cautious stance. For example, we have shorted some regional banks and utilized the proceeds to increase our overweight to diversified financials, which we view as being more attractively priced.

•  In the materials sector, an underweight to metals and mining stocks detracted from performance, as commodities prices in general surged. Our short position in Freeport-McMoRan Copper & Gold hurt performance when its stock price rose during the period, making it one of the largest detractors to performance in the portfolio at the stock level. However, we continue to short this stock, and believe the company is currently over-earning and over-levered to rising demand for materials from China. In general, we believe the market is overestimating the demand surge for commodities and underestimating the supply response, and that earnings for companies in this space will collapse over time.

•  In energy, limited exposure to integrated oil companies hurt Fund performance during the period. However, we believe our bearish view on long-run oil prices will be borne out by the market, causing these stocks to underperform other opportunities.

Portfolio Highlights

•  Johnson Controls was a top stock-specific contributor to relative results during the period. Rising energy costs increased demand for the company's building efficiency products. Building products growth was also being driven by the company's exposure to emerging markets. We believe the diversification that Johnson Controls retains in terms of customer, geography, product, and business line will enable the company to continue to produce solid results.

UBS U.S. Equity Alpha Fund

•  Citigroup's product depth, geographic reach and strong market positions within businesses that possess superior secular growth characteristics will lead to above-average earnings growth and profitability over the long term. In addition, Citi's strong balance sheet provides management with the financial strength and flexibility to exploit opportunities that are unavailable to many of their competitors. We remain confident in our overweight position and feel that the stock is currently pricing in continued legal issues and growth that is slower than what will likely occur.

•  A long position in JPMorgan Chase added to the Fund's returns for the period. Strong performance in the stock led us to reduce the position, taking profits and redeploying the assets into higher return opportunities. We continue to hold a reduced position in JPMorgan Chase, since the bank's success should continue with the diversified business operations it maintains.

•  Among our short positions, Nucor Corp. was one of the largest contributors to performance during the period. Toward period-end, the company's shares fell despite news that first-quarter sales and profits beat analyst expectations. We continue to short Nucor and remain confident in our thesis that the company is currently over-earning and over-levered to rising demand for materials from China. We believe the market is overestimating the demand surge, underestimating the supply response, and that earnings will fall over time.

•  Sprint stock detracted from performance during the period. The integration of the Sprint/Nextel merger has seen a larger number of customer defections. Yet, despite this news, net income and revenues have increased. We expect the merger to yield significant long-term benefits for the combined company.

This letter is intended to assist shareholders in understanding how the Fund performed for the period since its inception date on September 26, 2006 through June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Equity Alpha Fund

Total return (unaudited)

		Inception(1) to 06/30/07
Before deducting maximum	Class A(2)	15.73%
sales charge	Class C(3)	15.12
	Class Y(4)	15.88
After deducting maximum sales charge	Class A(2)	9.38
	Class C(3)	14.12
Russell 1000 Index(5)		14.58

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—2.18% and 2.07%; Class C—2.95% and 2.82%; Class Y—1.86% and 1.82%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding securities loan fees and dividend expense for securities sold short) to the extent necessary so the Fund's operating expenses (excluding securities loan fees and dividend expense for securities sold short), through the fiscal year ending June 30, 2007, do not exceed Class A—1.50%; Class C—2.25%; Class Y—1.25%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Equity Alpha Fund Class A, Class C and Class Y shares and the Index is 09/26/2006.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Equity Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Equity Alpha Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Index, if you had invested $10,000 in Class A shares on September 26, 2006 or $5,000,000 in Class Y shares on September 26, 2006, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class C shares will vary based upon the class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Equity Alpha Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Equity Alpha Fund Class Y vs. Russell 1000 Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)*(1)

As of June 30, 2007

Percentage of net assets
Morgan Stanley	4.5%
Citigroup, Inc.	4.4
Wells Fargo & Co.	4.3
Bank of New York Co., Inc.	3.4
Microsoft Corp.	3.3
General Electric Co.	3.1
Wyeth	3.0
Intel Corp.	3.0
JPMorgan Chase & Co.	2.9
Johnson Controls, Inc.	2.9
Total	34.8%

*  Top ten holdings are all long positions

(1)  Figures represent the direct investments of the UBS U.S. Equity Alpha Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Equities
Air freight & logistics	2.74%
Auto components	4.85
Automobiles	0.85
Beverages	1.51
Biotechnology	3.22
Building products	1.89
Capital markets	8.36
Commercial banks	9.00
Computers & peripherals	0.93
Diversified financial services	7.32
Diversified telecommunication services	2.21
Electric utilities	3.24
Energy equipment & services	2.16
Food & staples retailing	2.83
Health care equipment & supplies	0.67
Health care providers & services	2.71
Hotels, restaurants & leisure	2.78
Household durables	1.08
Industrial conglomerates	3.12
Insurance	3.19
Internet & catalog retail	1.20
Internet software & services	0.98
Machinery	3.40
Media	5.15
Multi-utilities	1.58
Multiline retail	0.90
Oil, gas & consumable fuels	3.65
Pharmaceuticals	9.49
Road & rail	2.29
Semiconductors & semiconductor equipment	7.06
Software	7.79
Specialty retail	2.32
Textiles, apparel & luxury goods	0.81
Thrifts & mortgage finance	1.39
Wireless telecommunication services	2.34
Total equities	115.01
Investment company
SPDR Trust, Series 1	4.27
Short-term investment	0.38
Total investments before investments sold short	119.66
Investments sold short Equities sold short
Air freight & logistics	(1.77)%
Automobiles	(0.83)
Capital markets	(1.72)
Commercial banks	(1.76)
Construction materials	(0.41)
Diversified financial services	(0.41)
Diversified telecommunication services	(0.51)
Food & staples retailing	(0.48)
Food products	(0.33)
Health care equipment & supplies	(0.34)
Health care providers & services	(0.62)
Hotels, restaurants & leisure	(0.58)
Household durables	(0.89)
IT services	(0.61)
Leisure equipment & products	(0.46)
Machinery	(0.55)
Media	(0.69)
Metals & mining	(1.55)
Multiline retail	(0.77)
Oil, gas & consumable fuels	(1.70)
Pharmaceuticals	(1.09)
Software	(1.37)
Specialty retail	(0.85)
Total investments sold short	(20.29)
Total investments, net of investments sold short	99.37
Cash and other assets, less liabilities	0.63
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—115.01%
Air freight & logistics—2.74%
FedEx Corp.(1)	58,300	$6,469,551
Auto components—4.85%
BorgWarner, Inc.(1)	54,100	4,654,764
Johnson Controls, Inc.(1)	58,500	6,772,545
		11,427,309
Automobiles—0.85%
Harley-Davidson, Inc.(1)	33,800	2,014,818
Beverages—1.51%
Anheuser-Busch Cos., Inc.(1)	30,600	1,596,096
Constellation Brands, Inc., Class A*(1)	80,500	1,954,540
		3,550,636
Biotechnology—3.22%
Amgen, Inc.*	13,700	757,473
Cephalon, Inc.*(1)	12,700	1,020,953
Genzyme Corp.*(1)	64,300	4,140,920
Millennium Pharmaceuticals, Inc.*(1)	158,600	1,676,402
		7,595,748
Building products—1.89%
Masco Corp.(1)	156,100	4,444,167
Capital markets—8.36%
Bank of New York Co., Inc.(1)	196,000	8,122,240
Blackstone Group LP*	33,154	970,417
Morgan Stanley(1)	126,300	10,594,044
		19,686,701
Commercial banks—9.00%
City National Corp.(1)	19,500	1,483,755
Fifth Third Bancorp(1)	132,600	5,273,502
PNC Financial Services Group, Inc.(1)	60,900	4,359,222
Wells Fargo & Co.(1)	286,800	10,086,756
		21,203,235
Computers & peripherals—0.93%
Dell, Inc.*(1)	76,600	2,186,930
Diversified financial services—7.32%
Citigroup, Inc.(1)	203,100	10,416,999
JPMorgan Chase & Co.(1)	141,100	6,836,295
		17,253,294
Diversified telecommunication services—2.21%
AT&T, Inc.(1)	125,500	5,208,250
Electric utilities—3.24%
American Electric Power Co., Inc.(1)	44,600	2,008,784
Exelon Corp.	50,000	3,630,000
Pepco Holdings, Inc.(1)	71,100	2,005,020
		7,643,804

	Shares	Value
Energy equipment & services—2.16%
ENSCO International, Inc.(1)	38,200	$2,330,582
Halliburton Co.(1)	80,000	2,760,000
		5,090,582
Food & staples retailing—2.83%
Costco Wholesale Corp.(1)	58,900	3,446,828
SYSCO Corp.(1)	97,900	3,229,721
		6,676,549
Health care equipment & supplies—0.67%
Medtronic, Inc.	30,300	1,571,358
Health care providers & services—2.71%
Medco Health Solutions, Inc.*(1)	42,100	3,283,379
UnitedHealth Group, Inc.(1)	60,600	3,099,084
		6,382,463
Hotels, restaurants & leisure—2.78%
Carnival Corp.(1)	134,300	6,549,811
Household durables—1.08%
Fortune Brands, Inc.(1)	31,000	2,553,470
Industrial conglomerates—3.12%
General Electric Co.(1)	192,100	7,353,588
Insurance—3.19%
Aflac, Inc.	61,600	3,166,240
Hartford Financial Services Group, Inc.(1)	44,100	4,344,291
		7,510,531
Internet & catalog retail—1.20%
Amazon.com, Inc.*(1)	41,300	2,825,333
Internet software & services—0.98%
Yahoo!, Inc.*(1)	85,200	2,311,476
Machinery—3.40%
Illinois Tool Works, Inc.(1)	93,300	5,055,927
PACCAR, Inc.	33,900	2,950,656
		8,006,583
Media—5.15%
McGraw-Hill Cos., Inc.(1)	45,400	3,090,832
News Corp., Class A(1)	128,000	2,714,880
Omnicom Group, Inc.(1)	75,600	4,000,752
Viacom, Inc., Class B*(1)	55,700	2,318,791
		12,125,255
Multi-utilities—1.58%
Sempra Energy(1)	62,700	3,713,721
Multiline retail—0.90%
Target Corp.	33,300	2,117,880
Oil, gas & consumable fuels—3.65%
ConocoPhillips(1)	71,500	5,612,750
EOG Resources, Inc.(1)	21,000	1,534,260
Sunoco, Inc.(1)	18,300	1,458,144
		8,605,154

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
Pharmaceuticals—9.49%
Allergan, Inc.(1)	81,600	$4,703,424
Bristol-Myers Squibb Co.(1)	77,800	2,455,368
Johnson & Johnson(1)	54,700	3,370,614
Merck & Co., Inc.(1)	94,900	4,726,020
Wyeth(1)	123,800	7,098,692
		22,354,118
Road & rail—2.29%
Burlington Northern Santa Fe Corp.(1)	63,300	5,389,362
Semiconductors & semiconductor equipment—7.06%
Analog Devices, Inc.(1)	130,100	4,896,964
Intel Corp.(1)	297,600	7,070,976
Linear Technology Corp.(1)	61,100	2,210,598
Xilinx, Inc.(1)	91,700	2,454,809
		16,633,347
Software—7.79%
BEA Systems, Inc.*(1)	108,600	1,486,734
Citrix Systems, Inc.*	57,300	1,929,291
Intuit, Inc.*(1)	57,400	1,726,592
Microsoft Corp.(1)	262,900	7,747,663
Red Hat, Inc.*	40,800	909,024
Symantec Corp.*(1)	225,100	4,547,020
		18,346,324
Specialty retail—2.32%
Chico's FAS, Inc.*(1)	51,300	1,248,642
Home Depot, Inc.(1)	107,200	4,218,320
		5,466,962
Textiles, apparel & luxury goods—0.81%
Coach, Inc.*(1)	40,400	1,914,556
Thrifts & mortgage finance—1.39%
Freddie Mac(1)	53,800	3,265,660
Wireless telecommunication services—2.34%
Sprint Nextel Corp.(1)	266,400	5,517,144
Total equities (cost $253,310,941)		270,965,670
Investment company—4.27%
SPDR Trust, Series 1 (cost $10,152,704)	66,900	10,063,767
Short-term investment—0.38%
Investment company—0.38%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(2),(3) (cost $879,283)	879,283	879,283
Total investments before investments sold short—119.66% (cost $264,342,928)		281,908,720

	Shares	Value
Investments sold short—(20.29)%
Equities—(20.29)%
Air freight & logistics—(1.77)%
C.H. Robinson Worldwide, Inc.	(42,100)	$(2,211,092)
Expeditors International of Washington, Inc.	(47,600)	(1,965,880)
		(4,176,972)
Automobiles—(0.83)%
Ford Motor Co.	(87,600)	(825,192)
General Motors Corp.	(29,900)	(1,130,220)
		(1,955,412)
Capital markets—(1.72)%
Bear Stearns Cos., Inc.	(12,900)	(1,806,000)
Charles Schwab Corp.	(55,300)	(1,134,756)
Goldman Sachs Group, Inc.	(5,100)	(1,105,425)
		(4,046,181)
Commercial banks—(1.76)%
BB&T Corp.	(25,500)	(1,037,340)
Comerica, Inc.	(17,600)	(1,046,672)
KeyCorp	(30,700)	(1,053,931)
Regions Financial Corp.	(30,700)	(1,016,170)
		(4,154,113)
Construction materials—(0.41)%
Vulcan Materials Co.	(8,500)	(973,590)
Diversified financial services—(0.41)%
Chicago Mercantile Exchange Holdings, Inc., Class A	(1,800)	(961,848)
Diversified telecommunication services—(0.51)%
Qwest Communications International, Inc.	(123,700)	(1,199,890)
Food & staples retailing—(0.48)%
Walgreen Co.	(26,100)	(1,136,394)
Food products—(0.33)%
Hershey Co.	(15,500)	(784,610)
Health care equipment & supplies—(0.34)%
Zimmer Holdings, Inc.	(9,500)	(806,455)
Health care providers & services—(0.62)%
Amedisys, Inc.	(40,100)	(1,456,833)
Hotels, restaurants & leisure—(0.58)%
Darden Restaurants, Inc.	(30,900)	(1,359,291)
Household durables—(0.89)%
Lennar Corp., Class A	(13,600)	(497,216)
Stanley Works	(26,500)	(1,608,550)
		(2,105,766)
IT services—(0.61)%
Cognizant Technology Solutions Corp., Class A	(19,000)	(1,426,710)

UBS U.S. Equity Alpha Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Investments sold short—(concluded)
Equities—(concluded)
Leisure equipment & products—(0.46)%
Mattel, Inc.	(42,900)	$(1,084,941)
Machinery—(0.55)%
Cummins, Inc.	(12,900)	(1,305,609)
Media—(0.69)%
Gannett Co., Inc.	(10,300)	(565,985)
New York Times Co., Class A	(41,500)	(1,054,100)
		(1,620,085)
Metals & mining—(1.55)%
Freeport-McMoRan Copper & Gold, Inc.	(17,600)	(1,457,632)
Nucor Corp.	(37,300)	(2,187,645)
		(3,645,277)
Multiline retail—(0.77)%
Sears Holdings Corp.	(10,700)	(1,813,650)
Oil, gas & consumable fuels—(1.70)%
Devon Energy Corp.	(15,400)	(1,205,666)
Tesoro Corp.	(32,600)	(1,863,090)
Valero Energy Corp.	(12,600)	(930,636)
		(3,999,392)

	Shares	Value
Pharmaceuticals—(1.09)%
Abbott Laboratories	(26,500)	$(1,419,075)
Forest Laboratories, Inc.	(25,200)	(1,150,380)
		(2,569,455)
Software—(1.37)%
BMC Software, Inc.	(50,800)	(1,539,240)
Novell, Inc.	(215,100)	(1,675,629)
		(3,214,869)
Specialty retail—(0.85)%
Best Buy Co., Inc.	(18,500)	(863,395)
RadioShack Corp.	(34,500)	(1,143,330)
		(2,006,725)
Total investments sold short (proceeds $45,697,066)		(47,804,068)
Total investments, net of investments sold short—99.37%		234,104,652
Cash and other assets, less liabilities—0.63%		1,494,084
Net assets—100.00%		$235,598,736

Notes to portfolio of investments

Aggregate cost before investments sold short for federal income tax purposes was $264,365,059; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,731,499
Gross unrealized depreciation	(2,187,838)
Net unrealized appreciation	$17,543,661

*  Non-income producing security.

(1)  All or a portion of these securities have been pledged to cover open short positions.

(2)  Investment in affiliated mutual fund.

(3)  The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 20.39% (Class A shares returned 13.77% after the deduction of the maximum sales charge), while Class Y shares returned 20.73%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 20.43% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 65; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

During the period, strong stock selection had a solid impact on performance. However, it was counteracted by negative industry selection—in particular, an overweight to banks. As a result, the Fund performed in line with its Index.

Portfolio performance summary

What worked

•  Stock selection was strong during the period, and the largest contributor to performance overall. While the US equity market was generally, in our opinion, at or near fair value over the past year, careful research and analysis helped us to identify a number of stocks with price-to-intrinsic-value discrepancies that provided what we viewed as attractive investment opportunities. Mellon Financial Corp., and DirecTV Group, Inc.* were among our best performing stocks over the period. (For details, refer to "Portfolio Highlights.")

•  Additional contributions to performance came from overweights to the auto parts, oil services and software industries, as well as an underweight to energy reserves.

•  Within autos, the motor vehicles and parts sector contributed to performance, particularly our holding in Johnson Controls. Rising energy costs have increased demand for the company's building efficiency products. Building products growth is also being driven by the company's exposure to emerging markets. We believe the diversification that Johnson Controls retains in terms of customer, geography, and product and business line will enable the company to continue to produce solid results.

•  Energy remains one of our largest industry underweights because of our bearish view on long-run oil prices. While the Fund's underweight to oil refineries hurt us in this area, its overweight to oil services companies, where we found select opportunities, helped drive this industry position to outperformance.

•  Despite an underweight position versus the Index, the financial sector provided the Fund with interesting opportunities. Our portfolio was overweighted to financial services companies such as Morgan Stanley, which contributed strongly to performance.

•  The portfolio also benefited by what we did not own. The Fund's underweight position in real estate investment trusts (REITs) had a positive impact on results, as the industry generally underperformed other sectors of the market.

*  This holding was sold during the reporting period.

UBS U.S. Large Cap Equity Fund

What didn't work

•  Industry selection, as a whole, was the biggest detractor from Fund performance, with our overweight in banks, and underweights in oil refining, tobacco and defense among the largest detractors.

•  The largest detractor from performance was our overweight to banks—also the largest position in the Fund's portfolio. The financial sector in general underperformed during the period as investors' focus on subprime lending issues and levered debt weighed heavily on stock prices.

We continue to find what we view to be very attractive valuations in this space and, in many cases, believe the underlying balance sheets are strong. We continue to maintain an overweight in this area in general, but there are some sub-components where we continue to take a cautious stance. For example, we are underweight regional banks.

•  Our underweight to oil refining detracted from performance. We continue to find this area unattractive, as we believe current oil prices are not sustainable.

Portfolio Highlights

•  Mellon Financial was the Fund's top performing stock for the reporting period. The company's shares traded higher after the Federal Reserve Board approved its proposed merger with the Bank of New York. Combining the two companies will make Bank of New York Mellon one of the top custody service providers for institutional investors and will create one of the largest asset managers.

•  DirecTV* performed well during the period. The company opened a new call center in Montana to handle its continued customer growth. It also received a favorable court ruling last September when a federal judge dismissed fraud charges brought by Darlene Investments, a former strategic partner. We sold our position in the stock when we believed that it reached its fair value, which benefited portfolio performance.

•  Sprint was our biggest disappointment over the last 12 months. Mobile ESPN, a lynchpin of Sprint's larger strategy to attract new subscribers using other brands, said that it will cease operations by the end of the year. Additionally, the Sprint-Nextel merger integration experienced a larger number of customer losses than was anticipated, which has led to a sell-off in the stock.

•  Not owning Apple detracted from relative performance when the highly anticipated and successful launch of the iPhone rallied Apple stock. We continue to believe the company's shares are currently overvalued.

*  This holding was sold during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	20.39%	11.89%	7.41%	7.41%
maximum sales charge	Class B(3)	19.50	11.04	N/A	9.44
	Class C(4)	19.56	11.08	N/A	8.95
	Class Y(5)	20.73	12.22	7.73	11.48
After deducting maximum	Class A(2)	13.77	10.63	6.80	6.80
sales charge	Class B(3)	14.50	10.77	N/A	9.32
	Class C(4)	18.56	11.08	N/A	8.95
Russell 1000 Index(6)		20.43	11.33	7.55	11.18

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.24% and 1.24%; Class B—2.01% and 2.01%; Class C—1.98% and 1.98%; Class Y—.97% and .97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/05/01 and 11/13/01, respectively. Inception date of Class Y shares and the Index is 02/22/94.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Large Cap Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Index, if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on February 22, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Equity Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Equity Fund Class Y vs. Russell 1000 Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	3.9%
Morgan Stanley	3.6
Wells Fargo & Co.	3.1
Microsoft Corp.	2.9
Exelon Corp.	2.9
Intel Corp.	2.6
Wyeth	2.6
General Electric Co.	2.5
Johnson Controls, Inc.	2.2
Allergan, Inc.	2.1
Total	28.4%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2007

Equities
Aerospace & defense	0.48%
Air freight & logistics	1.66
Auto components	3.43
Automobiles	0.71
Beverages	1.52
Biotechnology	2.75
Building products	1.80
Capital markets	5.98
Commercial banks	6.34
Computers & peripherals	1.02
Diversified financial services	5.74
Diversified telecommunication services	1.61
Electric utilities	4.25
Energy equipment & services	3.39
Food & staples retailing	2.61
Health care equipment & supplies	0.98
Health care providers & services	2.24
Hotels, restaurants & leisure	1.55
Household durables	0.90
Industrial conglomerates	2.48
Insurance	2.59%
Internet & catalog retail	1.05
Internet software & services	1.01
Machinery	3.04
Media	4.60
Multi-utilities	1.58
Multiline retail	0.80
Oil, gas & consumable fuels	2.40
Pharmaceuticals	8.77
Road & rail	1.95
Semiconductors & semiconductor equipment	6.23
Software	6.72
Specialty retail	2.00
Textiles, apparel & luxury goods	0.60
Thrifts & mortgage finance	1.00
Wireless telecommunication services	2.07
Total equities	97.85
Short-term investments	1.76
Total investments	99.61
Cash and other assets, less liabilities	0.39
Net assets	100.00%

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—97.85%
Aerospace & defense—0.48%
Northrop Grumman Corp.	62,400	$4,859,088
Air freight & logistics—1.66%
FedEx Corp.	150,300	16,678,791
Auto components—3.43%
BorgWarner, Inc.	144,500	12,432,780
Johnson Controls, Inc.	189,300	21,915,261
		34,348,041
Automobiles—0.71%
Harley-Davidson, Inc.	118,800	7,081,668
Beverages—1.52%
Anheuser-Busch Cos., Inc.	137,000	7,145,920
Constellation Brands, Inc., Class A*	331,700	8,053,676
		15,199,596
Biotechnology—2.75%
Amgen, Inc.*	61,500	3,400,335
Cephalon, Inc.*	54,800	4,405,372
Genzyme Corp.*	251,700	16,209,480
Millennium Pharmaceuticals, Inc.*	336,100	3,552,577
		27,567,764
Building products—1.80%
Masco Corp.	632,500	18,007,275
Capital markets—5.98%
Bank of New York Co., Inc.	159,300	6,601,392
Blackstone Group LP*	103,792	3,037,992
Mellon Financial Corp.	330,800	14,555,200
Morgan Stanley	426,900	35,808,372
		60,002,956
Commercial banks—6.34%
City National Corp.	61,800	4,702,362
Fifth Third Bancorp	389,900	15,506,323
PNC Financial Services Group, Inc .	170,000	12,168,600
Wells Fargo & Co.	887,200	31,202,824
		63,580,109
Computers & peripherals—1.02%
Dell, Inc.*	359,500	10,263,725
Diversified financial services—5.74%
Citigroup, Inc.	768,261	39,404,107
JPMorgan Chase & Co.	373,700	18,105,765
		57,509,872
Diversified telecommunication services—1.61%
AT&T, Inc.	388,600	16,126,900

	Shares	Value
Electric utilities—4.25%
American Electric Power Co., Inc.	195,300	$8,796,312
Exelon Corp.	396,100	28,756,860
Northeast Utilities	27,900	791,244
Pepco Holdings, Inc.	152,700	4,306,140
		42,650,556
Energy equipment & services—3.39%
ENSCO International, Inc.	172,800	10,542,528
GlobalSantaFe Corp.	168,200	12,152,450
Halliburton Co.	327,000	11,281,500
		33,976,478
Food & staples retailing—2.61%
Costco Wholesale Corp.	242,200	14,173,544
SYSCO Corp.	363,200	11,981,968
		26,155,512
Health care equipment & supplies—0.98%
Medtronic, Inc.	189,400	9,822,284
Health care providers & services—2.24%
Medco Health Solutions, Inc.*	148,100	11,550,319
UnitedHealth Group, Inc.	213,800	10,933,732
		22,484,051
Hotels, restaurants & leisure—1.55%
Carnival Corp.	319,400	15,577,138
Household durables—0.90%
Fortune Brands, Inc.	109,900	9,052,463
Industrial conglomerates—2.48%
General Electric Co.	650,200	24,889,656
Insurance—2.59%
Aflac, Inc.	119,600	6,147,440
Allstate Corp.	153,100	9,417,181
Hartford Financial Services Group, Inc.	105,600	10,402,656
		25,967,277
Internet & catalog retail—1.05%
Amazon.com, Inc.*	153,800	10,521,458
Internet software & services—1.01%
Yahoo!, Inc.*	374,500	10,160,185
Machinery—3.04%
Illinois Tool Works, Inc.	365,800	19,822,702
PACCAR, Inc.	122,300	10,644,992
		30,467,694
Media—4.60%
McGraw-Hill Cos., Inc.	96,600	6,576,528
News Corp., Class A	452,100	9,589,041
Omnicom Group, Inc.	222,800	11,790,576
R.H. Donnelley Corp.*	128,395	9,729,773
Viacom, Inc., Class B*	203,000	8,450,890
		46,136,808

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
Multi-utilities—1.58%
NiSource, Inc.	233,000	$4,825,430
Sempra Energy	185,300	10,975,319
		15,800,749
Multiline retail—0.80%
Target Corp.	126,800	8,064,480
Oil, gas & consumable fuels—2.40%
Chevron Corp.	79,100	6,663,384
EOG Resources, Inc.	117,500	8,584,550
Exxon Mobil Corp.	105,000	8,807,400
		24,055,334
Pharmaceuticals—8.77%
Allergan, Inc.	365,000	21,038,600
Bristol-Myers Squibb Co .	369,600	11,664,576
Johnson & Johnson	194,444	11,981,639
Merck & Co., Inc.	350,300	17,444,940
Wyeth	449,400	25,768,596
		87,898,351
Road & rail—1.95%
Burlington Northern Santa Fe Corp.	229,600	19,548,144
Semiconductors & semiconductor equipment—6.23%
Analog Devices, Inc.	482,000	18,142,480
Intel Corp.	1,115,400	26,501,904
Linear Technology Corp .	215,100	7,782,318
Xilinx, Inc.	375,300	10,046,781
		62,473,483
Software—6.72%
BEA Systems, Inc.*	477,900	6,542,451
Citrix Systems, Inc.*	227,100	7,646,457
Intuit, Inc.*	202,600	6,094,208
McAfee, Inc.*	25,400	894,080
Microsoft Corp.	999,100	29,443,477
Red Hat, Inc.*	131,500	2,929,820
Symantec Corp.*	684,302	13,822,901
		67,373,394

	Shares	Value
Specialty retail—2.00%
Chico's FAS, Inc.*	245,900	$5,985,206
Home Depot, Inc.	356,300	14,020,405
		20,005,611
Textiles, apparel & luxury goods—0.60%
Coach, Inc.*	127,700	6,051,703
Thrifts & mortgage finance—1.00%
Freddie Mac	164,400	9,979,080
Wireless telecommunication services—2.07%
Sprint Nextel Corp.	1,002,520	20,762,189
Total equities (cost $813,890,898)		981,099,863
Short-term investments—1.76%
Other—1.70%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $17,042,612)	17,042,612	17,042,612
	Face amount
US government obligation—0.06%
US Treasury Bills, 4.81%, due 12/20/07(3),(4) (cost $586,527)	$600,000	586,548
Total short-term investments (cost $17,629,139)		17,629,160
Total investments—99.61% (cost $831,520,037)		998,729,023
Cash and other assets, less liabilities—0.39%		3,893,621
Net assets—100.00%		$1,002,622,644

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $836,057,743; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$165,623,531
Gross unrealized depreciation	(2,952,251)
Net unrealized appreciation	$162,671,280

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2007.

(3)  The rate shown is the effective yield at the date of purchase.

(4)  This security was pledged to cover margin requirements for futures contracts.

UBS U.S. Large Cap Equity Fund—Portfolio of investments

June 30, 2007

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost	Value	Unrealized depreciation
Index futures buy contracts:
S&P 500 Index, 33 contracts	September 2007	$12,545,866	$12,502,050	$(43,816)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2007 was $586,548.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 21.29% (Class A shares returned 14.65% after the deduction of the maximum sales charge), while Class Y shares returned 21.51%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), returned 19.04% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 74; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's outperformance was due to successful stock selection during the period.

Portfolio performance summary

What worked

•  Stock selection was the main engine driving the Fund's significant outperformance. During the period, Apple, Akamai* and Express Scripts* were among our top performers. (For details, see "Portfolio Highlights.")

•  Our bottom-up security selection process resulted in industry weights that contributed to returns; these included overweights in Internet, medical services and oil services, as well as an underweight to specialty retailers relative to the Index.

•  The Fund's overweight to Internet stocks was the largest contributor to performance. The market pullback provided us with the opportunity to increase the Fund's exposure to these stocks at attractive prices. We are focused on companies with excellent growth prospects, attractive risk/reward profiles, and strong prospects for above-average free cash flow yield (which is similar to earnings yield, but takes into account capital expenditures and other ongoing costs a business incurs to keep itself running) and growth rates.

•  We overweighted medical equipment and services stocks, which was one of the Fund's strongest industry positions for the period. The Fund owns several companies that we believe are unique, have sustainable competitive advantages, and have minimal exposure to industry risk factors such as health care regulation. We anticipate healthy growth for companies that provide services and products in the specialty pharmaceutical, medical equipment, and diagnostic testing areas.

•  The Fund's overweight to oil services stocks drove positive performance, as well. We believe that years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, will provide above-average earnings and cash flow growth in these companies. Our research indicates that a shortage of equipment and people to provide advanced drilling and oil recovery services, especially in offshore environments, will support a long cycle of pricing power. This in turn should drive a sustainable cycle of worldwide drilling and infrastructure spending.

•  The Fund underweighted specialty retailers. This strategy was consistent with our belief that the consumer sectors may continue to face difficulty in a deteriorating environment. Higher gas prices, tighter money, daunting adjustable-rate mortgage resets, and the resulting slowing housing environment will all contribute to a weaker consumer. We trimmed previous overweights to specialty retailers, which contributed to the Fund's performance.

*  This holding was sold during the reporting period.

UBS U.S. Large Cap Growth Fund

What didn't work

•  An underweight to tobacco was the biggest detractor for the year. Despite strong performance during the last year, we expect to remain underweight in this area. The dynamics of these big companies and the saturated market in which they operate suggest below average growth potential; nonetheless, they continue to trade at levels above which we would be comfortable owning them.

•  In the materials sector, an underweight to metals and mining stocks detracted from performance. While near-term demand supports an extended commodities cycle, we prefer energy companies as a way to play this opportunity. Despite price volatility, we are more comfortable with the supply demand dynamics of energy, as we expect crude demand growth of 1.5 million barrels a year going forward.

•  Within the energy sector, our underweight to oil refining stocks detracted from performance. Our preferred segment of the energy sector is oil services, where years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, should, in our opinion, lead to above-average earnings and cash flow growth.

Portfolio Highlights

•  Apple shares were the portfolio's biggest stock success story during the period due to the continued success of the iPod and strong Macintosh personal computer sales. The stock rose as investors anticipated new product releases, including Apple TV, iPhone, and a new operating system. We continue to believe that computer share gains and the continued growth of peripheral devices like the iPhone will drive outperformance.

•  Akamai* made a strong contribution to Fund returns early in the period as the market bought into the prospects for multiyear growth opportunities in rich content distribution. (Akamai is responsible for creating a digital operating environment for the Web that plays a critical role in getting content from providers to consumers.) However, later in the period we eliminated the position as we felt its stock price had begun to get ahead of company fundamentals and future growth prospects.

•  Express Scripts* was another strong performer during the year. The company manages the purchasing of drugs and the creation of formularies to minimize drug spending for its clients, which include corporations, state governments and unions. Express Scripts generated free cash flow growth, demonstrating the ability of the firm to take advantage of generic drug opportunities, growing faster than the consensus view believed it would.

•  Circuit City* was one of our biggest disappointments during the period. In our opinion, the company failed to manage inventory, and lost customers due to the decline in the quality of its customer service. The company failed to execute despite the significant growth in large screen televisions, and caused a thesis violation. As a result, we eliminated the name from the portfolio.

*  This holding was sold during the reporting period.

UBS U.S. Large Cap Growth Fund

•  Monster Worldwide is a leading job listing Web site. Monster's services allow its corporate clients to reach the widest possible audience when trying to fill a position. The stock reacted negatively to macro data that the US services market is slowing, and this hampered the stock's performance for the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Growth Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	21.29%	10.87%	1.50%
maximum sales charge	Class B(3)	20.42	10.04	4.94
	Class C(4)	20.28	10.07	4.23
	Class Y(5)	21.51	11.14	3.87
After deducting maximum	Class A(2)	14.65	9.63	0.83
sales charge	Class B(3)	15.42	9.76	4.80
	Class C(4)	19.28	10.07	4.23
Russell 1000 Growth Index(6)		19.04	9.28	3.48

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—2.33% and 1.05%; Class B—3.23% and 1.80%; Class C—3.12% and 1.80%; Class Y—2.10% and .80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.05%; Class B—1.80%; Class C—1.80%; Class Y—.80%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Large Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the Index is 10/14/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Large Cap Growth Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Growth Index, if you had invested $10,000 in Class A shares on December 31, 1998 or $10,000,000 in Class Y shares on October 14, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Growth Fund Class A vs. Russell 1000 Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Growth Fund Class Y vs. Russell 1000 Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Growth Fund

Top ten equity holdings (unaudited)

As of June 30, 2007

Percentage of net assets
Google, Inc., Class A	5.6%
Allergan, Inc.	3.8
Praxair, Inc.	3.7
Cisco Systems, Inc.	3.4
Microsoft Corp.	3.1
Morgan Stanley	3.1
XTO Energy, Inc.	3.0
General Electric Co.	2.9
Schlumberger Ltd.	2.8
QUALCOMM, Inc.	2.7
Total	34.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2007

Equities
Aerospace & defense	3.76%
Air freight & logistics	1.30
Biotechnology	1.47
Capital markets	5.21
Chemicals	3.69
Commercial services & supplies	1.37
Communications equipment	7.48
Computers & peripherals	2.50
Diversified financial services	2.14
Electric utilities	1.76
Electrical equipment	1.94
Energy equipment & services	5.24
Health care equipment & supplies	8.23
Health care providers & services	5.99
Hotels, restaurants & leisure	8.13
Household products	1.74
Industrial conglomerates	2.90
Internet software & services	7.68%
IT services	1.03
Media	2.35
Multi-utilities	1.93
Oil, gas & consumable fuels	4.55
Pharmaceuticals	3.76
Road & rail	1.95
Semiconductors & semiconductor equipment	2.26
Software	4.85
Specialty retail	1.41
Wireless telecommunication services	2.08
Total equities	98.70
Short-term investment	1.14
Total investment	99.84
Cash and other assets, less liabilities	0.16
Net assets	100.00%

UBS U.S. Large Cap Growth Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—98.70%
Aerospace & defense—3.76%
Boeing Co.	9,600	$923,136
United Technologies Corp.	25,800	1,829,994
		2,753,130
Air freight & logistics—1.30%
FedEx Corp.	8,600	954,342
Biotechnology—1.47%
Genentech, Inc.*	14,200	1,074,372
Capital markets—5.21%
Goldman Sachs Group, Inc.	7,200	1,560,600
Morgan Stanley	26,900	2,256,372
		3,816,972
Chemicals—3.69%
Praxair, Inc.	37,500	2,699,625
Commercial services & supplies—1.37%
Monster Worldwide, Inc.*	24,400	1,002,840
Communications equipment—7.48%
Cisco Systems, Inc.*	90,300	2,514,855
QUALCOMM, Inc.	45,800	1,987,262
Research In Motion Ltd.*	4,900	979,951
		5,482,068
Computers & peripherals—2.50%
Apple, Inc.*	15,000	1,830,600
Diversified financial services—2.14%
Citigroup, Inc.	30,600	1,569,474
Electric utilities—1.76%
Exelon Corp.	17,800	1,292,280
Electrical equipment—1.94%
Rockwell Automation, Inc.	20,500	1,423,520
Energy equipment & services—5.24%
Baker Hughes, Inc.	21,700	1,825,621
Schlumberger Ltd.	23,700	2,013,078
		3,838,699
Health care equipment & supplies—8.23%
Alcon, Inc.	10,700	1,443,537
Baxter International, Inc.	34,800	1,960,632
Becton, Dickinson & Co.	14,900	1,110,050
C.R. Bard, Inc.	18,300	1,512,129
		6,026,348
Health care providers & services—5.99%
Laboratory Corp. of America Holdings*	20,400	1,596,504
Medco Health Solutions, Inc.*	16,700	1,302,433
Quest Diagnostics, Inc.	28,900	1,492,685
		4,391,622

	Shares	Value
Hotels, restaurants & leisure—8.13%
International Game Technology	41,300	$1,639,610
Las Vegas Sands Corp.*	19,700	1,504,883
Starbucks Corp.*	41,600	1,091,584
Wynn Resorts Ltd.	19,200	1,722,048
		5,958,125
Household products—1.74%
Procter & Gamble Co.	20,800	1,272,752
Industrial conglomerates—2.90%
General Electric Co.	55,500	2,124,540
Internet software & services—7.68%
eBay, Inc.*	47,900	1,541,422
Google, Inc., Class A*	7,800	4,082,364
		5,623,786
IT services—1.03%
Automatic Data Processing, Inc.	15,600	756,132
Media—2.35%
McGraw-Hill Cos., Inc.	25,300	1,722,424
Multi-utilities—1.93%
Dominion Resources, Inc.	16,400	1,415,484
Oil, gas & consumable fuels—4.55%
Southwestern Energy Co.*	25,200	1,121,400
XTO Energy, Inc.	36,800	2,211,680
		3,333,080
Pharmaceuticals—3.76%
Allergan, Inc.	47,800	2,755,192
Road & rail—1.95%
Burlington Northern Santa Fe Corp.	16,800	1,430,352
Semiconductors & semiconductor equipment—2.26%
Microchip Technology, Inc.	24,100	892,664
Texas Instruments, Inc.	20,300	763,889
		1,656,553
Software—4.85%
Adobe Systems, Inc.*	31,900	1,280,785
Microsoft Corp.	77,100	2,272,137
		3,552,922
Specialty retail—1.41%
Abercrombie & Fitch Co.	14,200	1,036,316
Wireless telecommunication services—2.08%
Sprint Nextel Corp.	73,600	1,524,256
Total equities (cost $68,656,475)		72,317,806

UBS U.S. Large Cap Growth Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Short-term investment—1.14%
Other—1.14%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $834,340)	834,340	$834,340
Total investments—99.84% (cost $69,490,815)		73,152,146
Cash and other assets, less liabilities—0.16%		120,608
Net assets—100.00%		$73,272,754

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $69,591,346; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,528,341
Gross unrealized depreciation	(967,541)
Net unrealized appreciation	$3,560,800

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 21.20% (Class A shares returned 14.57% after the deduction of the maximum sales charge), while Class Y shares returned 21.52%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 21.87% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 81; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

During the period, the Fund generally performed in line with the Index, though industry factors served as a slight drag on performance.

Portfolio performance summary

What worked

•  Stock selection was strong during the period, and the largest contributor to performance overall. The US equity market, despite some volatility, was, in our opinion, generally at or near fair value over the past year. However, careful research and analysis helped us to identify a number of stocks with price-to-intrinsic-value discrepancies that provided what we viewed as attractive investment opportunities. These included Mellon Financial, the Fund's top-performing stock over the period, DirecTV* and Accenture*. (For details, refer to "Portfolio Highlights.")

•  Additional contributions to performance came from overweights to the auto and software industries, as well as an underweight to energy reserves stocks.

•  Within autos, the motor vehicles and parts sector contributed to performance, particularly our holding in Johnson Controls. Rising energy costs have increased demand for the company's building efficiency products. Building products growth is also being driven by the company's exposure to emerging markets. We believe the diversification that Johnson Controls retains in terms of customer, geography, and product and business lines will enable the company to continue to produce solid results.

•  Energy remains one of the Fund's largest industry underweights because of our bearish view on long-run oil prices. Both the Fund's underweight to energy reserves and the Fund's overweight to oil services companies, where we found select opportunities, helped drive this industry position to outperformance. Our underweight to oil refining, however, detracted from returns; see the "What didn't work" section for details.

•  The Fund's overweight to computer software contributed to performance. Key holdings in this area included Microsoft and virus protection companies McAfee and Symantec.

•  The portfolio also benefited by what we did not own. The portfolio's underweight position in real estate investment trusts (REITs) had a positive impact on results, as the industry generally underperformed other sectors of the market.

What didn't work

•  Industry selection, as a whole, detracted from Fund performance, with overweights in banks and truck/sea/air freight companies, and underweights in tobacco and oil refining detracting from returns.

*  This holding was sold during the reporting period.

UBS U.S. Large Cap Value Equity Fund

•  The Fund's overweight to banks, which did not perform as well as expected, had the biggest negative impact on performance over the 12 months. Nonetheless, we continue to overweight banks. We believe these companies should continue to derive attractive growth and returns from more global sources. Additionally, we believe merger and acquisition activity in this area still has a few more years to go.

•  The Fund's underweight to oil refining, which benefited from what we believe are unsustainably high oil prices, detracted from performance. We continue to underweight this area, and believe the Fund will be rewarded when oil prices decline.

•  An overweight to the truck/freight industry detracted from Fund performance. Our exposure in this area is from our position in FedEx, which we continue to find attractive.

Portfolio Highlights

•  Mellon Financial was the top performing stock for the reporting period. The company's shares traded higher after the Federal Reserve Board approved its proposed merger with the Bank of New York. Combining the two companies will make Bank of New York Mellon one of the top custody service providers for institutional investors and will create one of the largest asset managers.

•  DirecTV* also performed well during the period. The company opened a new call center in Montana to handle its continued customer growth. It also received a favorable court ruling last September when a federal judge dismissed fraud charges brought by Darlene Investments, a former strategic partner.

•  Accenture* was a top contributor to Fund performance as the management and technology service consultant achieved record results. Accenture took advantage of its leadership position and its global platform in order to continue to generate growth, coupled with strong financial results in a competitive landscape.

•  Sprint was our biggest disappointment over the last 12 months. Mobile ESPN, a lynchpin of Sprint's larger strategy to attract new subscribers using other brands, said that it will cease operations by the end of the year. Additionally, the Sprint-Nextel merger integration has experienced a larger number of customer losses than expected, which has led to a sell-off in the stock. Despite these short-term negative results, we expect the merger to yield significant long-term benefits.

•  Masco, which manufactures home improvement and building supplies, continued to be hit hard by the housing slump. The company announced a loss for the fourth quarter of 2006 and said it would be cutting costs, which includes the elimination of 8,000 jobs. Masco forecasted continued weakness as homebuilders cut production to reduce their inventory of unsold homes. Over time we expect Masco's diversified businesses to generate significant cash flow that is not currently being priced in by the market.

*  This holding was sold during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Value Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	21.20%	13.07%	10.45%
maximum sales charge	Class B(3)	20.21	12.20	10.13
	Class C(4)	20.24	12.22	10.11
	Class Y(5)	21.52	13.35	9.83
After deducting maximum	Class A(2)	14.57	11.78	9.33
sales charge	Class B(3)	15.21	11.95	10.01
	Class C(4)	19.24	12.22	10.11
Russell 1000 Value Index(6)		21.87	13.32	9.25

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.31% and 1.10%; Class B—2.15% and 1.85%; Class C—2.08% and 1.85%; Class Y—1.06% and .85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.10%; Class B—1.85%; Class C—1.85%; Class Y—.85%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is 12/07/01. Inception dates of Class B and Class C shares are 11/08/01 and 12/12/01, respectively. Inception date of Class Y shares and the Index is 06/29/01.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Large Cap Value Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Value Index, if you had invested $10,000 in Class A shares on December 7, 2001 or $10,000,000 in Class Y shares on June 29, 2001, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Large Cap Value Equity Fund Class A vs. Russell 1000 Value Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Large Cap Value Equity Fund Class Y vs. Russell 1000 Value Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Citigroup, Inc.	5.3%
Morgan Stanley	4.7
Wells Fargo & Co.	4.4
General Electric Co.	3.8
Exxon Mobil Corp.	3.6
Chevron Corp.	3.5
JPMorgan Chase & Co.	3.4
Exelon Corp.	2.8
AT&T, Inc.	2.6
Wyeth	2.5
Total	36.6%

(1)  Figures represent the direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2007

Equities
Aerospace & defense	2.01%
Air freight & logistics	1.75
Auto components	4.05
Automobiles	0.75
Beverages	1.95
Biotechnology	0.59
Building products	1.58
Capital markets	8.53
Commercial banks	9.05
Diversified financial services	10.30
Diversified telecommunication services	2.56
Electric utilities	6.86
Energy equipment & services	4.09
Food & staples retailing	1.76
Health care providers & services	2.22
Household durables	0.97
Industrial conglomerates	3.84
Insurance	3.12
Machinery	3.30%
Media	3.45
Multi-utilities	1.74
Oil, gas & consumable fuels	7.11
Pharmaceuticals	6.88
Road & rail	2.08
Software	3.54
Specialty retail	1.03
Thrifts & mortgage finance	1.03
Wireless telecommunication services	2.16
Total equities	98.30
Investment company
SPDR Trust, Series 1	0.86
Short-term investment	0.92
Total investments	100.08
Liabilities, in excess of cash and other assets	(0.08)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Value Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—98.30%
Aerospace & defense—2.01%
Lockheed Martin Corp.	10,000	$941,300
Northrop Grumman Corp.	23,900	1,861,093
		2,802,393
Air freight & logistics—1.75%
FedEx Corp.	22,000	2,441,340
Auto components—4.05%
BorgWarner, Inc.	25,000	2,151,000
Johnson Controls, Inc.	30,100	3,484,677
		5,635,677
Automobiles—0.75%
Harley-Davidson, Inc.	17,400	1,037,214
Beverages—1.95%
Anheuser-Busch Cos., Inc.	31,700	1,653,472
Constellation Brands, Inc., Class A*	43,800	1,063,464
		2,716,936
Biotechnology—0.59%
Cephalon, Inc.*	10,200	819,978
Building products—1.58%
Masco Corp.	77,050	2,193,614
Capital markets—8.53%
Mellon Financial Corp.	78,900	3,471,600
Morgan Stanley	78,600	6,592,968
Northern Trust Corp.	28,300	1,817,992
		11,882,560
Commercial banks—9.05%
City National Corp.	11,000	836,990
Fifth Third Bancorp	78,400	3,117,968
PNC Financial Services Group, Inc.	35,600	2,548,248
Wells Fargo & Co.	173,400	6,098,478
		12,601,684
Diversified financial services—10.30%
Bank of America Corp.	43,522	2,127,791
Citigroup, Inc.	144,676	7,420,432
JPMorgan Chase & Co.	98,870	4,790,251
		14,338,474
Diversified telecommunication services—2.56%
AT&T, Inc.	86,050	3,571,075
Electric utilities—6.86%
American Electric Power Co., Inc.	58,900	2,652,856
Exelon Corp.	53,500	3,884,100
Northeast Utilities	59,500	1,687,420
Pepco Holdings, Inc.	46,900	1,322,580
		9,546,956

	Shares	Value
Energy equipment & services—4.09%
ENSCO International, Inc.	29,400	$1,793,694
GlobalSantaFe Corp.	26,800	1,936,300
Halliburton Co.	56,900	1,963,050
		5,693,044
Food & staples retailing—1.76%
Costco Wholesale Corp.	41,800	2,446,136
Health care providers & services—2.22%
Medco Health Solutions, Inc.*	26,400	2,058,936
UnitedHealth Group, Inc.	20,200	1,033,028
		3,091,964
Household durables—0.97%
Fortune Brands, Inc.	16,400	1,350,868
Industrial conglomerates—3.84%
General Electric Co.	139,700	5,347,716
Insurance—3.12%
Allstate Corp.	31,300	1,925,263
Hartford Financial Services Group, Inc.	24,550	2,418,421
		4,343,684
Machinery—3.30%
Illinois Tool Works, Inc.	56,300	3,050,897
PACCAR, Inc.	17,800	1,549,312
		4,600,209
Media—3.45%
News Corp., Class A	71,000	1,505,910
Omnicom Group, Inc.	39,000	2,063,880
R.H. Donnelley Corp.*	16,200	1,227,636
		4,797,426
Multi-utilities—1.74%
NiSource, Inc.	44,800	927,808
Sempra Energy	25,200	1,492,596
		2,420,404
Oil, gas & consumable fuels—7.11%
Chevron Corp.	57,800	4,869,072
Exxon Mobil Corp.	60,050	5,036,994
		9,906,066
Pharmaceuticals—6.88%
Bristol-Myers Squibb Co.	64,200	2,026,152
Johnson & Johnson	15,200	936,624
Merck & Co., Inc.	62,200	3,097,560
Wyeth	61,500	3,526,410
		9,586,746
Road & rail—2.08%
Burlington Northern Santa Fe Corp.	34,100	2,903,274

UBS U.S. Large Cap Value Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
Software—3.54%
McAfee, Inc.*	1,700	$59,840
Microsoft Corp.	86,600	2,552,102
Symantec Corp.*	115,000	2,323,000
		4,934,942
Specialty retail—1.03%
Home Depot, Inc.	36,400	1,432,340
Thrifts & mortgage finance—1.03%
Freddie Mac	23,650	1,435,555
Wireless telecommunication services—2.16%
Sprint Nextel Corp.	145,457	3,012,414
Total equities (cost $101,629,642)		136,890,689

	Shares	Value
Investment company—0.86%
SPDR Trust, Series 1 (cost $1,137,333)	8,000	$1,203,440
Short-term investment—0.92%
Other—0.92%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $1,287,082)	1,287,082	1,287,082
Total investments—100.08% (cost $104,054,057)		139,381,211
Liabilities, in excess of cash and other assets—(0.08)%		(114,163)
Net assets—100.00%		$139,267,048

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $104,684,795; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$35,259,354
Gross unrealized depreciation	(562,938)
Net unrealized appreciation	$34,696,416

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") returned 15.94% (Class A shares returned 9.55% after the deduction of the maximum sales charge), while Class Y shares returned 16.17%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), returned 19.73% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 88; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance in the Fund has historically been a function of stock selection as we do not make specific "sector calls." To that end, stock selection within the energy, technology and healthcare sectors were the main positive contributors to performance during the period, whereas stock selections in the industrial and consumer sectors were the main detractors from performance. Industry factors also made a positive contribution to returns. Overall, however, these positive contributions were outweighed by negative contributions from stock selection within the industrial and consumer sectors, which caused the Fund to underperform its benchmark.

Portfolio performance summary

What worked

•  In health care, the Fund's positions in medical device companies that focus on women's preventative and therapeutic solutions contributed to overall performance. Medical products in the women's health area are benefiting from both product cycles (conversions to digital technology from analog) as well as innovation of new treatment methods. In addition, the Fund benefited from solid fundamentals, as well as an active mergers and acquisitions (M&A) environment in the diagnostics industry.

•  Within technology, the Fund benefited from an eclectic mix of individual stock performance. We continue to benefit from several secular trends in technology, such as consumer adoption of self service hardware in both the financial services, retail and hospitality areas. The offshoring of technology labor to lower-cost markets is also a trend on which we capitalized. The Fund also benefited during the period from the performance of a collection of companies that we consider to be superior innovators in areas such as voice recognition, technology and software for creative professionals.

•  Within the energy sector, the Fund's largest positions are in the oil services segment. We continue to believe that years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, will provide above-average earnings and cash flow growth in these groups. In services, our research indicates that a shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, will support a long cycle of pricing power. This in turn should drive a sustainable cycle of worldwide drilling and infrastructure spending.

What didn't work

•  Stock selection within the industrial and consumer sectors was the main negative contributor to performance during the period.

•  The Fund had several disappointing performances in the industrial sector, including American Commercial Lines and Graco Industries, due to company-specific factors.

UBS U.S. Mid Cap Growth Equity Fund

•  The Fund underperformed in the consumer segment due to stock-specific performance by the following companies: Scientific Games (see "Portfolio Highlights"), Pool Corp., Texas Roadhouse, Coldwater Creek*, Tractor Supply and Bare Escentuals. Additionally, we did not own Amazon.com during the period, which hurt performance when that stock saw a significant price increase.

Portfolio Highlights

•  Thermo Fisher Scientific was the top contributor to Fund performance during the review period. The company is the leading life science and industrial equipment supplier. Company management has consistently executed on 100-plus basis points of margin expansion every year, and we expect this to continue for the next several years.

•  Freescale Semiconductor, a designer and manufacturer of semiconductors for the automotive, consumer, industrial, networking and wireless markets, also contributed strongly to performance. The company entered into a leveraged buyout agreement at roughly a 25% premium to then-existing prices.

•  The Fund's biggest disappointment for the period was Chemed*, a leading provider of hospice services, as well as plumbing repair and maintenance services. The stock fell when the company pre-announced disappointing results due to government reimbursement issues in three programs of its hospice business. The company has divested one program and is in the process of addressing the problems in the other two. We have eliminated this position from the portfolio.

•  Scientific Games, a provider of instant and online lottery services both domestically and internationally, has had very mixed fundamentals over the past twelve months. While the company has been very active in securing future growth opportunities in both Latin America and Asia, recent financial results have been weighed down by spending related to these initiatives, as well as slow progress in the company's highly anticipated German markets. We continue to monitor the company's ability to execute upon the substantial growth opportunities that exist.

*  This holding was sold during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Mid Cap Growth Equity Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	Inception(1) to 06/30/07
Before deducting maximum	Class A(2)	15.94%	7.66%
sales charge	Class C(3)	15.14	4.97
	Class Y(4)	16.17	9.13
After deducting maximum sales charge	Class A(2)	9.55	2.90
	Class C(3)	14.14	4.97
Russell Midcap Growth Index(5)		19.73	11.72

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—4.94% and 1.45%; Class C—6.79% and 2.20%; Class Y—4.50% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is 03/31/06. Inception date of Class C shares is 04/21/06. Inception date of Class Y shares and Index is 03/27/06.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Mid Cap Growth Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell Midcap Growth Index, if you had invested $10,000 in Class A shares on March 31, 2006 or $5,000,000 in Class Y shares on March 27, 2006, and had reinvested all your income dividends and capital gain distributions, if any, through June 30, 2007. The performance of Class C shares will vary based upon the different inception date, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Mid Cap Growth Equity Fund Class A vs. Russell Midcap Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Mid Cap Growth Equity Fund Class Y vs. Russell Midcap Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Anixter International, Inc.	4.4%
Thermo Fisher Scientific, Inc.	3.8
MSC Industrial Direct Co.	3.4
Republic Services, Inc.	2.9
Harsco Corp.	2.8
Roper Industries, Inc.	2.6
Millipore Corp.	2.5
NutriSystem, Inc.	2.5
Micros Systems, Inc.	2.4
Gaylord Entertainment Co.	2.4
Total	29.7%

(1)  Figures represent the direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2007

Equities
Capital markets	0.98%
Commercial services & supplies	5.52
Communications equipment	0.95
Computers & peripherals	2.13
Diversified financial services	3.06
Electrical equipment	2.60
Electronic equipment & instruments	6.13
Energy equipment & services	11.17
Health care equipment & supplies	3.12
Health care providers & services	8.26
Hotels, restaurants & leisure	7.61
Internet & catalog retail	2.48
IT services	2.72
Leisure equipment & products	1.65
Life sciences tools & services	6.38
Machinery	4.58
Marine	1.93%
Oil, gas & consumable fuels	1.59
Personal products	2.02
Semiconductors & semiconductor equipment	3.79
Software	8.18
Specialty retail	2.40
Textiles, apparel & luxury goods	1.28
Trading companies & distributors	3.43
Wireless telecommunication services	4.54
Total equities	98.50
Investment company
iShares Russell Midcap Growth Index Fund	0.58
Short-term investment	1.10
Total investments	100.18
Liabilities, in excess of cash and other assets	(0.18)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Mid Cap Growth Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—98.50%
Capital markets—0.98%
TD Ameritrade Holding Corp.*	2,900	$58,000
Commercial services & supplies—5.52%
Dun & Bradstreet Corp.	600	61,788
Monster Worldwide, Inc.*	2,200	90,420
Republic Services, Inc.	5,700	174,648
		326,856
Communications equipment—0.95%
F5 Networks, Inc.*	700	56,420
Computers & peripherals—2.13%
NCR Corp.*	2,400	126,096
Diversified financial services—3.06%
Chicago Mercantile Exchange Holdings, Inc., Class A	100	53,436
Moody's Corp.	1,000	62,200
Nasdaq Stock Market, Inc.*	2,200	65,362
		180,998
Electrical equipment—2.60%
Roper Industries, Inc.	2,700	154,170
Electronic equipment & instruments—6.13%
Amphenol Corp., Class A	2,800	99,820
Anixter International, Inc.*	3,500	263,235
		363,055
Energy equipment & services—11.17%
Cameron International Corp.*	1,500	107,205
Complete Production Services, Inc.*	3,600	93,060
Dril-Quip, Inc.*	1,900	85,405
ENSCO International, Inc.	700	42,707
National Oilwell Varco, Inc.*	1,000	104,240
Smith International, Inc.	2,300	134,872
Weatherford International Ltd.*	1,700	93,908
		661,397
Health care equipment & supplies—3.12%
Cytyc Corp.*	1,600	68,976
Gen-Probe, Inc.*	1,000	60,420
Hologic, Inc.*	1,000	55,310
		184,706
Health care providers & services—8.26%
Aetna, Inc.	900	44,460
DaVita, Inc.*	1,700	91,596
Healthways, Inc.*	2,800	132,636
Henry Schein, Inc.*	2,300	122,889
Psychiatric Solutions, Inc.*	2,700	97,902
		489,483
Hotels, restaurants & leisure—7.61%
Gaylord Entertainment Co.*	2,600	139,464
Life Time Fitness, Inc.*	1,600	85,168
Scientific Games Corp., Class A*	2,400	83,880

	Shares	Value
Hotels, restaurants & leisure—(concluded)
Starwood Hotels & Resorts Worldwide, Inc.	600	$40,242
Texas Roadhouse, Inc., Class A*	8,000	102,320
		451,074
Internet & catalog retail—2.48%
NutriSystem, Inc.*	2,100	146,664
IT services—2.72%
Cognizant Technology Solutions Corp., Class A*	700	52,563
VeriFone Holdings, Inc.*	3,079	108,535
		161,098
Leisure equipment & products—1.65%
Pool Corp.	2,500	97,575
Life sciences tools & services—6.38%
Millipore Corp.*	2,000	150,180
Thermo Fisher Scientific, Inc.*	4,400	227,568
		377,748
Machinery—4.58%
Graco, Inc.	2,600	104,728
Harsco Corp.	3,200	166,400
		271,128
Marine—1.93%
American Commercial Lines, Inc.*	4,400	114,620
Oil, gas & consumable fuels—1.59%
Apache Corp.	600	48,954
Newfield Exploration Co.*	1,000	45,550
		94,504
Personal products—2.02%
Bare Escentuals, Inc.*	3,500	119,525
Semiconductors & semiconductor equipment—3.79%
Microchip Technology, Inc.	3,000	111,120
Tessera Technologies, Inc.*	2,800	113,540
		224,660
Software—8.18%
Adobe Systems, Inc.*	3,100	124,465
Autodesk, Inc.*	1,000	47,080
Citrix Systems, Inc.*	3,100	104,377
Micros Systems, Inc.*	2,600	141,440
Nuance Communications, Inc.*	4,000	66,920
		484,282
Specialty retail—2.40%
Dick's Sporting Goods, Inc.*	1,100	63,987
Tractor Supply Co.*	1,500	78,075
		142,062
Textiles, apparel & luxury goods—1.28%
Coach, Inc.*	1,600	75,824

UBS U.S. Mid Cap Growth Equity Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
Trading companies & distributors—3.43%
MSC Industrial Direct Co.	3,700	$203,500
Wireless telecommunication services—4.54%
American Tower Corp., Class A*	3,000	126,000
MetroPCS Communications, Inc.*	2,400	79,296
SBA Communications Corp., Class A*	1,900	63,821
		269,117
Total equities (cost $5,204,745)		5,834,562
Investment company—0.58%
iShares Russell Midcap Growth Index Fund (cost $34,356)	300	34,173

	Shares	Value
Short-term investment—1.10%
Investment company—1.10%
UBS U.S. Cash Management Prime Relationship Fund, 5.36%(1),(2) (cost $65,133)	65,133	$65,133
Total investments—100.18% (cost $5,304,234)		5,933,868
Liabilities, in excess of cash and other assets—(0.18)%		(10,597)
Net assets—100.00%		$5,923,271

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $5,304,599; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$746,570
Gross unrealized depreciation	(117,301)
Net unrealized appreciation	$629,269

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2007.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 14.18% (Class A shares returned 7.89% after the deduction of the maximum sales charge), while Class Y shares returned 14.54%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 16.83% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 96; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance relative to the Index was due largely to stock selection, followed by industry factors.

Portfolio performance summary

What worked

•  Though stock selection detracted from Fund performance during the period, some industry weightings contributed positively to returns. Overweights in medical services, clothing stores and oil services, as well as an underweight to financial services, helped the Fund's performance.

•  We overweighted medical services stocks, which was the Fund's best-performing industry position for the year. Within health care, the trend of people living longer and aging baby boomers provide, in our opinion, a powerful tailwind. However, regulations, heightened scrutiny of safety issues and increased competitive pressures have dampened investment returns. Against this backdrop, we identified several companies that provide services that we believe are unique, have sustainable competitive advantages and have minimal exposure to industry risk factors such as health care regulation. We anticipate healthy growth for companies that provide services in the pediatric, psychology, and veterinary services areas.

•  We overweighted clothing stores, a position that contributed to the Fund's performance. Consumer-related industries represent approximately two thirds of the US economy. The resilience in consumer spending over the past several years in the face of perceived pressures on disposable income has been a major driver of the US economy. Although these headwinds are likely to persist, we have been able to identify several companies that we believe are uniquely positioned to deliver sustainable earnings growth as they rapidly grow their square footage and continue to take market share from the department stores.

•  The Fund's overweight to oil services stocks was another contributor to positive performance. We believe that years of underinvestment and increased capital intensity, combined with heightened demand from emerging markets, have resulted in above-average earnings and cash flow growth for these stocks. In services, our research indicates that a shortage of equipment and people to develop, maintain and service rigs, especially in offshore environments, will support a long cycle of pricing power. This in turn should drive a sustainable cycle of worldwide drilling and infrastructure spending.

•  The Fund's underweight to financial services also helped returns. Financial services companies are being hurt by slowing loan growth, increasing non-performing assets and pressure on their net interest margins.

UBS U.S. Small Cap Growth Fund

What didn't work

•  Underperformance over the period was driven primarily by stock selection. Names such as Esco Technologies, Christopher & Banks, and Tetra Technologies hurt Fund performance. (For more detailed information, refer to "Portfolio Highlights" below.)

•  Among industry group weightings, our overweight to truck/sea/air freight stocks hindered performance, as did our underweights to Internet stocks, securities and asset management companies and chemicals. Despite these disappointments, the Fund remains underweight areas of the market where it is more difficult to identify sustainable growth trends.

•  Despite the continued growth and usage of the Internet, we remained underweighted to the Internet industry, as the majority of names within our capitalization range are market share losers to the more entrenched, large-cap companies. Sustainable earnings growth remains elusive, while industry valuations are at a premium to other fast growing industries.

•  Within transportation, our overweight to the truck/sea/air freight industry impacted performance. Trucking companies were impacted by weak freight volumes due in part to the slowdown in the housing and automotive sectors.

•  The Fund's underweight to the securities and asset management industry hurt performance for the period. These companies benefited from increased assets under management, as well as from an increased level of merger and acquisition activity.

•  We underweighted chemical stocks due to our belief that the general level of commodity prices is unsustainable. This hurt performance, as the sector experienced appreciation during the period.

Portfolio Highlights

•  Teletech Holdings, a leading innovator in customer relationship management services, was one of the Fund's top performers for the year. Teletech enjoyed an increase in its stock price due to new business awards. We remain confident in management's ability to improve margins.

•  Our position in Hub Group, an asset-light transportation provider of intermodal, truck brokerage and logistics services, also contributed to performance as shares reacted positively after the company reported rising intermodal volumes in their core division.

•  Shares of Investors Financial Services rose during the period, adding to Fund returns. The company agreed to be acquired at a premium by State Street Corp., a leading provider of financial services to institutional investors.

•  Shares of Esco Technologies, a leading supplier of engineered filtration products, special purpose communication systems and RF shielding and test products, saw its stock price weaken due to a delayed order for its communication systems.

UBS U.S. Small Cap Growth Fund

•  The Fund's overweight in Christopher & Banks detracted from returns. The company, a leading specialty retailer focused on the female baby boomer demographic, saw its stock price fall during the period after failing to meet sales and earnings expectations due to merchandising miscues. The company also reduced its earnings guidance on weak same-store sales results.

•  An overweight to Tetra Technologies held back Fund performance as the diversified oil and gas services company saw its stock price decline due to sales and earnings results that failed to meet expectations.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Small Cap Growth Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	14.18%	12.23%	11.54%
maximum sales charge	Class B(3)	13.32	11.40	9.99
	Class C(4)	13.33	11.39	9.67
	Class Y(5)	14.54	12.50	8.83
After deducting maximum	Class A(2)	7.89	10.97	10.81
sales charge	Class B(3)	8.32	11.14	9.88
	Class C(4)	12.33	11.39	9.67
Russell 2000 Growth Index(6)		16.83	13.08	3.74

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.50% and 1.28%; Class B—2.39% and 2.03%; Class C—2.31% and 2.03%; Class Y—1.13% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.28%; Class B—2.03%; Class C—2.03%; Class Y—1.03%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the Index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Small Cap Growth Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 2000 Growth Index, if you had invested $10,000 in Class A shares on December 31, 1998 or $5,000,000 in Class Y shares on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%.

UBS U.S. Small Cap Growth Fund Class Y vs. Russell 2000 Growth Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Pediatrix Medical Group, Inc.	2.8%
Tetra Technologies, Inc.	2.7
Phillips-Van Heusen Corp.	2.6
Investors Financial Services Corp.	2.2
VCA Antech, Inc.	2.2
Orient-Express Hotels Ltd., H Shares	2.2
TeleTech Holdings, Inc.	2.1
Psychiatric Solutions, Inc.	2.1
Nice Systems Ltd. ADR	2.1
Landstar System, Inc.	1.9
Total	22.9%

(1)  Figures represent the direct investments of the UBS U.S. Small Cap Growth Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets as of June 30, 2007

Equities
Aerospace & defense	2.08%
Air freight & logistics	3.00
Biotechnology	4.32
Capital markets	2.23
Commercial banks	1.33
Commercial services & supplies	7.45
Communications equipment	3.69
Computers & peripherals	0.06
Construction & engineering	1.72
Distributors	1.04
Diversified telecommunication services	0.59
Electrical equipment	3.21
Electronic equipment & instruments	2.60
Energy equipment & services	4.55
Health care equipment & supplies	3.56
Health care providers & services	7.11
Health care technology	1.72
Hotels, restaurants & leisure	7.40
Household products	0.99
Internet software & services	1.66
Life sciences tools & services	1.02%
Machinery	2.49
Media	0.61
Metals & mining	1.90
Oil, gas & consumable fuels	3.60
Pharmaceuticals	0.41
Real estate investment trusts (REITs)	1.77
Road & rail	1.95
Semiconductors & semiconductor equipment	8.57
Software	5.44
Specialty retail	5.27
Textiles, apparel & luxury goods	2.59
Trading companies & distributors	0.39
Total equities	96.32
Investment company
iShares Russell 2000 Growth Index Fund	0.65
Short-term investment	3.19
Total investments	100.16
Liabilities, in excess of cash and other assets	(0.16)
Net assets	100.00%

(2)  Figures represent the industry breakdown of direct investments of the UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—96.32%
Aerospace & defense—2.08%
AAR Corp.*	219,500	$7,245,695
DRS Technologies, Inc.	41,300	2,365,251
		9,610,946
Air freight & logistics—3.00%
Hub Group, Inc., Class A*	255,100	8,969,316
UTi Worldwide, Inc.	182,000	4,875,780
		13,845,096
Biotechnology—4.32%
BioMarin Pharmaceuticals, Inc.*	148,200	2,658,708
Cubist Pharmaceuticals, Inc.*	91,900	1,811,349
Emergent Biosolutions, Inc.*	177,800	1,831,340
Isis Pharmaceuticals, Inc.*	210,100	2,033,768
Keryx Biopharmaceuticals, Inc.*	164,700	1,609,119
LifeCell Corp.*	172,400	5,265,096
Myriad Genetics, Inc.*	82,500	3,068,175
Regeneron Pharmaceuticals, Inc.*	93,200	1,670,144
		19,947,699
Capital markets—2.23%
Investors Financial Services Corp.	167,200	10,311,224
Commercial banks—1.33%
UCBH Holdings, Inc.	336,400	6,146,028
Commercial services & supplies—7.45%
CRA International, Inc.*	112,500	5,422,500
eTelecare Global Solutions, Inc. ADR*	154,400	2,496,648
Healthcare Services Group, Inc.	129,600	3,823,200
Kenexa Corp.*	79,300	2,990,403
Korn/Ferry International*	65,400	1,717,404
Labor Ready, Inc.*	286,700	6,625,637
PeopleSupport, Inc.*	148,600	1,686,610
TeleTech Holdings, Inc.*	297,700	9,669,296
		34,431,698
Communications equipment—3.69%
BigBand Networks, Inc.*	77,100	1,010,781
Blue Coat Systems, Inc.*	123,400	6,110,768
Nice Systems Ltd. ADR*	274,200	9,525,708
Starent Networks Corp.*	28,200	414,540
		17,061,797
Computers & peripherals—0.06%
Data Domain, Inc.*	11,400	262,200
Construction & engineering—1.72%
EMCOR Group, Inc.*	108,800	7,931,520
Distributors—1.04%
LKQ Corp.*	193,900	4,781,574

	Shares	Value
Diversified telecommunication services—0.59%
NeuStar, Inc., Class A*	93,600	$2,711,592
Electrical equipment—3.21%
Energy Conversion Devices, Inc.*	59,300	1,827,626
First Solar, Inc.*	72,200	6,446,738
Genlyte Group, Inc.*	83,600	6,565,944
		14,840,308
Electronic equipment & instruments—2.60%
Benchmark Electronics, Inc.*	245,450	5,552,079
Cognex Corp.	200,900	4,522,259
RadiSys Corp.*	156,700	1,943,080
		12,017,418
Energy equipment & services—4.55%
Core Laboratories NV*	50,700	5,155,683
Patterson-UTI Energy, Inc.	132,200	3,464,962
Tetra Technologies, Inc.*	439,050	12,381,210
		21,001,855
Health care equipment & supplies—3.56%
Accuray, Inc.*	80,400	1,783,272
AngioDynamics, Inc.*	101,600	1,829,816
Arthrocare Corp.*	149,100	6,546,981
Hansen Medical, Inc.*	96,200	1,817,218
ResMed, Inc.*	68,600	2,830,436
TomoTherapy, Inc.*	73,900	1,619,888
		16,427,611
Health care providers & services—7.11%
Pediatrix Medical Group, Inc.*	238,400	13,147,760
Psychiatric Solutions, Inc.*	262,800	9,529,128
VCA Antech, Inc.*	270,400	10,191,376
		32,868,264
Health care technology—1.72%
Omnicell, Inc.*	254,900	5,296,822
Phase Forward, Inc.*	158,700	2,670,921
		7,967,743
Hotels, restaurants & leisure—7.40%
Buffalo Wild Wings, Inc.*	97,494	4,054,775
California Pizza Kitchen, Inc.*	292,050	6,273,234
CKE Restaurants, Inc.	403,500	8,098,245
Orient-Express Hotels Ltd., Class A	188,300	10,055,220
Texas Roadhouse, Inc., Class A*	446,500	5,710,735
		34,192,209
Household products—0.99%
Central Garden & Pet Co.*	128,200	1,571,732
Central Garden & Pet Co., Class A*	256,400	3,007,572
		4,579,304

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Equities—(concluded)
Internet software & services—1.66%
comScore, Inc.*	15,700	$363,455
DivX, Inc.*	32,200	483,000
Knot, Inc.*	151,700	3,062,823
Limelight Networks, Inc.*	8,900	176,042
Perficient, Inc.*	173,900	3,599,730
		7,685,050
Life sciences tools & services—1.02%
Advanced Magnetics, Inc.*	35,000	2,035,600
Exelixis, Inc.*	221,600	2,681,360
		4,716,960
Machinery—2.49%
ESCO Technologies, Inc.*	140,900	5,109,034
Middleby Corp.*	106,800	6,388,776
		11,497,810
Media—0.61%
National CineMedia, Inc.*	100,400	2,812,204
Metals & mining—1.90%
Steel Dynamics, Inc.	210,000	8,801,100
Oil, gas & consumable fuels—3.60%
EXCO Resources, Inc.*	279,400	4,872,736
PetroHawk Energy Corp.*	500,145	7,932,300
Quicksilver Resources, Inc.*	85,500	3,811,590
		16,616,626
Pharmaceuticals—0.41%
Penwest Pharmaceuticals Co.*	153,200	1,910,404
Real estate investment trusts (REITs)—1.77%
BioMed Realty Trust, Inc.	111,100	2,790,832
Ventas, Inc.	149,000	5,401,250
		8,192,082
Road & rail—1.95%
Landstar System, Inc.	186,500	8,998,625
Semiconductors & semiconductor equipment—8.57%
Diodes, Inc.*	136,400	5,697,428
Exar Corp.*	166,200	2,227,080
FEI Co.*	129,000	4,187,340
Hittite Microwave Corp.*	109,800	4,691,754
Microsemi Corp.*	333,800	7,994,510
Photronics, Inc.*	54,900	816,912

	Shares	Value
Semiconductors & semiconductor equipment—(concluded)
Power Integrations, Inc.*	137,400	$3,599,880
Rudolph Technologies, Inc.*	250,413	4,159,360
Silicon Image, Inc.*	180,200	1,546,116
Standard Microsystems Corp.*	136,700	4,694,278
		39,614,658
Software—5.44%
Factset Research Systems, Inc.	95,200	6,506,920
Nuance Communications, Inc.*	528,700	8,845,151
Progress Software Corp.*	174,200	5,537,818
Verint Systems, Inc.*	135,221	4,232,417
		25,122,306
Specialty retail—5.27%
Children's Place Retail Stores, Inc.*	133,000	6,868,120
Christopher & Banks Corp.	298,000	5,110,700
DSW, Inc., Class A*	56,300	1,960,366
Guitar Center, Inc.*	66,200	3,959,422
Tween Brands, Inc.*	144,900	6,462,540
		24,361,148
Textiles, apparel & luxury goods—2.59%
Phillips-Van Heusen Corp.	197,600	11,968,632
Trading companies & distributors—0.39%
Beacon Roofing Supply, Inc.*	106,500	1,809,435
Total equities (cost $345,077,356)		445,043,126
Investment company—0.65%
iShares Russell 2000 Growth Index Fund (cost $3,025,930)	35,000	3,002,300
Short-term investment—3.19%
Other—3.19%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(1),(2) (cost $14,753,752)	14,753,752	14,753,752
Total investments—100.16% (cost $362,857,038)		462,799,178
Liabilities, in excess of cash and other assets—(0.16)%		(733,340)
Net assets—100.00%		$462,065,838

UBS U.S. Small Cap Growth Fund—Portfolio of investments

June 30, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $363,725,431; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$114,851,443
Gross unrealized depreciation	(15,777,696)
Net unrealized appreciation	$99,073,747

*  Non-income producing security.

(1)  Investment in affiliated mutual fund.

(2)  The rate shown reflects the yield at June 30, 2007.

ADR  American depositary receipt

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 2.87% (Class A shares returned 0.30% after the deduction of the maximum sales charge), while Class Y shares returned 2.96%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 5.06%, and the US LIBOR 3-Month Index (the "Index") returned 5.60%. (Class Y shares have lower expenses than other share classes in the Fund. Returns for all share classes over various time periods are shown on page 104; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund seeks to achieve consistent absolute positive returns through the active management of duration, credit quality, yield curve positioning, currency exposure, and sector and security selection. The Fund's performance was hindered over the period by security selection and our currency strategy. Performance was helped by spread management.

Portfolio performance summary

What worked

•  Spread management enhanced the Fund's performance (the spread is the difference between the yield paid on US Treasury bonds and higher risk securities).

•  Spread management across emerging markets debt, as well as investment grade and high yield corporate bonds, added to performance and helped to offset negative results from security selection (specifically the Fund's allocation to US asset-backed securities, or "ABS") in the latter half of the reporting period.

What didn't work

•  While duration management had a positive influence on the Fund's performance during the period, market allocation was negative, leading to an overall negative contribution from yield curve management.

•  We maintained a negative duration (which is a measure of a portfolio's sensitivity to changes in interest rates) over much of the reporting period, actively managing its magnitude according to short-term market movements. This stance reflected our view that the global economy was stronger than the general market expected.

•  Near the end of the reporting period, we steered the Fund's duration into a neutral area, since interest rates increased towards the point of indifference (that is, the level where we believe they should be). We accomplished this change by adding back duration to the US market.

•  At the end of the reporting period, the Fund's duration remained negative in the US, as well as in the UK and Japan, albeit to a lesser extent. We were neutral duration in the Euro-zone, and positive in Australia and the emerging debt markets.

UBS Absolute Return Bond Fund

•  Security selection detracted from the Fund's performance.

•  In the second half of the reporting cycle, negative security selection resulted primarily from holdings in US asset-backed securities ("ABS"). Investors grew increasingly concerned about a weakening economy, and feared wider repercussions from problems in the subprime mortgage market. These concerns drove down prices in the ABS sector. Negative performance in ABS was also magnified by limited market liquidity.

•  The Fund did not hold any direct subprime mortgage-backed securities. (Subprime mortgages are made to borrowers unable to qualify under traditional, more stringent criteria due to a limited or blemished credit history.) However, its allocation to second-lien mortgages (which are issued to borrowers with higher credit ratings than those to whom subprime loans are issued) hurt performance when these securities experienced markdowns.

•  At the end of the reporting—specifically in June—we observed some re-pricing within the collateralized debt obligation (CDO) arena that negatively impacted the Fund's overall performance. (A CDO is an investment-grade security backed by a pool of bonds, loans and other assets.) However, not all CDO sub sectors performed in a highly correlated fashion; in addition to diversifying the Fund's CDO allocation according to the type of underlying collateral, we also employ different parts of the capital structure, a wide range of managers and different vintage years to avoid too much concentration with respect to a single return driver.

•  The Fund's overall broad diversification helped to limit somewhat the negative results from the Fund's ABS holdings. The vast majority of the portfolio is invested in common bonds, such as corporate bonds, supra nationals and sovereigns, which were not affected by the above-described events. Consequently, the overall credit quality of the portfolio remains robust.

•  Currency strategy also hindered Fund performance over the period.

•  We actively managed currency exposure, navigating across global fixed income markets in order to benefit from perceived price/value discrepancies in currency. During the period, our currency strategy was positioned to benefit from an unwinding of carry trades. (A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.) While we saw some reversal of this practice in February, it was short-lived, and carry trades picked up with vigor in March, detracting from the Fund's performance.

•  In our view, carry trades have pushed valuations in exchange rates further away from their fundamentals. We expect the Fund to remain positioned to benefit from a reversal of these carry trades.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Absolute Return Bond Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	Inception(1) to 06/30/07
Before deducting maximum	Class A(2)	2.87%	3.48%
sales charge	Class C(3)	2.42	3.09
	Class Y(4)	2.96	3.67
After deducting maximum sales charge	Class A(2)	0.30	2.27
	Fund C(3)	1.92	3.09
Merrill Lynch US Treasury 1-3 Year Index(5)		5.06	3.44
US LIBOR 3-Month Index(6)		5.60	4.96

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—.99% and .99%; Class C—1.35% and 1.35%; Class Y—.77% and .77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.00%; Class C—1.35%; Class Y—.85%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of all shares of UBS Absolute Return Bond Fund is 04/27/05. Inception date of the Indices, for the purpose of this illustration, is 04/30/05.

(2)  Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class C shares is 0.5% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(4)  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(5)  The Merrill Lynch US Treasury 1-3 Year Index: An unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years.

(6)  The US LIBOR 3-Month Index: LIBOR is the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three-month inter-bank deposit in US dollars.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS Absolute Return Bond Fund Class A shares (adjusted for 2.50% maximum sales charge), Class Y shares, the Merrill Lynch US Treasury 1-3 Year Index and the US LIBOR 3-Month Index, if you had invested $10,000 in Class A shares on April 27, 2005 or $5,000,000 in Class Y shares on April 27, 2005, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Absolute Return Bond Fund Class A vs.
Merrill Lynch US Treasury 1-3 Year Index and US LIBOR 3-Month Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.50%.

Indices are started on 04/30/05.

UBS Absolute Return Bond Fund Class Y vs.
Merrill Lynch US Treasury 1-3 Year Index and US LIBOR 3-Month Index

Wealth value with dividends reinvested

Indices are started on 04/30/05.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Absolute Return Bond Fund

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Compagnie de Financement Foncier, 2.375%, due 01/29/09	5.2%
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10	3.8
Kreditanstalt fuer Wiederaufbau, 3.500%, due 07/15/09	3.6
European Investment Bank, 6.250%, due 12/07/08	2.9
Federal National Mortgage Association, 6.625%, due 09/15/09	2.8
General Electric Capital Corp., 4.375%, due 01/20/10	2.2
Federal Home Loan Mortgage Corp., 5.000%, due 02/16/17	2.1
Depfa ACS Bank, 0.750%, due 09/22/08	1.8
Landwirtschaftliche Rentenbank, 0.650%, due 09/30/08	1.8
Federal National Mortgage Association, 4.125%, due 04/15/14	1.5
Total	27.7%

(1)  Figures represent the direct investments of the UBS Absolute Return Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Absolute Return Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Bonds US bonds US corporate bonds
Auto components	0.26%
Automobiles	0.44
Capital markets	2.20
Chemicals	0.21
Commercial banks	0.41
Commercial services & supplies	0.32
Consumer finance	2.67
Containers & packaging	0.38
Diversified financial services	3.64
Diversified telecommunication services	0.80
Electric utilities	0.08
Electronic equipment & instruments	0.07
Food & staples retailing	0.79
Hotels, restaurants & leisure	0.20
Independent power producers & energy traders	0.16
Industrial conglomerates	0.15
Insurance	0.58
Media	0.82
Metals & mining	0.15
Multi-utilities	0.30
Office electronics	0.35
Oil, gas & consumable fuels	0.56
Paper & forest products	0.22
Real estate investment trusts (REITs)	0.17
Semiconductors & semiconductor equipment	0.12
Textiles, apparel & luxury goods	0.44
Thrifts & mortgage finance	0.82
Tobacco	0.26
Wireless telecommunication services	0.08
Total US corporate bonds	17.65
Asset-backed securities	3.03
Collateralized debt obligations	2.58
Commercial mortgage-backed securities	2.16
Mortgage & agency debt securities	17.42
Stripped mortgage-backed security	0.02
Total US bonds	42.86
International bonds International corporate bonds
Building products	0.50%
Chemicals	0.03
Commercial banks	14.48
Commercial services & supplies	0.16
Construction & engineering	0.78
Containers & packaging	0.17
Diversified financial services	0.86
Diversified telecommunication services	1.65
Electric utilities	1.37
Media	0.39
Multi-utilities	0.89
Paper & forest products	0.50
Thrifts & mortgage finance	5.57
Total international corporate bonds	27.35
International asset-backed security	0.02
International collateralized debt obligations	5.66
International commercial mortgage-backed securities	0.41
International mortgage & agency debt securities	0.35
Foreign government bonds	6.24
Sovereign/supranational bonds	3.05
Total international bonds	43.08
Total bonds	85.94
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	5.33
Short-term investments	2.14
Total investments	93.41
Cash and other assets, less liabilities	6.59
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Absolute Return Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—85.94%
US bonds—42.86%
US corporate bonds—17.65%
AES Corp., 8.750%, due 06/15/08		$750,000	$764,063
9.500%, due 06/01/09		100,000	104,500
AK Steel Corp., 7.875%, due 02/15/09		649,000	647,378
American Cellular Corp., Series B, 10.000%, due 08/01/11		404,000	423,190
American General Finance Corp., 5.375%, due 10/01/12		2,500,000	2,466,740
Aramark Corp., 8.856%, due 02/01/15(1),(2)		1,000,000	1,015,000
ArvinMeritor, Inc., 8.125%, due 09/15/15		1,500,000	1,453,125
AT&T, Inc., 5.875%, due 02/01/12		875,000	882,442
Berkshire Hathaway Finance Corp., 4.125%, due 01/15/10		2,400,000	2,333,362
Boeing Capital Corp., Ltd., 7.375%, due 09/27/10		825,000	873,204
Boise Cascade LLC, 7.125%, due 10/15/14		300,000	285,000
Bowater, Inc., 9.000%, due 08/01/09		940,000	954,100
Caesars Entertainment, Inc., 8.125%, due 05/15/11		1,050,000	1,095,937
Cincinnati Bell, Inc., 7.250%, due 07/15/13		1,200,000	1,230,000
Citigroup, Inc., 3.625%, due 11/30/17(1)	EUR	650,000	823,481
5.625%, due 08/27/12		$940,000	940,200
Comcast Cable Communications LLC, 6.750%, due 01/30/11		850,000	879,798
Countrywide Home Loans, Inc., 3.250%, due 05/21/08		1,900,000	1,862,154
CSC Holdings, Inc., Series B, 8.125%, due 08/15/09		1,200,000	1,224,000
DaimlerChrysler N.A. Holding Corp., 7.200%, due 09/01/09		2,370,000	2,443,104
Edison Mission Energy, 7.000%, due 05/15/17(2)		290,000	273,325
7.200%, due 05/15/19(2)		200,000	188,000
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		4,350,000	4,258,006
Freeport-McMoRan Copper & Gold, Inc., 8.564%, due 04/01/15(1)		175,000	183,313
Freescale Semiconductor, Inc., 8.875%, due 12/15/14(2)		475,000	453,625
10.125%, due 12/15/16(2)		200,000	188,000

	Face amount		Value
US corporate bonds—(continued)
General Electric Capital Corp., 3.600%, due 10/15/08		$1,875,000	$1,833,817
4.375%, due 01/20/10	EUR	9,095,000	12,206,079
6.750%, due 03/15/32		$4,050,000	4,394,120
Giant Industries, Inc., 11.000%, due 05/15/12		600,000	633,000
GMAC LLC, 7.250%, due 03/02/11		1,920,000	1,913,704
Goldman Sachs Group, Inc., 5.500%, due 10/12/21	GBP	550,000	999,474
Harland Clarke Holdings Corp., 10.106%, due 05/15/15(1),(2)		$840,000	810,600
International Lease Finance Corp., 3.300%, due 01/23/08		1,875,000	1,853,244
JPMorgan Chase Bank N.A., 4.375%, due 11/30/21(1)	EUR	1,800,000	2,268,228
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		$2,750,000	2,442,973
Lehman Brothers Holdings, Inc., 4.750%, due 01/16/14	EUR	3,860,000	5,076,396
Levi Strauss & Co., 12.250%, due 12/15/12		$2,250,000	2,435,625
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		875,000	880,899
Mirant North America LLC, 7.375%, due 12/31/13		1,600,000	1,636,000
Morgan Stanley, 5.300%, due 03/01/13		3,840,000	3,763,864
5.750%, due 10/18/16		2,410,000	2,354,356
Nexstar Finance, Inc., 7.000%, due 01/15/14		750,000	742,500
Nissan Motor Acceptance Corp., 5.625%, due 03/14/11(2)		2,570,000	2,554,593
Owens-Brockway Glass Container, Inc., 8.250%, due 05/15/13		200,000	207,000
Owens-Illinois, Inc., 7.350%, due 05/15/08		1,900,000	1,904,750
PolyOne Corp., 10.625%, due 05/15/10		1,082,000	1,136,100
Qwest Communications International, Inc., 7.500%, due 02/15/14		50,000	50,625
R.H. Donnelley Corp., 8.875%, due 01/15/16		75,000	78,000
Residential Capital LLC, 5.125%, due 05/17/12	EUR	2,100,000	2,674,695
Safeway, Inc., 4.800%, due 07/16/07		$900,000	899,547
Sanmina-SCI Corp., 8.110%, due 06/15/14(1),(2)		410,000	410,000
Sheridan Group, Inc., 10.250%, due 08/15/11		725,000	761,250

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
US bonds—(continued)
US corporate bonds—(concluded)
Simon Property Group LP, 5.375%, due 06/01/11		$925,000	$918,063
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12		717,000	738,510
SLM Corp., 4.750%, due 03/17/14	EUR	800,000	902,156
Sprint Capital Corp., 8.750%, due 03/15/32		$2,000,000	2,246,260
Univision Communications, Inc., 7.850%, due 07/15/11		650,000	669,500
UST, Inc., 6.625%, due 07/15/12		1,375,000	1,426,307
Wal-Mart Stores, Inc., 4.750%, due 01/29/13	GBP	475,000	890,852
6.875%, due 08/10/09		$2,525,000	2,603,949
WDAC Subsidiary Corp., 8.500%, due 12/01/14	EUR	150,000	212,153
Xerox Capital Trust I, 8.000%, due 02/01/27		$1,900,000	1,950,565
Total US corporate bonds (cost $98,673,717)			97,724,801
Asset-backed securities—3.03%
ACE Securities Corp., Series 06-SL1, Class B1, 8.320%, due 09/25/35(1),(2),(3),(4)		800,000	80,000
American Express Credit Account Master Trust, Series 07-1, Class C, 5.590%, due 09/15/14(1),(2)		1,500,000	1,499,363
Bank of America Credit Card Trust, Series 07-C1, Class C1, 5.610%, due 06/15/14(1)		2,000,000	2,001,875
Capital One Multi-Asset Execution Trust, Series 07-C2, Class C2, 5.620%, due 11/15/14(1)		1,250,000	1,249,984
Countrywide Asset-Backed Certificates, Series 06-S9, Class A5, 5.871%, due 08/25/36(1),(3)		1,500,000	1,409,421
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26(2),(3),(5)		759,131	151,826
Green Tree Financial Corp., Series 99-3, Class A6, 6.500%, due 02/01/31		1,150,000	1,150,863
GSAMP Trust, Series 05-S1, Class B1, 6.208%, due 12/25/34(3),(5)		787,844	196,961

	Face amount	Value
Asset-backed securities—(concluded)
Harley-Davidson Motorcycle Trust, Series 07-2, Series B, 5.230%, due 03/15/14	$1,250,000	$1,250,000
Home Equity Mortgage Trust, Series 06-4, Class B1, 9.320%, due 11/25/36(1),(3)	600,000	24,000
Series 06-4, Class B2, 9.320%, due 11/25/36(1),(2),(3),(4)	500,000	15,000
Hyundai Auto Receivables Trust, Series 05-A, Class D, 4.450%, due 02/15/12	1,000,000	983,136
Merrill Lynch Mortgage Investors, Inc., Series 05-SL3, Class B3, 7.470%, due 07/25/36(1),(3)	2,450,000	1,631,244
Series 04-SL2, Class B4, 10.070%, due 06/25/35(1),(2),(3)	1,200,000	889,854
Washington Mutual Master Note Trust, Series 06-C3A, Class C3A, 5.700%, due 10/15/13(1),(2)	1,500,000	1,499,988
Series 07-C1, Class C1, 5.720%, due 05/15/14(1),(2),(4)	1,000,000	993,000
Wells Fargo Home Equity Trust, Series 05-3, Class M7, 6.470%, due 11/25/35(1)	1,775,000	1,751,295
Total asset-backed securities (cost $20,615,008)		16,777,810
Collateralized debt obligations—2.58%
Ajax One Ltd., Series 2A, Class C, 7.820%, due 09/08/32(1),(2),(3)	500,000	465,000
Ares VR CLO Ltd., Series 06-1A, Class D, 7.260%, due 02/24/18(1),(2),(3),(4)	890,000	851,730
Ares X CLO Ltd., Series 05-1A, Class D2, 7.360%, due 09/18/17(1),(2),(3),(4)	500,000	485,450
Avery Street CLO, Series 06-1A, Class E, 10.350%, due 04/05/18(1),(2),(3)	700,000	703,500
Brentwood CLO Ltd., Series 06-1I, Class D, 9.106%, due 02/01/22(1),(3)	310,000	292,578
Brentwood Investors CDO Corp., Series 07-01, due 05/01/16(2),(3),(6)	250,000	250,000
Colts, Series 07-1, due 03/20/21(2),(3),(6)	300,000	294,000
Commercial Industrial Finance Corp., Series 06-2A, Class B2L, 9.360%, due 03/01/21(1),(2),(3)	280,000	270,648

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
US bonds—(continued)
Collateralized debt obligations—(continued)
Duke Funding Ltd., Series 06-11A, Class B1E, 6.286%, due 08/08/46(2),(3)	EUR	878,045	$1,088,090
Fortius Funding Ltd., Series 06-2A, Class INC, due 02/03/42(3),(4),(6)		$280,000	117,600
GoldenTree Capital Opportunities LP, Series 06-1A, Class D1, 7.460%, due 02/22/20(1),(2),(3),(4)		600,000	600,000
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22(2),(3),(6)		430,000	442,083
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21(2),(3),(4),(6)		250,000	245,000
Hereford Street ABS CDO Ltd., Series 05-1A, Class D, 8.250%, due 01/03/45(1),(2),(3)		700,000	541,485
Hewett's Island CDO Ltd., Series 06-4A, Class C, 6.107%, due 05/09/18(1),(2),(3)		250,000	248,350
Series 06-4A, Class D1, 7.007%, due 05/09/18(1),(2),(3)		250,000	238,075
Series 07-6A, Class D, 7.630%, due 06/09/19(1),(2),(3)		250,000	247,467
Series 06-4A, Class E, 9.907%, due 05/09/18(1),(2),(3)		350,000	350,000
Longport Funding Ltd., Series 07-1A. Class D, 11.598%, due 04/12/51(1),(2),(3)		500,000	428,500
Longshore CDO Funding Ltd., Series 06-1A, Class D, 8.255%, due 05/03/46(1),(2),(3)		380,000	307,800
MC Funding Ltd., Series 06-1, due 12/20/20(2),(3),(6)		490,000	482,895
Series 06-1A, Class E, 9.110%, due 12/20/20(1),(2),(3)		640,000	604,947
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22(2),(3),(6)		370,000	355,200
Sagittarius CDO Ltd., Series 07-1A, Class C, 7.420%, due 12/10/51(1),(2),(3)		1,040,000	936,000
Shasta CLO I Ltd., due 04/20/21(2),(3),(6)		770,000	739,200
Spirit CBO, Series 04-2A, Class D, 6.097%, due 10/27/10(1),(2),(3)		736,613	724,828

	Face amount	Value
Collateralized debt obligations—(concluded)
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 6.806%, due 02/05/37(1),(2),(3)	$240,000	$231,144
Series 06-7A, Class B1L, 8.306%, due 02/05/37(1),(2),(3)	310,000	294,500
Tricadia CDO Ltd., Series 05-4A, Class B1L, 8.610%, due 12/11/40(1),(2),(3)	505,015	488,905
Series 05-3A, Class B1L, 8.860%, due 06/25/41(1),(2),(3)	481,236	469,494
Series 06-5A, Class F, 11.360%, due 06/19/46(1),(2),(3)	587,064	487,264
Total collateralized debt obligations (cost $14,946,278)		14,281,733
Commercial mortgage-backed securities—2.16%
Banc of America Large Loan, Series 06-LAQ, Class L, 6.870%, due 02/09/21(1),(2)	1,600,000	1,591,868
Bear Stearns Commercial Mortgage Securities, Series 07-BB, Class MS-41, 5.820%, due 03/15/22	1,500,000	1,500,000
GS Mortgage Securities Corp., II, Series 98-GLII, Class F, 7.191%, due 04/13/31(1),(2)	1,650,000	1,718,978
Series 07-GKK1, Class A1, 5.700%, due 12/20/49(1),(2),(3)	2,000,000	1,939,400
Hilton Hotel Pool Trust, Series 00-HLTA, Class C, 7.458%, due 10/03/15(2)	1,000,000	1,032,222
LB Commercial Conduit Mortgage Trust, Series 98-C4, Class G, 5.600%, due 10/15/35(2)	1,000,000	985,945
Nomura Asset Securities Corp., Series 98-D6, Class B1, 6.000%, due 03/15/30(2)	1,472,000	1,497,743
TW Hotel Funding 2005 LLC, Series 05-LUX, Class L, 6.870%, due 01/15/21(1),(2)	1,702,946	1,694,723
Total commercial mortgage-backed securities (cost $12,190,373)		11,960,879
Mortgage & agency debt securities—17.42%
Banc of America Funding Corp., Series 06-F, Class B1, 5.605%, due 07/20/36(1)	999,176	979,032
Series 07-C, Class 1A4, 5.763%, due 05/20/36(1)	2,200,000	2,139,137
Series 07-1, Class 1B1, 6.000%, due 01/25/37	1,246,231	1,209,545
Series 06-H, Class B1, 6.111%, due 09/20/46(1)	1,496,713	1,496,036

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(concluded)
Mortgage & agency debt securities—(continued)
Banc of America Mortgage Securities, Inc., Series 06-3, Class 30B1, 6.250%, due 10/25/36	$2,273,403	$2,230,066
Bear Stearns Adjustable Rate Mortgage Trust, Series 07-3, Class 2A1, 5.650%, due 05/25/47	2,728,465	2,695,986
Chase Mortgage Finance Corp., Series 07-S2, Class B1, 5.870%, due 03/25/37(1),(4)	2,038,111	1,944,012
Citigroup Mortgage Loan Trust, Inc., Series 06-AR6, Class 1B1, 6.075%, due 08/25/36(1)	998,717	990,602
Series 07-AR4, Class 1B1, 6.100%, due 03/25/37(1)	1,999,263	1,964,752
Countrywide Alternative Loan Trust, Series 05-79CB, Class M, 5.500%, due 01/25/36(4)	660,000	601,657
Series 06-5T2, Class A3, 6.000%, due 04/25/36	760,236	761,239
Federal Home Loan Mortgage Corp., 4.875%, due 02/09/10	21,150,000	20,983,592
5.000%, due 02/16/17	12,000,000	11,587,932
Federal National Mortgage Association, 4.125%, due 04/15/14	9,000,000	8,366,274
6.625%, due 09/15/09	15,050,000	15,493,027
IndyMac INDX Mortgage Loan Trust, Series 06-AR31, Class A5, 6.115%, due 11/25/36(1)	700,000	691,155
Series 06-AR19, Class 1B2, 6.419%, due 08/25/36(1)	996,145	984,004
Lehman Structured Securities Corp., Series 07-1, Class M5, 5.033%, due 10/28/34(1),(2)	974,888	948,230
Merrill Lynch Alternative Note Asset, Series 07-F1, Class 2A1, 6.000%, due 03/25/37	1,243,353	1,239,420
MLCC Mortgage Investors, Inc., Series 07-1, Class 4A3, 5.746%, due 01/25/37(1)	2,000,000	1,922,025
Series 07-1, Class M2, 6.147%, due 01/25/37(1)	1,501,817	1,502,639
Residential Accredit Loans, Inc., Series 06-Q55, Class M1, 6.000%, due 05/25/36	1,086,249	1,056,543

	Face amount		Value
Mortgage & agency debt securities—(concluded)
Series 06-QS5, Class A6, 6.000%, due 05/25/36		$989,801	$995,275
Series 07-QS6, A29, 6.000%, due 04/25/37		1,464,437	1,462,592
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class B2II, 5.890%, due 04/25/37(1)		1,821,520	1,762,219
WaMu Mortgage Pass-Through Certificates, Series 06-AR14, Class 1B1, 5.651%, due 11/25/36(1)		1,099,253	1,081,699
Series 07-HY5, Class 2B1, 5.722%, due 05/25/37(1)		2,454,846	2,395,872
Series 07-HY1, Class LB2, 5.804%, due 02/25/37(1)		549,941	536,945
Series 06-AR8, Class 1A1, 5.900%, due 08/25/46(1)		309,891	309,576
Series 07-HY7, Class 3A1, 5.925%, due 07/25/37(1)		1,000,000	998,398
Wells Fargo Alternative Loan Trust, Series 07-PA1, Class B1, 6.250%, due 03/25/37		1,995,247	1,928,423
Wells Fargo Mortgage Backed Securities Trust, Series 07-4, Class B1, 6.000%, due 04/25/37		1,996,881	1,983,153
Series 06-AR19, Class B1, 6.168%, due 12/25/36(1)		1,249,016	1,240,170
Total mortgage & agency debt securities (cost $97,877,672)			96,481,227
Stripped mortgage-backed security—0.02%
Structured Adjustable Rate Mortgage Loan Trust, Series 05-21, Class 6AX, IO, 5.500%, due 11/25/35(1),(3) (cost $119,331)		751,999	108,374
Total US bonds (cost $244,422,379)			237,334,824
International bonds—43.08%
International corporate bonds—27.35%
Austria—0.50%
Wienerberger AG, 6.500%, due 02/09/17(1),(7)	EUR	2,100,000	2,775,594
Canada—0.83%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08		$1,975,000	1,955,250
8.550%, due 08/01/10		400,000	382,000
Bowater Canada Finance Corp., 7.950%, due 11/15/11		450,000	423,563
Quebecor World Capital Corp., 4.875%, due 11/15/08		925,000	897,250

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International corporate bonds—(concluded)
Canada—(concluded)
Stone Container Finance, 7.375%, due 07/15/14		$980,000	$940,800
			4,598,863
France—7.69%
BNP Paribas, 5.250%, due 12/17/12	EUR	4,665,000	6,421,988
Compagnie de Financement Foncier, 2.375%, due 01/29/09		21,800,000	28,545,730
France Telecom SA, 6.750%, due 03/14/08		1,275,000	1,750,565
7.250%, due 01/28/13		1,405,000	2,094,164
Veolia Environnement, 4.875%, due 05/28/13		2,830,000	3,792,310
			42,604,757
Germany—6.55%
Iesy Hessen GmbH & Co KG and Ish NRW GmbH, 6.880%, due 04/15/13(1)	EUR	270,000	370,456
Kreditanstalt fuer Wiederaufbau, 3.500%, due 07/15/09		15,020,000	19,914,863
5.550%, due 06/07/21	GBP	3,000,000	5,942,038
Landwirtschaftliche Rentenbank, 0.650%, due 09/30/08	JPY	1,240,000,000	10,037,731
			36,265,088
Ireland—2.08%
Depfa ACS Bank, 0.750%, due 09/22/08	JPY	1,240,000,000	10,050,944
Diamond Finance PLC, 6.000%, due 05/18/15(1),(2)	BRL	1,560,000	1,329,154
Smurfit Kappa Funding PLC, 7.750%, due 04/01/15	EUR	110,000	155,579
10.125%, due 10/01/12		4,000	5,759
			11,541,436
Italy—0.60%
Sanpaolo IMI SpA, 6.375%, due 04/06/10	EUR	2,350,000	3,307,845
Kazakhstan—0.07%
CenterCredit International BV, 8.250%, due 09/30/11(4)	KZT	47,000,000	375,369
Luxembourg—1.20%
Erste Europaeische Pfandbrief und Kommunalkreditbank AG, 5.000%, due 02/16/16		$2,400,000	2,291,527
Hellas Telecommunications Luxembourg III, 8.500%, due 10/15/13	EUR	300,000	438,518
Lighthouse International Co. SA, 8.000%, due 04/30/14		800,000	1,145,019

	Face amount		Value
Luxembourg—(concluded)
SGL Carbon Luxembourg SA, 8.500%, due 02/01/12	EUR	100,000	$142,924
Telecom Italia Finance SA, 6.575%, due 07/30/09		1,400,000	1,955,881
7.250%, due 04/20/11		450,000	652,976
			6,626,845
Netherlands—1.78%
Koninklijke KPN NV, 8.000%, due 10/01/10		$2,500,000	2,675,688
Linde Finance BV, 7.375%, due 07/14/66(1)	EUR	1,500,000	2,131,582
RWE Finance BV, 4.625%, due 08/17/10	GBP	2,100,000	4,019,873
5.375%, due 04/18/08	EUR	770,000	1,048,731
			9,875,874
Philippines—0.26%
National Power Corp., 8.400%, due 12/15/16		$1,300,000	1,448,330
Sweden—0.98%
Svenska Handelsbanken AB, 6.125%, due 03/04/09(1),(7)	GBP	2,730,000	5,458,540
United Kingdom—4.81%
ABB International Finance Ltd., 4.625%, due 06/06/13	EUR	1,680,000	2,217,792
Alliance & Leicester PLC, 4.250%, due 12/30/08	GBP	3,150,000	6,144,631
Anglo Irish Capital UK LP, 5.219%, due 09/29/16(1),(7)	EUR	1,600,000	2,048,339
Bank of Scotland, 6.375%, due 08/16/19	GBP	3,145,000	6,399,035
Barclays Bank PLC, 4.750%, due 03/15/20(1),(7)	EUR	3,950,000	4,493,420
Getin Finance PLC, 6.036%, due 05/13/09(1)		530,000	722,242
6.242%, due 04/25/08(1)		250,000	340,850
National Grid Electricity Transmission PLC, 4.125%, due 09/18/08		800,000	1,076,536
National Grid PLC, 5.250%, due 06/02/11	GBP	590,000	1,134,279
Ono Finance PLC 12.561%, due 05/15/14(1)	EUR	450,000	624,279
Reed Elsevier Investments PLC, 5.625%, due 10/20/16	GBP	750,000	1,414,626
			26,616,029
Total international corporate bonds (cost $147,200,185)			151,494,570
International asset-backed security—0.02%
United Kingdom—0.02%
Whinstone Capital Management Ltd., Series 1X, Class B2, 4.892%, due 10/25/44(1),(2) (cost $94,184)	EUR	77,835	105,873

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
International bonds—(continued)
International collateralized debt obligations—5.66%
Cayman Islands—3.20%
Abacus Ltd., Series 05-CB1A, Class F, 9.820%, due 05/28/41(1),(2),(3),(4)	$250,000	$200,000
ACA ABS Ltd., Series 06-2, due 01/10/47(2),(3),(6)	600,000	360,000
Acacia CDO Ltd., Series 10A, Class SUB, due 09/07/46(2),(3),(4),(6)	280,000	98,000
Aladdin CDO I Ltd, Series 06-2A, Class 10D, 12.860%, due 10/31/16(1),(2),(3)	250,000	252,750
Atrium CDO Corp., Series 5X, Class SUB, due 07/20/20(3),(6)	180,000	178,200
Avenue CLO Fund Ltd., Series 06-4I, Class SUB, due 11/07/18(3),(6)	310,000	293,291
Series 07-5I, Class SUB, due 04/25/19(3),(6)	330,000	313,929
Series 06-3A, Class B2L, 9.358%, due 07/20/18(1),(2),(3)	220,000	215,248
Avenue CLO III Fund Ltd., due 07/20/18(2),(3),(6)	150,000	138,000
Babson CLO Ltd., Series 07-1A, Class INC, due 01/18/21(2),(3),(6)	250,000	250,000
Black Diamond CLO Ltd., Series 05-2X, Class IN, due 01/07/18(3),(6)	110,000	108,900
Series 06-1A, Class INC., due 04/29/19(3),(6)	400,000	400,000
Series 06-1A, Class D, 6.741%, due 04/29/19(1),(2),(3)	350,000	339,395
Series 05-2A, Class D, 7.150%, due 01/07/18(1),(2),(3)	300,000	297,900
Series 06-1A, Class E, 8.691%, due 04/29/19(1),(3)	560,000	528,136
Series 05-2A, Class E1, 9.850%, due 01/07/18(1),(2),(3)	250,000	252,000
Series 05-1A, Class E, 10.350%, due 06/20/17(1),(3)	350,000	355,530
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19(2),(3),(6)	300,000	300,000
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC, due 11/20/20(2),(3),(6)	200,000	200,000
CIFC Funding, Series 06-II, due 03/01/21(2),(3),(6)	250,000	250,000
Cratos CLO Ltd., Series 07-1A, Class D, 7.755%, due 05/19/21(1),(2),(3)	250,000	235,000

	Face amount	Value
Cayman Islands—(continued)
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class D, 8.260%, due 02/16/41(1),(2),(3),(4)	$240,256	$229,421
Series 18A, Class D, 10.110%, due 03/13/47(1),(2),(3),(4)	796,405	796,404
De Meer Middle Market CLO Ltd., Series 06-1A, Class E, 9.358%, due 10/20/18(1),(2),(3)	226,226	223,566
Denali Capital CLO VII Ltd., Series 07-1A, Class B2L, 9.620%, due 01/22/22(1),(2),(3)	290,000	290,000
Emporia Preferred Funding, Series 07-3A, Class D, 6.805%, due 04/23/21(1),(2),(3)	250,000	228,853
Series 07-3A, Class E, 9.005%, due 04/23/21(1),(2),(3)	250,000	227,465
FM Leveraged Capital Fund II, due 11/20/20(2),(3),(6)	370,000	333,000
FM Leveraged Capital Fund, Series 06-2A, Class E, 9.110%, due 11/15/20(1),(2),(3)	400,000	376,692
Galena CDO Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17(1),(2),(3),(4)	1,000,000	999,800
Gresham Street CDO Funding, Series 03-1X, Class D, 8.606%, due 11/07/33(1),(3)	100,000	98,829
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB, due 04/17/21(2),(3),(6)	240,000	240,000
GSC Partners CDO Fund V, Ltd., due 11/20/16(2),(3),(6)	520,000	452,400
Gulf Stream - Sextant CLO Ltd., Series 07-1A, Class SUB, due 06/17/21(2),(3),(6)	520,000	520,000
Series 06-1A, Class D, 6.960%, due 08/21/20(1),(2),(3)	170,000	163,030
Harbourview CLO VI Ltd., Series 6A, Class D, 9.060%, due 12/27/19(1),(2),(3),(4)	370,000	333,000
Herald Ltd.29, 8.860%, due 09/16/45(1),(3)	300,000	293,160
ING Investment Management CLO II Ltd., due 08/01/20(2),(3),(6)	300,000	289,500
Ischus CDO Ltd., Series 06-S1, Class B1L, 9.355%, due 04/12/41(1),(2),(3)	738,717	664,845
Kingsland Ltd., Series 07-5A, Class SUB, due 07/14/21(2),(3),(6)	220,000	215,600
Series 07-5A, Class E, 9.610%, due 07/14/21(1),(2),(3)	250,000	245,625

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International collateralized debt obligations—(continued)
Cayman Islands—(concluded)
Lenox CDO Ltd., Series 05-1A, Class E1, 8.860%, due 11/14/43(1),(2),(3),(4)		$247,124	$217,642
Lightpoint CLO Ltd., Series 06-4A, Class C, 7.156%, due 04/15/18(1),(2),(3)		550,000	533,093
Logan CDO Ltd., Series III-A, Class E, due 07/05/57(2),(3),(4),(6)		390,000	390,000
Series II-A, Class E, 12.855%, due 05/04/51(1),(2),(3)		400,000	381,760
Northwoods Capital Ltd., Series 06-6A, Class C, 7.106%, due 03/16/21(1),(2),(3)		400,000	385,000
Octans CDO Ltd., Series 06-2A, Class D, 8.660%, due 11/12/51(1),(2),(3)		297,150	209,232
Race Point CLO, Series 06-3, Class E, 9.606%, due 04/15/20(1),(2),(3)		500,000	475,150
Rockwall CDO Ltd., Series 06-1A, Class B1L, 7.606%, due 08/01/21(1),(2),(3)		300,000	300,000
Rockwall Investors Corp., due 08/01/21(2),(3),(6)		200,000	190,000
Saturn CLO Ltd., Series 07-1A, Class D, 9.374%, due 05/13/22(1),(2),(3)		250,000	245,250
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.956%, due 07/15/18(1),(2),(3)		200,000	192,440
Trimaran CLO Ltd., Series 06-2A, Class C1, due 11/01/18(3),(6)		280,000	274,400
Series 07-1A, Class C1, due 06/15/21(3),(6)		530,000	530,000
Series 06-2A, Class B2L, 9.106%, due 11/01/18(1),(2),(3)		410,000	399,422
Series 07-1A, Class B2L, 8.741%, due 06/15/21(1),(2),(3)		200,000	189,640
			17,700,498
Ireland—1.00%
Adagio CLO BV, Series III-A, Class SUB, due 09/15/22(2),(3),(6)	EUR	390,000	519,928
Adagio CLO, Series III-A, Class E, 7.751%, due 09/15/22(1),(2),(3)		270,000	365,249
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23(2),(3),(6)		250,000	338,362

	Face amount		Value
Ireland—(concluded)
Cairn Mezzanine ABS CDO PLC, Series 06-1A, Class SUB, due 12/09/46(2),(3),(4),(6)		$580,000	$359,600
Series 06-1A, Class 7, 11.360%, due 12/09/46(1),(2),(3),(4)		244,375	167,397
Eirles One Ltd., Series 29, 7.479%, due 10/07/15(1),(3),(4)	EUR	1,200,000	1,542,933
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22(3),(6)		400,000	541,380
MARC CDO PLC, Series 1A, Class E, 12.360%, due 03/13/53(1),(2),(3),(4)		$350,000	273,840
Menton CDO PLC, Series II-A, Class E, 12.355%, due 10/24/53(1),(2),(3),(4)		250,000	236,950
Series III-A, Class E, 12.510%, due 11/28/56(1),(2),(3),(4)		550,000	395,010
PSION Synthetic CDO PLC, Series I-A, Class E, 10.610%, due 12/21/15(1),(2),(3)		330,000	318,450
Valleriite CDO, Series 07-A1, Class D1EU, 7.525%, due 12/20/17(1),(2),(3),(4)	EUR	350,000	473,707
			5,532,806
Luxembourg—0.30%
Ashwell CDO SA, due 12/22/66(2),(3),(6)	EUR	200,000	232,793
due 12/22/77(2),(3),(6)	GBP	220,000	417,484
GSC European CDO SA, Series II-A, Class SUB, due 07/15/20(2),(3),(6)	EUR	320,000	411,449
GSC European CDO, Series 07-4A, Class E, 7.444%, due 04/25/23(1),(2),(3)		470,000	632,941
			1,694,667
Netherlands—1.16%
Ares Euro CLO BV, Series 07-1A, Class G1, due 05/15/24(2),(3),(6)	EUR	250,000	334,979
Series 07-1A, Class E, 7.629%, due 05/15/24(1),(2),(3)		470,000	627,152
Cadogan Square CLO, Series 3A, Class E, 7.178%, due 01/17/23(1),(3)		280,000	371,008
Series 2A, Class E, 7.930%, due 08/12/22(1),(3),(4)		300,000	400,635
Eurocredit CDO BV, Series III-X, Class D1, 7.479%, due 10/20/16(1),(3),(4)		550,000	759,285
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23(2),(3)		530,000	717,329

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
International collateralized debt obligations—(concluded)
Netherlands—(concluded)
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22(2),(3),(6)	EUR	300,000	$406,035
Series PR2A, Class C, due 10/15/22(2),(3),(6)		150,000	197,414
Series PR2A, Class B2, 8.068%, due 10/15/22(1),(2),(3)		300,000	414,643
Highlander Euro CDO, Series 06-2CA, Class F1, due 12/14/22(2),(3),(4),(6)		450,000	596,871
Series 06-2CA, Class E, 7.760%, due 12/14/22(1),(2),(3),(4)		250,000	325,742
Laurelin BV, Series 2A, Class SUB, due 07/15/23(2),(3),(6)		250,000	338,363
Queen Street CLO, Series 06-1A, Class F, due 04/15/23(2),(3)		320,000	463,031
Series 07-1A, Class F, due 09/25/24(2),(3),(4)		350,000	464,233
			6,416,720
Total international collateralized debt obligations (cost $31,846,433)			31,344,691
International commercial mortgage-backed securities—0.41%
Ireland—0.04%
Fleet Street Finance One PLC, Series 1, Class A, 5.969%, due 07/20/14(1)	GBP	110,034	220,986
Luxembourg—0.37%
EMC PLC, Series 4, Class A, 4.215%, due 04/30/13(1)	EUR	1,493,707	2,021,779
Total international commercial mortgage-backed securities (cost $2,228,473)			2,242,765
International mortgage & agency debt securities—0.35%
Netherlands—0.12%
Delphinus BV, Series 00-1, Class B, 6.250%, due 06/26/32(1)	EUR	500,000	699,024
United Kingdom—0.23%
Arkle Master Issuer PLC, Series 06-2A, Class 2C, 5.740%, due 02/17/52(1),(2)		$1,000,000	1,000,000
Granite Master Issuer PLC, Series 05-1, Class A5, 4.238%, due 12/20/54(1)	EUR	190,000	257,190
			1,257,190
Total international mortgage & agency debt securities (cost $1,899,329)			1,956,214

	Face amount		Value
Foreign government bonds—6.24%
Argentina—1.65%
Republic of Argentina, 5.475%, due 08/03/12(1)		$8,400,000	$6,125,700
5.830%, due 12/31/33 DISC(1)	ARS	4,990,000	2,225,972
Republic of Argentina CPI Index Linked Bond, 2.000%, due 03/15/14(1)		1,820,000	771,087
			9,122,759
Canada—0.35%
Quebec Province, 6.125%, due 01/22/11		$1,880,000	1,925,872
Germany—1.10%
Deutsche Bundesrepublik, 4.000%, due 01/04/37	EUR	5,045,000	6,071,732
Japan—0.89%
Japan Bank for International Cooperation, 5.250%, due 03/23/16		$5,100,000	4,946,873
Philippines—0.18%
Republic of Philippines, 8.375%, due 02/15/11		$950,000	1,015,265
Russia—0.88%
Russian Federation, 7.500%, due 03/31/30(5)		$4,427,750	4,859,456
Turkey—1.00%
Republic of Turkey Credit-Linked Notes, 6.986%, due 05/29/08(1)		$4,300,000	4,343,043
Republic of Turkey, 7.000%, due 09/26/16		1,172,000	1,185,185
			5,528,228
Venezuela—0.19%
Republic of Venezuela, 5.750%, due 02/26/16		$1,290,000	1,086,825
Total foreign government bonds (cost $34,668,514)			34,557,010
Sovereign/supranational bonds—3.05%
European Investment Bank, 6.250%, due 12/07/08	GBP	7,900,000	15,939,740
6.250%, due 04/15/14		470,000	956,446
Total sovereign/supranational bonds (cost $16,413,590)			16,896,186
Total international bonds (cost $234,350,708)			238,597,309
Total bonds (cost $478,773,087)			475,932,133

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Investment company—5.33%
UBS U.S. Securitized Mortgage Relationship Fund(8) (cost $27,576,862)	2,311,377	$29,491,317
Short-term investments—2.14%
Investment company—1.89%
UBS U.S. Cash Management Prime Relationship Fund,(8),(9) 5.36% (cost $10,485,682)	10,485,682	10,485,682

	Face amount	Value
US government obligation—0.25%
US Treasury Bills, 4.81%, due on 12/20/07(10),(11) (cost $1,386,158)	$1,418,000	$1,386,208
Total short-term investments (cost $11,871,840)		11,871,890
Total investments—93.41% (cost $518,221,789)		517,295,340
Cash and other assets, less liabilities—6.59%		36,521,667
Net assets—100.00%		$553,817,007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $520,307,898; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,088,860
Gross unrealized depreciation	(12,101,418)
Net unrealized depreciation	$(3,012,558)

(1)  Floating rate security—The interest rate shown is the current rate as of June 30, 2007.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $63,092,940 or 11.39% of net assets.

(3)  Security is illiquid. At June 30, 2007, the value of these securities amounted to $52,072,504 or 9.40% of net assets.

(4)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $15,569,288 or 2.81% of net assets.

(5)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.

(6)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(7)  Perpetual bond security. The maturity date reflects the next call date.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at June 30, 2007.

(10)  The rate shown is the effective yield at the date of purchase.

(11)  This security was pledged to cover margin requirements for futures contracts.

ABS  Asset-backed securities

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

DISC  Discount bond

GMAC  General Motors Acceptance Corp.

GS  Goldman Sachs

GSAMP  Goldman Sachs Mortgage Securities Corp.

MLCC  Merrill Lynch Credit Corp.

IO  Interest only security—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

Currency type abbreviations:

ARS  Argentina Peso

BRL  Brazilian Real

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KZT  Kazakhstan Tenge

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Abacus Ltd., Series 05-CB1A, Class F, 9.820%, due 05/28/41	04/24/06	$252,656	0.05%	$200,000	0.04%
ACA ABS, Series 06-2, due 01/10/47	11/16/06	480,000	0.09	360,000	0.07
Acacia CDO Ltd., Series 10A, Class SUB, due 09/07/46	07/17/06	127,708	0.02	98,000	0.02
ACE Securities Corp., Series 06-SL1, Class B1, 8.320%, due 09/25/35	01/20/06	678,151	0.12	80,000	0.01
Adagio CLO BV, Series III-A, Class SUB, due 09/15/22	07/21/06	495,164	0.09	519,928	0.09
Adagio CLO, Series III-A, Class E, 7.751%, due 09/15/22	07/21/06	340,234	0.06	365,249	0.07
Ajax One Ltd., Series 2A, Class C, 7.820%, due 09/08/32	11/08/05	487,550	0.09	465,000	0.09
Aladdin CDO I Ltd, Series 06-2A, Class 10D, 12.860%, due 10/31/16	06/23/06	250,000	0.05	252,750	0.05
Ares Euro CLO BV, Series 07-1A, Class G1, due 05/15/24	03/16/07	332,800	0.06	334,979	0.06
Series 07-1A, Class E, 7.629%, due 05/15/24	03/16/07	625,664	0.11	627,152	0.11
Ares VR CLO Ltd., Series 06-1A, Class D, 7.260%, due 02/24/18	02/16/06	885,550	0.16	851,730	0.15
Ares X CLO Ltd., Series 05-1A, Class D2, 7.360%, due 09/18/17	09/20/05	498,125	0.09	485,450	0.09
Ashwell CDO SA, due 12/22/66	10/16/06	205,859	0.04	232,793	0.04
due 12/22/77	01/29/07	397,209	0.07	417,484	0.08
Avenue CLO Fund Ltd., Series 06-3A, Class B2L, 9.358%, due 07/20/18	04/24/06	215,160	0.04	215,248	0.04
Avenue CLO III Fund Ltd., due 07/20/18	04/24/06	146,625	0.03	138,000	0.03
Avery Street CLO, Series 06-1A, Class E, 10.350%, due 04/05/18	01/31/06	688,100	0.12	703,500	0.13
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	315,688	0.06	338,362	0.06
Babson CLO Ltd., Series 07-1A, Class INC, due 01/18/21	02/02/07	237,500	0.04	250,000	0.05
Black Diamond CLO Ltd., Series 06-1A, Class D, 6.741%, due 04/29/19	12/22/06	350,000	0.06	339,395	0.06
Series 05-2A, Class D, 7.150%, due 01/07/18	09/22/05	300,000	0.05	297,900	0.05
Series 05-2A, Class E1, 9.850%, due 01/07/18	09/22/05	250,000	0.05	252,000	0.05
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19	06/22/07	300,000	0.05	300,000	0.05
Brentwood Investors CDO Corp., Series 07-01, due 05/01/16	12/07/06	242,500	0.04	250,000	0.05
Callidus Debt Partners CDO Fund I Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	190,000	0.03	200,000	0.04
Cairn Mezzanine ABS CDO PLC, Series 06-1A, Class SUB, due 12/09/46	08/11/06	493,000	0.09	359,600	0.07
Series 06-1A, Class 7, 11.360%, due 12/09/46	08/11/06	243,153	0.04	167,397	0.03
CIFC Funding, Series 06-II, due 03/01/21	11/22/06	237,500	0.04	250,000	0.05
Colts, Series 07-1, due 03/20/21	02/09/07	285,000	0.05	294,000	0.05

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Commercial Industrial Finance Corp., Series 06-2A, Class B2L, 9.360%, due 03/01/21	11/22/06	$278,600	0.05%	$270,648	0.05%
Cratos CLO Ltd., Series 07-1A, Class D, 7.755%, due 05/19/21	04/30/07	250,000	0.05	235,000	0.04
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 15A, Class D, 8.260%, due 02/16/41	01/25/06	240,256	0.04	229,421	0.04
Series 18A, Class D, 10.110%, due 03/13/47	03/06/07	796,404	0.14	796,404	0.14
De Meer Middle Market CLO Ltd., Series 06-1A, Class E, 9.358%, due 10/20/18	08/03/06	226,226	0.04	223,566	0.04
Denali Capital CLO VII Ltd., Series 07-1A, Class B2L, 9.620%, due 01/22/22	04/27/07	285,865	0.05	290,000	0.05
Duke Funding Ltd., Series 06-11A, Class B1E, 6.286%, due 08/08/46	09/19/06	1,068,529	0.19	1,088,090	0.20
Emporia Preferred Funding, Series 07-3A, Class D, 6.805%, due 04/23/21	02/27/07	250,000	0.05	228,853	0.04
Series 07-3A, Class E, 9.005%, due 04/23/21	02/27/07	250,000	0.05	227,465	0.04
First Franklin Mortgage Loan Asset- Backed Certificates, Series 06-FFA, Class B2, 6.000%, due 09/25/26	11/03/06	700,891	0.13	151,826	0.03
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	370,000	0.07	333,000	0.07
FM Leveraged Capital Fund, Series 06-2A, Class E, 9.110%, due 11/15/20	10/31/06	400,000	0.07	376,692	0.07
Galena CDO Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17	03/08/07	1,000,000	0.18	999,800	0.18
GoldenTree Capital Opportunities LP, Series 06-1A, Class D1, 7.460%, due 02/22/20	01/27/06	600,000	0.11	600,000	0.11
GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class SUB, due 05/01/22	02/27/07	430,000	0.08	442,083	0.08
Greywolf CLO Ltd., Series 07-1A, Class SUB, due 02/18/21	12/08/06	247,500	0.04	245,000	0.04
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	686,465	0.12	717,329	0.13
GS Mortgage Securities Corp., II, Series 07-GKK1, Class A1, 5.700%, due 12/20/49	05/02/07	2,001,948	0.36	1,939,400	0.35
GSC European CDO SA, Series II-A, Class SUB, due 07/15/20	07/18/06	386,262	0.07	411,449	0.07
GSC European CDO, Series 07-4A, Class E, 7.444%, due 04/25/23	03/16/07	625,664	0.11	632,941	0.11
GSC Partners CDO Fund Ltd., Series 07-8A, Class SUB, due 04/17/21	02/28/07	222,936	0.04	240,000	0.04
GSC Partners CDO Fund V, Ltd., due 11/20/16	07/25/06	257,681	0.05	234,900	0.04
due 11/20/16	02/07/07	230,000	0.04	217,500	0.04

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

Restricted securities—(continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Gulf Stream - Sextant CLO Ltd., Series 07-1A, Class SUB, due 06/17/21	05/17/07	$520,000	0.09%	$520,000	0.09%
Series 06-1A, Class D, 6.960%, due 08/21/20	07/26/06	170,000	0.03	163,030	0.03
Harbourmaster CLO Ltd., Series 7A, Class C, due 09/22/22	10/31/06	363,746	0.07	406,035	0.07
Series PR2A, Class C, due 10/15/22	08/03/06	182,486	0.03	197,414	0.04
Series PR2A, Class B2, 8.068%, due 10/15/22	08/03/06	384,180	0.07	414,643	0.08
Harbourview CLO VI Ltd., Series 6A, Class D, 9.060%, due 12/27/19	10/20/06	363,584	0.07	333,000	0.06
Hereford Street ABS CDO Ltd., Series 05-1A, Class D, 8.250%, due 01/03/45	11/04/05	696,500	0.13	541,485	0.10
Hewett's Island CDO Ltd., Series 06-4A, Class C, 6.107%, due 05/09/18	04/11/06	249,360	0.05	248,350	0.05
Series 06-4A, Class D1, 7.007%, due 05/09/18	04/11/06	247,857	0.04	238,075	0.04
Series 07-6A, Class D, 7.630%, due 06/09/19	05/09/07	247,467	0.04	247,467	0.04
Series 06-4A, Class E, 9.907%, due 05/09/18	04/11/06	346,364	0.06	350,000	0.06
Highlander Euro CDO, Series 06-2CA, Class F1, due 12/14/22	11/28/06	576,071	0.11	596,871	0.11
Series 06-2CA, Class E, 7.760%, due 12/14/22	11/28/06	329,608	0.06	325,742	0.06
Home Equity Mortgage Trust, Series 06-4, Class B2, 9.320%, due 11/25/36	07/26/06	418,189	0.08	15,000	0.00	(1)
ING Investment Management CLO II Ltd., due 08/01/20	06/30/06	300,000	0.05	289,500	0.05
Ischus CDO Ltd., Series 06-S1, Class B1L, 9.355%, due 04/12/41	02/21/06	721,522	0.13	664,845	0.12
Kingsland Ltd., Series 07-5A, Class SUB, due 07/14/21	05/02/07	209,000	0.04	215,600	0.04
Series 07-5A, Class E, 9.610%, due 07/14/21	05/02/07	241,728	0.04	245,625	0.04
Laurelin BV, Series 2A, Class SUB, due 07/15/23	06/05/07	337,988	0.06	338,363	0.06
Lenox CDO Ltd., Series 05-1A, Class E1, 8.860%, due 11/14/43	11/23/05	239,092	0.04	217,642	0.04
Lightpoint CLO Ltd., Series 06-4A, Class C, 7.156%, due 04/15/18	03/03/06	550,000	0.10	533,093	0.10
Logan CDO Ltd., Series III-A, Class E, due 07/05/57	06/08/07	390,000	0.07	390,000	0.07
Series II-A, Class E, 12.855%, due 05/04/51	04/11/06	398,000	0.07	381,760	0.07
Longport Funding Ltd., Series 07-1A. Class D, 11.598%, due 04/12/51	05/31/07	428,500	0.08	428,500	0.08
Longshore CDO Funding Ltd., Series 06-1A, Class D, 8.255%, due 05/03/46	01/10/06	367,913	0.07	307,800	0.06
MARC CDO PLC, Series 1A, Class E, 12.360%, due 03/13/53	11/30/05	349,125	0.06	273,840	0.05

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

Restricted securities—(concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
MC Funding Ltd., Series 06-1, due 12/20/20	12/08/06	$482,876	0.09%	$482,895	0.09%
Series 06-1A, Class E, 9.110%, due 12/20/20	12/08/06	640,000	0.12	604,947	0.11
Menton CDO PLC, Series II-A, Class E, 12.355%, due 10/24/53	10/10/05	249,375	0.05	236,950	0.04
Series III-A, Class E, 12.510%, due 11/28/56	10/18/06	550,000	0.10	395,010	0.07
Merrill Lynch Mortgage Investors, Inc., Series 04-SL2, Class B4, 10.070%, due 06/25/35	02/10/06	1,082,250	0.20	889,854	0.16
Northwoods Capital Ltd., Series 06-6A, Class C, 7.106%, due 03/16/21	02/15/06	397,074	0.07	385,000	0.07
Octans CDO Ltd., Series 06-2A, Class D, 8.660%, due 11/12/51	09/20/06	297,150	0.05	209,232	0.04
OHA Park Avenue CLO Ltd., Series 07-1A, Class SUB, due 03/14/22	02/26/07	370,000	0.07	355,200	0.06
PSION Synthetic CDO PLC, Series I-A, Class E, 10.610%, due 12/21/15	12/15/05	314,985	0.06	318,450	0.06
Queen Street CLO, Series 06-1A, Class F, due 04/15/23	12/12/06	424,960	0.08	463,031	0.08
Series 07-1A, Class F, due 09/25/24	05/18/07	263,444	0.05	464,233	0.08
Race Point CLO, Series 06-3, Class E, 9.606%, due 04/15/20	03/10/06	500,000	0.09	475,150	0.09
Rockwall CDO Ltd., Series 06-1A, Class B1L, 7.606%, due 08/01/21	04/24/06	297,750	0.05	300,000	0.05
Rockwall Investors Corp., due 08/01/21	04/24/06	198,500	0.03	190,000	0.03
Sagittarius CDO Ltd., Series 07-1A, Class C, 7.420%, due 12/10/51	02/13/07	1,040,000	0.19	936,000	0.17
Saturn CLO Ltd., Series 07-1A, Class D, 9.374%, due 05/13/22	04/20/07	238,025	0.04	245,250	0.04
Shasta CLO I Ltd., due 04/20/21	12/20/06	731,500	0.13	739,200	0.13
Spirit CBO, Series 04-2A, Class D, 6.097%, due 10/27/10	11/16/05	702,085	0.13	724,828	0.13
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.956%, due 07/15/18	06/13/06	199,300	0.04	192,440	0.03
Taberna Preferred Funding Ltd., Series 06-7A, Class A3L, 6.806%, due 02/05/37	09/15/06	232,629	0.04	231,144	0.04
Series 06-7A, Class B1L, 8.306%, due 02/05/37	09/15/06	303,800	0.05	294,500	0.05
Tricadia CDO Ltd., Series 05-4A, Class B1L, 8.610%, due 12/11/40	12/01/05	502,490	0.09	488,905	0.09
Series 05-3A, Class B1L, 8.860%, due 06/25/41	11/01/05	475,221	0.09	469,494	0.08
Series 06-5A, Class F, 11.360%, due 06/19/46	05/09/06	581,505	0.10	487,264	0.09
Trimaran CLO Ltd., Series 06-2A, Class B2L, 9.106%, due 11/01/18	07/28/06	407,950	0.07	399,422	0.07
Series 07-1A, Class B2L, 8.741%, due 06/15/21	03/09/07	198,806	0.04	189,640	0.03
Valleriite CDO, Series 07-A1, Class D1EU, 7.525%, due 12/20/17	06/12/07	465,868	0.09	473,707	0.09
		$44,131,946	7.97%	$41,302,710	7.46%

(1)  Amount represents less than 0.005%.

UBS Absolute Return Bond Fund—Portfolio of investments

June 30, 2007

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Australian Dollar	7,755,000	USD	6,482,909	09/12/07	$(78,933)
Canadian Dollar	12,825,000	USD	12,138,564	09/12/07	79,665
Euro	157,730,000	USD	213,855,381	09/12/07	(135,333)
Great Britain Pound	45,940,000	USD	91,544,868	09/12/07	(612,304)
United States Dollar	40,056,115	CHF	48,540,000	09/12/07	(102,831)
United States Dollar	9,855,489	EUR	7,390,000	09/12/07	170,450
United States Dollar	315,923	EUR	235,000	07/11/07	2,225
United States Dollar	2,903,581	JPY	348,000,000	09/12/07	(50,421)
United States Dollar	15,858,581	SEK	108,820,000	09/12/07	108,417
United States Dollar	5,452,545	SGD	8,275,000	09/12/07	(15,625)
Net unrealized depreciation on forward foreign currency contracts					$(634,690)

Currency type abbreviations:

CHF  Swiss Franc

EUR  Euro

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
2 Year US Treasury Notes, 85 contracts	September 2007	$17,345,550	$17,321,406	$(24,144)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 790 contracts	September 2007	82,592,163	82,221,719	370,444
10 Year US Treasury Notes, 1,330 contracts	September 2007	140,825,026	140,585,156	239,870
Index futures buy contracts:
Australian 10 Year Bond, 220 contracts (AUD)	September 2007	17,478,402	17,530,563	52,161
Index futures sell contracts:
EURO-Bobl, 260 contracts (EUR)	September 2007	37,428,980	37,325,715	103,265
EURO-Bund, 225 contracts (EUR)	September 2007	33,947,211	33,726,282	220,929
EURO-Schatz, 440 contracts (EUR)	September 2007	61,057,556	61,037,618	19,938
Japanese 10 Year Bond, 11 contracts (JPY)	September 2007	11,772,970	11,793,787	(20,817)
Long Gilt, 75 contracts (GBP)	September 2007	15,914,417	15,622,516	291,901
Net unrealized appreciation on futures contracts				$1,253,547

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2007 was $3,265,576.

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

See accompanying notes to financial statements.

UBS Global Bond Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS Global Bond Fund (the "Fund") returned 1.67% (Class A shares declined 2.93% after the deduction of the maximum sales charge), while Class Y shares returned 2.03%. The Fund's benchmark, the Lehman Brothers Global Aggregate Index (the "Index"), returned 4.67% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 124; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance relative to the Index was primarily due to foreign currency positioning. Relative returns were affected to a lesser extent by an underweight exposure to the credit sector and select asset-backed security holdings.

Portfolio performance summary

What worked

•  A defensive duration strategy helped relative performance for the period as a whole.

•  The Fund held a less-than-Index duration (duration is a measure of a bond's sensitivity to changes in interest rates) throughout the period, which helped to reduce the impact of interest rate changes. This defensive stance helped the portfolio during periods when interest rates rose (and bond prices fell).

•  We made several moves to adjust the Fund's duration during the reporting period, responding to weakness in most bond markets; much of the Fund's underweight duration was achieved in the US market.

•  Interest rate management made a strong contribution to relative returns. Our interest rate strategy aided performance for much of the reporting period. However, when bonds rallied across all developed markets in the third quarter of 2006, our below benchmark exposure hurt relative results. Much of these losses were recovered during the second quarter of 2007, when interest rate management once again made a strong contribution to performance.

•  Spread management (our allocation between sectors) generated positive results over the period. Our posture early in the period—when we viewed credit as being overvalued, leading us to maintain an underweight duration-adjusted exposure (a measure of duration that incorporates the expected impact that a change in interest rates would have on the value of an instrument)—initially detracted from performance. However, we saw a reversal in the last few months of the period, which produced a small net positive impact on performance from spread management.

What didn't work

•  Foreign currency positioning was the primary factor behind the Fund's relative underperformance.

•  The Fund's overweight exposure to select currencies, such as the Japanese yen and the Swiss franc, had a negative impact on relative performance.

UBS Global Bond Fund

•  Relative performance was also hurt by the Fund's underweight exposure to the strong performing British pound and Canadian dollar.

•  In our view, the recent increase in currency market volatility will create growing pressure for corrections, bringing overvalued exchange rates back toward fair value; as a result, we expect to continue to maintain our overweights to the Japanese yen and the Swiss franc.

•  The Fund's positions in residential mortgage-backed securities (RMBS) hurt performance during the period. We had a limited number of holdings in RMBS, which suffered severe price markdowns as a result of the growing awareness of problems in the US subprime mortgage market, as well as the wider US residential mortgage market. It should be noted that, due to the strength of our risk management process—which requires us to maintain the discipline of a widely diversified portfolio strategy—the impact of these events, on a relative basis, had limited effect on the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Bond Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	1.67%	5.61%	N/A	6.25%
maximum sales charge	Class B(2)	0.90	4.84	N/A	6.05
	Class C(4)	1.17	N/A	N/A	5.09
	Class Y(5)	2.03	5.89	4.63%	5.42
After deducting maximum	Class A(2)	-2.93	4.65	N/A	5.39
sales charge	Class B(3)	-4.05	4.51	N/A	5.92
	Class C(4)	0.42	N/A	N/A	5.09
Lehman Brothers Global Aggregate Index(6)		4.67	6.28	5.56	5.96

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.38% and 1.15%; Class B—2.15% and 1.90%; Class C—1.78% and 1.65%; Class Y—1.06% and .90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.15%; Class B—1.90%; Class C—1.65%; Class Y—.90%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS Global Bond Fund Class A shares is 11/05/01. Inception dates of Class B and Class C shares are 11/26/01 and 07/02/02, respectively. Inception date of Class Y shares and the Index is 07/31/93.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS Global Bond Fund Class A shares (adjusted for 4.50% maximum sales charge), Class Y shares and the Lehman Brothers Global Aggregate Index, if you had invested $10,000 in Class A shares on November 5, 2001 or $10,000,000 in Class Y shares on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Bond Fund Class A vs. Lehman Brothers Global Aggregate Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS Global Bond Fund Class Y vs. Lehman Brothers Global Aggregate Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Bond Fund

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
Government of Japan CPI Linked Bonds, 0.500%, due 12/10/14	7.4%
Government of France, 3.500%, due 07/12/09	4.7
Deutsche Bundesrepublik, 6.250%, due 01/04/24	4.5
Government of Belgium, 5.750%, due 03/28/08	4.2
Government of Sweden, 5.000%, due 01/28/09	3.4
Council of Europe Development Bank, 5.625%, due 12/14/15	3.2
US Treasury Inflation Indexed Notes 2.375%, due 01/15/17	2.9
US Treasury Notes, 4.250%, due 11/30/07	2.7
Government of Japan, 1.900%, due 06/20/25	2.4
UK Gilts, 4.750%, due 09/07/15	2.3
Total	37.7%

Country exposure, top five (unaudited)(1)

As of June 30, 2007

Percentage of net assets
United States	25.7%
Japan	9.8
Germany	9.0
France	9.0
United Kingdom	6.9
Total	60.4%

(1)  Figures represent the direct investments of the UBS Global Bond Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS Global Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Bonds US bonds US corporate bonds
Aerospace & defense	0.04%
Automobiles	0.42
Beverages	0.80
Capital markets	0.58
Chemicals	0.12
Commercial banks	1.57
Commercial services & supplies	0.24
Consumer finance	0.86
Containers & packaging	0.21
Diversified financial services	0.96
Diversified telecommunication services	0.67
Electronic equipment & instruments	0.04
Food & staples retailing	0.59
Food products	0.16
Hotels, restaurants & leisure	0.20
Independent power producers & energy traders	0.12
Industrial conglomerates	0.07
Insurance	0.16
Media	0.41
Metals & mining	0.20
Multi-utilities	0.13
Office electronics	0.08
Oil, gas & consumable fuels	0.72
Paper & forest products	0.63
Pharmaceuticals	0.68
Semiconductors & semiconductor equipment	0.11
Textiles, apparel & luxury goods	0.24
Thrifts & mortgage finance	0.46
Wireless telecommunication services	0.05
Total US corporate bonds	11.52
Asset-backed securities	1.86
Collateralized debt obligations	2.44
Commercial mortgage-backed securities	2.34
Mortgage & agency debt securities	0.55
US government obligations	6.94
Total US bonds	25.65
International bonds International corporate bonds
Chemicals	0.05%
Commercial banks	5.80
Commercial services & supplies	0.08
Construction materials	0.70
Containers & packaging	0.12
Diversified financial services	0.16
Diversified telecommunication services	1.01
Electric utilities	0.63
Multi-utilities	0.21
Oil, gas & consumable fuels	1.04
Paper & forest products	0.43
Thrifts & mortgage finance	0.60
Total international corporate bonds	10.83
International asset-backed security	0.19
International collateralized debt obligations	2.81
International mortgage & agency debt security	0.20
Foreign government bonds	36.88
Sovereign/supranational bonds	6.92
Total international bonds	57.83
Total bonds	83.48
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	11.29
Short-term investment	4.17
Total investments	98.94
Cash and other assets, less liabilities	1.06
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS Global Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—83.48%
US bonds—25.65%
US corporate bonds—11.52%
Ainsworth Lumber Co., Ltd., 7.250%, due 10/01/12		$9,000	$6,930
AK Steel Corp., 7.875%, due 02/15/09		83,000	82,793
American Cellular Corp., Series B, 10.000%, due 08/01/11		58,000	60,755
ArvinMeritor, Inc., 8.125%, due 09/15/15		50,000	48,438
Bank One Corp., 7.875%, due 08/01/10		675,000	720,761
Cincinnati Bell, Inc., 7.250%, due 07/15/13		150,000	153,750
Citigroup, Inc., 5.000%, due 09/15/14		400,000	380,505
Comcast Cable Communications LLC, 6.750%, due 01/30/11		150,000	155,258
Countrywide Home Loans, Inc., 3.250%, due 05/21/08		575,000	563,547
CSC Holdings, Inc., Series B, 8.125%, due 08/15/09		150,000	153,000
DaimlerChrysler N.A. Holding Corp., 7.200%, due 09/01/09		500,000	515,471
Deluxe Corp., 5.000%, due 12/15/12		150,000	135,000
Dynegy Holdings, Inc., 8.375%, due 05/01/16		75,000	73,313
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09		380,000	371,964
Freeport-McMoRan Copper & Gold, Inc., 8.250%, due 04/01/15		150,000	158,250
Freescale Semiconductor, Inc., 10.125%, due 12/15/16(1)		150,000	141,000
General Electric Capital Corp., 4.375%, due 01/20/10	EUR	505,000	677,743
6.750%, due 03/15/32		$110,000	119,346
GMAC LLC, 7.250%, due 03/02/11		100,000	99,672
Harland Clarke Holdings Corp., 10.106%, due 05/15/15(1),(2)		85,000	82,025
HSBC Finance Corp., 6.750%, due 05/15/11		350,000	363,309
Jacobs Entertainment, Inc., 9.750%, due 06/15/14		50,000	51,938
JPMorgan Chase Bank N.A., 4.375%, due 11/30/21(2)	EUR	350,000	441,044

	Face amount		Value
US corporate bonds—(concluded)
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		$1,000,000	$888,354
Kraft Foods, Inc., 5.625%, due 11/01/11		200,000	198,435
Kroger Co., 8.050%, due 02/01/10		350,000	369,069
Landry's Restaurants, Inc., Series B, 7.500%, due 12/15/14		250,000	242,500
Levi Strauss & Co., 12.250%, due 12/15/12		275,000	297,688
Marsh & McLennan Cos., Inc., 6.250%, due 03/15/12		200,000	201,348
Miller Brewing Co., 5.500%, due 08/15/13(1)		1,000,000	983,279
Mirant Americas Generation LLC, 8.300%, due 05/01/11		150,000	154,875
Mirant North America LLC, 7.375%, due 12/31/13		75,000	76,688
Morgan Stanley, 5.300%, due 03/01/13		235,000	230,341
5.750%, due 10/18/16		500,000	488,455
Owens-Brockway Glass Container, Inc., 8.250%, due 05/15/13		250,000	258,750
PolyOne Corp., 10.625%, due 05/15/10		147,000	154,350
Sanmina-SCI Corp., 8.110%, due 06/15/14(1),(2)		45,000	45,000
Sheridan Group, Inc., 10.250%, due 08/15/11		150,000	157,500
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12		89,000	91,670
SLM Corp., 4.750%, due 03/17/14	EUR	200,000	225,539
Sprint Capital Corp., 8.375%, due 03/15/12		$620,000	675,424
Univision Communications, Inc., 7.850%, due 07/15/11		50,000	51,500
Wal-Mart Stores, Inc., 6.875%, due 08/10/09		350,000	360,943
Wells Fargo Bank N.A., 6.450%, due 02/01/11		750,000	773,320
Weyerhaeuser Co., 6.750%, due 03/15/12		750,000	775,992
Wyeth, 5.500%, due 02/01/14		850,000	837,747
Xerox Capital Trust I, 8.000%, due 02/01/27		100,000	102,661
Total US corporate bonds (cost $14,372,625)			14,197,240

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—1.86%
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.660%, due 06/25/33(1),(2)		$5,801	$5,817
First Franklin Mortgage Loan Asset-Backed Certificates, Series 05-FFA, Class M3, 5.517%, due 03/25/25(3),(4)		500,000	452,318
GSAMP Trust, Series 06-S1, Class M6, 7.000%, due 11/25/35(3),(4)		500,000	10,000
Indymac Seconds Asset-Backed Trust, Series 06-1, Class A4, 6.166%, due 05/25/36(4)		1,000,000	994,778
Metris Master Trust, Series 05-2, Class C, 5.870%, due 09/20/11(1),(2),(5)		500,000	499,995
SACO I Trust, Series 06-5, Class 2A1, 5.470%, due 05/25/36(2)		316,139	316,079
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(1)		14,415	13,128
Total asset-backed securities (cost $2,810,011)			2,292,115
Collateralized debt obligations—2.44%
Ares VR CLO Ltd., Series 06-1A, Class D, 7.260%, due 02/24/18(1),(2),(3),(5)		140,000	133,980
Brentwood CLO Ltd., Series 06-1A, Class C, 6.956%, due 02/01/22(1),(2),(3)		250,000	239,000
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 6.135%, due 05/10/21(1),(2),(3)		200,000	197,060
Duke Funding Ltd., Series 06-11A, Class B1E, 6.286%, due 08/08/46(1),(3)	EUR	180,000	223,059
Global Leveraged Capital Credit Opportunity Fund, Series 06-1A, Class C, 6.358%, due 12/20/18(1),(2),(3),(5)		$250,000	250,800
Halcyon Loan Investors CLO Ltd., Series 06-1A, Class C, 6.810%, due 11/20/20(1),(2),(3)		250,000	240,025

	Face amount	Value
Collateralized debt obligations—(concluded)
Hewett's Island CDO Ltd., Series 07-6A, Class D, 7.630%, due 06/09/19(1),(2),(3)	$250,000	$247,467
Highland Credit Opportunities CDO Ltd., Series 06-1A, Class C, 6.206%, due 11/01/13(1),(2),(3)	250,000	249,975
Longport Funding Ltd., Series 07-1A, Class D, 11.598%, due 04/12/51(1),(2),(3)	250,000	214,250
Sagittarius CDO Ltd., Series 07-1A, Class C, 7.420%, due 12/10/51(1),(2),(3)	250,000	225,000
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.806%, due 08/05/36(1),(2),(3)	200,000	192,880
Series 06-7A, Class A3L, 6.806%, due 02/05/37(1),(2),(3)	330,000	317,823
Series 06-7A, Class B1L, 8.306%, due 02/05/37(1),(2),(3)	200,000	190,000
Tricadia CDO Ltd., Series 05-4A, Class B1L, 8.610%, due 12/11/40(1),(2),(3)	93,521	90,538
Total collateralized debt obligations (cost $3,066,854)		3,011,857
Commercial mortgage-backed securities—2.34%
Asset Securitization Corp., Series 95-MD4, Class A3, 7.384%, due 08/13/29(2)	350,000	350,811
Series 96-MD6, Class A4, 7.586%, due 11/13/29(2)	375,000	376,944
Bear Stearns Commercial Mortgage Securities, Series 00-WF2, Class A2, 7.320%, due 10/15/32	80,000	83,639
DLJ Commercial Mortgage Corp., Series 00-CKP1, Class A1B, 7.180%, due 11/10/33	267,863	278,783
First Union Commercial Mortgage Securities, Inc., Series 97-C2, Class A3, 6.650%, due 11/18/29	30,831	30,806
Hilton Hotel Pool Trust, Series 00-HLTA, Class A1, 7.055%, due 10/03/15(1)	227,043	232,906
JPMorgan Commercial Mortgage Finance Corp., Series 99-C8, Class A2, 7.400%, due 07/15/31	71,205	72,946

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(concluded)
Commercial mortgage-backed securities—(concluded)
Mach One Trust Commercial Mortgage-Backed, Series 04-1A, Class A1, 3.890%, due 05/28/40(1)	$67,925	$67,268
Morgan Stanley Capital I, Series 03-T11, Class A4, 5.150%, due 06/13/41	155,000	150,514
Series 05-HQ7, Class A4, 5.373%, due 11/14/42(2)	870,000	838,933
PNC Mortgage Acceptance Corp., Series 00-C1, Class A2, 7.610%, due 02/15/10	312,475	324,001
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(1)	75,907	76,165
Total commercial mortgage-backed securities (cost $3,000,958)		2,883,716
Mortgage & agency debt securities—0.55%
Federal National Mortgage Association, 6.625%, due 09/15/09	360,000	370,597
Government National Mortgage Association Pool, # 781276, 6.500%, due 04/15/31	103,748	105,919
WaMu Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2, 5.884%, due 02/25/37(2)	200,000	196,781
Total mortgage & agency debt securities (cost $678,049)		673,297
US government obligations—6.94%
US Treasury Bonds, 6.250%, due 05/15/30	1,460,000	1,668,735
US Treasury Inflation Indexed Notes (TIPS), 2.375%, due 01/15/17	3,688,056	3,600,752
US Treasury Notes, 4.250%, due 11/30/07	3,300,000	3,291,235
Total US government obligations (cost $8,581,568)		8,560,722
Total US bonds (cost $32,510,065)		31,618,947
International bonds—57.83%
International corporate bonds—10.83%
Canada—0.63%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08	225,000	222,750
8.550%, due 08/01/10	150,000	143,250

	Face amount		Value
Canada—(concluded)
Bowater Canada Finance Corp., 7.950%, due 11/15/11		$175,000	$164,719
Quebecor World Capital Corp., 4.875%, due 11/15/08		100,000	97,000
Stone Container Finance, 7.375%, due 07/15/14		150,000	144,000
			771,719
Denmark—0.33%
Dong Energy A/S, 5.500%, due 06/29/3005(2)	EUR	300,000	403,112
France—2.45%
BNP Paribas, 5.250%, due 12/17/12	EUR	140,000	192,729
5.625%, due 08/07/08		100,000	136,813
5.750%, due 01/24/22	GBP	80,000	155,805
Compagnie de Financement Foncier, 2.375%, due 01/29/09	EUR	550,000	720,190
Credit Lyonnais SA, 5.000%, due 11/15/12(2)		210,000	284,678
France Telecom SA, 8.125%, due 01/28/33		240,000	413,097
Lafarge SA, 4.750%, due 03/23/20		700,000	864,895
Veolia Environnement, 4.875%, due 05/28/13		190,000	254,607
			3,022,814
Germany—2.36%
Eurohypo AG, 3.750%, due 11/05/08	EUR	550,000	737,124
EWE AG, 4.875%, due 10/14/19		170,000	221,962
Kreditanstalt fuer Wiederaufbau,
4.750%, due 08/17/07		710,000	961,498
Landwirtschaftliche Rentenbank, 6.000%, due 09/15/09	AUD	700,000	583,877
6.000%, due 05/30/13		500,000	405,184
			2,909,645
Ireland—0.65%
Allied Irish Banks PLC, 7.500%, due 01/28/11(2),(6)	EUR	550,000	804,070
Luxembourg—0.68%
Telecom Italia Finance SA, 6.575%, due 07/30/09	EUR	600,000	838,235
Netherlands—0.50%
E.ON International Finance BV, 6.375%, due 05/29/12	GBP	100,000	200,576

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(continued)
International bonds—(continued)
International corporate bonds—(concluded)
Netherlands—(concluded)
Montell Finance Co. BV, 8.100%, due 03/15/27(1)		$65,000	$59,150
RWE Finance BV, 5.500%, due 10/26/07	EUR	265,000	359,769
			619,495
Trinidad & Tobago—0.71%
Petroleum Co. of Trinidad & Tobago Ltd.,
6.000%, due 05/08/22(1)		$900,000	873,700
United Kingdom—2.52%
Barclays Bank PLC, 4.500%, due 03/04/19(2)	EUR	190,000	249,711
4.750%, due 03/15/20(2),(6)		900,000	1,023,817
5.750%, due 09/14/26	GBP	80,000	155,584
Lloyds TSB Bank PLC, 5.875%, due 06/20/14		400,000	783,069
National Westminster Bank PLC, 6.000%, due 01/21/10	EUR	335,000	466,716
6.500%, due 09/07/21	GBP	110,000	227,650
Travelers Insurance Co. Institutional Funding Ltd., 5.750%, due 12/06/11		100,000	196,034
			3,102,581
Total international corporate bonds (cost $13,025,601)			13,345,371
International asset-backed security—0.19%
United Kingdom—0.19%
Whinstone Capital Management Ltd., Series 1A, Class B2, 4.892%,due 10/25/44(1),(2) (cost $207,205)	EUR	171,237	232,919
International collateralized debt obligations—2.81%
Cayman Islands—1.71%
Black Diamond CLO Ltd., Series 05-2X, Class IN, due 01/07/18(3),(7)		$100,000	99,000
Series 06-1A, Class D, 6.741%, due 04/29/19(1),(2),(3)		250,000	242,425
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19(1),(3),(7)		100,000	100,000
Cratos CLO Ltd., Series 07-1A, Class D, 7.755%, due 05/19/21(1),(2),(3)		250,000	235,000

	Face amount		Value
Cayman Islands—(concluded)
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 7.360%, due 03/13/47(1),(2),(3)		$250,000	$250,000
Galena CDO Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17(1),(2),(3),(5)		300,000	299,940
Greywolf CLO Ltd., Series 07-1A, Class D, 6.888%, due 02/18/21(1),(2),(3),(5)		250,000	234,425
Gulf Stream - Sextant CLO Ltd., Series 06-1A, Class D, 6.960%, due 08/21/20(1),(2),(3)		180,000	172,620
Series 07-1A, Class SUB, due 06/17/21(1),(3),(7)		100,000	100,000
Octans CDO Ltd., Series 06-2A, Class D, 8.660%, due 11/12/51(1),(2),(3)		258,808	182,235
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.956%, due 07/15/18(1),(2),(3)		200,000	192,440
			2,108,085
Ireland—0.18%
Valleriite CDO, Series 07-1A, Class A1EU, 4.875%, due 12/20/17(1),(2),(3),(5)	EUR	160,000	216,552
Luxembourg—0.27%
GSC European CDO SA, Series I-RA, Class D, 5.595%, due 12/15/22(1),(2),(3)	EUR	250,000	338,362
Netherlands—0.65%
Highlander Euro CDO, Series 06-2NA, Class D, 5.810%, due 12/14/22(1),(2),(3),(5)	EUR	250,000	334,573
Queen Street CLO, Series 06-1A, Class C1, 4.589%, due 04/15/23(1),(2),(3)		250,000	335,798
Series 07-1A, Class F, due 08/15/24(1),(3),(5),(7)		100,000	132,638
			803,009
Total international collateralized debt obligations (cost $3,570,621)			3,466,008

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

	Face amount		Value
Bonds—(concluded)
International bonds—(concluded)
International mortgage & agency debt security—0.20%
United Kingdom—0.20%
Granite Master Issuer PLC, Series 05-4, Class C4, 4.623%, due 12/20/54(2) (cost $217,329)	EUR	180,000	$244,290
Foreign government bonds—36.88%
Belgium—4.17%
Government of Belgium, 5.750%, due 03/28/08	EUR	3,765,000	5,144,908
Canada—0.96%
Government of Canada, 6.000%, due 06/01/08	CAD	1,240,000	1,178,015
France—6.55%
Government of France, 3.500%, due 07/12/09	EUR	4,335,000	5,756,492
5.500%, due 04/25/29		1,555,000	2,315,497
			8,071,989
Germany—6.65%
Deutsche Bundesrepublik, 3.750%, due 01/04/17	EUR	500,000	634,890
4.000%, due 01/04/37		1,300,000	1,564,569
5.000%, due 07/04/12		330,000	455,616
6.250%, due 01/04/24		3,485,000	5,544,850
			8,199,925
Japan—9.85%
Government of Japan CPI Linked Bonds, 0.500%, due 12/10/14	JPY	1,179,000,000	9,148,753
Government of Japan, 1.900%, due 06/20/25		385,300,000	2,990,475
			12,139,228
Netherlands—1.30%
Government of Netherlands, 5.000%, due 07/15/11	EUR	1,165,000	1,602,786
Sweden—3.37%
Government of Sweden, 5.000%, due 01/28/09	SEK	28,070,000	4,151,891
United Kingdom—4.03%
UK Gilts, 4.000%, due 09/07/16	GBP	500,000	899,205
4.750%, due 09/07/15		1,475,000	2,808,575
4.750%, due 03/07/20		665,000	1,262,872
			4,970,652
Total foreign government bonds (cost $45,006,446)			45,459,394

	Face amount		Value
Sovereign/supranational bonds—6.92%
Council of Europe Development Bank, 5.625%, due 12/14/15	AUD	5,000,000	$3,922,546
European Investment Bank, 5.750%, due 09/15/09		880,000	731,754
6.250%, due 04/15/14	GBP	690,000	1,404,143
Inter-American Development Bank, 1.900%, due 07/08/09	JPY	300,000,000	2,475,969
Total sovereign/supranational bonds (cost $8,294,490)			8,534,412
Total international bonds (cost $70,321,692)			71,282,394
Total bonds (cost $102,831,757)			102,901,341
	Shares
Investment company—11.29%
UBS U.S. Securitized Mortgage Relationship Fund(8) (cost $13,235,380)		1,090,494	13,913,833
Short-term investment—4.17%
Other—4.17%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(8),(9) (cost $5,138,362)5,138,362			5,138,362
Total investments—98.94% (cost $121,205,499)			121,953,536
Cash and other assets, less liabilities—1.06%			1,310,038
Net assets—100.00%			$123,263,574

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $121,869,750; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,530,525
Gross unrealized depreciation	(2,446,739)
Net unrealized appreciation	$83,786

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $9,691,217 or 7.86% of net assets.

(2)  Floating rate security—The interest rates shown are the current rates as of June 30, 2007.

(3)  Security is illiquid. These securities amounted to $6,940,183 or 5.63% of net assets.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.

(5)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $2,102,903 or 1.71% of net assets.

(6)  Perpetual bond security. The maturity date reflects the next call date.

(7)  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at June 30, 2007.

CBO  Collateralized bond obligations

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

CPI  Consumer price index

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

TIPS  Treasury inflation protected securities

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/2007 Market value	06/30/2007 Market value as a percentage of net assets
Ares VR CLO Ltd., Series 06-1A, Class D, 7.260%, due 02/24/18	02/16/06	$139,300	0.12%	$133,980	0.11%
Black Diamond CLO Ltd., Series 06-1A, Class D, 6.741%, due 04/29/19	12/22/06	250,000	0.20	242,425	0.20
Blackrock Senior Income Series Corp., Series 07-5A, Class SUB, due 08/13/19	06/22/07	100,000	0.08	100,000	0.08
Brentwood CLO Ltd., Series 06-1A, Class C, 6.956%, due 02/01/22	12/07/06	249,100	0.20	239,000	0.19
Commercial Industrial Finance Corp., Series 07-1A, Class A3L, 6.135%, due 05/10/21	01/26/07	200,000	0.16	197,060	0.16
Cratos CLO Ltd., Series 07-1A, Class D, 7.755%, due 05/19/21	04/30/07	250,000	0.20	235,000	0.19
Credit-Based Asset Servicing and Securitization CBO Ltd., Series 18A, Class C, 7.360%, due 03/13/47	03/06/07	250,000	0.20	250,000	0.20
Duke Funding Ltd., Series 06-11A, Class B1E, 6.286%, due 08/08/46	01/08/07	216,107	0.18	223,059	0.18
Galena CDO Ltd., Series II-AIRL, Class A1U, 6.025%, due 04/07/17	03/08/07	300,000	0.25	299,940	0.24
Global Leveraged Capital Credit Opportunity Fund, Series 06-1A, Class C, 6.358%, due 12/20/18	11/28/06	245,500	0.20	250,800	0.20
Greywolf CLO Ltd., Series 07-1A, Class D, 6.888%, due 02/18/21	12/08/06	250,000	0.20	234,425	0.19
GSC European CDO SA, Series I-RA, Class D, 5.595%, due 12/15/22	12/01/06	333,413	0.27	338,362	0.27
Gulf Stream - Sextant CLO Ltd., Series 06-1A, Class D, 6.960%, due 08/21/20	07/26/06	180,000	0.15	172,620	0.14
Series 07-1A, Class SUB, due 06/17/21	05/17/07	100,000	0.08	100,000	0.08
Halcyon Loan Investors CLO Ltd.,Series 06-1A, Class C, 6.810%, due 11/20/20	09/27/06	250,000	0.20	240,025	0.20
Hewett's Island CDO Ltd., Series 07-6A, Class D, 7.630%, due 06/09/19	05/09/07	247,467	0.20	247,467	0.20
Highland Credit Opportunities CDO Ltd., Series 06-1A, Class C, 6.206%, due 11/01/13	09/28/06	250,000	0.20	249,975	0.20
Highlander Euro CDO, Series 06-2NA, Class D, 5.810%, due 12/14/22	11/28/06	250,000	0.20	334,573	0.27
Longport Funding Ltd.,Series 07-1A, Class D, 11.598%, due 04/12/51	05/31/07	214,250	0.18	214,250	0.18
Octans CDO Ltd., Series 06-2A, Class D, 8.660%, due 11/12/51	09/20/06	270,000	0.22	182,235	0.15
Queen Street CLO, Series 06-1A, Class C1, 4.589%, due 04/15/23	12/21/06	323,782	0.26	335,798	0.27
Series 07-1A, Class F, due 08/15/24	05/18/07	132,413	0.11	132,638	0.11
Sagittarius CDO Ltd., Series 07-1A, Class C, 7.420%, due 12/10/51	02/13/07	250,000	0.20	225,000	0.18
Stanfield Veyron CLO Ltd., Series 06-1A, Class D, 6.956%, due 07/15/18	06/13/06	199,300	0.16	192,440	0.16

UBS Global Bond Fund—Portfolio of investments

June 30, 2007

Restricted securities—(concluded)

Security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/2007 Market value	06/30/2007 Market value as a percentage of net assets
Taberna Preferred Funding Ltd., Series 06-5A, Class A3, 6.806%, due 08/05/36	05/26/06	$195,000	0.16%	$192,880	0.16%
Series 06-7A, Class A3L, 6.806%, due 02/05/37	09/15/06	319,865	0.26	317,823	0.26
Series 06-7A, Class B1L, 8.306%, due 02/05/37	09/15/06	196,000	0.16	190,000	0.15
Tricadia CDO Ltd., Series 05-4A, Class B1L, 8.610%, due 12/11/40	12/01/05	99,500	0.08	90,538	0.07
Valleriite CDO, Series 07-1A, Class A1EU, 4.875%, due 12/20/17	06/12/07	212,968	0.17	216,552	0.18
		$6,473,965	5.25%	$6,378,865	5.17%

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2007:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	6,030,000	USD	4,973,393	11/05/07	$(120,081)
Canadian Dollar	1,175,000	USD	1,101,755	11/05/07	(4,098)
Euro	6,115,000	USD	8,286,134	11/05/07	(22,283)
Great Britain Pound	3,945,000	USD	7,786,759	11/05/07	(118,714)
Japanese Yen	152,507,685	CHF	1,565,000	11/05/07	34,049
Japanese Yen	205,300,000	USD	1,702,984	11/05/07	8,501
United States Dollar	5,765,604	CHF	6,940,000	11/05/07	(32,676)
United States Dollar	452,460	DKK	2,490,000	11/05/07	1,903
United States Dollar	12,368,515	JPY	1,451,000,000	11/05/07	(392,408)
United States Dollar	959,866	SGD	1,440,000	11/05/07	(9,939)
United States Dollar	2,736,019	TWD	91,000,000	08/20/07	42,527
Net unrealized depreciation on forward foreign currency contracts					$(613,219)

Currency type abbreviations:

CHF  Swiss Franc

DKK  Danish Krona

JPY  Japanese Yen

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS High Yield Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS High Yield Fund (the "Fund") returned 8.60% (Class A shares returned 3.78% after the deduction of the maximum sales charge), while Class Y shares returned 8.98%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 11.28% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 138; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was primarily due to issue selection. Our cautious stance hindered results in the early part of the reporting period but proved to be a sound strategy as the fiscal year unfolded.

Portfolio performance summary

What worked

•  Our actively managed sector strategy benefited relative performance.

•  The Fund began the reporting period overweight auto and suppliers relative to the Index. This position benefited relative performance as investors responded positively toward GMAC's spin-off from General Motors and restructuring news from Ford. As the fiscal year progressed, we took profits from this area to invest in more attractive opportunities, ending the period underweight automotives.

•  The Fund maintained a significant overweight to publishing and printing relative to the benchmark. Overall, the sector performed well given its solid fundamentals and merger and acquisition activity. Issue selection within the sector further contributed to returns.

•  Issue selection in gaming, as well as printing and publishing, contributed to relative returns.

•  Our cautious approach to the market led us to search for attractive opportunities in sectors that we consider less sensitive to changes in interest rates. This led to positive results from the Fund's holdings in gaming, and printing and publishing.

•  The metals sector rallied on the back of solid fundamentals and merger and acquisition activity, while cable television continued its rebound due to its stable operating environment.

What didn't work

•  Our defensive duration strategy hindered relative performance during the period.

•  In our opinion, the high yield market was overvalued during the reporting period. As a result, we implemented a more defensive strategy as the period progressed. This stance hurt relative performance over the period, but especially in the last six months as spreads (the difference between the yield paid on US Treasury bonds and higher risk securities) ground to near all-time lows and the market was, in our opinion, extremely overvalued. We believe that the combination of loose underwriting standards and a quest for yield by investors drove market returns into double digits for the fiscal year.

UBS High Yield Fund

•  The Fund also suffered from exposure to a fixed rate second-lien deal which did not perform up to expectations. This BB-rated asset-backed security suffered losses as the delinquency rate of mortgage payments increased.

•  In addition, the Fund had exposure to a homebuilder whose bonds did not perform well. However, the negative impact from this position was lessened somewhat when our large underweight to the sector produced positive results for the Fund.

Thomas Haag named lead portfolio manager for UBS High Yield Fund

Effective on July 1, 2007, John Penicook, the lead portfolio manager for UBS High Yield Fund, was replaced by Thomas Haag. In this role, Mr. Haag is responsible for the day-to-day management of the Fund's portfolio. Mr. Haag has access to members of the Fixed-income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Haag, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Haag is provided below. Thomas Haag is an Executive Director and Senior Portfolio Manager at UBS Global Asset Management since 2007.

Prior to that, Mr. Haag was a portfolio manager of fixed income at Seneca Capital Management from 2002 to 2007.

Mr. Haag has been portfolio manager of the Fund since 2007.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS High Yield Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	8.60%	10.43%	5.66%
maximum sales charge	Class B(3)	7.93	9.66	7.98
	Class C(4)	8.05	9.91	8.23
	Class Y(5)	8.98	10.77	6.23
After deducting maximum	Class A(2)	3.78	9.42	5.09
sales charge	Class B(3)	2.93	9.38	7.86
	Class C(4)	7.30	9.91	8.23
Merrill Lynch US High Yield Cash Pay Constrained Index(6)		11.28	11.22	6.33

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.37% and 1.20%; Class B—2.09% and 1.95%; Class C—1.86% and 1.70%; Class Y—1.06% and .95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—1.20%; Class B—1.95%; Class C—1.70%; Class Y—.95%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS High Yield Fund Class A shares is 12/31/98. Inception date of Class B and Class C shares is 11/07/01. Inception date of Class Y shares and, for purposes of this illustration, the Merrill Lynch US High Yield Cash Pay Constrained Index is 09/30/97.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS High Yield Fund Class A shares (adjusted for 4.50% maximum sales charge) , Class Y shares, and the Merrill Lynch US High Yield Cash Pay Constrained Index, if you had invested $10,000 in Class A shares on December 31, 1998 or $5,000,000 in Class Y shares on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS High Yield Fund Class A vs. Merrill Lynch US High Yield Cash Pay Constrained Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS High Yield Fund Class Y vs. Merrill Lynch US High Yield Cash Pay Constrained Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS High Yield Fund

Top ten fixed income holdings (unaudited)

As of June 30, 2007

Percentage of net assets
US Treasury Notes, 5.125%, due 05/15/16	6.2%
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2.5
Xerox Capital Trust I, 8.000%, due 02/01/27	1.6
Community Health Systems, Inc., 8.875%, due 07/15/15	1.5
AK Steel Corp., 7.750%, due 06/15/12	1.5
Citizens Communications Co., 9.000%, due 08/15/31	1.5
General Motors Corp., 7.200%, due 01/15/11	1.4
ArvinMeritor, Inc., 8.125%, due 09/15/15	1.4
GMAC LLC, 7.250%, due 03/02/11	1.4
Deluxe Corp., 5.000%, due 12/15/12	1.4
Total	20.4%

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2007

Bonds US bonds US corporate bonds
Aerospace/defense	1.88%
Apparel/textiles	1.04
Automotive	3.47
Broadcasting	4.21
Building materials	2.64
Cable	3.13
Capital goods	0.51
Chemicals	1.47
Consumer products	2.99
Containers	1.13
Diversified financial services	3.90
Diversified media	1.04
Energy	4.00
Food & drug retailers	1.63
Food/beverage/tobacco	2.42
Gaming	7.76
Healthcare	3.40
Homebuilders/real estate	0.36
Metals/mining	1.99
Non-food & drug retailers	1.16
Paper	3.20
Printing & publishing	5.74
Railroads	0.70
Restaurants	1.29
Services	1.46
Steel	2.30
Technology	5.96
Telecommunications	5.03
Transportation ex. air/rail	0.71
Utilities	3.81
Total US corporate bonds	80.33
Asset-backed security	0.00 (1)
US government obligation	6.16
Total US bonds	86.49
International bonds International corporate bonds
Capital goods	0.96%
Chemicals	1.13
Containers	0.94
Energy	1.20
Gaming	0.14
Paper	3.63
Printing & publishing	1.05
Technology	0.28
Telecommunications	1.11
Total international corporate bonds	10.44
Total bonds	96.93
Equities	0.00
Warrants	0.00
Short-term investment	3.60
Total investments	100.53
Liabilities, in excess of cash and other assets	(0.53)
Net assets	100.00%

(1)  Amount represents less than 0.005%.

UBS High Yield Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—96.93%
US bonds—86.49%
US corporate bonds—80.33%
AAC Group Holding Corp., 0.000%, due 10/01/12(1)	$1,100,000	$990,000
Activant Solutions, Inc., 9.500%, due 05/01/16	200,000	196,500
AES Corp., 8.875%, due 02/15/11	500,000	526,875
Affinion Group, Inc., 10.125%, due 10/15/13	650,000	693,875
Ahern Rentals, Inc., 9.250%, due 08/15/13	775,000	784,687
Ainsworth Lumber Co., Ltd., 7.250%, due 10/01/12	285,000	219,450
AK Steel Corp., 7.750%, due 06/15/12	1,600,000	1,600,000
American Cellular Corp., Series B, 10.000%, due 08/01/11	301,000	315,298
American Rock Salt Co. LLC, 9.500%, due 03/15/14	900,000	910,125
AmeriQual Group LLC, 9.500%, due 04/01/12(2)	1,000,000	1,000,000
Aramark Corp., 8.856%, due 02/01/15(2),(3)	500,000	507,500
ArvinMeritor, Inc., 8.125%, due 09/15/15	1,550,000	1,501,562
Ashtead Capital, Inc., 9.000%, due 08/15/16(2)	250,000	261,875
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	900,000	897,750
Baker & Taylor, Inc., 11.500%, due 07/01/13(2)	400,000	418,000
Boise Cascade LLC, 7.125%, due 10/15/14	620,000	589,000
Brookstone Co., Inc., 12.000%, due 10/15/12	275,000	281,875
Buckeye Technologies, Inc., 8.000%, due 10/15/10	1,050,000	1,050,000
Cadmus Communications Corp., 8.375%, due 06/15/14	1,200,000	1,212,000
Caesars Entertainment, Inc., 8.125%, due 05/15/11	550,000	574,063
Carriage Services, Inc., 7.875%, due 01/15/15	465,000	470,813
Cellu Tissue Holdings, Inc., 9.750%, due 03/15/10	1,050,000	1,042,125
Century Aluminum Co., 7.500%, due 08/15/14	725,000	731,344
Cenveo Corp., 7.875%, due 12/01/13	700,000	686,000
Chukchansi Economic Development Authority, 8.000%, due 11/15/13(2)	550,000	561,000
Cincinnati Bell, Inc., 8.375%, due 01/15/14	1,000,000	1,010,000

	Face amount	Value
US corporate bonds—(continued)
Circus & Eldorado Joint Venture Corp., 10.125%, due 03/01/12	$500,000	$523,125
Citizens Communications Co., 9.000%, due 08/15/31	1,525,000	1,570,750
CMP Susquehanna Corp., 10.125%, due 05/15/14(2)	625,000	625,000
Coleman Cable, Inc., 9.875%, due 10/01/12(2)	450,000	470,250
Community Health Systems, Inc., 8.875%, due 07/15/15(2)	1,600,000	1,622,000
Comstock Resources, Inc., 6.875%, due 03/01/12	500,000	477,500
CPG International I, Inc., 12.130%, due 07/01/12(3)	800,000	820,000
CSC Holdings, Inc., Series B, 7.625%, due 04/01/11	500,000	496,250
Series B, 8.125%, due 08/15/09	875,000	892,500
Da-Lite Screen Co., Inc., 9.500%, due 05/15/11	650,000	682,500
Deluxe Corp., 5.000%, due 12/15/12	1,625,000	1,462,500
7.375%, due 06/01/15(2)	150,000	149,250
Dole Food Co., Inc., 8.875%, due 03/15/11	1,025,000	1,009,625
Dycom Industries, Inc., 8.125%, due 10/15/15	350,000	364,000
Dynegy Holdings, Inc., 8.375%, due 05/01/16	775,000	757,562
Easton-Bell Sports, Inc., 8.375%, due 10/01/12	750,000	738,750
Esterline Technologies Corp., 6.625%, due 03/01/17(2)	900,000	868,500
Ford Motor Credit Co. LLC, 7.375%, due 10/28/09	2,700,000	2,680,171
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	800,000	854,000
Freescale Semiconductor, Inc., 8.875%, due 12/15/14(2)	1,075,000	1,026,625
10.125%, due 12/15/16(2)	350,000	329,000
General Motors Corp., 7.200%, due 01/15/11	1,600,000	1,538,000
Giant Industries, Inc., 11.000%, due 05/15/12	606,000	639,330
Glatfelter, 7.125%, due 05/01/16	200,000	201,500
GMAC LLC, 7.250%, due 03/02/11	1,475,000	1,470,163
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	750,000	757,500
Harland Clarke Holdings Corp., 9.500%, due 05/15/15(2)	450,000	432,000
Hawker Beechcraft Acquisition Co LLC, 8.500%, due 04/01/15(2)	250,000	258,125

UBS High Yield Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
HCA, Inc., 9.125%, due 11/15/14(2)	$250,000	$262,813
9.250%, due 11/15/16(2)	250,000	266,250
Hercules, Inc., 6.500%, due 06/30/29	375,000	315,000
Inergy LP/ Inergy Finance Corp., 8.250%, due 03/01/16	875,000	899,062
Ingles Markets, Inc., 8.875%, due 12/01/11	1,175,000	1,217,594
Insight Communications Co. Inc., 12.250%, due 02/15/11(1)	625,000	653,125
Interface, Inc., 10.375%, due 02/01/10	900,000	967,500
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,100,000	1,142,625
Jefferson Smurfit Corp., 8.250%, due 10/01/12	500,000	496,250
Kansas City Southern Railway Co., 7.500%, due 06/15/09	750,000	744,375
Landry's Restaurants, Inc., Series B, 7.500%, due 12/15/14	900,000	873,000
Levi Strauss & Co., 12.250%, due 12/15/12	1,025,000	1,109,562
LIN Television Corp., Series B, 6.500%, due 05/15/13	1,175,000	1,148,562
Mediacom LLC, 9.500%, due 01/15/13	1,265,000	1,293,462
Mirant Americas Generation LLC, 8.300%, due 05/01/11	250,000	258,125
9.125%, due 05/01/31	500,000	547,500
Mirant North America LLC, 7.375%, due 12/31/13	1,150,000	1,175,875
Momentive Performance Materials, Inc., 9.750%, due 12/01/14(2)	275,000	277,750
MTR Gaming Group, Inc., Series B, 9.000%, due 06/01/12	425,000	447,313
Series B, 9.750%, due 04/01/10	750,000	780,000
Neenah Foundary Co., 9.500%, due 01/01/17	500,000	480,000
Nexstar Finance Holdings LLC, 0.000%, due 04/01/13(1)	500,000	491,250
Nexstar Finance, Inc., 7.000%, due 01/15/14	500,000	495,000
NRG Energy, Inc., 7.375%, due 02/01/16	400,000	401,000
7.375%, due 01/15/17	650,000	652,438
Owens-Illinois, Inc., 7.500%, due 05/15/10	700,000	706,125
Pantry, Inc., 7.750%, due 02/15/14	975,000	950,625
Pathmark Stores, Inc., 8.750%, due 02/01/12	500,000	515,000

	Face amount	Value
US corporate bonds—(continued)
Pokagon Gaming Authority, 10.375%, due 06/15/14(2)	$700,000	$771,750
PolyOne Corp., 10.625%, due 05/15/10	468,000	491,400
Prestige Brands, Inc., 9.250%, due 04/15/12	750,000	768,750
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	750,000	741,563
Qwest Communications International, Inc., 7.250%, due 02/15/11	1,050,000	1,057,875
Qwest Corp., 8.875%, due 03/15/12	350,000	377,125
R.H. Donnelley Corp., Series A, 8.875%, due 01/15/16	1,000,000	1,040,000
Realogy Corp., 10.500%, due 04/15/14(2)	400,000	381,000
Restaurant Co., 10.000%, due 10/01/13	525,000	502,688
Reynolds American, Inc., 7.250%, due 06/01/13	550,000	570,897
River Rock Entertainment Authority, 9.750%, due 11/01/11	650,000	682,500
San Pasqual Casino, 8.000%, due 09/15/13(2)	750,000	757,500
Sanmina-SCI Corp., 8.110%, due 06/15/14(2),(3)	975,000	975,000
8.125%, due 03/01/16	750,000	697,500
Sequa Corp., 9.000%, due 08/01/09	850,000	877,625
Sheridan Group, Inc., 10.250%, due 08/15/11	975,000	1,023,750
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	519,000	534,570
Stanadyne Corp., 10.000%, due 08/15/14	625,000	660,938
Terra Capital, Inc., Series B, 7.000%, due 02/01/17	500,000	482,500
Tube City IMS Corp., 9.750%, due 02/01/15(2)	525,000	538,125
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(2)	700,000	731,500
Unisys Corp., 8.000%, due 10/15/12	650,000	632,125
Universal Hospital Services, Inc., 8.500%, due 06/01/15(2),(4)	130,000	128,700
8.759%, due 06/01/15(2),(3)	130,000	130,000
Univision Communications, Inc., 7.850%, due 07/15/11	295,000	303,850
9.750%, due 03/15/15(2),(4)	900,000	888,750
US Concrete, Inc., 8.375%, due 04/01/14	550,000	548,625
Verso Paper Holdings LLC, 9.125%, due 08/01/14(2)	300,000	309,750

UBS High Yield Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(concluded)
US bonds—(concluded)
US corporate bonds—(concluded)
Vertis, Inc., Series B, 10.875%, due 06/15/09	$550,000	$539,000
Wheeling Island Gaming, Inc., 10.125%, due 12/15/09	1,275,000	1,290,937
Whiting Petroleum Corp., 7.250%, due 05/01/12	1,150,000	1,092,500
Wind Acquisition Finance SA, 10.750%, due 12/01/15(2)	500,000	573,750
Windstream Corp., 8.625%, due 08/01/16	425,000	449,438
Xerox Capital Trust I, 8.000%, due 02/01/27	1,650,000	1,693,911
Total US corporate bonds (cost $85,057,072)		85,561,266
Asset-backed security—0.00%(5)
GSAMP Trust, Series 06-S2, Class B2, 7.000%, due 01/25/36(1),(2),(6) (cost $58,009)	71,576	716
US government obligation—6.16%
US Treasury Notes, 5.125%, due 05/15/16 (cost $6,616,756)	6,525,000	6,561,703
Total US bonds (cost $91,731,837)		92,123,685
International bonds—10.44%
International corporate bonds—10.44%
Bermuda—1.42%
Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	1,150,000	1,178,749
Petroplus Finance Ltd., 6.750%, due 05/01/14(2)	175,000	168,438
7.000%, due 05/01/17(2)	175,000	168,438
		1,515,625
Canada—5.78%
Abitibi-Consolidated, Inc., 6.950%, due 04/01/08	1,025,000	1,014,750
8.550%, due 08/01/10	800,000	764,000
Bowater Canada Finance Corp., 7.950%, due 11/15/11	1,300,000	1,223,625
Great Canadian Gaming Corp., 7.250%, due 02/15/15(2)	150,000	149,250
Millar Western Forest Products Ltd., 7.750%, due 11/15/13	1,000,000	861,250
Quebecor World Capital Corp., 8.750%, due 03/15/16(2)	1,150,000	1,132,750
Stone Container Finance, 7.375%, due 07/15/14	1,050,000	1,008,000
		6,153,625

	Face amount	Value
Cayman Islands—0.88%
Bluewater Finance Ltd., 10.250%, due 02/15/12	$900,000	$938,250
Netherlands—1.81%
Clondalkin Acquisition BV, 7.359%, due 12/15/13(2),(3)	780,000	778,050
Montell Finance Co. BV, 8.100%, due 03/15/27(2)	675,000	614,250
NXP BV/NXP Funding LLC, 7.875%, due 10/15/14	300,000	295,500
Sensata Technologies BV 8.000%, due 05/01/14	250,000	241,250
		1,929,050
United Kingdom—0.55%
Ineos Group Holdings PLC, 8.500%, due 02/15/16(2)	600,000	586,500
Total international corporate bonds (cost $11,360,594)		11,123,050
Total bonds (cost $103,092,431)		103,246,735
	Shares
Equities—0.00%
US equities—0.00%
Aerospace & defense—0.00%
Sabreliner Corp.*(6),(7)	8,400	0
Hotels, restaurants & leisure—0.00%
American Restaurant Group, Inc.*(6),(7)	972	0
Total US equities (cost $153,000)		0
	Number of warrants
Warrants—0.00%
Dayton Superior Corp., expires 06/15/09*(2),(6),(7)	225	0
Knology, Inc., expires 10/15/07*(2),(6),(7)	16,995	0
Pathnet, Inc., expires 04/15/08*(6),(7)	6,275	0
Pliant Corp., expires 06/01/10*(2),(6),(7)	1	0
Total warrants (cost $10)		0

UBS High Yield Fund—Portfolio of investments

June 30, 2007

	Shares	Value
Short-term investment—3.60%
Other—3.60%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(8),(9) (cost $3,832,781)	3,832,781	$3,832,781
Total investments—100.53% (cost $107,078,222)*		107,079,516
Liabilities, in excess of cash and other assets—(0.53)%		(565,170)
Net assets—100.00%		$106,514,346

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $107,084,610; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,406,619
Gross unrealized depreciation	(1,411,713)
Net unrealized depreciation	$(5,094)

*  Non-income producing security.

(1)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $19,120,155 or 17.95% of net assets.

(3)  Floating rate security—The interest rate shown is the current rate as of June 30, 2007.

(4)  PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

(5)  Amount represents less than 0.005%.

(6)  Security is illiquid. At June 30, 2007, the value of these securities amounted to $716 or 0.00% of net assets.

(7)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $0 or 0.00% of net assets.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at June 30, 2007.

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Dayton Superior Corp., expires 06/15/09	08/07/00	$0	0.00%	$0	0.00%
GSAMP Trust, 7.000%, due 01/25/36	04/10/06	57,887	0.05	716	0.00 (1)
Knology, Inc., expires 10/15/07	06/08/98	0	0.00	0	0.00
Pliant Corp., expires 06/01/10	10/20/00	0	0.00	0	0.00
		$57,887	0.05%	$716	0.00%

(1)  Amount represents less than 0.005%.

See accompanying notes to financial statements.

UBS U.S. Bond Fund

Portfolio performance

For the 12 months ended June 30, 2007, Class A shares of UBS U.S. Bond Fund (the "Fund") returned 5.39% (Class A shares returned 0.69% after the deduction of the maximum sales charge), while Class Y shares returned 5.76%. The Fund's benchmark, the Lehman Brothers US Aggregate Bond Index (the "Index"), returned 6.12% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 148; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance was primarily due to issue selection in the asset-backed securities sector.

Portfolio performance summary

What worked

•  Issue selection in mortgage-backed securities and investment grade corporate bonds contributed to the Fund's relative performance.

•  The Fund was underweight the mortgage-backed sector overall, in particular avoiding generic mortgage bonds (30-year fixed rate with 5.0% and 5.5% coupons). Instead, we focused on securities that we believed had better characteristics, including 15-year seasoned (2003 and earlier) mortgage bonds and hybrid adjustable-rate mortgages (ARMs).

Hybrid ARMs offer a blend of fixed rate and adjustable rate characteristics in one single loan; for example, a 5/1 hybrid ARM would refer to a 5-year fixed period and a subsequent 1-year rate adjustment. Among ARMs, we found value in "last cash flow" hybrid ARMS, 5/1 and 7/1 hybrid ARMs and subordinated fixed-rate and hybrid ARMs.

•  Within investment grade corporate bonds, we favored shorter-dated maturities, targeting bonds in the three- to seven-year area of the yield curve. We anticipate maintaining this position for the near-term, as we believe we would not be appropriately compensated for taking general market risk.

•  Sector allocation strategy added to the Fund's relative performance, due primarily to positioning in the securitized sectors.

•  An overweight exposure to commercial mortgage-backed securities (CMBS) and an underweight exposure to mortgage-backed securities (MBS), driven by security selection in these areas, helped the Fund's relative performance. Within CMBS and asset-backed securities (ABS), the Fund held a slightly longer-than-Index duration, paying particular attention to the five- to seven-year fixed-rate CMBS.

•  The Fund's underweight to spread sectors also enhanced relative performance, including a less-than-Index exposure to corporate bonds. Corporate bonds represented one of the Fund's largest sector underweights, as we continued to believe the market was not appropriately compensating investors for the associated risk. As credit spreads widened in June, the Fund's underweight positions to spread sectors contributed to performance.

•  The Fund's defensive duration strategy versus the benchmark produced flat results over the 12-month period.

UBS U.S. Bond Fund

•  Conflicting economic data and shifting investor sentiment led us to maintain a defensive duration strategy for much of the reporting period. A defensive strategy entails holding a shorter-then-Index duration so that the portfolio is less sensitive to increasing interest rates (which drive bond prices down).

Our strategy hindered relative returns early in the reporting cycle, as well as during the flight to quality in February 2007 that was triggered by the unexpected selloff in Chinese equities. However, beginning in March, US Treasury yields started recovering, and then further accelerated in May and June. This contributed to performance given our shorter-than-benchmark duration. We have since extended the Fund's duration, ending the Fund's fiscal year in line with the Index. This neutral position reflects our current belief that market sentiment and pricing have moved within our fair value estimates.

•  An opportunistic allocation to emerging markets debt produced positive results over the period, driven by strong economic growth in Latin American, Eastern European and Asian countries, including Argentina, Turkey and Mexico.

What didn't work

•  Issue selection in ABS detracted from performance. While we avoided direct investments in subprime securities, the Fund's performance was hurt by disappointing returns from its investment in the Alt-A market. Alt-A loans are designed for people with good credit, who want to borrow without verifying their income. In the wake of the deterioration of the subprime market, the Alt-A market came under scrutiny as concerns were raised about the creditworthiness of borrowers and the standards of the lenders of these securities. Even higher-quality home equity ABS securities were affected as investors—surprised by the number and magnitude of defaults in the subprime mortgage market—grew increasingly concerned.

•  Investors were surprised by the number and magnitude of defaults in the subprime mortgage market. They responded by pulling out of subprime and related areas that they considered to be of lower quality. In particular, the Fund's performance was hurt by disappointing returns from our investments in the Alt-A market. Alt-A loans are not subprime mortgages; they are loans designed for people with good credit who wanted to borrow without verifying their income. The Alt-A market has grown dramatically in recent years, raising concerns about the creditworthiness of borrowers and the standards of the lenders.

•  The portfolio's allocation to high yield securities detracted slightly from the Fund's return. In our opinion, the high yield market was overvalued, so we entered the period with a defensive strategy. This stance hurt relative performance in the first half of the year, when solid corporate results and a pause in the Federal Reserve Board's tightening cycle sparked a strong rally.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2007. The views and opinions in the letter were current as of August 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Bond Fund

Average annual total return (unaudited)

		1 year ended 06/30/07	5 years ended 06/30/07	10 years ended 06/30/07	Inception(1) to 06/30/07
Before deducting	Class A(2)	5.39%	4.02%	5.52%	5.52%
maximum sales charge	Class B(3)	4.70	3.23	N/A	2.99
	Class C(4)	4.98	3.51	N/A	3.23
	Class Y(5)	5.76	4.28	5.78	5.90
After deducting maximum	Class A(2)	0.69	3.05	5.03	5.03
sales charge	Class B(3)	-0.30	2.88	N/A	2.84
	Class C(4)	4.23	3.51	N/A	3.23
Lehman Brothers US Aggregate Bond Index(6)		6.12	4.48	6.01	6.11

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2006 prospectuses were as follows: Class A—1.07% and .85%; Class B—1.83% and 1.60%; Class C—1.56% and 1.35%; Class Y—.82% and .60%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so the Fund's operating expenses, through the fiscal year ending June 30, 2007, do not exceed Class A—.85%; Class B—1.60%; Class C—1.35%; Class Y—.60%. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

(1)  Inception date of UBS U.S. Bond Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/06/01 and 11/08/01, respectively. Inception date of Class Y shares and the Index is 08/31/95.

(2)  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

(3)  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

(4)  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

(5)  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

(6)  The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for maximum sales charge) and $10,000,000 in Class Y shares (unaudited)

The following two charts show the growth in the value of an investment in UBS U.S. Bond Fund Class A shares (adjusted for 4.50% maximum sales charge), Class Y shares and the Lehman Brothers US Aggregate Bond Index, if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 2007. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Bond Fund Class A vs. Lehman Brothers US Aggregate Bond Index

Wealth value with dividends reinvested

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%.

UBS U.S. Bond Fund Class Y vs. Lehman Brothers US Aggregate Bond Index

Wealth value with dividends reinvested

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS U.S. Bond Fund

Top ten fixed income holdings (unaudited)(1)

As of June 30, 2007

Percentage of net assets
US Treasury Notes, 4.500%, due 03/31/12	8.0%
US Treasury Notes, 4.625%, due 11/15/16	3.7
US Treasury Bonds, 6.250%, due 05/15/30	3.3
US Treasury Bonds, 6.250%, due 08/15/23	3.3
US Treasury Bonds, 4.750%, due 02/15/37	2.6
US Treasury Bonds, 8.750%, due 05/15/17	2.4
Federal National Mortgage Association, 5.500%, due 03/15/11	1.4
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	1.2
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 5.410%, due 05/25/36	1.0
US Treasury Notes, 4.750%, due 12/31/08	0.8
Total	27.7%

(1)  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies was included.

UBS U.S. Bond Fund

Industry diversification (unaudited)(1)

As a percentage of net assets as of June 30, 2007

Bonds US bonds US corporate bonds
Automobiles	0.27%
Beverages	0.07
Capital markets	0.63
Chemicals	0.11
Commercial banks	0.89
Commercial services & supplies	0.05
Consumer finance	1.90
Diversified financial services	1.66
Diversified telecommunication services	0.32
Electric utilities	0.16
Insurance	0.07
IT services	0.08
Media	0.23
Multi-utilities	0.06
Oil, gas & consumable fuels	0.14
Personal products	0.08
Pharmaceuticals	0.09
Real estate investment trusts (REITs)	0.05
Road & rail	0.23
Wireless telecommunication services	0.08
Total US corporate bonds	7.17
Asset-backed securities	2.67
Collateralized debt obligation	0.20
Commercial mortgage-backed securities	4.37
Mortgage & agency debt securities	19.74
Stripped mortgage-backed security	0.00 (2)
US government obligations	24.19
Total US bonds	58.34
International bonds
Foreign government bond	0.43
International corporate bonds
Commercial banks	0.11%
Diversified telecommunication services	0.06
Total international corporate bonds	0.17
Total international bonds	0.60
Total bonds	58.94
Investment companies
UBS Corporate Bond Relationship Fund	1.63
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.07
UBS Opportunistic High Yield Relationship Fund	6.61
UBS U.S. Securitized Mortgage Relationship Fund	27.47
Total investment companies	37.78
Short-term investments	2.47
Options purchased	0.41
Total investments	99.60
Cash and other assets, less liabilities	0.40
Net assets	100.00%

(1)  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

(2)  Amount represents less than 0.005%.

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—58.94%
US bonds—58.34%
US corporate bonds—7.17%
AT&T Corp., 8.000%, due 11/15/31	$175,000	$208,001
AvalonBay Communities, Inc., 7.500%, due 08/01/09	95,000	98,997
Avon Products, Inc., 7.150%, due 11/15/09	150,000	155,539
Bank of America Corp., 5.420%, due 03/15/17	400,000	383,466
Bank One Corp., 7.875%, due 08/01/10	345,000	368,389
BellSouth Corp., 6.550%, due 06/15/34	125,000	124,789
Burlington Northern Santa Fe Corp., 7.082%, due 05/13/29	200,000	212,732
Capital One Financial Corp., 5.500%, due 06/01/15	170,000	164,095
Citigroup, Inc., 5.625%, due 08/27/12	975,000	975,208
Comcast Cable Communications LLC, 6.750%, due 01/30/11	425,000	439,899
Computer Sciences Corp., 3.500%, due 04/15/08	165,000	162,438
Coors Brewing Co., 6.375%, due 05/15/12	135,000	138,235
Credit Suisse First Boston USA, Inc., 6.500%, due 01/15/12	180,000	186,440
DaimlerChrysler N.A. Holding Corp., 4.050%, due 06/04/08	530,000	522,565
Devon Financing Corp. ULC, 6.875%, due 09/30/11	260,000	271,423
Dominion Resources, Inc., Series B, 5.950%, due 06/15/35	130,000	121,897
Erac USA Finance Co., 8.000%, due 01/15/11(1)	200,000	213,443
Ford Motor Credit Co. LLC, 5.800%, due 01/12/09	2,325,000	2,275,831
General Electric Capital Corp., 6.000%, due 06/15/12	1,145,000	1,165,421
6.750%, due 03/15/32	140,000	151,895
GMAC LLC, 6.875%, due 09/15/11	510,000	501,663
Goldman Sachs Group, Inc., 6.875%, due 01/15/11	500,000	520,078
HSBC Bank USA N.A., 5.625%, due 08/15/35	265,000	243,505
HSBC Finance Corp., 6.750%, due 05/15/11	295,000	306,218
ICI Wilmington, Inc., 4.375%, due 12/01/08	220,000	216,293
International Lease Finance Corp., 3.500%, due 04/01/09	300,000	290,598

	Face amount	Value
US corporate bonds—(concluded)
John Deere Capital Corp., 7.000%, due 03/15/12	$145,000	$153,307
JPMorgan Chase & Co., 6.750%, due 02/01/11	225,000	233,765
MBNA Corp., 7.500%, due 03/15/12	125,000	134,641
Metlife, Inc., 5.000%, due 11/24/13	145,000	139,407
Morgan Stanley, 6.750%, due 04/15/11	680,000	705,042
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	130,000	162,061
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	200,000	203,137
Sprint Capital Corp., 8.750%, due 03/15/32	200,000	224,626
US Bank N.A., 6.375%, due 08/01/11	240,000	247,236
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	70,000	73,625
Wachovia Bank N.A., 7.800%, due 08/18/10	345,000	366,211
Waste Management, Inc., 7.375%, due 08/01/10	100,000	104,771
Wells Fargo Bank N.A., 6.450%, due 02/01/11	480,000	494,925
Wyeth, 5.500%, due 03/15/13	170,000	168,223
Xcel Energy, Inc., 7.000%, due 12/01/10	100,000	104,279
Total US corporate bonds (cost $14,025,025)		13,934,314
Asset-backed securities—2.67%
Conseco Finance, Series 01-D, Class M2, 7.070%, due 11/15/32(2)	465,340	404,378
Countrywide Asset-Backed Certificates, Series 04-SD1, Class A1, 5.660%, due 06/25/33(1),(2)	84,433	84,670
Fieldstone Mortgage Investment Corp., Series 06-S1, Class A, 5.540%, due 01/25/37(1),(2)	435,083	429,821
Green Tree Financial Corp., Series 99-3, Class A5, 6.160%, due 02/01/31	3,476	3,476
Series 94-5, Class A5, 8.300%, due 11/15/19	91,173	94,507
GSAMP Trust, Series 06-S3, Class A2, 5.769%, due 05/25/36(3),(4)	1,450,000	1,160,000
Series 06-S3, Class A1, 6.085%, due 05/25/36(4)	997,734	980,274

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Asset-backed securities—(concluded)
Long Beach Mortgage Loan Trust, Series 06-A, Class A1, 5.410%, due 05/25/36(2)	$1,925,948	$1,882,157
Structured Asset Securities Corp., Series 03-AL2, Class A, 3.357%, due 01/25/31(1)	177,777	161,910
Total asset-backed securities (cost $5,586,591)		5,201,193
Collateralized debt obligation—0.20%
Abacus Ltd., Series 06-10A, Class H, 6.820%, due 10/30/45(1),(2),(3),(5) (cost $400,000)	400,000	388,000
Commercial mortgage-backed securities—4.37%
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class C, 6.349%, due 06/11/35	745,000	762,816
Bear Stearns Commercial Mortgage Securities, Series 00-WF2, Class A2, 7.320%, due 10/15/32	200,000	209,099
Series 00-WF1, Class A2, 7.780%, due 02/15/32	1,215,000	1,269,632
DLJ Commercial Mortgage Corp., Series 00-CKP1, Class A1B, 7.180%, due 11/10/33	785,117	817,122
First Union Commercial Mortgage Securities, Inc., Series 97-C2, Class A3, 6.650%, due 11/18/29	98,459	98,379
Host Marriott Pool Trust, Series 99-HMTA, Class A, 6.980%, due 08/03/15(1)	127,690	129,759
Series 99-HMTA, Class C, 7.730%, due 08/03/15(1)	360,000	375,164
Series 99-HMTA, Class D, 7.970%, due 08/03/15(1)	220,000	230,190
Series 99-HMTA, Class E, 8.070%, due 08/03/15(1)	220,000	230,574
Mach One Trust Commercial Mortgage-Backed, Series 04-1A, Class A1, 3.890%, due 05/28/40(1)	323,105	319,978
Merrill Lynch Mortgage Trust, Series 05-LC1, Class A4, 5.291%, due 01/12/44(2)	1,475,000	1,422,772
PNC Mortgage Acceptance Corp., Series 00-C1, Class A2, 7.610%, due 02/15/10	833,268	864,003

	Face amount	Value
Commercial mortgage-backed securities—(concluded)
Prudential Mortgage Capital Funding LLC, Series 01-ROCK, Class A2, 6.605%, due 05/10/34	$115,000	$118,688
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2, 7.520%, due 12/18/09	1,250,000	1,296,710
TIAA Retail Commercial Trust, Series 01-C1A, Class A2, 6.300%, due 06/19/21(1)	345,032	346,205
Total commercial mortgage-backed securities (cost $8,778,323)		8,491,091
Mortgage & agency debt securities—19.74%
Countrywide Alternative Loan Trust, Series 04-J8, Class 2A1, 7.000%, due 08/25/34	183,891	187,206
Countrywide Home Loan Mortgage Pass-Through Trust, Series 06-HYB1, Class 1A1, 5.363%, due 03/20/36(2)	966,614	957,487
Credit Suisse Mortgage Capital Certificates, Series 06-2, Class 3A1, 6.500%, due 03/25/36	1,111,839	1,119,910
CS First Boston Mortgage Securities Corp., Series 05-9, Class 3A1, 6.000%, due 10/25/35	908,312	902,661
Series 05-11, Class 1A1, 6.500%, due 12/25/35	938,931	941,425
Series 05-12, Class 1A1, 6.500%, due 01/25/36	1,101,668	1,110,356
Series 03-8, Class 5A1, 6.500%, due 04/25/33	121,956	122,034
Series 02-10, Class 2A1, 7.500%, due 05/25/32	101,537	101,970
Federal Home Loan Bank System, 5.500%, due 08/13/14	1,535,000	1,545,518
Federal Home Loan Mortgage Corp., 5.300%, due 02/27/09	760,000	758,887
5.600%, due 10/17/13	1,265,000	1,257,538
5.750%, due 06/27/16	815,000	820,681
Federal Home Loan Mortgage Corp. Gold Pools, # E93969, 5.500%, due 01/01/18	358,007	353,892
# E01345, 5.500%, due 04/01/18	323,878	320,078
# G11429, 6.000%, due 12/01/17	269,571	271,110

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(continued)
US bonds—(continued)
Mortgage & agency debt securities—(continued)
# C63008, 6.000%, due 01/01/32	$966,546	$964,260
# G01038, 6.500%, due 06/01/29	50,013	51,091
# G01717, 6.500%, due 11/01/29	326,587	333,420
# C64678, 6.500%, due 03/01/32	52,414	53,477
# G01449, 7.000%, due 07/01/32	724,963	749,500
Federal Home Loan Mortgage Corp. REMICs, Series 2532, Class PD, 5.500%, due 06/15/26	167,861	167,529
Series 2297, Class NB, 6.000%, due 03/15/16	357,886	360,871
Series 2148, Class ZA, 6.000%, due 04/15/29	516,531	512,591
Series 2426, Class GH, 6.000%, due 08/15/30	146,364	146,709
Series 1595, Class D, 7.000%, due 10/15/13	118,026	120,536
Federal National Mortgage Association, 4.250%, due 08/15/10	1,450,000	1,410,730
5.200%, due 11/08/10	1,555,000	1,549,657
5.500%, due 03/15/11	2,770,000	2,793,628
5.500%, due 01/23/12	1,275,000	1,271,897
6.070%, due 05/12/16	800,000	802,026
6.250%, due 02/01/11	1,370,000	1,415,946
Federal National Mortgage Association Grantor Trust, Series 00-T6, Class A1, 7.500%, due 06/25/30	381,230	393,163
Federal National Mortgage Association Pools, # 735661, 5.500%, due 12/01/17	952,150	941,538
# 255047, 5.500%, due 01/01/24	1,130,954	1,105,760
# 357501, 5.500%, due 02/01/24	1,018,461	995,104
# 576764, 5.500%, due 09/01/24	285,250	277,830
# 688066, 5.500%, due 03/01/33	497,406	482,038
# 688314, 5.500%, due 03/01/33	582,829	564,699
# 802481, 5.500%, due 11/01/34	877,971	850,039
# 545015, 6.000%, due 06/01/16	770,183	774,776

	Face amount	Value
Mortgage & agency debt securities—(continued)
# 254798, 6.000%, due 06/01/23	$185,352	$185,800
# 408267, 6.000%, due 03/01/28	58,036	57,849
# 252339, 6.000%, due 03/01/29	66,195	65,981
# 323715, 6.000%, due 05/01/29	60,396	60,201
# 522564, 6.000%, due 07/01/29	211,100	210,466
# 676733, 6.000%, due 01/01/33	436,506	434,482
# 708631, 6.000%, due 06/01/33	70,810	70,395
# 253824, 7.000%, due 03/01/31	14,587	15,111
# 619809, 7.000%, due 11/01/31	84,976	88,073
Federal National Mortgage Association Whole Loan, Series 04-W12, Class 1A3, 7.000%, due 07/25/44	441,765	453,494
Series 04-W15, Class 1A3, 7.000%, due 08/25/44	452,826	465,732
Series 95-W3, Class A, 9.000%, due 04/25/25	4,896	5,291
First Horizon Alternative Mortgage Securities Trust, Series 04-AA3, Class A1, 5.303%, due 09/25/34(2)	476,485	473,580
First Horizon Asset Securities, Inc., Series 04-FL1, Class 1A1, 5.590%, due 02/25/35(2)	63,692	63,673
Government National Mortgage Association Pools, # 2687, 6.000%, due 12/20/28	70,217	70,087
# 2753, 6.000%, due 05/20/29	321,769	321,127
# 2794, 6.000%, due 08/20/29	233,397	232,932
# 80329, 6.125%, due 10/20/29(2)	105,079	105,864
# 780204, 7.000%, due 07/15/25	6,003	6,261
GSR Mortgage Loan Trust, Series 05-4F, Class 3A1, 6.500%, due 04/25/20	693,473	707,776
IndyMac INDX Mortgage Loan Trust, Series 05-AR3, Class B1, 5.412%, due 04/25/35(2)	1,372,985	1,355,525

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2007

	Face amount	Value
Bonds—(concluded)
US bonds—(concluded)
Mortgage & agency debt securities—(concluded)
Morgan Stanley Mortgage Loan Trust, Series 06-1AR, Class 2A, 5.948%, due 02/25/36(2)	$1,173,457	$1,183,269
Series 04-4, Class 2A, 6.408%, due 09/25/34(2)	455,121	457,183
Residential Asset Securitization Trust, Series 04-IP2, Class B1, 5.420%, due 12/25/34(2)	1,028,375	1,020,895
Structured Asset Securities Corp., Series 04-20, Class 4A1, 6.000%, due 11/25/34	430,521	428,670
Total mortgage & agency debt securities (cost $39,027,824)		38,399,285
Stripped mortgage-backed security—0.00%(6)
MLCC Mortgage Investors, Inc., Series 03-D, Class XA1, IO, 1.000%, due 08/25/28(2),(3) (cost $3,447)	3,436,149	263
US government obligations—24.19%
US Treasury Bonds, 4.750%, due 02/15/37	5,360,000	5,053,896
6.250%, due 08/15/23	5,710,000	6,340,333
6.250%, due 05/15/30	5,645,000	6,452,060
8.750%, due 05/15/17	3,615,000	4,631,719
US Treasury Notes, 4.500%, due 03/31/12	15,795,000	15,506,251
4.625%, due 11/15/16	7,385,000	7,157,106
4.750%, due 12/31/08	1,645,000	1,639,988
4.750%, due 05/15/14	270,000	266,625
Total US government obligations (cost $47,518,261)		47,047,978
Total US bonds (cost $115,339,471)		113,462,124
International bonds—0.60%
Foreign government bond—0.43%
Egypt—0.43%
Egypt Government Agency for International Development, 4.450%, due 09/15/15 (cost $867,285)	895,000	839,214
International corporate bonds—0.17%
Luxembourg—0.06%
Telecom Italia Capital SA, 5.250%, due 11/15/13	120,000	114,345

	Face amount	Value
United Kingdom—0.11%
Abbey National PLC, 7.950%, due 10/26/29	$105,000	$126,122
Royal Bank of Scotland Group PLC, 9.118%, due 03/31/10(7)	70,000	76,101
		202,223
Total international corporate bonds (cost $330,415)		316,568
Total international bonds (cost $1,197,700)		1,155,782
Total bonds (cost $116,537,171)		114,617,906
	Shares
Investment companies—37.78%
UBS Corporate Bond Relationship Fund(8)	266,105	3,171,063
UBS Opportunistic Emerging Markets Debt Relationship Fund(8)	337,846	4,035,065
UBS Opportunistic High Yield Relationship Fund(8)	957,291	12,857,378
UBS U.S. Securitized Mortgage Relationship Fund(8)	4,187,087	53,423,874
Total investment companies (cost $71,287,781)		73,487,380
Short-term investments—2.47%
Other—2.35%
UBS Supplementary Trust— U.S. Cash Management Prime Fund, 5.37%(8),(9) (cost $4,566,581)	4,566,581	4,566,581
	Face amount
US government obligation—0.12%
US Treasury Bills, 4.81%, due 12/20/07(10),(11) (cost $244,386)	$250,000	244,395
Total short-term investments (cost $4,810,967)		4,810,976
	Number of contracts
Options purchased—0.41%
Call options—0.11%
5 Year US Treasury Notes Futures, strike @ 104.50, expires August 2007*(11)	598	196,219
strike @ 106.00, expires August 2007*(11)	204	9,563
		205,782

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2007

	Number of contracts	Value
Options purchased—(concluded)
Put options—0.30%
90 Day Euro Futures, strike @ 94.75, expires December 2007*(11)	443	$143,975
90 Day Sterling Interest Rate Futures, strike @ GBP 93.75, expires March 2008*(11)	736	286,354
5 Year US Treasury Notes Futures, strike @ 103.50, expires August 2007*(11)	598	158,844
		589,173
Total options purchased (cost $884,421)		794,955
Total investments—99.60% (cost $193,520,340)		193,711,217
Cash and other assets, less liabilities—0.40%		783,734
Net assets—100.00%		$194,494,951

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $195,179,661; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,713,940
Gross unrealized depreciation	(3,182,384)
Net unrealized depreciation	$(1,468,444)

*  Non-income producing security.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $2,909,714 or 1.50% of net assets.

(2)  Floating rate security—The interest rate shown is the current rate as of June 30, 2007.

(3)  Security is illiquid. At June 30, 2007, the value of these securities amounted to $1,548,263 or 0.80% of net assets.

(4)  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2007. Maturity date disclosed is the ultimate maturity date.

(5)  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2007, the value of these securities amounted to $388,000 or 0.20% of net assets.

(6)  Amount represents less than 0.005%.

(7)  Perpetual bond security. The maturity date reflects the next call date.

(8)  Investment in affiliated mutual fund.

(9)  The rate shown reflects the yield at June 30, 2007.

(10)  The rate shown is the effective yield at the date of purchase.

(11)  This security was pledged to cover margin requirements for futures contracts.

CS  Credit Suisse

GMAC  General Motors Acceptance Corp.

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSR  Goldman Sachs Residential

IO  Interest only security—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

MLCC  Merrill Lynch Credit Corp.

REMIC  Real Estate Mortgage Investment Conduit

UBS U.S. Bond Fund—Portfolio of investments

June 30, 2007

Restricted security

Security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	06/30/07 Market value	06/30/07 Market value as a percentage of net assets
Abacus Ltd., Series 06-10A, Class H, 6.820%, due 10/30/45	02/23/06	$400,000	0.21%	$388,000	0.20%

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of June 30, 2007:

	Expiration date	Cost	Value	Unrealized appreciation
US Treasury futures buy contracts:
5 Year US Treasury Notes, 2 contracts	September 2007	$206,115	$208,156	$2,041

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2007, was $1,067,350.

Options written

UBS U.S. Bond Fund had the following open options written as of June 30, 2007:

Put Options Written

	Expiration dates	Premiums received	Value
90 Day Euro Futures, 443 contracts, strike @ 94.50	December 2007	$47,947	$30,456
90 Day Sterling Interest Rate Futures, 1,177 contracts, strike @ 94.00	March 2008	234,404	206,809
Total put options written		$282,351	$237,265

See accompanying notes to financial statements.

The UBS Funds

June 30, 2007 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

June 30, 2007 (unaudited)

	Beginning account value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* 01/01/07 to 06/30/07	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$985.30	$5.81	1.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	5.91	1.18%
Class B Actual	1,000.00	981.70	9.63	1.96%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	9.79	1.96%
Class C Actual	1,000.00	981.70	9.53	1.94%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.69	1.94%
Class Y Actual	1,000.00	987.10	4.43	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90%
UBS Global Allocation Fund
Class A Actual	1,000.00	1,046.60	5.68	1.12%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.61	1.12%
Class B Actual	1,000.00	1,041.60	9.67	1.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.32	9.54	1.91%
Class C Actual	1,000.00	1,042.50	9.57	1.89%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.44	1.89%
Class Y Actual	1,000.00	1,047.40	4.47	0.88%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88%
UBS Global Equity Fund
Class A Actual	1,000.00	1,064.00	6.35	1.24%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.21	1.24%
Class B Actual	1,000.00	1,060.30	10.17	1.99%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94	1.99%
Class C Actual	1,000.00	1,060.00	10.16	1.99%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94	1.99%
Class Y Actual	1,000.00	1,065.50	5.17	1.01%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01%

The UBS Funds

June 30, 2007 (unaudited)

	Beginning account value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* 01/01/07 to 06/30/07	Expense ratio during period
UBS International Equity Fund
Class A Actual	$1,000.00	$1,087.90	$6.52	1.26%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26%
Class B Actual	1,000.00	1,083.80	10.33	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00%
Class C Actual	1,000.00	1,082.70	10.33	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00%
Class Y Actual	1,000.00	1,088.30	5.23	1.01%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01%
UBS U.S. Equity Alpha Fund
Class A Actual	1,000.00	1,065.50	9.47	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	9.25	1.85%
Class C Actual	1,000.00	1,061.90	13.19	2.58%
Hypothetical (5% annual return before expenses)	1,000.00	1,012.69	12.87	2.58%
Class Y Actual	1,000.00	1,067.40	8.56	1.67%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.41	8.35	1.67%
UBS U.S. Large Cap Equity Fund
Class A Actual	1,000.00	1,069.10	6.00	1.17%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.99	5.86	1.17%
Class B Actual	1,000.00	1,064.90	9.83	1.92%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.59	1.92%
Class C Actual	1,000.00	1,064.90	9.78	1.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.32	9.54	1.91%
Class Y Actual	1,000.00	1,070.40	4.57	0.89%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	4.46	0.89%
UBS U.S. Large Cap Growth Fund
Class A Actual	1,000.00	1,079.90	5.36	1.04%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04%
Class B Actual	1,000.00	1,076.60	9.22	1.79%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.92	8.95	1.79%
Class C Actual	1,000.00	1,075.50	9.21	1.79%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.92	8.95	1.79%
Class Y Actual	1,000.00	1,081.00	4.13	0.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80%

The UBS Funds

June 30, 2007 (unaudited)

	Beginning account value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* 01/01/07 to 06/30/07	Expense ratio during period
UBS U.S. Large Cap Value Equity Fund
Class A Actual	$1,000.00	$1,068.70	$5.59	1.09%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09%
Class B Actual	1,000.00	1,063.80	9.42	1.84%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.67	9.20	1.84%
Class C Actual	1,000.00	1,064.30	9.42	1.84%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.67	9.20	1.84%
Class Y Actual	1,000.00	1,069.40	4.36	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.26	0.85%
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000.00	1,114.10	7.55	1.44%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.20	1.44%
Class C Actual	1,000.00	1,110.80	11.46	2.19%
Hypothetical (5% annual return before expenses)	1,000.00	1,013.93	10.94	2.19%
Class Y Actual	1,000.00	1,115.00	6.24	1.19%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19%
UBS U.S. Small Cap Growth Fund
Class A Actual	1,000.00	1,094.80	6.60	1.27%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.36	1.27%
Class B Actual	1,000.00	1,090.80	10.42	2.01%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.04	2.01%
Class C Actual	1,000.00	1,091.00	10.47	2.02%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02%
Class Y Actual	1,000.00	1,096.40	5.30	1.02%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02%
UBS Absolute Return Bond Fund
Class A Actual	1,000.00	1,003.20	4.77	0.96%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.03	4.81	0.96%
Class C Actual	1,000.00	1,000.50	6.45	1.30%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.51	1.30%
Class Y Actual	1,000.00	1,003.20	3.77	0.76%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.03	3.81	0.76%

The UBS Funds

June 30, 2007 (unaudited)

	Beginning account value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* 01/01/07 to 06/30/07	Expense ratio during period
UBS Global Bond Fund
Class A Actual	$1,000.00	$990.20	$5.63	1.14%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14%
Class B Actual	1,000.00	986.50	9.31	1.89%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.44	1.89%
Class C Actual	1,000.00	986.70	8.08	1.64%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.66	8.20	1.64%
Class Y Actual	1,000.00	991.40	4.44	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90%
UBS High Yield Fund
Class A Actual	1,000.00	1,025.60	5.98	1.19%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19%
Class B Actual	1,000.00	1,021.80	9.73	1.94%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.69	1.94%
Class C Actual	1,000.00	1,023.00	8.48	1.69%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.45	1.69%
Class Y Actual	1,000.00	1,026.70	4.77	0.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95%
UBS U.S. Bond Fund
Class A Actual	1,000.00	1,011.20	4.24	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.26	0.85%
Class B Actual	1,000.00	1,007.40	7.91	1.59%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	7.95	1.59%
Class C Actual	1,000.00	1,008.70	6.67	1.34%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.71	1.34%
Class Y Actual	1,000.00	1,012.50	2.99	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60%

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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The UBS Funds—Financial statements

Statements of assets and liabilities

June 30, 2007

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$806,818,355	$3,786,427,064	$272,284,452	$124,519,688	$263,463,645		$814,477,425	$68,656,475
Affiliated issuers	1,678,576,656	713,007,101	22,130,406	9,500,000	879,283		17,042,612	834,340
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	144,054,788	—	6,089,234	—		—	—
Foreign currency, at cost	22,838,473	14,713,935	1,230,398	2,967,664	—		—	—
	$2,508,233,484	$4,658,202,888	$295,645,256	$143,076,586	$264,342,928		$831,520,037	$69,490,815
Investments, at value:
Unaffiliated issuers	$925,059,576	$4,239,940,680	$378,079,003	$187,497,843	$281,029,437		$981,686,411	$72,317,806
Affiliated issuers	2,143,739,215	905,595,925	30,732,757	13,234,141	879,283		17,042,612	834,340
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1),(2)	—	144,054,788	—	6,089,234	—		—	—
Foreign currency, at value	23,096,860	14,843,223	1,238,013	2,996,385	—		—	—
Cash	—	1,533,586	—	—	1,720,552		1,451,000	—
Receivables:
Investment securities sold	1,238,368	77,382,694	192,165	3,390,188	65,411		1,261,186	2,505,183
Due from advisor -	—	—	—	—	—		—	26,431
Dividends	1,674,998	3,707,772	661,106	411,740	283,020		878,125	37,359
Interest	1,361,025	15,691,351	2,242	4,975	3,270		132,670	5,683
Fund shares sold	5,060,123	12,145,146	457,117	503,854	465,219		2,351,814	172,664
Due from broker	—	—	—	—	—		—	—
Variation margin	—	—	—	—	—		—	—
Receivable for foreign tax reclaims	378,803	160,992	201,683	98,396	—		—	—
Cash collateral for futures contracts	638,745,567	33,808,813	—	—	—		—	—
Unrealized appreciation on forward foreign currency contracts	5,979,816	279,895	44,304	36,152	—		—	—
Outstanding swap agreements, at value(3)	56,724,320	483,531	—	—	—		—	—
Other assets	63,733	595,938	47,041	52,396	19,394		16,416	299
Total assets	3,803,122,404	5,450,224,334	411,655,431	214,315,304	284,465,586		1,004,820,234	75,899,765
Liabilities:
Payables:
Cash collateral from securities loaned	—	144,054,788	—	6,089,234	—		—	—
Investment securities purchased	2,616,296	92,699,084	—	40,676	—		—	2,430,078
Investment advisory and administration fees	2,271,117	3,173,077	237,279	124,785	290,418	(4)	619,578	—
Fund shares redeemed	11,542,485	9,008,125	844,089	1,357,456	542,775		1,318,897	133,784
Distribution and service fees	964,722	1,797,013	84,830	8,021	72,771		41,971	3,005
Trustees' fees	8,063	9,953	4,229	3,964	3,906		4,699	3,702
Custody fees	118,905	424,140	56,142	43,825	16,443		70,514	5,078
Variation margin	13,119,451	612,634	—	—	—		14,850	—
Due to broker	437,440,444	13,967,600	—	—	—		—	—
Due to custodian	3,925,381	—	—	3,622,448	—		—	—

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund		UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$102,766,975	$5,239,101		$348,103,286	$480,159,245	$102,831,757	$103,245,441	$117,665,978
Affiliated issuers	1,287,082	65,133		14,753,752	38,062,544	18,373,742	3,832,781	75,854,362
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	—	—		—	—	—	—	—
Foreign currency, at cost	—	—		—	16,205,029	545,674	—	—
	$104,054,057	$5,304,234		$362,857,038	$534,426,818	$121,751,173	$107,078,222	$193,520,340
Investments, at value:
Unaffiliated issuers	$138,094,129	$5,868,735		$448,045,426	$477,318,341	$102,901,341	$103,246,735	$115,657,256
Affiliated issuers	1,287,082	65,133		14,753,752	39,976,999	19,052,195	3,832,781	78,053,961
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1),(2)	—	—		—	—	—	—	—
Foreign currency, at value	—	—		—	16,443,704	551,453	—	—
Cash	—	—		—	1,242,977	12,000	14,125	—
Receivables:
Investment securities sold	70,959	—		6,511,767	15,589,969	497,707	—	7,594,094
Due from advisor -	—	40,432	(5)	—	—	—	—	—
Dividends	177,091	888		99,090	—	—	—	—
Interest	6,292	327		34,411	7,702,595	1,623,502	2,127,786	1,254,701
Fund shares sold	95,286	—		653,694	749,868	190,707	162,558	243,397
Due from broker	—	—		—	8,687,506	—	—	—
Variation margin	—	—		—	—	—	—	625
Receivable for foreign tax reclaims	—	—		—	485	—	—	—
Cash collateral for futures contracts	—	—		—	1,879,368	—	—	28,000
Unrealized appreciation on forward foreign currency contracts	—	—		—	360,757	86,980	—	—
Outstanding swap agreements, at value(3)	—	—		—	6,384,069	—	—	1,403,382
Other assets	2,738	105		8,884	10,811	2,156	2,165	3,453
Total assets	139,733,577	5,975,620		470,107,024	576,347,449	124,918,041	109,386,150	204,238,869
Liabilities:
Payables:
Cash collateral from securities loaned	—	—		—	—	—	—	—
Investment securities purchased	—	—		3,455,981	16,840,079	557,665	2,387,091	7,604,610
Investment advisory and administration fees	71,693	—		254,565	285,584	40,259	61,805	50,072
Fund shares redeemed	244,286	8,251		4,044,262	1,958,349	260,183	287,602	698,301
Distribution and service fees	39,229	531		39,138	48,229	4,070	18,643	7,500
Trustees' fees	3,750	3,612		4,220	4,356	3,747	3,744	3,887
Custody fees	12,166	542		39,102	57,510	13,300	11,211	10,841
Variation margin	—	—		—	795,897	—	—	—
Due to broker	—	—		—	—	—	—	95,805
Due to custodian	—	—		—	—	—	—	19,647

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

June 30, 2007

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Options written, at value(6)	$838,173	$—	$—	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—	$237,265
Securities sold short	—	—	—	—	47,804,068	(7)	—	—	—	—	—	—	—	—	—
Dividends payable for securities sold short	—	—	—	—	55,840		—	—	—	—	—	—	—	—	—
Accrued expenses	406,486	1,234,024	212,311	120,248	80,629		127,081	51,364	95,405	39,413	203,918	107,527	75,044	101,708	79,026
Unrealized depreciation on forward foreign currency contracts	38,113,614	27,128,878	2,165,266	1,059,409	—		—	—	—	—	—	995,447	700,199	—	—
Outstanding swap agreements, at value(3)	38,668,747	—	—	—	—		—	—	—	—	—	1,437,464	—	—	936,964
Total liabilities	550,033,884	294,109,316	3,604,146	12,470,066	48,866,850		2,197,590	2,627,011	466,529	52,349	8,041,186	22,530,442	1,654,467	2,871,804	9,743,918
Net assets	$3,253,088,520	$5,156,115,018	$408,051,285	$201,845,238	$235,598,736		$1,002,622,644	$73,272,754	$139,267,048	$5,923,271	$462,065,838	$553,817,007	$123,263,574	$106,514,346	$194,494,951
Net assets consist of:
Beneficial interest	$2,886,703,001	$4,335,170,284	$1,028,741,131	$120,006,725	$212,607,220		$810,871,958	$70,507,984	$97,604,094	$5,252,794	$355,384,877	$553,266,485	$124,890,769	$327,761,512	$196,762,312
Accumulated undistributed (distributions in excess of) net investment income	(130,946,501)	(212,477)	241,492	1,638,529	212,931		4,684,713	63,458	706,587	17,399	—	1,435,214	(1,066,893)	39,734	706,894
Accumulated undistributed net realized gain (loss)	(58,553,868)	200,416,497	(733,221,999)	14,469,847	7,319,795		19,900,803	(960,019)	5,629,213	23,444	6,738,821	(1,545,289)	(724,121)	(221,288,194)	(3,537,858)
Net unrealized appreciation (depreciation)	555,885,888	620,740,714	112,290,661	65,730,137	15,458,790		167,165,170	3,661,331	35,327,154	629,634	99,942,140	660,597	163,819	1,294	563,603
Net assets	$3,253,088,520	$5,156,115,018	$408,051,285	$201,845,238	$235,598,736		$1,002,622,644	$73,272,754	$139,267,048	$5,923,271	$462,065,838	$553,817,007	$123,263,574	$106,514,346	$194,494,951

(1)  The market value of securities loaned for UBS Global Allocation Fund as of June 30, 2007 is $337,414,527.

(2)  The market value of securities loaned for UBS International Equity Fund as of June 30, 2007 is $5,832,136.

(3)  Upfront payments made by UBS Absolute Return Bond Fund and UBS U.S. Bond Fund were $4,387,578 and $140,377, respectively.

(4)  Includes $45,595 of reimbursement for offering costs payable to Advisor.

(5)  Includes $43,545 of reimbursement for offering costs payable to Advisor.

(6)  Premiums received for UBS Dynamic Alpha Fund and UBS U.S. Bond Fund were $1,084,823 and $282,351, respectively.

(7)  Proceeds from securities sold short for UBS U.S. Equity Alpha Fund was $45,697,066.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Options written, at value(6)	$—	$—	$—	$—	$—	$—	$237,265
Securities sold short	—	—	—	—	—	—	—
Dividends payable for securities sold short	—	—	—	—	—	—	—
Accrued expenses	95,405	39,413	203,918	107,527	75,044	101,708	79,026
Unrealized depreciation on forward foreign currency contracts	—	—	—	995,447	700,199	—	—
Outstanding swap agreements, at value(3)	—	—	—	1,437,464	—	—	936,964
Total liabilities	466,529	52,349	8,041,186	22,530,442	1,654,467	2,871,804	9,743,918
Net assets	$139,267,048	$5,923,271	$462,065,838	$553,817,007	$123,263,574	$106,514,346	$194,494,951
Net assets consist of:
Beneficial interest	$97,604,094	$5,252,794	$355,384,877	$553,266,485	$124,890,769	$327,761,512	$196,762,312
Accumulated undistributed (distributions in excess of) net investment income	706,587	17,399	—	1,435,214	(1,066,893)	39,734	706,894
Accumulated undistributed net realized gain (loss)	5,629,213	23,444	6,738,821	(1,545,289)	(724,121)	(221,288,194)	(3,537,858)
Net unrealized appreciation (depreciation)	35,327,154	629,634	99,942,140	660,597	163,819	1,294	563,603
Net assets	$139,267,048	$5,923,271	$462,065,838	$553,817,007	$123,263,574	$106,514,346	$194,494,951

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

Net asset value, offering price and redemption value per share:

June 30, 2007

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(2)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Class A:
Net assets	$2,168,596,449	$3,094,036,344	$168,207,546	$26,564,144	$187,444,437	$158,138,206	$9,541,900
Shares outstanding	189,976,822	208,972,221	10,873,469	2,045,572	16,226,035	7,461,849	893,691
Net asset value per share	$11.42	$14.81	$15.47	$12.99	$11.55	$21.19	$10.68
Offering price per share (NAV per share plus maximum sales charge)(1)	$12.08	$15.67	$16.37	$13.75	$12.22	$22.42	$11.30
Redemption proceeds per share	$11.42	$14.81	$15.47	$12.99	$11.55	$21.19	$10.68
Class B:
Net assets	$25,790,264	$139,060,672	$7,438,618	$555,076	N/A	$870,191	$215,740
Shares outstanding	2,290,668	9,574,432	492,285	43,334	N/A	42,119	21,031
Net asset value per share and offering price per share	$11.26	$14.52	$15.11	$12.81	N/A	$20.66	$10.26
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$10.70	$13.79	$14.35	$12.17	N/A	$19.63	$9.75
Class C:
Net assets	$579,916,367	$1,274,538,993	$52,378,056	$2,576,415	$42,749,582	$10,590,848	$986,246
Shares outstanding	51,520,342	88,026,622	3,487,179	202,780	3,718,032	512,653	96,107
Net asset value per share and offering price per share	$11.26	$14.48	$15.02	$12.71	$11.50	$20.66	$10.26
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$11.15	$14.34	$14.87	$12.58	$11.39	$20.45	$10.16
Class Y:
Net assets	$478,785,440	$648,479,009	$180,027,065	$172,149,603	$5,404,717	$833,023,399	$62,528,868
Shares outstanding	41,719,627	43,121,743	11,410,308	13,170,045	467,752	38,846,966	5,714,904
Net asset value per share, offering price and redemption value per share	$11.48	$15.04	$15.78	$13.07	$11.55	$21.44	$10.94

(1)  For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50%. Class Y has no contingent deferred sales charges.

(2)  UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund currently do not offer Class B shares.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund(2)	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund(2)	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Class A:
Net assets	$113,213,371	$261,288	$149,361,699	$257,180,446	$14,093,405	$45,030,873	$29,356,389
Shares outstanding	9,711,443	23,482	9,368,236	25,599,893	1,498,141	6,503,852	2,805,212
Net asset value per share	$11.66	$11.13	$15.94	$10.05	$9.41	$6.92	$10.46
Offering price per share (NAV per share plus maximum sales charge)(1)	$12.34	$11.78	$16.87	$10.31	$9.85	$7.25	$10.95
Redemption proceeds per share	$11.66	$11.13	$15.94	$10.05	$9.41	$6.92	$10.46
Class B:
Net assets	$1,060,524	N/A	$1,798,052	N/A	$214,744	$2,385,875	$441,728
Shares outstanding	92,205	N/A	117,899	N/A	22,773	344,440	42,174
Net asset value per share and offering price per share	$11.50	N/A	$15.25	N/A	$9.43	$6.93	$10.47
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$10.93	N/A	$14.49	N/A	$8.96	$6.58	$9.95
Class C:
Net assets	$15,919,136	$81,585	$7,877,186	$37,547,917	$1,490,599	$11,330,023	$1,524,845
Shares outstanding	1,393,745	7,395	517,187	3,739,571	158,866	1,635,916	145,922
Net asset value per share and offering price per share	$11.42	$11.03	$15.23	$10.04	$9.38	$6.93	$10.45
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)(1)	$11.31	$10.92	$15.08	$9.99	$9.31	$6.88	$10.37
Class Y:
Net assets	$9,074,017	$5,580,398	$303,028,901	$259,088,644	$107,464,826	$47,767,575	$163,171,989
Shares outstanding	774,783	500,608	18,501,987	25,775,228	10,288,482	6,862,669	15,596,702
Net asset value per share, offering price and redemption value per share	$11.71	$11.15	$16.38	$10.05	$10.45	$6.96	$10.46

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations

For the year ended June 30, 2007

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(1)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Investment income:
Dividends	$22,551,891	$56,597,535	$9,927,424	$5,750,967	$2,846,504	$14,086,725	$377,132
Interest and other	14,868,231	44,921,116	23,062	11,588	—	63,909	9,970
Affiliated interest	4,500,231	9,356,035	112,243	97,594	70,593	1,596,771	41,798
Securities lending-net	—	981,323	—	186,719	—	—	—
Foreign tax withheld	(3,114,831)	(2,239,354)	(520,961)	(552,372)	—	—	(6,991)
Total income	38,805,522	109,616,655	9,541,768	5,494,496	2,917,097	15,747,405	421,909
Expenses:
Advisory and administration fees	25,988,983	34,203,353	3,561,370	1,818,557	1,428,904	6,159,091	285,101
Service and distribution fees:
Class A	5,291,704	6,636,917	436,557	63,450	266,754	304,643	19,044
Class B	302,447	1,527,044	101,955	6,157	—	9,583	3,438
Class C	5,892,916	11,605,355	548,972	25,598	241,941	86,058	9,292
Transfer agency fees:
Class A	848,566	1,138,836	239,706	12,236	36,952	105,221	4,969
Class B	22,425	134,455	19,961	1,031	—	969	578
Class C	344,339	755,635	95,072	2,091	18,541	8,168	1,154
Class Y	39,596	256,160	63,229	146,764	123	353,546	48,517
Custodian	650,842	2,470,563	322,042	218,419	66,531	410,699	18,050
Federal and state registration	164,822	119,011	39,576	46,630	13,548	72,921	43,485
Professional services	65,246	69,019	88,650	64,860	88,879	81,231	49,668
Shareholder reports	465,239	883,612	185,457	27,519	10,566	63,774	6,454
Trustees	28,876	34,341	13,233	12,068	8,451	16,250	11,086
Offering costs	—	—	—	—	58,176	—	—
Dividend expense for securities sold short	—	—	—	—	441,389	—	—
Other	180,372	274,191	37,547	28,109	6,468	54,249	6,466
Total operating expenses	40,286,373	60,108,492	5,753,327	2,473,489	2,687,223	7,726,403	507,302
Fee waivers and/or expenses reimbursements by Advisor	—	—	(276,821)	(299,152)	(65,098)	—	(182,286)
Net operating expenses	40,286,373	60,108,492	5,476,506	2,174,337	2,622,125	7,726,403	325,016
Interest expense	19,101	—	15,429	23,936	73,048	17,044	—
Net expenses	40,305,474	60,108,492	5,491,935	2,198,273	2,695,173	7,743,447	325,016
Net investment income (loss)	(1,499,952)	49,508,163	4,049,833	3,296,223	221,924	8,003,958	96,893
Net realized gain (loss) on:
Investments	196,898,714	257,517,874	47,349,234	19,385,917	7,498,806	37,034,397	1,439,799
Futures contracts	(414,413,777)	(19,129,362)	—	—	—	2,276,288	—
Foreign forward currency transactions	(124,334,027)	(51,172,294)	(4,096,639)	(2,329,769)	—	—	—
Swap agreements	(15,149,532)	—	—	—	—	—	—
Securities sold short	(29,242)	—	—	—	(18,831)	—	—
Options written	2,459,134	—	—	—	—	—	—
Net realized gain (loss)	(354,568,730)	187,216,218	43,252,595	17,056,148	7,479,975	39,310,685	1,439,799
Change in net unrealized appreciation (depreciation) on:
Investments	443,992,050	382,605,420	35,626,418	26,758,386	17,565,792	103,861,374	3,681,852
Futures contracts	41,776,704	4,037,794	—	—	—	(350,666)	—
Foreign forward currency contracts	(36,471,011)	(17,983,404)	(1,982,729)	(946,075)	—	—	—
Swap agreements	(4,881,020)	483,531	—	—	—	—	—
Securities sold short	—	—	—	—	(2,107,002)	—	—
Translation of other assets and liabilities denominated in foreign currency	(1,403,379)	(840,550)	5,344	8,166	—	—	—
Options written	(605,137)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation)	442,408,207	368,302,791	33,649,033	25,820,477	15,458,790	103,510,708	3,681,852
Net realized and unrealized gain (loss)	87,839,477	555,519,009	76,901,628	42,876,625	22,938,765	142,821,393	5,121,651
Net increase from payment by Advisor	—	—	—	—	—	—	—
Net increase in net assets resulting from operations	$86,339,525	$605,027,172	$80,951,461	$46,172,848	$23,160,689	$150,825,351	$5,218,544

(1)  For the period September 26, 2006 (commencement of operations) to June 30,2007.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Investment income:
Dividends	$2,923,564	$22,267	$1,177,436	$—	$—	$6,947	$—
Interest and other	—	—	1,469	21,563,480	3,981,825	8,782,818	6,461,836
Affiliated interest	85,801	2,745	389,348	1,872,942	298,653	133,674	316,427
Securities lending-net	—	—	—	—	—	—	—
Foreign tax withheld	—	—	—	(68,050)	—	—	—
Total income	3,009,365	25,012	1,568,253	23,368,372	4,280,478	8,923,439	6,778,263
Expenses:
Advisory and administration fees	1,052,049	49,249	4,169,290	3,317,163	809,664	719,803	1,003,407
Service and distribution fees:
Class A	276,619	508	379,714	379,866	38,595	127,664	80,625
Class B	14,542	—	36,958	—	3,699	22,749	6,788
Class C	156,461	693	78,611	186,081	12,512	89,784	11,499
Transfer agency fees:
Class A	97,601	281	554,712	156,608	33,361	82,319	36,015
Class B	3,378	—	9,600	—	847	3,556	782
Class C	17,901	136	19,985	22,247	1,422	18,917	1,528
Class Y	9,268	—	422,016	36,230	84,373	44,091	76,461
Custodian	56,517	2,727	235,783	342,791	77,480	31,412	63,293
Federal and state registration	32,916	28,333	53,774	51,502	47,397	36,499	49,829
Professional services	67,490	68,159	59,535	82,806	60,232	60,122	59,874
Shareholder reports	54,154	5,060	74,665	78,405	27,193	59,299	22,882
Trustees	11,907	12,519	13,470	14,219	9,663	11,396	11,479
Offering costs	—	60,152	—	—	—	—	—
Dividend expense for securities sold short	—	—	—	—	—	—	—
Other	14,012	3,153	38,259	34,477	13,595	10,549	20,009
Total operating expenses	1,864,815	230,970	6,146,372	4,702,395	1,220,033	1,318,160	1,444,471
Fee waivers and/or expenses reimbursements by Advisor	(263,098)	(165,848)	(1,001,626)	—	(159,638)	(64,770)	(297,638)
Net operating expenses	1,601,717	65,122	5,144,746	4,702,395	1,060,395	1,253,390	1,146,833
Interest expense	—	—	—	—	478	—	—
Net expenses	1,601,717	65,122	5,144,746	4,702,395	1,060,873	1,253,390	1,146,833
Net investment income (loss)	1,407,648	(40,110)	(3,576,493)	18,665,977	3,219,605	7,670,049	5,631,430
Net realized gain (loss) on:
Investments	11,760,005	53,214	13,576,424	2,602,039	523,451	(905,916)	177,447
Futures contracts	—	—	—	4,836,720	—	—	(144,350)
Foreign forward currency transactions	—	—	—	(6,031,971)	(1,567,742)	—	109
Swap agreements	—	—	—	(522,467)	—	—	163,040
Securities sold short	—	—	—	52,928	—	—	—
Options written	—	—	—	27,017	5,306	—	147,577
Net realized gain (loss)	11,760,005	53,214	13,576,424	964,266	(1,038,985)	(905,916)	343,823
Change in net unrealized appreciation (depreciation) on:
Investments	12,654,030	802,159	51,793,775	(3,006,315)	(117,220)	2,131,556	2,664,728
Futures contracts	—	—	—	(251,406)	—	—	(10,916)
Foreign forward currency contracts	—	—	—	(2,182,073)	(312,353)	—	—
Swap agreements	—	—	—	559,027	—	—	321,473
Securities sold short	—	—	—	(222,316)	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—	104,203	6,335	—	(442)
Options written	—	—	—	—	—	—	45,086
Change in net unrealized appreciation (depreciation)	12,654,030	802,159	51,793,775	(4,998,880)	(423,238)	2,131,556	3,019,929
Net realized and unrealized gain (loss)	24,414,035	855,373	65,370,199	(4,034,614)	(1,462,223)	1,225,640	3,363,752
Net increase from payment by Advisor	—	—	—	—	—	—	2,876
Net increase in net assets resulting from operations	$25,821,683	$815,263	$61,793,706	$14,631,363	$1,757,382	$8,895,689	$8,998,058

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Global Equity Fund
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$(1,499,952)	$(15,660,466)	$49,508,163	$41,067,168	$4,049,833	$3,604,161
Net realized gain (loss)	(354,568,730)	21,441,994	187,216,218	184,234,464	43,252,595	55,804,923
Change in net unrealized appreciation (depreciation)	442,408,207	100,939,338	368,302,791	81,438,410	33,649,033	(6,400,532)
Net increase from payment by Advisor	—	24,866	—	—	—	—
Net increase in net assets from operations	86,339,525	106,745,732	605,027,172	306,740,042	80,951,461	53,008,552
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(36,977)	(9,085,869)	(46,009,509)	(19,342,594)	(1,538,106)	(1,096,767)
Distributions from net realized gain	—	—	(138,962,907)	(81,236,181)	—	—
Total Class A dividends and distributions	(36,977)	(9,085,869)	(184,972,416)	(100,578,775)	(1,538,106)	(1,096,767)
Class B:
Dividends from net investment income and net foreign currency gains	—	(88,826)	(1,454,318)	(194,937)	(15,312)	—
Distributions from net realized gain	—	—	(8,537,738)	(7,483,823)	—	—
Total Class B dividends and distributions	—	(88,826)	(9,992,056)	(7,678,760)	(15,312)	—
Class C:
Dividends from net investment income and net foreign currency gains	—	(1,567,093)	(12,514,040)	(3,358,146)	(254,412)	—
Distributions from net realized gain	—	—	(63,009,563)	(43,158,661)	—	—
Total Class C dividends and distributions	—	(1,567,093)	(75,523,603)	(46,516,807)	(254,412)	—
Class Y:
Dividends from net investment income and net foreign currency gains	(9,903)	(1,349,644)	(10,584,281)	(4,969,313)	(2,156,504)	(1,345,824)
Distributions from net realized gain	—	—	(28,466,966)	(17,133,687)	—	—
Total Class Y dividends and distributions	(9,903)	(1,349,644)	(39,051,247)	(22,103,000)	(2,156,504)	(1,345,824)
Decrease in net assets from dividends and distributions	(46,880)	(12,091,432)	(309,539,322)	(176,877,342)	(3,964,334)	(2,442,591)
Beneficial interest transactions:
Shares sold	1,484,636,528	1,998,280,696	1,457,963,124	1,296,886,409	81,018,863	170,054,722
Shares issued on reinvestment of dividends and distributions	42,579	11,407,688	296,393,014	168,648,902	3,801,067	2,360,467
Shares redeemed	(939,202,364)	(285,347,554)	(809,465,895)	(717,756,759)	(178,310,291)	(245,313,514)
Redemption fees	181,216	129,393	104,285	86,029	4,771	3,939
Net increase (decrease) in net assets resulting from beneficial interest transactions	545,657,959	1,724,470,223	944,994,528	747,864,581	(93,485,590)	(72,894,386)
Increase (decrease) in net assets	631,950,604	1,819,124,523	1,240,482,378	877,727,281	(16,498,463)	(22,328,425)
Net assets, beginning of year	2,621,137,916	802,013,393	3,915,632,640	3,037,905,359	424,549,748	446,878,173
Net assets, end of year	$3,253,088,520	$2,621,137,916	$5,156,115,018	$3,915,632,640	$408,051,285	$424,549,748
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(130,946,501)	$(29,023,741)	$(212,477)	$53,621,431	$241,492	$3,906,219

(1)  For the period September 26, 2006 (commencement of operations) to June 30, 2007.

The UBS Funds—Financial statements

	UBS International Equity Fund		UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund		UBS U.S. Large Cap Growth Fund
	Year Ended June 30, 2007	Year Ended June 30, 2006	Period Ended June 30, 2007(1)	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$3,296,223	$2,716,776	$221,924	$8,003,958	$3,779,244	$96,893	$(14,502)
Net realized gain (loss)	17,056,148	8,857,119	7,479,975	39,310,685	7,774,481	1,439,799	995,485
Change in net unrealized appreciation (depreciation)	25,820,477	17,237,736	15,458,790	103,510,708	21,874,419	3,681,852	(635,956)
Net increase from payment by Advisor	—	—	—	—	—	—	—
Net increase in net assets from operations	46,172,848	28,811,631	23,160,689	150,825,351	33,428,144	5,218,544	345,027
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(228,735)	(195,160)	(112,683)	(589,980)	(303,204)	(4,031)	(1,122)
Distributions from net realized gain	(1,094,747)	(721,446)	(127,187)	(3,618,463)	(1,172,120)	—	—
Total Class A dividends and distributions	(1,323,482)	(916,606)	(239,870)	(4,208,443)	(1,475,324)	(4,031)	(1,122)
Class B:
Dividends from net investment income and net foreign currency gains	(428)	—	—	—	—	—	—
Distributions from net realized gain	(29,133)	(25,067)	—	(30,560)	(19,225)	—	—
Total Class B dividends and distributions	(29,561)	(25,067)	—	(30,560)	(19,225)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(6,311)	(3,051)	—	—	(2,197)	—	—
Distributions from net realized gain	(114,736)	(64,762)	(30,761)	(277,580)	(96,623)	—	—
Total Class C dividends and distributions	(121,047)	(67,813)	(30,761)	(277,580)	(98,820)	—	—
Class Y:
Dividends from net investment income and net foreign currency gains	(2,116,644)	(1,437,989)	(150)	(4,600,476)	(2,718,913)	(10,358)	(4,029)
Distributions from net realized gain	(8,036,802)	(4,418,048)	(112)	(20,376,839)	(8,607,085)	—	—
Total Class Y dividends and distributions	(10,153,446)	(5,856,037)	(262)	(24,977,315)	(11,325,998)	(10,358)	(4,029)
Decrease in net assets from dividends and distributions	(11,627,536)	(6,865,523)	(270,893)	(29,493,898)	(12,919,367)	(14,389)	(5,151)
Beneficial interest transactions:
Shares sold	103,318,624	90,851,632	242,289,940	431,482,430	376,538,429	64,821,995	9,809,159
Shares issued on reinvestment of dividends and distributions	11,499,707	6,761,683	262,664	27,311,261	11,937,737	14,250	5,096
Shares redeemed	(121,601,827)	(76,610,266)	(29,868,602)	(216,543,622)	(166,331,009)	(9,570,585)	(4,576,426)
Redemption fees	3,595	5,683	24,938	8,917	—	460	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(6,779,901)	21,008,732	212,708,940	242,258,986	222,145,157	55,266,120	5,237,829
Increase (decrease) in net assets	27,765,411	42,954,840	235,598,736	363,590,439	242,653,934	60,470,275	5,577,705
Net assets, beginning of year	174,079,827	131,124,987	—	639,032,205	396,378,271	12,802,479	7,224,774
Net assets, end of year	$201,845,238	$174,079,827	$235,598,736	$1,002,622,644	$639,032,205	$73,272,754	$12,802,479
Net assets include accumulated undistributed (distributions in excess of) net investment income	$1,638,529	$2,257,631	$212,931	$4,684,713	$1,871,207	$63,458	$(1)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of changes in net assets

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund		UBS U.S. Small Cap Growth Fund		UBS Absolute Return Bond Fund
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Period Ended June 30, 2006(1)	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$1,407,648	$1,291,635	$(40,110)	$(8,226)	$(3,576,493)	$(2,555,008)	$18,665,977	$9,976,032
Net realized gain (loss)	11,760,005	10,356,646	53,214	(29,770)	13,576,424	17,172,677	964,266	(331,116)
Change in net unrealized appreciation (depreciation)	12,654,030	3,542,465	802,159	(172,525)	51,793,775	16,235,430	(4,998,880)	6,734,308
Net increase from payment by Advisor	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	25,821,683	15,190,746	815,263	(210,521)	61,793,706	30,853,099	14,631,363	16,379,224
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(1,076,729)	(1,180,726)	—	—	—	—	(7,516,653)	(4,903,230)
Distributions from net realized gain	(8,837,350)	(9,995,542)	—	—	(4,757,748)	(5,311,677)	(1,927,672)	(150,694)
Total Class A dividends and distributions	(9,914,079)	(11,176,268)	—	—	(4,757,748)	(5,311,677)	(9,444,325)	(5,053,924)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	—	—	—	—	—	—
Distributions from net realized gain	(112,812)	(300,968)	—	—	(135,148)	(331,063)	—	—
Total Class B dividends and distributions	(112,812)	(300,968)	—	—	(135,148)	(331,063)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(29,335)	(62,311)	—	—	—	—	(987,564)	(625,870)
Distributions from net realized gain	(1,255,982)	(1,645,112)	—	—	(254,106)	(350,676)	(290,753)	(22,526)
Total Class C dividends and distributions	(1,285,317)	(1,707,423)	—	—	(254,106)	(350,676)	(1,278,317)	(648,396)
Class Y:
Dividends from net investment income and net foreign currency gains	(90,763)	(84,236)	(6,100)	—	—	—	(7,668,427)	(5,273,291)
Distributions from net realized gain	(595,960)	(580,926)	—	—	(8,601,303)	(7,818,200)	(1,801,190)	(171,039)
Total Class Y dividends and distributions	(686,723)	(665,162)	(6,100)	—	(8,601,303)	(7,818,200)	(9,469,617)	(5,444,330)
Decrease in net assets from dividends and distributions	(11,998,931)	(13,849,821)	(6,100)	—	(13,748,305)	(13,811,616)	(20,192,259)	(11,146,650)
Beneficial interest transactions:
Shares sold	7,885,699	9,482,763	426,342	5,456,508	121,643,837	237,309,281	237,542,541	431,394,854
Shares issued on reinvestment of dividends and distributions	10,871,379	12,467,214	6,100	—	12,462,455	12,644,348	19,483,491	9,518,443
Shares redeemed	(23,854,078)	(26,716,957)	(351,835)	(212,486)	(155,442,604)	(107,414,142)	(173,470,533)	(112,686,324)
Redemption fees	51	—	—	—	3,049	—	13,208	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,096,949)	(4,766,980)	80,607	5,244,022	(21,333,263)	142,539,487	83,568,707	328,226,973
Increase (decrease) in net assets	8,725,803	(3,426,055)	889,770	5,033,501	26,712,138	159,580,970	78,007,811	333,459,547
Net assets, beginning of year	130,541,245	133,967,300	5,033,501	—	435,353,700	275,772,730	475,809,196	142,349,649
Net assets, end of year	$139,267,048	$130,541,245	$5,923,271	$5,033,501	$462,065,838	$435,353,700	$553,817,007	$475,809,196
Net assets include accumulated undistributed (distributions in excess of) net investment income	$706,587	$495,766	$17,399	$3,189	$—	$—	$1,435,214	$(2,424,803)

(1)  For the period March 27, 2006 (commencement of operations) to June 30, 2006.

The UBS Funds—Financial statements

	UBS Global Bond Fund		UBS High Yield Fund		UBS U.S. Bond Fund
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$3,219,605	$1,677,373	$7,670,049	$8,604,450	$5,631,430	$5,381,409
Net realized gain (loss)	(1,038,985)	(1,560,529)	(905,916)	(5,692,387)	343,823	(1,824,329)
Change in net unrealized appreciation (depreciation)	(423,238)	546,413	2,131,556	1,762,732	3,019,929	(3,637,609)
Net increase from payment by Advisor	—	—	—	—	2,876	—
Net increase (decrease) in net assets from operations	1,757,382	663,257	8,895,689	4,674,795	8,998,058	(80,529)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(398,966)	(649,130)	(3,973,940)	(4,659,800)	(1,135,733)	(1,516,248)
Distributions from net realized gain	—	—	—	—	—	—
Total Class A dividends and distributions	(398,966)	(649,130)	(3,973,940)	(4,659,800)	(1,135,733)	(1,516,248)
Class B:
Dividends from net investment income and net foreign currency gains	(6,617)	(17,832)	(159,102)	(204,232)	(19,345)	(39,737)
Distributions from net realized gain	—	—	—	—	—	—
Total Class B dividends and distributions	(6,617)	(17,832)	(159,102)	(204,232)	(19,345)	(39,737)
Class C:
Dividends from net investment income and net foreign currency gains	(33,975)	(86,788)	(870,935)	(1,018,907)	(46,306)	(60,177)
Distributions from net realized gain	—	—	—	—	—	—
Total Class C dividends and distributions	(33,975)	(86,788)	(870,935)	(1,018,907)	(46,306)	(60,177)
Class Y:
Dividends from net investment income and net foreign currency gains	(2,467,037)	(2,208,907)	(3,345,623)	(2,732,863)	(5,264,231)	(4,288,926)
Distributions from net realized gain	—	—	—	—	—	—
Total Class Y dividends and distributions	(2,467,037)	(2,208,907)	(3,345,623)	(2,732,863)	(5,264,231)	(4,288,926)
Decrease in net assets from dividends and distributions	(2,906,595)	(2,962,657)	(8,349,600)	(8,615,802)	(6,465,615)	(5,905,088)
Beneficial interest transactions:
Shares sold	61,327,924	58,131,940	33,241,831	29,236,468	90,314,904	69,892,399
Shares issued on reinvestment of dividends and distributions	2,833,920	2,730,438	5,740,511	5,497,236	5,950,248	5,248,275
Shares redeemed	(38,678,925)	(32,916,738)	(31,825,332)	(48,270,220)	(43,454,878)	(77,542,857)
Redemption fees	2,168	—	722	—	2,659	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	25,485,087	27,945,640	7,157,732	(13,536,516)	52,812,933	(2,402,183)
Increase (decrease) in net assets	24,335,874	25,646,240	7,703,821	(17,477,523)	55,345,376	(8,387,800)
Net assets, beginning of year	98,927,700	73,281,460	98,810,525	116,288,048	139,149,575	147,537,375
Net assets, end of year	$123,263,574	$98,927,700	$106,514,346	$98,810,525	$194,494,951	$139,149,575
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(1,066,893)	$(532,682)	$39,734	$169,574	$706,894	$48,987

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$11.04	$10.22		$10.00
Net investment income (loss)(1)	0.01	(0.09)		(0.04)
Net realized and unrealized gain from investment activities	0.37	1.01		0.26
Total income from investment operations	0.38	0.92		0.22
Dividends from net investment income	0.00 (3)	(0.10)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.42	$11.04		$10.22
Total investment return(2)	3.44%	9.02	%(4)	2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,168,596	$1,777,329		$528,088
Ratio of expenses to average net assets	1.17%	1.20%		1.32	%(6)
Net investment income (loss) to average net assets	0.06%	(0.80)%		(1.04	)%(6)
Portfolio turnover	28%	38%		6%
	Class B
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$10.98	$10.19		$10.00
Net investment income (loss)(1)	(0.09)	(0.17)		(0.08)
Net realized and unrealized gain from investment activities	0.37	1.00		0.27
Total income from investment operations	0.28	0.83		0.19
Dividends from net investment income	—	(0.04)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.26	$10.98		$10.19
Total investment return(2)	2.64%	8.09	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$25,790	$30,051		$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.95%	1.98%		2.11	%(6)
After expense reimbursement/recoupment	1.95%	1.99%		2.10	%(6)
Net investment income (loss) to average net assets	(0.78)%	(1.59)%		(1.82	)%(6)
Portfolio turnover	28%	38%		6%

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

	Class C
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$10.97	$10.19		$10.00
Net investment income (loss)(1)	(0.08)	(0.17)		(0.08)
Net realized and unrealized gain from investment activities	0.37	1.00		0.27
Total income from investment operations	0.29	0.83		0.19
Dividends from net investment income	—	(0.05)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.26	$10.97		$10.19
Total investment return(2)	2.64%	8.15	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$579,916	$520,754		$202,891
Ratio of expenses to average net assets	1.93%	1.97%		2.09	%(6)
Net investment income (loss) to average net assets	(0.72)%	(1.57)%		(1.81	)%(6)
Portfolio turnover	28%	38%		6%
	Class Y
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$11.07	$10.23		$10.00
Net investment income (loss)(1)	0.05	(0.06)		(0.03)
Net realized and unrealized gain from investment activities	0.36	1.02		0.26
Total income from investment operations	0.41	0.96		0.23
Dividends from net investment income	0.00 (3)	(0.12)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.48	$11.07		$10.23
Total investment return(2)	3.80%	9.28	%(4)	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$478,785	$293,004		$56,220
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.89%	0.92%		1.00	%(6)
After expense reimbursement/recoupment	0.89%	0.92%		1.00	%(6)
Net investment income (loss) to average net assets	0.40%	(0.52)%		(0.72	)%(6)
Portfolio turnover	28%	38%		6%

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

(5)  For the period January 27, 2005 (commencement of operations) through June 30, 2005.

(6)  Annualized.

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.86	$13.33	$12.35	$10.69	$10.60
Net investment income(1)	0.19	0.19	0.17	0.12	0.10
Net realized and unrealized gain from investment activities	1.83	1.08	1.32	1.69	0.41
Total income from investment operations	2.02	1.27	1.49	1.81	0.51
Dividends from net investment income	(0.27)	(0.14)	(0.19)	(0.15)	(0.42)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(1.07)	(0.74)	(0.51)	(0.15)	(0.42)
Net asset value, end of year	$14.81	$13.86	$13.33	$12.35	$10.69
Total investment return(2)	14.93%	9.72%	12.11%	17.02%	5.35%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$3,094,036	$2,246,289	$1,594,113	$876,636	$175,415
Ratio of expenses to average net assets	1.13%	1.14%	1.20%	1.28%	1.35%
Net investment income to average net assets	1.28%	1.41%	1.34%	1.00%	0.98%
Portfolio turnover	74%	83%	84%	78%	66%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.60	$13.08	$12.14	$10.55	$10.52
Net investment income(1)	0.07	0.08	0.08	0.02	0.02
Net realized and unrealized gain from investment activities	1.79	1.06	1.29	1.68	0.41
Total income from investment operations	1.86	1.14	1.37	1.70	0.43
Dividends from net investment income	(0.14)	(0.02)	(0.11)	(0.11)	(0.40)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(0.94)	(0.62)	(0.43)	(0.11)	(0.40)
Net asset value, end of year	$14.52	$13.60	$13.08	$12.14	$10.55
Total investment return(2)	13.96%	8.81%	11.24%	16.14%	4.60%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$139,061	$161,704	$184,359	$153,481	$49,573
Ratio of expenses to average net assets	1.93%	1.95%	1.96%	2.09%	2.10%
Net investment income to average net assets	0.48%	0.60%	0.58%	0.19%	0.23%
Portfolio turnover	74%	83%	84%	78%	66%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.58	$13.09	$12.15	$10.56	$10.54
Net investment income(1)	0.07	0.09	0.09	0.03	0.02
Net realized and unrealized gain from investment activities	1.79	1.05	1.29	1.68	0.41
Total income from investment operations	1.86	1.14	1.38	1.71	0.43
Dividends from net investment income	(0.16)	(0.05)	(0.12)	(0.12)	(0.41)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(0.96)	(0.65)	(0.44)	(0.12)	(0.41)
Net asset value, end of year	$14.48	$13.58	$13.09	$12.15	$10.56
Total investment return(2)	14.02%	8.82%	11.32%	16.19%	4.55%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,274,539	$1,044,517	$903,280	$539,399	$137,078
Ratio of expenses to average net assets	1.90%	1.91%	1.95%	2.06%	2.10%
Net investment income to average net assets	0.51%	0.64%	0.59%	0.23%	0.23%
Portfolio turnover	74%	83%	84%	78%	66%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.06	$13.51	$12.50	$10.79	$10.69
Net investment income(1)	0.23	0.23	0.22	0.15	0.12
Net realized and unrealized gain from investment activities	1.85	1.09	1.33	1.73	0.41
Total income from investment operations	2.08	1.32	1.55	1.88	0.53
Dividends from net investment income	(0.30)	(0.17)	(0.22)	(0.17)	(0.43)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(1.10)	(0.77)	(0.54)	(0.17)	(0.43)
Net asset value, end of year	$15.04	$14.06	$13.51	$12.50	$10.79
Total investment return(2)	15.18%	9.98%	12.40%	17.44%	5.50%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$648,479	$463,122	$356,154	$263,675	$193,758
Ratio of expenses to average net assets	0.88%	0.88%	0.93%	1.02%	1.10%
Net investment income to average net assets	1.53%	1.67%	1.61%	1.26%	1.23%
Portfolio turnover	74%	83%	84%	78%	66%

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.99	$11.63	$10.51	$8.89	$9.37
Net investment income(1)	0.13	0.11	0.15	0.10	0.16
Net realized and unrealized gain (loss) from investment activities	2.47	1.32	0.97	1.63	(0.39)
Total income (loss) from investment operations	2.60	1.43	1.12	1.73	(0.23)
Dividends from net investment income	(0.12)	(0.07)	—	(0.11)	(0.25)
Net asset value, end of year	$15.47	$12.99	$11.63	$10.51	$8.89
Total investment return(2)	20.11%	12.35%	10.66%	19.49%	(2.23)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$168,208	$173,052	$109,998	$117,084	$123,756
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.35%	1.37%	1.39%	1.44%	1.44%
After expense reimbursement and earnings credits	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income to average net assets	0.91%	0.88%	1.35%	0.99%	1.92%
Portfolio turnover	32%	48%	37%	50%	206%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.69	$11.39	$10.37	$8.82	$9.34
Net investment income(1)	0.01	0.02	0.07	0.02	0.10
Net realized and unrealized gain (loss) from investment activities	2.43	1.28	0.95	1.62	(0.39)
Total income (loss) from investment operations	2.44	1.30	1.02	1.64	(0.29)
Dividends from net investment income	(0.02)	—	—	(0.09)	(0.23)
Net asset value, end of year	$15.11	$12.69	$11.39	$10.37	$8.82
Total investment return(2)	19.25%	11.41%	9.84%	18.61%	(2.91)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,439	$13,672	$108,894	$134,419	$144,232
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.17%	2.35%	2.22%	2.27%	2.20%
After expense reimbursement and earnings credits	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.10%	0.13%	0.60%	0.24%	1.17%
Portfolio turnover	32%	48%	37%	50%	206%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.65	$11.35	$10.33	$8.79	$9.33
Net investment income(1)	0.02	0.02	0.06	0.02	0.10
Net realized and unrealized gain (loss) from investment activities	2.42	1.28	0.96	1.61	(0.40)
Total income (loss) from investment operations	2.44	1.30	1.02	1.63	(0.30)
Dividends from net investment income	(0.07)	—	—	(0.09)	(0.24)
Net asset value, end of year	$15.02	$12.65	$11.35	$10.33	$8.79
Total investment return(2)	19.28%	11.45%	9.87%	18.54%	(2.93)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$52,378	$56,836	$68,735	$82,684	$93,605
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.14%	2.20%	2.20%	2.28%	2.24%
After expense reimbursement and earnings credits	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.16%	0.13%	0.60%	0.25%	1.17%
Portfolio turnover	32%	48%	37%	50%	206%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.23	$11.83	$10.67	$8.99	$9.47
Net investment income(1)	0.17	0.15	0.18	0.13	0.18
Net realized and unrealized gain (loss) from investment activities	2.52	1.34	0.98	1.67	(0.39)
Total income (loss) from investment operations	2.69	1.49	1.16	1.80	(0.21)
Dividends from net investment income	(0.14)	(0.09)	—	(0.12)	(0.27)
Net asset value, end of year	$15.78	$13.23	$11.83	$10.67	$8.99
Total investment return(2)	20.44%	12.67%	10.87%	20.09%	(1.93)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$180,027	$180,990	$159,252	$114,835	$62,873
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.99%	0.99%	1.04%	1.03%	1.16%
After expense reimbursement and earnings credits	0.99%	0.99%	1.00%	1.00%	1.00%
Net investment income to average net assets	1.16%	1.14%	1.60%	1.24%	2.17%
Portfolio turnover	32%	48%	37%	50%	206%

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.98		$9.48	$8.58	$6.99	$8.08
Net investment income(1)	0.17		0.16	0.15	0.12	0.10
Net realized and unrealized gain (loss) from investment activities	2.47		1.81	0.86	1.69	(0.87)
Total income (loss) from investment operations	2.64		1.97	1.01	1.81	(0.77)
Dividends from net investment income	(0.11)		(0.10)	(0.11)	(0.22)	(0.31)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.63)		(0.47)	(0.11)	(0.22)	(0.32)
Net asset value, end of year	$12.99		$10.98	$9.48	$8.58	$6.99
Total investment return(2)	24.84%		20.93%	11.73%	26.00%	(9.24)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$26,564		$23,539	$15,168	$7,866	$3,146
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.38	%(3)	1.48%	1.68%	1.55%	1.47%
After expense reimbursement and earnings credits	1.26	%(3)	1.25%	1.25%	1.25%	1.25%
Net investment income to average net assets	1.42%		1.52%	1.61%	1.43%	1.43%
Portfolio turnover	72%		69%	71%	108%	120%
	Class B
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.82		$9.34	$8.48	$6.92	$8.05
Net investment income(1)	0.06		0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	2.46		1.77	0.85	1.67	(0.86)
Total income (loss) from investment operations	2.52		1.85	0.93	1.73	(0.82)
Dividends from net investment income	(0.01)		—	(0.07)	(0.17)	(0.30)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.53)		(0.37)	(0.07)	(0.17)	(0.31)
Net asset value, end of year	$12.81		$10.82	$9.34	$8.48	$6.92
Total investment return(2)	23.97%		19.86%	10.92%	25.17%	(9.94)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$555		$732	$876	$815	$352
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.25	%(3)	2.22%	2.25%	2.60%	2.18%
After expense reimbursement and earnings credits	2.01	%(3)	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.51%		0.77%	0.86%	0.69%	0.68%
Portfolio turnover	72%		69%	71%	108%	120%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Includes interest expense of 0.01%.

	Class C
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.76		$9.30	$8.45	$6.90	$8.05
Net investment income(1)	0.08		0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	2.42		1.77	0.85	1.68	(0.89)
Total income (loss) from investment operations	2.50		1.85	0.93	1.74	(0.85)
Dividends from net investment income	(0.03)		(0.02)	(0.08)	(0.19)	(0.29)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.55)		(0.39)	(0.08)	(0.19)	(0.30)
Net asset value, end of year	$12.71		$10.76	$9.30	$8.45	$6.90
Total investment return(2)	23.85%		19.93%	10.97%	25.26%	(10.29)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,576		$2,412	$1,816	$1,338	$399
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.16	%(3)	2.17%	2.16%	2.35%	2.21%
After expense reimbursement and earnings credits	2.01	%(3)	2.01%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.66%		0.77%	0.86%	0.69%	0.68%
Portfolio turnover	72%		69%	71%	108%	120%
	Class Y
	Year Ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$11.04		$9.55	$8.63	$7.01	$8.12
Net investment income(1)	0.20		0.19	0.17	0.14	0.11
Net realized and unrealized gain (loss) from investment activities	2.49		1.79	0.86	1.71	(0.88)
Total income (loss) from investment operations	2.69		1.98	1.03	1.85	(0.77)
Dividends from net investment income	(0.14)		(0.12)	(0.11)	(0.23)	(0.33)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.66)		(0.49)	(0.11)	(0.23)	(0.34)
Net asset value, end of year	$13.07		$11.04	$9.55	$8.63	$7.01
Total investment return(2)	24.83%		21.22%	11.97%	26.56%	(9.21)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$172,150		$147,397	$113,264	$100,782	$90,514
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.16	%(3)	1.19%	1.18%	1.26%	1.21%
After expense reimbursement and earnings credits	1.01	%(3)	1.00%	1.00%	1.00%	1.00%
Net investment income to average net assets	1.63%		1.77%	1.86%	1.69%	1.68%
Portfolio turnover	72%		69%	71%	108%	120%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$10.00
Net investment income (loss)(1)	0.02
Net realized and unrealized gain from investment activities	1.55
Total income from investment operations	1.57
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.01)
Total dividends/distributions	(0.02)
Net asset value, end of period	$11.55
Total investment return(2)	15.73%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$187,444
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.93	%(4)
After expense reimbursement and interest and dividend income for securities sold short	1.88	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short	1.50	%(4)
Net investment income (loss) to average net assets	0.30	%(4)
Portfolio turnover	81%

Net asset value, beginning of period
Net investment income(1)
Net realized and unrealized gain from investment activities
Total income from investment operations
Dividends from net investment income
Distributions from net realized gains
Total dividends/distributions
Net asset value, end of period
Total investment return(2)
Ratios/Supplemental data:
Net assets, end of period (in 000s)
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short
After expense reimbursement and interest and dividend expense for securities sold short
After expense reimbursement and before interest and dividend expense for securities sold short
Net investment income to average net assets:
Portfolio turnover

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

	Class C
	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$10.00
Net investment income (loss)(1)	(0.04)
Net realized and unrealized gain from investment activities	1.55
Total income from investment operations	1.51
Dividends from net investment income	0.00
Distributions from net realized gains	(0.01)
Total dividends/distributions	(0.01)
Net asset value, end of period	$11.50
Total investment return(2)	15.12%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$42,750
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.72	%(4)
After expense reimbursement and interest and dividend income for securities sold short	2.64	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short	2.25	%(4)
Net investment income (loss) to average net assets	(0.44	)%(4)
Portfolio turnover	81%
	Class Y
	For the period ended June 30, 2007(3)
Net asset value, beginning of period	$10.00
Net investment income(1)	0.04
Net realized and unrealized gain from investment activities	1.54
Total income from investment operations	1.58
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.01)
Total dividends/distributions	(0.03)
Net asset value, end of period	$11.55
Total investment return(2)	15.88%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,405
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.67	%(4)
After expense reimbursement and interest and dividend expense for securities sold short	1.67	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short	1.25	%(4)
Net investment income to average net assets:	0.43	%(4)
Portfolio turnover	81%

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

(3)  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

(4)  Annualized.

See accompanying notes to financial statements.

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UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$18.24		$17.27	$16.08	$13.63	$13.94
Net investment income (loss)(1)	0.15		0.10	0.15	0.06	0.11
Net realized and unrealized gain from investment activities	3.52		1.39	1.63	2.54	0.04
Total income from investment operations	3.67		1.49	1.78	2.60	0.15
Dividends from net investment income	(0.10)		(0.11)	(0.11)	(0.15)	(0.08)
Distributions from net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.72)		(0.52)	(0.59)	(0.15)	(0.46)
Net asset value, end of year	$21.19		$18.24	$17.27	$16.08	$13.63
Total investment return(2)	20.39%		8.62%	11.10%	19.10%	1.37%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$158,138		$88,968	$25,669	$7,886	$4,702
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.18%		1.20%	1.14%	1.36%	1.30%
After expense reimbursement/recoupment and earnings credits	1.18%		1.24%	1.14%	1.30%	1.05%
Net investment income (loss) to average net assets	0.75%		0.54%	0.89%	0.43%	0.89%
Portfolio turnover	34%		50%	32%	43%	33%
	Class B
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$17.84		$16.94	$15.81	$13.45	$13.87
Net investment income (loss)(1)	(0.00	)(3)	(0.04)	0.00 (3)	(0.05)	0.02
Net realized and unrealized gain from investment activities	3.44		1.35	1.61	2.50	0.02
Total income from investment operations	3.44		1.31	1.61	2.45	0.04
Dividends from net investment income	—		—	—	(0.09)	(0.08)
Distributions from net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.62)		(0.41)	(0.48)	(0.09)	(0.46)
Net asset value, end of year	$20.66		$17.84	$16.94	$15.81	$13.45
Total investment return(2)	19.50%		7.73%	10.19%	18.25%	0.63%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$870		$989	$1,018	$1,217	$635
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.95%		1.92%	2.02%	2.04%	2.04%
After expense reimbursement/recoupment and earnings credits	1.95%		2.01%	2.02%	2.04%	1.80%
Net investment income (loss) to average net assets	(0.01)%		(0.23)%	0.01%	(0.31)%	0.14%
Portfolio turnover	34%		50%	32%	43%	33%

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.83	$16.93	$15.80	$13.44	$13.88
Net investment income (loss)(1)	0.00 (3)	(0.04)	0.01	(0.04)	0.02
Net realized and unrealized gain from investment activities	3.45	1.36	1.60	2.49	0.03
Total income from investment operations	3.45	1.32	1.61	2.45	0.05
Dividends from net investment income	—	(0.01)	—	(0.09)	(0.11)
Distributions from net realized gains	(0.62)	(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.62)	(0.42)	(0.48)	(0.09)	(0.49)
Net asset value, end of year	$20.66	$17.83	$16.93	$15.80	$13.44
Total investment return(2)	19.56%	7.79%	10.20%	18.26%	0.68%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$10,591	$5,977	$2,423	$1,629	$1,020
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.92%	1.96%	1.95%	2.00%	2.04%
After expense reimbursement/recoupment and earnings credits	1.92%	1.98%	1.95%	2.00%	1.80%
Net investment income (loss) to average net assets	0.01%	(0.20)%	0.08%	(0.27)%	0.14%
Portfolio turnover	34%	50%	32%	43%	33%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$18.43	$17.42	$16.21	$13.73	$14.07
Net investment income (loss)(1)	0.21	0.15	0.19	0.12	0.14
Net realized and unrealized gain from investment activities	3.56	1.40	1.65	2.55	0.04
Total income from investment operations	3.77	1.55	1.84	2.67	0.18
Dividends from net investment income	(0.14)	(0.13)	(0.15)	(0.19)	(0.14)
Distributions from net realized gains	(0.62)	(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.76)	(0.54)	(0.63)	(0.19)	(0.52)
Net asset value, end of year	$21.44	$18.43	$17.42	$16.21	$13.73
Total investment return(2)	20.73%	8.91%	11.37%	19.50%	1.69%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$833,023	$543,099	$367,268	$153,608	$99,398
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.89%	0.92%	0.90%	0.96%	1.04%
After expense reimbursement/recoupment and earnings credits	0.89%	0.97%	0.90%	0.96%	0.80%
Net investment income (loss) to average net assets	1.04%	0.81%	1.13%	0.76%	1.14%
Portfolio turnover	34%	50%	32%	43%	33%

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006		2005	2004	2003
Net asset value, beginning of year	$8.81	$8.21		$7.71	$6.39	$6.38
Net investment income (loss)(1)	0.01	(0.01)		0.00 (3)	(0.02)	0.00 (3)
Net realized and unrealized gain from investment activities	1.87	0.61		0.50	1.34	0.01
Total income (loss) from investment operations	1.88	0.60		0.50	1.32	0.01
Dividends from net investment income	(0.01)	(0.00	)(3)	—	—	—
Net asset value, end of year	$10.68	$8.81		$8.21	$7.71	$6.39
Total investment return(2)	21.29%	7.33%		6.49%	20.66%	0.16%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,542	$6,803		$3,175	$2,275	$1,163
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.68%	2.33%		3.19%	2.76%	3.91%
After expense reimbursement and earnings credits	1.05%	1.05%		1.05%	1.05%	1.05%
Net investment income (loss) to average net assets:	0.12%	(0.16)%		0.04%	(0.32)%	0.04%
Portfolio turnover	112%	137%		145%	102%	86%
	Class B
	Year ended June 30,
	2007	2006		2005	2004	2003
Net asset value, beginning of year	$8.52	$8.00		$7.57	$6.32	$6.36
Net investment income (loss)(1)	(0.06)	(0.08)		(0.05)	(0.08)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.80	0.60		0.48	1.33	—
Total income (loss) from investment operations	1.74	0.52		0.43	1.25	(0.04)
Dividends from net investment income	—	—		—	—	—
Net asset value, end of year	$10.26	$8.52		$8.00	$7.57	$6.32
Total investment return(2)	20.42%	6.50%		5.68%	19.78%	(0.63)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$216	$389		$564	$342	$321
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.61%	3.23%		3.93%	3.48%	4.54%
After expense reimbursement and earnings credits	1.80%	1.80%		1.80%	1.80%	1.80%
Net investment income (loss) to average net assets:	(0.64)%	(0.91)%		(0.71)%	(1.07)%	(0.71)%
Portfolio turnover	112%	137%		145%	102%	86%

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$8.53	$8.00	$7.56	$6.32	$6.35
Net investment income (loss)(1)	(0.06)	(0.08)	(0.05)	(0.08)	(0.04)
Net realized and unrealized gain from investment activities	1.79	0.61	0.49	1.32	0.01
Total income (loss) from investment operations	1.73	0.53	0.44	1.24	(0.03)
Dividends from net investment income	—	—	—	—	—
Net asset value, end of year	$10.26	$8.53	$8.00	$7.56	$6.32
Total investment return(2)	20.28%	6.63%	5.82%	19.62%	(0.47)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$986	$814	$407	$432	$267
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.51%	3.12%	3.96%	3.54%	4.71%
After expense reimbursement and earnings credits	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss) to average net assets:	(0.64)%	(0.91)%	(0.71)%	(1.08)%	(0.71)%
Portfolio turnover	112%	137%	145%	102%	86%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.02	$8.38	$7.85	$6.49	$6.47
Net investment income (loss)(1)	0.04	0.01	0.02	(0.01)	0.02
Net realized and unrealized gain (loss) from investment activities	1.90	0.64	0.51	1.37	0.00 (3)
Total income (loss) from investment operations	1.94	0.65	0.53	1.36	0.02
Dividends from net investment income	(0.02)	(0.01)	—	—	—
Net asset value, end of year	$10.94	9.02	$8.38	$7.85	$6.49
Total investment return(2)	21.51%	7.72%	6.75%	20.96%	0.31%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$62,529	$4,797	$3,078	$3,502	$1,943
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.25%	2.10%	3.01%	2.51%	3.72%
After expense reimbursement and earnings credits	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss) to average net assets:	0.35%	0.09%	0.29%	(0.07)%	0.29%
Portfolio turnover	112%	137%	145%	102%	86%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.54	$10.48	$11.18	$9.31		$9.37
Net investment income(1)	0.13	0.11	0.12	0.09		0.11
Net realized and unrealized gain (loss) from investment activities	2.03	1.12	1.22	1.80		(0.06)
Total income (loss) from investment operations	2.16	1.23	1.34	1.89		0.05
Dividends from net investment income	(0.11)	(0.12)	(0.12)	(0.02)		(0.05)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.04)	(1.17)	(2.04)	(0.02)		(0.11)
Net asset value, end of year	$11.66	$10.54	$10.48	$11.18		$9.31
Total investment return(2)	21.20%	12.13%	12.35%	20.28%		0.61%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$113,213	$105,709	$105,975	$108,369		$1,073
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.29%	1.31%	1.39%	1.42%		2.85%
After expense reimbursement and earnings credits	1.10%	1.10%	1.10%	1.10%		1.10%
Net investment income to average net assets	1.12%	1.07%	1.09%	0.86%		1.33%
Portfolio turnover	27%	41%	49%	170%		59%
	Class B
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.39	$10.31	$10.99	$9.21		$9.32
Net investment income(1)	0.04	0.03	0.04	0.01		0.05
Net realized and unrealized gain (loss) from investment activities	2.00	1.10	1.20	1.77		(0.07)
Total income (loss) from investment operations	2.04	1.13	1.24	1.78		(0.02)
Dividends from net investment income	—	—	—	(0.00	)(3)	(0.03)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(0.93)	(1.05)	(1.92)	(0.00)		(0.09)
Net asset value, end of year	$11.50	$10.39	$10.31	$10.99		$9.21
Total investment return(2)	20.21%	11.25%	11.59%	19.38%		(0.17)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,061	$1,978	$4,997	$14,556		$709
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.19%	2.15%	2.35%	2.31%		3.42%
After expense reimbursement and earnings credits	1.85%	1.85%	1.85%	1.85%		1.85%
Net investment income to average net assets	0.39%	0.32%	0.34%	0.11%		0.58%
Portfolio turnover	27%	41%	49%	170%		59%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.34	$10.30	$11.00	$9.22		$9.33
Net investment income(1)	0.04	0.03	0.04	0.01		0.05
Net realized and unrealized gain (loss) from investment activities	1.99	1.10	1.20	1.77		(0.07)
Total income (loss) from investment operations	2.03	1.13	1.24	1.78		(0.02)
Dividends from net investment income	(0.02)	(0.04)	(0.02)	(0.00	)(3)	(0.03)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(0.95)	(1.09)	(1.94)	(0.00)		(0.09)
Net asset value, end of year	$11.42	$10.34	$10.30	$11.00		$9.22
Total investment return(2)	20.24%	11.26%	11.62%	19.34%		(0.13)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$15,919	$15,683	$17,235	$19,530		$1,025
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.06%	2.08%	2.19%	2.17%		3.04%
After expense reimbursement and earnings credits	1.85%	1.85%	1.85%	1.85%		1.85%
Net investment income to average net assets	0.37%	0.32%	0.34%	0.11%		0.58%
Portfolio turnover	27%	41%	49%	170%		59%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.58	$10.52	$11.22	$9.33		$9.38
Net investment income(1)	0.15	0.14	0.14	0.11		0.13
Net realized and unrealized gain (loss) from investment activities	2.05	1.12	1.24	1.80		(0.06)
Total income (loss) from investment operations	2.20	1.26	1.38	1.91		0.07
Dividends from net investment income	(0.14)	(0.15)	(0.16)	(0.02)		(0.06)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.07)	(1.20)	(2.08)	(0.02)		(0.12)
Net asset value, end of year	$11.71	$10.58	$10.52	$11.22		$9.33
Total investment return(2)	21.52%	12.37%	12.74%	20.49%		0.89%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,074	$7,172	$5,760	$4,516		$4,790
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.06%	1.06%	1.13%	1.27%		2.62%
After expense reimbursement and earnings credits	0.85%	0.85%	0.85%	0.85%		0.85%
Net investment income to average net assets	1.36%	1.32%	1.34%	1.10%		1.58%
Portfolio turnover	27%	41%	49%	170%		59%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A			Class C
	For the year ended June 30, 2007	For the period ended June 30, 2006(3)		For the year ended June 30, 2007	For the period ended June 30, 2006(5)
Net asset value, beginning of period	$9.60	$10.15		$9.58	$10.41
Net investment loss(1)	(0.10)	(0.02)		(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	1.63	(0.53)		1.62	(0.80)
Total income (loss) from investment operations	1.53	(0.55)		1.45	(0.83)
Net asset value, end of period	$11.13	$9.60		$11.03	$9.58
Total investment return(2)	15.94%	(5.42)%		15.14%	(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$261	$162		$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.61%	6.59	%(4)	5.10%	7.52	%(4)
After expense reimbursement and earnings credits	1.45%	1.45	%(4)	2.20%	2.20	%(4)
Net investment loss to average net assets	(0.99)%	(0.87	)%(4)	(1.73)%	(1.62	)%(4)
Portfolio turnover	72%	12%		72%	12%

	Class Y
	For the year ended June 30, 2007	For the period ended June 30, 2006(6)
Net asset value, beginning of period	$9.61	$10.00
Net investment loss(1)	(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.62	(0.37)
Total income (loss) from investment operations	1.55	(0.39)
Dividends from net investment income	(0.01)	—
Net asset value, end of period	$11.15	$9.61
Total investment return(2)	16.17%	(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.31%	5.90	%(4)
After expense reimbursement and earnings credits	1.20%	1.20	%(4)
Net investment loss to average net assets	(0.73)%	(0.61	)%(4)
Portfolio turnover	72%	12%

(1)  The net investment loss per share data was determined by using average shares outstanding throughout the period.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

(3)  For the period March 31, 2006 (commencent of issuance) through June 30, 2006.

(4)  Annualized.

(5)  For the period April 21, 2006 (commencement of issuance) through June 30, 2006.

(6)  For the period March 27, 2006 (commencement of operations) through June 30, 2006.

See accompanying notes to financial statements.

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UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.41	$13.65	$12.41	$10.00	$9.79
Net investment loss(1)	(0.14)	(0.12)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain from investment activities	2.14	1.45	1.55	2.55	0.29
Total income from investment operations	2.00	1.33	1.44	2.44	0.21
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$15.94	$14.41	$13.65	$12.41	$10.00
Total investment return(2)	14.18%	9.88%	11.63%	24.45%	2.14%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$149,362	$151,731	$110,795	$73,833	$9,841
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.65%	1.50%	1.59%	1.56%	1.71%
After expense reimbursement and earnings credits	1.28%	1.28%	1.28%	1.28%	1.40%
Net investment loss to average net assets	(0.93)%	(0.82)%	(0.88)%	(0.90)%	(0.90)%
Portfolio turnover	34%	49%	50%	75%	69%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.91	$13.29	$12.17	$9.89	$9.75
Net investment loss(1)	(0.24)	(0.22)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain from investment activities	2.05	1.41	1.52	2.51	0.28
Total income from investment operations	1.81	1.19	1.32	2.31	0.14
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$15.25	$13.91	$13.29	$12.17	$9.89
Total investment return(2)	13.32%	9.09%	10.86%	23.40%	1.44%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,798	$5,598	$9,592	$11,683	$1,132
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.29%	2.39%	2.53%	2.55%	2.47%
After expense reimbursement and earnings credits	2.03%	2.03%	2.03%	2.03%	2.15%
Net investment loss to average net assets	(1.69)%	(1.57)%	1.63%	(1.62)%	(1.65)%
Portfolio turnover	34%	49%	50%	75%	69%

(1)  The net investment loss per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.89	$13.28	$12.16	$9.88	$9.74
Net investment loss(1)	(0.24)	(0.22)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain from investment activities	2.05	1.40	1.52	2.51	0.28
Total income from investment operations	1.81	1.18	1.32	2.31	0.14
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$15.23	$13.89	$13.28	$12.16	$9.88
Total investment return(2)	13.33%	9.02%	10.87%	23.43%	1.44%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,877	$8,329	$8,661	$9,580	$757
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.28%	2.31%	2.45%	2.54%	2.47%
After expense reimbursement and earnings credits	2.03%	2.03%	2.03%	2.03%	2.15%
Net investment loss to average net assets	(1.68)%	(1.57)%	(1.63)%	(1.63)%	(1.65)%
Portfolio turnover	34%	49%	50%	75%	69%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.75	$13.93	$12.63	$10.15	$9.92
Net investment loss(1)	(0.10)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain from investment activities	2.20	1.47	1.58	2.59	0.29
Total income from investment operations	2.10	1.39	1.50	2.51	0.23
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$16.38	$14.75	$13.93	$12.63	$10.15
Total investment return(2)	14.54%	10.12%	11.90%	24.78%	2.32%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$303,029	$269,696	$146,725	$91,406	$39,785
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.18%	1.13%	1.14%	1.21%	1.49%
After expense reimbursement and earnings credits	1.03%	1.03%	1.03%	1.03%	1.15%
Net investment loss to average net assets	(0.68)%	(0.57)%	(0.63)%	(0.66)%	(0.66)%
Portfolio turnover	34%	49%	50%	75%	69%

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,		For the period ended
	2007	2006	June 30, 2005(3)
Net asset value, beginning of period	$10.14	$9.98	$10.00
Net investment income(1)	0.35	0.28	0.03
Net realized and unrealized gain (loss) from investment activities	(0.06)	0.18	(0.02)
Total income from investment operations	0.29	0.46	0.01
Dividends from net investment income	(0.30)	(0.29)	(0.03)
Distributions from net realized gains	(0.08)	(0.01)	—
Total dividends/distributions	(0.38)	(0.30)	(0.03)
Net asset value, end of period	$10.05	$10.14	$9.98
Total investment return(2)	2.87%	4.65%	0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$257,180	$212,983	$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.95%	0.96%	1.31	%(4)
After expense reimbursement/recoupment and earnings credits	0.95%	0.99%	1.00	%(4)
Net investment income to average net assets	3.43%	2.78%	1.75	%(4)
Portfolio turnover	56%	96%	22%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  For the period April 27, 2005 (commencement of operations) through June 30, 2005.
(4)  Annualized.

	Class C
	Year ended June 30,		For the period ended
	2007	2006	June 30, 2005(3)
Net asset value, beginning of period	$10.14	$9.98	$10.00
Net investment income(1)	0.31	0.24	0.02
Net realized and unrealized gain (loss) from investment activities	(0.06)	0.18	(0.02)
Total income from investment operations	0.25	0.42	0.00
Dividends from net investment income	(0.27)	(0.25)	(0.02)
Distributions from net realized gains	(0.08)	(0.01)	—
Total dividends/distributions	(0.35)	(0.26)	(0.02)
Net asset value, end of period	$10.04	$10.14	$9.98
Total investment return(2)	2.42%	4.30%	0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$37,548	$30,618	$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.29%	1.32%	1.68	%(4)
After expense reimbursement/recoupment and earnings credits	1.30%	1.35%	1.35	%(4)
Net investment income to average net assets	3.07%	2.42%	1.40	%(4)
Portfolio turnover	56%	96%	22%

	Class Y
	Year ended June 30,		For the period ended
	2007	2006	June 30, 2005(3)
Net asset value, beginning of period	$10.15	$9.98	$10.00
Net investment income(1)	0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	(0.07)	0.19	(0.02)
Total income from investment operations	0.30	0.49	0.01
Dividends from net investment income	(0.32)	(0.31)	(0.03)
Distributions from net realized gains	(0.08)	(0.01)	—
Total dividends/distributions	(0.40)	(0.32)	(0.03)
Net asset value, end of period	$10.05	$10.15	$9.98
Total investment return(2)	2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$259,089	$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.75%	0.77%	1.11	%(4)
After expense reimbursement/recoupment and earnings credits	0.75%	0.77%	0.85	%(4)
Net investment income to average net assets	3.63%	3.00%	1.90	%(4)
Portfolio turnover	56%	96%	22%

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.50	$9.83	$9.87	$10.24	$9.01
Net investment income(1)	0.26	0.19	0.17	0.19	0.24
Net realized and unrealized gain (loss) from investment activities	(0.10)	(0.15)	0.34	0.35	1.21
Total income (loss) from investment operations	0.16	0.04	0.51	0.54	1.45
Dividends from net investment income	(0.25)	(0.37)	(0.55)	(0.91)	(0.22)
Net asset value, end of period	$9.41	$9.50	$9.83	$9.87	$10.24
Total investment return(2)	1.67%	0.51%	5.05%	5.21%	16.34%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$14,093	$15,546	$16,701	$14,610	$11,659
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.40%	1.48%	1.48%	1.55%	1.53%
After expense reimbursement and earnings credits	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income to average net assets	2.67%	1.97%	1.65%	1.84%	2.44%
Portfolio turnover	74%	114%	112%	186%	145%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.52	$9.85	$9.88	$10.25	$9.01
Net investment income(1)	0.18	0.12	0.09	0.11	0.16
Net realized and unrealized gain (loss) from investment activities	(0.09)	(0.15)	0.35	0.35	1.23
Total income (loss) from investment operations	0.09	(0.03)	0.44	0.46	1.39
Dividends from net investment income	(0.18)	(0.30)	(0.47)	(0.83)	(0.15)
Net asset value, end of year	$9.43	$9.52	$9.85	$9.88	$10.25
Total investment return(2)	0.90%	(0.26)%	4.29%	4.38%	15.61%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$215	$420	$1,153	$1,536	$1,755
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.17%	2.25%	2.30%	2.33%	2.30%
After expense reimbursement and earnings credits	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income to average net assets	1.92%	1.22%	0.90%	1.09%	1.69%
Portfolio turnover	74%	114%	112%	186%	145%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  For the period July 2, 2002 (commencement of issuance) through June 30, 2003.
(4)  Annualized.

	Class C
	Year ended June 30,				For the period ended
	2007	2006	2005	2004	June 30, 2003(3)
Net asset value, beginning of period	$9.47	$9.81	$9.85	$10.23	$9.00
Net investment income(1)	0.21	0.14	0.12	0.14	0.19
Net realized and unrealized gain (loss) from investment activities	(0.10)	(0.15)	0.35	0.34	1.22
Total income (loss) from investment operations	0.11	(0.01)	0.47	0.48	1.41
Dividends from net investment income	(0.20)	(0.33)	(0.51)	(0.86)	(0.18)
Net asset value, end of period	$9.38	$9.47	$9.81	$9.85	$10.23
Total investment return(2)	1.17%	(0.09)%	4.60%	4.64%	15.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,491	$2,426	$3,081	$3,451	$3,198
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.77%	1.88%	1.92%	1.99%	2.01	%(4)
After expense reimbursement and earnings credits	1.65%	1.65%	1.65%	1.65%	1.65	%(4)
Net investment income to average net assets	2.17%	1.47%	1.15%	1.34%	1.94	%(4)
Portfolio turnover	74%	114%	112%	186%	145%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.51	$10.84	$10.83	$11.16	$9.79
Net investment income(1)	0.31	0.23	0.21	0.23	0.28
Net realized and unrealized gain (loss) from investment activities	(0.10)	(0.17)	0.38	0.38	1.33
Total income (loss) from investment operations	0.21	0.06	0.59	0.61	1.61
Dividends from net investment income	(0.27)	(0.39)	(0.58)	(0.94)	(0.24)
Net asset value, end of year	$10.45	$10.51	$10.84	$10.83	$11.16
Total investment return(2)	2.03%	0.65%	5.36%	5.43%	16.72%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$107,465	$80,536	$52,345	$41,016	$35,484
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.03%	1.16%	1.16%	1.24%	1.32%
After expense reimbursement and earnings credits	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income to average net assets	2.93%	2.22%	1.90%	2.09%	2.69%
Portfolio turnover	74%	114%	112%	186%	145%

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.89	$7.14	$7.06	$6.84	$6.36
Net investment income(1)	0.50	0.55	0.57	0.58	0.56
Net realized and unrealized gain (loss) from investment activities	0.08	(0.24)	0.10	0.22	0.50
Total income from investment operations	0.58	0.31	0.67	0.80	1.06
Dividends from net investment income	(0.55)	(0.56)	(0.59)	(0.58)	(0.58)
Net asset value, end of year	$6.92	$6.89	$7.14	$7.06	$6.84
Total investment return(2)	8.60%	4.48%	9.66%	12.15%	17.70%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$45,031	$51,121	$66,677	$72,614	$76,309
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.28%	1.37%	1.28%	1.31%	1.29%
After expense reimbursement and earnings credits	1.20%	1.20%	1.20%	1.20%	0.95%
Net investment income to average net assets	7.16%	7.86%	7.83%	8.27%	8.72%
Portfolio turnover	46%	64%	61%	80%	71%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.89	$7.14	$7.06	$6.83	$6.35
Net investment income(1)	0.45	0.50	0.51	0.53	0.51
Net realized and unrealized gain (loss) from investment activities	0.09	(0.25)	0.10	0.23	0.50
Total income from investment operations	0.54	0.25	0.61	0.76	1.01
Dividends from net investment income	(0.50)	(0.50)	(0.53)	(0.53)	(0.53)
Net asset value, end of year	$6.93	$6.89	$7.14	$7.06	$6.83
Total investment return(2)	7.93%	3.69%	8.79%	11.48%	16.83%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,386	$2,497	$3,945	$7,844	$13,130
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.04%	2.09%	1.99%	2.05%	2.05%
After expense reimbursement and earnings credits	1.95%	1.95%	1.95%	1.95%	1.70%
Net investment income to average net assets	6.42%	7.11%	7.08%	7.53%	7.97%
Portfolio turnover	46%	64%	61%	80%	71%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.89	$7.14	$7.06	$6.84	$6.35
Net investment income(1)	0.47	0.52	0.53	0.55	0.53
Net realized and unrealized gain (loss) from investment activities	0.08	(0.25)	0.10	0.22	0.51
Total income from investment operations	0.55	0.27	0.63	0.77	1.04
Dividends from net investment income	(0.51)	(0.52)	(0.55)	(0.55)	(0.55)
Net asset value, end of year	$6.93	$6.89	$7.14	$7.06	$6.84
Total investment return(2)	8.05%	3.95%	9.09%	11.59%	17.29%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$11,330	$12,177	$15,389	$17,499	$18,969
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.78%	1.86%	1.79%	1.82%	1.79%
After expense reimbursement and earnings credits	1.70%	1.70%	1.70%	1.70%	1.45%
Net investment income to average net assets	6.66%	7.36%	7.33%	7.78%	8.22%
Portfolio turnover	46%	64%	61%	80%	71%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.92	$7.17	$7.10	$6.87	$6.38
Net investment income(1)	0.52	0.57	0.59	0.61	0.58
Net realized and unrealized gain (loss) from investment activities	0.09	(0.24)	0.09	0.23	0.50
Total income from investment operations	0.61	0.33	0.68	0.84	1.08
Dividends from net investment income	(0.57)	(0.58)	(0.61)	(0.61)	(0.59)
Net asset value, end of year	$6.96	$6.92	$7.17	$7.10	$6.87
Total investment return(2)	8.98%	4.72%	9.82%	12.66%	18.08%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$47,768	$33,015	$30,277	$48,038	$71,819
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.98%	1.06%	0.96%	0.92%	1.05%
After expense reimbursement and earnings credits	0.95%	0.95%	0.95%	0.92%	0.70%
Net investment income to average net assets	7.43%	8.11%	8.08%	8.55%	8.97%
Portfolio turnover	46%	64%	61%	80%	71%

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.27		$10.73	$10.56	$10.99	$10.51
Net investment income(1)	0.32		0.40	0.39	0.39	0.42
Net realized and unrealized gain (loss) from investment activities	0.24		(0.42)	0.20	(0.37)	0.52
Total income (loss) from investment operations	0.56		(0.02)	0.59	0.02	0.94
Dividends from net investment income	(0.37)		(0.44)	(0.42)	(0.45)	(0.46)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.46		$10.27	$10.73	$10.56	$10.99
Total investment return(2)	5.39	%(4)	(0.07)%	5.72%	0.18%	9.17%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$29,356		$31,285	$34,282	$31,420	$31,337
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.07%		1.07%	1.19%	1.11%	1.04%
After expense reimbursement and earnings credits	0.85%		0.85%	0.85%	0.85%	0.85%
Net investment income to average net assets	3.08%		3.79%	3.61%	3.58%	3.89%
Portfolio turnover	209%		229%	174%	137%	180%
	Class B
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.28		$10.74	$10.56	$10.97	$10.50
Net investment income(1)	0.25		0.32	0.31	0.30	0.34
Net realized and unrealized gain (loss) from investment activities	0.23		(0.42)	0.21	(0.36)	0.52
Total income (loss) from investment operations	0.48		(0.10)	0.52	(0.06)	0.86
Dividends from net investment income	(0.29)		(0.36)	(0.34)	(0.35)	(0.39)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.47		$10.28	$10.74	$10.56	$10.97
Total investment return(2)	4.70	%(4)	(0.93)%	4.96%	(0.55)%	8.30%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$442		$808	$1,620	$2,043	$3,646
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.84%		1.83%	2.00%	2.00%	1.79%
After expense reimbursement and earnings credits	1.60%		1.60%	1.60%	1.60%	1.60%
Net investment income to average net assets	2.39%		3.04%	2.86%	2.82%	3.14%
Portfolio turnover	209%		229%	174%	137%	180%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.
(4)  During the fiscal year ended June 30, 2007, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

	Class C
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.26		$10.72	$10.55	$10.98	$10.50
Net investment income(1)	0.27		0.34	0.33	0.33	0.37
Net realized and unrealized gain (loss) from investment activities	0.24		(0.41)	0.22	(0.37)	0.52
Total income (loss) from investment operations	0.51		(0.07)	0.55	(0.04)	0.89
Dividends from net investment income	(0.32)		(0.39)	(0.38)	(0.39)	(0.41)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.45		$10.26	$10.72	$10.55	$10.98
Total investment return(2)	4.98	%(4)	(0.67)%	5.25%	(0.37)%	8.65%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,525		$1,530	$2,068	$2,195	$3,164
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.55%		1.56%	1.64%	1.65%	1.54%
After expense reimbursement and earnings credits	1.35%		1.35%	1.35%	1.35%	1.35%
Net investment income to average net assets	2.56%		3.29%	3.11%	3.08%	3.39%
Portfolio turnover	209%		229%	174%	137%	180%
	Class Y
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.27		$10.72	$10.57	$11.01	$10.53
Net investment income(1)	0.34		0.42	0.41	0.41	0.45
Net realized and unrealized gain (loss) from investment activities	0.25		(0.41)	0.21	(0.37)	0.52
Total income (loss) from investment operations	0.59		0.01	0.62	0.04	0.97
Dividends from net investment income	(0.40)		(0.46)	(0.47)	(0.48)	(0.49)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.46		$10.27	$10.72	$10.57	$11.01
Total investment return(2)	5.76	%(4)	0.14%	5.95%	0.40%	9.42%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$163,172		$105,526	$109,568	$89,281	$78,807
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.76%		0.82%	0.78%	0.80%	0.79%
After expense reimbursement and earnings credits	0.60%		0.60%	0.60%	0.60%	0.60%
Net investment income to average net assets	3.27%		4.04%	3.86%	3.83%	4.14%
Portfolio turnover	209%		229%	174%	137%	180%

See accompanying notes to financial statements.

The UBS Funds—Notes to financial statements

1.  Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 9, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Absolute Return Bond Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund, which offer Class A, Class C, and Class Y. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A.  Valuation of investments: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges

The UBS Funds—Notes to financial statements

normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

B.  Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund's Portfolio of Investments.

C.  Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing

The UBS Funds—Notes to financial statements

exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.  Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E.  Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.  Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

The UBS Funds—Notes to financial statements

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

G.  Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.  Swap agreements: The Funds (except for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund) may engage in swap agreements, including but not limited to interest rate, currency, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

The UBS Funds—Notes to financial statements

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At June 30, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund had outstanding interest rate swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank PLC	JPY	1,200,000,000	10/27/35	2.4400%		0.7369	%(1)	$345,616
Barclays Bank PLC	GBP	42,300,000	01/19/36	—	(2)	3.0550		(5,692,788)
Barclays Bank PLC	GBP	10,600,000	07/03/36	—	(2)	3.1075		(1,215,005)
Barclays Bank PLC	GBP	47,000,000	11/02/36	4.3850		5.8463	(3)	11,757,194
Deutsche Bank AG	USD	114,000,000	12/30/11	5.0150		5.3600	(4)	2,064,662
Deutsche Bank AG	CHF	87,000,000	02/01/17	2.9275		2.2925	(5)	3,478,941
Deutsche Bank AG	GBP	41,000,000	11/02/21	3.0850		—	(2)	2,121,621
Deutsche Bank AG	GBP	47,000,000	11/02/21	5.8463	(3)	4.7550		(8,912,532)
Deutsche Bank AG	GBP	34,000,000	11/02/36	—	(2)	3.0350		(4,564,164)
Deutsche Bank AG	GBP	49,000,000	06/27/37	5.2100		6.0906	(3)	89,532
Deutsche Bank AG	GBP	65,000,000	06/27/37	—	(2)	3.3150		(1,715,031)
Goldman Sachs International	USD	895,000,000	12/19/07	—	(6)	5.0300		(660,286)

The UBS Funds—Notes to financial statements

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	1,870,000,000	12/17/08	4.5750%		—	(6)	$2,636,437
Goldman Sachs International	USD	1,000,000,000	12/16/09	—	(6)	4.6900%		(1,430,965)
Goldman Sachs International	CHF	62,000,000	01/10/17	2.8630		2.2500	(5)	2,535,580
Goldman Sachs International	GBP	20,000,000	01/24/37	4.5988		5.7144	(3)	3,858,344
Goldman Sachs International	JPY	2,400,000,000	02/02/37	2.5230		0.5788	(1)	334,441
Goldman Sachs International	GBP	14,000,000	03/13/37	—	(2)	3.0675		(1,644,506)
Goldman Sachs International	GBP	16,000,000	03/13/37	4.6100		5.6300	(3)	2,950,120
JPMorgan Chase Bank	USD	406,000,000	06/12/11	—	(6)	5.6100		1,077,759
JPMorgan Chase Bank	USD	101,000,000	06/12/19	5.8475		—	(6)	(726,367)
Royal Bank of Scotland PLC	JPY	1,600,000,000	05/09/35	2.2513		0.7419	(1)	948,660
Royal Bank of Scotland PLC	JPY	675,000,000	07/12/35	2.2550		0.6563	(1)	371,924
Royal Bank of Scotland PLC	GBP	62,300,000	12/09/35	—	(2)	3.1450		(6,291,987)
Royal Bank of Scotland PLC	GBP	80,000,000	12/09/35	4.3175		5.9738	(3)	21,583,782
Royal Bank of Scotland PLC	JPY	700,000,000	12/19/35	2.4700		0.8513	(1)	184,646
Royal Bank of Scotland PLC	JPY	1,500,000,000	03/02/36	2.4625		0.7269	(1)	357,601
Royal Bank of Scotland PLC	JPY	1,000,000,000	05/19/36	2.7200		0.7519	(1)	(162,651)
Royal Bank of Scotland PLC	JPY	1,100,000,000	07/05/36	2.7800		0.6306	(1)	(359,833)
Royal Bank of Scotland PLC	GBP	13,000,000	01/24/37	—	(2)	3.0900		(1,460,721)
								$21,860,024

(1)  Rate based on 6 month LIBOR (JPY BBA)

(2)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(3)  Rate based on 6 month LIBOR (GBP BBA)

(4)  Rate based on 3 month LIBOR (USD BBA)

(5)  Rate based on 6 month LIBOR (Swiss BBA)

(6)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2007.

BBA  British Banking Association

Currency type abbreviations:

CHF  Swiss Franc

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS Global Allocation Fund
Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund	Value
Deutsche Bank AG	USD	18,885,000	06/16/27	5.3600	%(1)	6.0350%	$483,531

(1)  Rate based on 3 month LIBOR (USD BBA)

BBA  British Banking Association

Currency type abbreviation:

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Goldman Sachs International	USD	305,000,000	12/19/07	—	(1)	5.0300%		$(225,014)
Goldman Sachs International	USD	635,000,000	12/17/08	4.5750%		—	(1)	895,261
Goldman Sachs International	USD	335,000,000	12/16/09	—	(1)	4.6900		(479,373)
Goldman Sachs International	GBP	4,400,000	03/28/37	—	(2)	3.1280		(423,548)
Goldman Sachs International	GBP	5,800,000	03/28/37	4.7420		5.7013	(3)	836,889
								$604,215

(1)  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2007.

(2)  Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

(3)  Rate based on 6 month LIBOR (GBP BBA)

BBA  British Banking Association

Currency type abbreviations:

GBP  Great Britain Pound

USD  United States Dollar

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	2,885,000	06/16/27	5.3600	%(1)	6.0350%		$73,868
Goldman Sachs International	USD	95,000,000	12/19/07	—	(2)	5.0300		(70,086)
Goldman Sachs International	USD	195,000,000	12/17/08	4.5750		—	(2)	274,923
Goldman Sachs International	USD	105,000,000	12/16/09	—	(2)	4.6900		(150,252)
JPMorgan Chase Bank	USD	45,000,000	12/07/09	—	(2)	4.5810		(637,517)
JPMorgan Chase Bank	USD	42,000,000	06/12/11	—	(2)	5.6100		111,492
JPMorgan Chase Bank	USD	11,000,000	12/07/17	4.8910		—	(2)	663,453
JPMorgan Chase Bank	USD	11,000,000	06/12/19	5.8475		—	(2)	(79,109)
								$186,772

(1)  Rate based on 3 month LIBOR (USD BBA)

(2)  Payments made based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of June 30, 2007.

BBA  British Banking Association

Currency type abbreviation:

USD  United States Dollar

The UBS Funds—Notes to financial statements

At June 30, 2007, UBS Dynamic Alpha Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund had outstanding credit default swap agreements with the following terms:

UBS Dynamic Alpha Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Barclays Bank PLC	USD	48,500,000	12/20/11	1.4000	%(1)	—	(2)	$(670,344)
Barclays Bank PLC	USD	62,500,000	12/20/11	1.4000	(1)	—	(2)	(863,846)
Barclays Bank PLC	USD	57,000,000	06/20/12	1.2500	(1)	—	(3)	(363,377)
Deutsche Bank AG	EUR	23,000,000	12/20/11	0.5000	(1)	—	(4)	(253,518)
Deutsche Bank AG	USD	15,500,000	12/20/11	0.4800	(1)	—	(5)	15,638
Deutsche Bank AG	USD	40,000,000	12/20/11	1.4000	(1)	—	(2)	(552,862)
Deutsche Bank AG	EUR	13,000,000	03/20/12	0.2600	(1)	—	(6)	(28,115)
Deutsche Bank AG	EUR	3,000,000	06/20/12	0.3100	(1)	—	(7)	(13,781)
Deutsche Bank AG	EUR	3,000,000	06/20/12	0.4700	(1)	—	(4)	(24,668)
Goldman Sachs International	USD	56,500,000	12/20/11	1.4000	(1)	—	(2)	(780,917)
Goldman Sachs International	EUR	4,320,000	03/20/12	—	(8)	2.5000	%(1)	(121,951)
Goldman Sachs International	USD	5,000,000	06/20/12	0.3400	(1)	—	(9)	11,822
Royal Bank of Scotland PLC	EUR	23,000,000	12/20/11	0.2800	(1)	—	(7)	(92,301)
Royal Bank of Scotland PLC	USD	29,000,000	12/20/11	0.3900	(1)	—	(9)	(66,231)
								$(3,804,451)

(1)  Payments made are based on the notional amount.

(2)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.6 Index.

(3)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.7 Index.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wolters Kluwer N.V. 5.125% bond, due 01/27/14.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corp. 5.875% bond, due 07/15/12.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Volvo AB 5.375% bond, due 01/26/10.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel N.V. 4.250% bond, due 06/14/11.

(8)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the WDAC Subsidiary Corp. 8.500% bond, due 12/01/14.

(9)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz Company 6.000% bond, due 03/15/08.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	1,420,000	06/20/08	—	(1)	0.6500	%(2)	$(664)
Deutsche Bank AG	USD	4,300,000	06/20/08	—	(3)	1.0500	(2)	(15,004)
Deutsche Bank AG	USD	2,570,000	03/20/11	0.1700	%(2)	—	(4)	(5,260)
Deutsche Bank AG	EUR	3,700,000	09/20/11	0.5700	(2)	—	(5)	(56,220)
Deutsche Bank AG	EUR	3,740,000	09/20/11	0.2500	(2)	—	(6)	(11,465)
Deutsche Bank AG	USD	2,700,000	12/20/11	0.4800	(2)	—	(7)	2,724
Deutsche Bank AG	USD	5,000,000	12/20/11	0.3800	(2)	—	(8)	(9,415)
Deutsche Bank AG	EUR	2,100,000	03/20/12	0.2600	(2)	—	(9)	(4,542)
Deutsche Bank AG	EUR	4,200,000	06/20/12	2.3000	(2)	—	(10)	(13,446)
Deutsche Bank AG	EUR	25,700,000	06/20/12	0.5500	(2)	—	(11)	(168,805)
Deutsche Bank AG	EUR	25,700,000	06/20/17	—	(12)	0.5000	(2)	187,316
Goldman Sachs International	EUR	2,650,000	09/20/07	—	(13)	0.2500	(2)	1,136
Goldman Sachs International	EUR	630,000	03/20/12	—	(14)	2.5000	(2)	(17,784)
Goldman Sachs International	EUR	4,200,000	03/20/12	—	(15)	0.1400	(2)	(6,924)
Goldman Sachs International	EUR	12,600,000	06/20/12	—	(16)	2.3000	(2)	3,872
								$(114,481)

(1)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the SLM Corp. 5.125% bond, due 08/27/12.

(2)  Payments made are based on the notional amount.

(3)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Residental Capital LLC 6.500% bond, due 04/17/13.

(4)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Nissan Motor Co., Ltd. 1.000% bond, due 07/10/29.

(5)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wolters Kluwer N.V. 5.125% bond, due 01/27/14.

(6)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel N.V. 4.250% bond, due 06/14/11.

(7)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corp. 5.875% bond, due 07/15/12.

(8)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz Company 6.000% bond, due 03/15/08.

(9)  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Volvo AB 5.375% bond, due 01/10/26.

(10)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 7 Index.

(11)  Payment from the counterparty will be received upon the occurrence of a succession event with respect to the iTraxx HiVol Series 7 Index.

(12)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Main 10 year Series 7 Index.

(13)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Glencore International AG 5.375% bond, due 09/30/11.

(14)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the WDAC Subsidiary Corp. 8.500% bond, due 12/01/14.

(15)  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Credit Suisse Finance Group 3.125% bond, due 09/14/12.

(16)  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 7 Index.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	USD	1,950,000	06/20/12	0.7500	%(1)	—	(2)	$16,470
Deutsche Bank AG	USD	1,200,000	07/25/45	2.67	%(1)	—	(3)	263,176
(Upfront payments made by the Fund of $140,377)								$279,646

(1)  Payments made are based on the notional amount.

(2)  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG HVOL 8 Index.

(3)  Payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX.HE.BBB-.06.0 Index.

Currency type abbreviation:

USD  United States Dollar

At June 30, 2007, UBS Absolute Return Bond Fund had outstanding total return swap agreements with the following terms:

UBS Absolute Return Bond Fund
Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Value
Deutsche Bank AG	BRL	2,575,000	08/15/10	$2,161,081	(1)	—	(2)	$2,219,139
Deutsche Bank AG	BRL	2,575,000	05/15/45	2,226,497	(1)	—	(3)	2,237,732
(Upfront payments made by the Fund of $4,387,578)								$4,456,871

(1)  Payment made on 05/22/07 to fully fund swap.

(2)  Rate is equal to the total return of the Federative Republic of Brazil Nota do Tesouro Nacional Serie B 6.000% bond, due 08/05/10.

(3)  Rate is equal to the total return of the Federative Republic of Brazil Nota do Tesouro Nacional Serie B 6.000% bond, due 05/15/45.

Currency type abbreviation:

BRL  Brazilian Real

I.  Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could

The UBS Funds—Notes to financial statements

result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended June 30, 2007 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2006	2,627	$3,766,496
Options written	7,971	1,242,687
Options terminated in closing purchase transactions	(2,627)	(3,766,496)
Options expired prior to exercise	(7,111)	(157,864)
Options exercised	—	—
Options outstanding at June 30, 2007	860	$1,084,823

Written option activity for the year ended June 30, 2007 for UBS Absolute Return Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2006	—	$—
Options written	1,217	27,017
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(1,217)	(27,017)
Options exercised	—	—
Options outstanding at June 30, 2007	—	$—

Written option activity for the year ended June 30, 2007 for UBS Global Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2006	—	$—
Options written	239	5,306
Options terminated in closing purchase transactions		—
Options expired prior to exercise	(239)	(5,306)
Options exercised	—	—
Options outstanding at June 30, 2007	—	$—

The UBS Funds—Notes to financial statements

Written option activity for the year ended June 30, 2007 for UBS U.S. Bond Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2006	—	$—
Options written	3,708	457,804
Options terminated in closing purchase transactions	(1,248)	(89,109)
Options expired prior to exercise	(840)	(86,344)
Options exercised	—	—
Options outstanding at June 30, 2007	1,620	$282,351

J.  Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.  Short sales: UBS U.S. Equity Alpha Fund ("Equity Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If Equity Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Equity Alpha is charged a securities loan fee equal to 0.40% of short market value in connection with short sale transactions.

The UBS Dynamic Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. There were no short positions as of June 30, 2007 for any of these funds.

L.  Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net investment income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net investment income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such

The UBS Funds—Notes to financial statements

amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

M.  Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N.  Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The following Funds recorded recaptured commissions which are reflected on the Statements of Operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Allocation Fund	$297,507
UBS Global Equity Fund	61,719
UBS U.S. Equity Alpha Fund	27,399
UBS U.S. Large Cap Equity Fund	35,078
UBS U.S. Large Cap Value Equity Fund	9,113
UBS U.S. Mid Cap Growth Equity Fund	1,165

O.  Redemption fees: Effective on or about March 1, 2007, each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. Prior to March 1, 2007, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Fund charged a 1.00% redemption fee if Class A shares or Class Y shares were sold or exchanged less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The

The UBS Funds—Notes to financial statements

redemption fees earned by the Fund are disclosed in the Statements of Changes in Net Assets. For the year ended June 30, 2007, redemption fees represent less than $0.005 per share.

2.  Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.700%	0.700%
UBS Global Allocation Fund	0.800	0.750	0.700	0.675	0.650	0.630	0.610
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650	0.650	0.650
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Growth Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
UBS Absolute Return Bond Fund	0.550	0.500	0.475	0.450	0.425	0.425	0.425
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400
	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1 billion	$1 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

On June 5, 2007, the Board approved a change to the investment advisory fee schedule for the UBS Dynamic Alpha Fund. Effective July 1, 2007, UBS Dynamic Alpha Fund will pay the Advisor a monthly fee, accrued daily and paid monthly, based on its average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The UBS Funds—Notes to financial statements

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding securities loan fees and dividend expense for securities sold short for UBS U.S. Equity Alpha Fund) of each Fund to the extent that total annualized operating expenses (excluding securities loan fees and dividend expense for securities sold short for UBS U.S. Equity Alpha Fund) exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2007, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$23,631,158	$—
UBS Global Allocation Fund	N/A	N/A	N/A	N/A	30,801,439	—
UBS Global Equity Fund	1.25	2.00	2.00	1.00	3,228,817	276,821
UBS International Equity Fund	1.25	2.00	2.00	1.00	1,662,680	299,152
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	1,329,213	65,098
UBS U.S. Large Cap Equity Fund	1.30	2.05	2.05	1.05	5,548,125	—
UBS U.S. Large Cap Growth Fund	1.05	1.80	1.80	0.80	255,412	182,286
UBS U.S. Large Cap Value Equity Fund	1.10	1.85	1.85	0.85	950,238	263,098
UBS U.S. Mid Cap Growth Fund	1.45	N/A*	2.20	1.20	45,256	165,848
UBS U.S. Small Cap Growth Fund	1.28	2.03	2.03	1.03	3,831,239	1,001,626
UBS Absolute Return Bond Fund	1.00	N/A*	1.35	0.85	2,917,215	—
UBS Global Bond Fund	1.15	1.90	1.65	0.90	725,912	159,638
UBS High Yield Fund	1.20	1.95	1.70	0.95	639,825	64,770
UBS U.S. Bond Fund	0.85	1.60	1.35	0.60	872,527	297,638

*  UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2007 are subject to repayment through June 30, 2010. For the year ended June 30, 2007, the UBS U.S. Large Cap Equity Fund and UBS Absolute Return Bond Fund repaid $3,428 and $2,565, respectively, of fee waivers and expenses the Advisor had previously reimbursed.

The UBS Funds—Notes to financial statements

At June 30, 2007, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2008	Expires June 30, 2009	Expires June 30, 2010
UBS Global Equity Fund—Class A	$526,432	$157,744	$194,727	$173,961
UBS Global Equity Fund—Class B	462,278	271,790	173,443	17,045
UBS Global Equity Fund—Class C	355,266	155,224	124,069	75,973
UBS Global Equity Fund—Class Y	63,995	48,718	5,435	9,842
UBS U.S. Equity Alpha Fund—Class A	45,576	—	—	45,576
UBS U.S. Equity Alpha Fund—Class C	19,433	—	—	19,433
UBS U.S. Equity Alpha Fund—Class Y	89	—	—	89
UBS U.S. Large Cap Growth Fund—Class A	169,075	51,018	69,987	48,070
UBS U.S. Large Cap Growth Fund—Class B	16,694	7,933	5,968	2,793
UBS U.S. Large Cap Growth Fund—Class C	23,270	8,401	8,261	6,608
UBS U.S. Large Cap Growth Fund—Class Y	251,745	71,839	55,091	124,815
UBS U.S. Large Cap Value Equity Fund—Class A	746,656	312,029	226,959	207,669
UBS U.S. Large Cap Value Equity Fund—Class B	57,846	42,951	9,897	4,998
UBS U.S. Large Cap Value Equity Fund—Class C	134,927	62,485	39,190	33,252
UBS U.S. Large Cap Value Equity Fund—Class Y	46,836	15,415	14,242	17,179
UBS U.S. Mid Cap Growth Equity Fund—Class A	8,009	—	1,575	6,434
UBS U.S. Mid Cap Growth Equity Fund—Class C	2,601	—	590	2,011
UBS U.S. Mid Cap Growth Equity Fund—Class Y	217,665	—	60,262	157,403
UBS U.S. Small Cap Growth Fund—Class A	1,123,608	272,585	298,049	552,974
UBS U.S. Small Cap Growth Fund—Class B	90,331	51,108	29,642	9,581
UBS U.S. Small Cap Growth Fund—Class C	82,259	38,249	24,460	19,550
UBS U.S. Small Cap Growth Fund—Class Y	731,615	110,351	201,743	419,521
UBS Global Bond Fund—Class A	148,492	54,654	54,977	38,861
UBS Global Bond Fund—Class B	8,620	5,301	2,335	984
UBS Global Bond Fund—Class C	18,096	9,933	6,123	2,040
UBS Global Bond Fund—Class Y	396,419	123,731	154,935	117,753
UBS High Yield Fund—Class A	196,495	55,259	99,109	42,127
UBS High Yield Fund—Class B	8,177	2,034	4,134	2,009
UBS High Yield Fund—Class C	47,615	15,374	22,658	9,583
UBS High Yield Fund—Class Y	53,011	4,299	37,661	11,051
UBS U.S. Bond Fund—Class A	258,276	108,925	79,152	70,199
UBS U.S. Bond Fund—Class B	11,980	7,703	2,662	1,615
UBS U.S. Bond Fund—Class C	12,752	6,202	3,411	3,139
UBS U.S. Bond Fund—Class Y	602,628	168,925	211,018	222,685

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the

The UBS Funds—Notes to financial statements

average daily net assets of such Fund. For the year ended June 30, 2007, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$206,880	$2,357,825
UBS Global Allocation Fund	318,001	3,401,914
UBS Global Equity Fund	25,526	332,553
UBS International Equity Fund	12,556	155,877
UBS U.S. Equity Alpha Fund	14,491	99,691
UBS U.S. Large Cap Equity Fund	62,004	610,966
UBS U.S. Large Cap Growth Fund	6,842	29,689
UBS U.S. Large Cap Value Equity Fund	8,685	101,811
UBS U.S. Mid Cap Growth Equity Fund	369	3,993
UBS U.S. Small Cap Growth Fund	28,864	338,051
UBS Absolute Return Bond Fund	34,576	399,948
UBS Global Bond Fund	7,559	83,752
UBS High Yield Fund	6,626	79,978
UBS U.S. Bond Fund	11,962	130,880

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended June 30, 2007 were as follows:

			UBS Dynamic Alpha Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS Emerging Markets Equity Relationship Fund	$195,498,312	$—	$12,902,500	$6,751,516	$77,594,103	$266,941,429
UBS International Equity Relationship Fund	752,513,966	17,000,000	397,000,000	125,781,308	59,991,330	558,286,604
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	42,000,000	—	—	4,175,197	46,175,197
UBS Opportunistic High Yield Relationship Fund	—	38,000,000	—	—	1,142,524	39,142,524
UBS Small-Cap Equity Relationship Fund	169,249,160	—	—	—	38,700,803	207,949,963
UBS U.S. Equity Alpha Relationship Fund	264,889,737	19,000,000	—	—	71,615,970	355,505,707
UBS U.S. Large Cap Equity Relationship Fund	642,474,353	—	318,000,000	23,876,223	44,514,492	392,865,068
UBS U.S. Large Cap Growth Equity Relationship Fund	166,243,607	9,000,000	—	—	35,786,441	211,030,048

The UBS Funds—Notes to financial statements

			UBS Global Allocation Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS Corporate Bond Relationship Fund	$40,646,810	$58,350,000	$5,000,000	$385,729	$3,742,793	$98,125,332
UBS Emerging Markets Equity Relationship Fund	167,868,945	—	—	—	72,524,327	240,393,272
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	7,000,000	—	—	524,790	7,524,790
UBS High Yield Relationship Fund	31,640,230	10,000,000	—	—	3,722,979	45,363,209
UBS Small-Cap Equity Relationship Fund	118,431,390	—	—	—	27,080,725	145,512,115
UBS U.S. Securitized Mortgage Relationship Fund	122,928,299	225,000,000	—	—	7,388,173	355,316,472
			UBS Global Equity Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS Emerging Markets Equity Completion Relationship Fund	$16,731,326	$—	$—	$—	$7,827,456	$24,558,782
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	2,300,000	—	—	172,431	2,472,431
UBS U.S. Smaller Cap Equity Completion Relationship Fund	—	2,200,000	—	—	171,138	2,371,138
			UBS International Equity Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS Emerging Markets Equity Completion Relationship Fund	$7,185,232	$—	$—	$—	$3,361,484	$10,546,716
UBS Global ex U.S. Smaller Cap Equity Completion Relationship Fund	—	2,500,000	—	—	187,425	2,687,425
			UBS Absolute Return Bond Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS U.S. Securitized Mortgage Relationship Fund	$63,042,475	$—	$37,000,000	$2,576,862	$871,980	$29,491,317

The UBS Funds—Notes to financial statements

			UBS Global Bond Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS U.S. Securitized Mortgage Relationship Fund	$11,710,161	$7,275,000	$5,800,000	$626,279	$102,393	$13,913,833
			UBS U.S. Bond Fund
Affiliated investment companies	Value 06/30/06	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 06/30/07
UBS Corporate Bond Relationship Fund	$2,698,312	$2,600,000	$2,500,000	$171,525	$201,226	$3,171,063
UBS Opportunistic Emerging Markets Debt Relationship Fund	2,006,713	1,600,000	—	—	428,352	4,035,065
UBS Opportunistic High Yield Relationship Fund	8,026,848	4,200,000	—	—	630,530	12,857,378
UBS U.S. Securitized Mortgage Relationship Fund	9,435,351	43,090,000	—	—	898,523	53,423,874

The Funds may invest in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2007 and for the year then ended were as follows:

Fund	Value 06/30/06	Purchases	Sales proceeds	Interest income	Value 06/30/07	% of net assets
UBS Global Allocation Fund	$207,914,294	$968,045,584	$1,018,544,355	$9,356,035	$157,415,523	3.05%
UBS Global Equity Fund	—	79,517,370	78,186,964	112,243	1,330,406	0.33%
UBS International Equity Fund	21,075,030	88,158,740	103,144,536	97,594	6,089,234	3.02%
UBS U.S. Large Cap Equity Fund	18,145,640	318,787,694	319,890,722	1,596,771	17,042,612	1.70%
UBS U.S. Large Cap Growth Fund	139,461	39,138,491	38,443,612	41,798	834,340	1.14%
UBS U.S. Large Cap Value Equity Fund	903,587	25,431,330	25,047,835	85,801	1,287,082	0.92%
UBS U.S. Small Cap Growth Fund	10,786,995	118,081,266	114,114,509	389,348	14,753,752	3.19%
UBS Global Bond Fund	7,204,469	48,808,057	50,874,164	298,653	5,138,362	4.17%
UBS High Yield Fund	982,605	54,062,667	51,212,491	133,674	3,832,781	3.60%
UBS U.S. Bond Fund	7,844,306	106,469,650	109,747,375	316,427	4,566,581	2.35%

The UBS Funds—Notes to financial statements

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2007 and for the year then ended were as follows:

Fund	Value 06/30/06	Purchases	Sales proceeds	Interest income	Value 06/30/07	% of net assets
UBS Dynamic Alpha Fund	$27,133,225	$1,116,298,573	$1,077,589,123	$4,500,231	$65,842,675	2.02%
UBS U.S. Equity Alpha Fund	—	60,906,870	60,027,587	70,593	879,283	0.38
UBS U.S. Mid Cap Growth Equity Fund	60,872	1,176,234	1,171,973	2,745	65,133	1.10
UBS Absolute Return Bond Fund	39,828,887	208,575,271	237,918,476	1,872,942	10,485,682	1.89

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2007, were as follows:

Fund	Brokerage commissions
UBS Dynamic Alpha Fund	$29,363
UBS Global Allocation Fund	935
UBS U.S. Equity Alpha Fund	463
UBS U.S. Large Cap Equity Fund	15,563
UBS U.S. Large Cap Value Equity Fund	23
UBS U.S. Mid Cap Growth Fund	68

3.  Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Equity Fund	0.25	1.00	1.00
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Growth Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Mid Cap Growth Equity Fund	0.25	N/A*	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00
UBS Absolute Return Bond Fund	0.15	N/A*	0.50

The UBS Funds—Notes to financial statements

Fund	Class A	Class B	Class C
UBS Global Bond Fund	0.25%	1.00%	0.75%
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*  UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C.

At June 30, 2007, certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2007, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$455,122	$5,227,717
UBS Dynamic Alpha Fund—Class B	21,570	111,940
UBS Dynamic Alpha Fund—Class C	488,030	217,359
UBS Global Allocation Fund—Class A	634,276	6,765,318
UBS Global Allocation Fund—Class B	113,941	237,595
UBS Global Allocation Fund—Class C	1,048,796	128,972
UBS Global Equity Fund—Class A	34,965	70,164
UBS Global Equity Fund—Class B	6,197	12,752
UBS Global Equity Fund—Class C	43,668	1,124
UBS International Equity Fund—Class A	5,429	41,251
UBS International Equity Fund—Class B	437	1,172
UBS International Equity Fund—Class C	2,155	937
UBS U.S. Equity Alpha Fund—Class A	38,652	1,265,376
UBS U.S. Equity Alpha Fund—Class C	34,119	6,315
UBS U.S. Large Cap Equity Fund—Class A	32,447	71,603
UBS U.S. Large Cap Equity Fund—Class B	720	1,163
UBS U.S. Large Cap Equity Fund—Class C	8,804	1,358
UBS U.S. Large Cap Growth Fund—Class A	2,016	4,018
UBS U.S. Large Cap Growth Fund—Class B	187	234
UBS U.S. Large Cap Growth Fund—Class C	802	22
UBS U.S. Large Cap Value Equity Fund—Class A	25,172	19,340
UBS U.S. Large Cap Value Equity Fund—Class B	866	1,779
UBS U.S. Large Cap Value Equity Fund—Class C	13,191	389
UBS U.S. Mid Cap Growth Equity Fund—Class A	55	2,654
UBS U.S. Mid Cap Growth Equity Fund—Class C	476	246
UBS U.S. Small Cap Growth Fund—Class A	31,094	8,568
UBS U.S. Small Cap Growth Fund—Class B	1,508	7,861
UBS U.S. Small Cap Growth Fund—Class C	6,536	682
UBS Absolute Return Bond Fund—Class A	32,620	182,305
UBS Absolute Return Bond Fund—Class C	15,609	13,826
UBS Global Bond Fund—Class A	2,961	25,948

The UBS Funds—Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS Global Bond Fund—Class B	$185	$190
UBS Global Bond Fund—Class C	924	815
UBS High Yield Fund—Class A	9,417	57,892
UBS High Yield Fund—Class B	2,120	5,118
UBS High Yield Fund—Class C	7,106	1,833
UBS U.S. Bond Fund—Class A	6,151	22,151
UBS U.S. Bond Fund—Class B	363	156
UBS U.S. Bond Fund—Class C	986	1,014

4.  Transfer agency and related services fees

UBS Financial Services Inc. provides transfer agency and related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the year ended June 30, 2007, UBS Financial Services Inc. received from PFPC, not the Funds, total transfer agency and related services fees paid by the Funds to PFPC as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$733,850
UBS Global Allocation Fund	1,042,304
UBS Global Equity Fund	184,505
UBS International Equity Fund	10,238
UBS U.S. Equity Alpha Fund	34,565
UBS U.S. Large Cap Equity Fund	24,462
UBS U.S. Large Cap Growth Fund	3,434
UBS U.S. Large Cap Value Equity Fund	50,299
UBS U.S. Mid Cap Growth Equity Fund	162
UBS U.S. Small Cap Growth Fund	39,287
UBS Absolute Return Bond Fund	103,471
UBS Global Bond Fund	14,677
UBS High Yield Fund	47,656
UBS U.S. Bond Fund	5,017

5.  Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Portfolios of Investments. In addition, the UBS Global Allocation Fund received US Government Agency securities as collateral amounting to $204,396,017, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2007, were as follows:

Fund	Market value of securities loaned	Total collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Allocation Fund	$337,414,527	$348,450,805	$144,054,788
UBS International Equity Fund	5,832,136	6,089,234	6,089,234

6.  Purchases and sales of securities

For the year ended June 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$811,625,930	$880,550,067
UBS Global Allocation Fund	2,473,202,710	1,833,940,973
UBS Global Equity Fund	139,571,456	238,718,919
UBS International Equity Fund	145,594,116	182,548,160
UBS U.S. Equity Alpha Fund	408,787,133	198,473,130
UBS U.S. Large Cap Equity Fund	492,765,878	271,337,763
UBS U.S. Large Cap Growth Fund	95,938,750	41,509,392
UBS U.S. Large Cap Value Equity Fund	35,999,650	52,266,304
UBS U.S. Mid Cap Growth Equity Fund	3,838,131	3,815,062
UBS U.S. Small Cap Growth Fund	150,757,043	190,872,386
UBS Absolute Return Bond Fund	351,445,697	260,062,578
UBS Global Bond Fund	88,086,276	58,202,601
UBS High Yield Fund	52,375,076	47,156,255
UBS U.S. Bond Fund	83,474,967	51,981,077

For the year ended June 30, 2007, aggregate purchases and sales of US Government securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$1,459,623,114	$1,388,004,316
UBS Global Bond Fund	16,818,528	20,222,872
UBS U.S. Bond Fund	317,400,747	299,076,938

7.  Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds—Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 were as follows:

	2007			2006
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$46,880	$—	$46,880	$7,212,627	$4,878,805	$12,091,432
UBS Global Allocation Fund	123,945,917	185,593,405	309,539,322	65,733,883	111,143,459	176,877,342
UBS Global Equity Fund	3,964,334	—	3,964,334	2,442,591	—	2,442,591
UBS International Equity Fund	5,455,734	6,171,802	11,627,536	2,158,708	4,706,815	6,865,523
UBS U.S.Equity Alpha Fund	270,893	—	270,893	—	—	—
UBS U.S. Large Cap Equity Fund	14,888,199	14,605,699	29,493,898	5,777,509	7,141,858	12,919,367
UBS U.S. Large Cap Growth Fund	14,389	—	14,389	5,151	—	5,151
UBS U.S. Large Cap Value Equity Fund	1,196,827	10,802,104	11,998,931	3,914,428	9,935,393	13,849,821
UBS U.S. Mid Cap Growth Equity Fund	6,100	—	6,100	—	—	—
UBS U.S. Small Cap Growth Fund	178,406	13,569,899	13,748,305	503,650	13,307,966	13,811,616
UBS Absolute Return Bond Fund	17,849,667	2,342,592	20,192,259	10,912,261	234,389	11,146,650
UBS Global Bond Fund	2,906,595	—	2,906,595	2,962,657	—	2,962,657
UBS High Yield Fund	8,349,600	—	8,349,600	8,615,802	—	8,615,802
UBS U.S. Bond Fund	6,465,615	—	6,465,615	5,905,088	—	5,905,088

At June 30, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)
UBS Dynamic Alpha Fund	$3,468,561	$—	$(227,303,396)	$329,100,786
UBS Global Allocation Fund	51,865,262	185,613,021	(57,821,993)	563,870,707
UBS Global Equity Fund	2,143,997	—	(736,550,597)	110,846,770
UBS International Equity Fund	7,291,063	11,828,154	(2,603,702)	65,163,018
UBS U.S. Equity Alpha Fund	7,558,481	—	—	15,433,035
UBS U.S. Large Cap Equity Fund	15,456,782	13,622,624	—	162,671,280
UBS U.S. Large Cap Growth Fund	63,459	—	(859,493)	3,560,800
UBS U.S. Large Cap Value Equity Fund	1,472,238	5,915,774	(427,665)	34,696,416
UBS U.S. Mid Cap Growth Equity Fund	17,399	23,809	—	629,269
UBS U.S. Small Cap Growth Fund	—	7,608,495	—	99,073,747
UBS Absolute Return Bond Fund	6,595,459	—	(6,058,862)	(1,533,023)
UBS Global Bond Fund	—	—	(2,413,600)	147,681
UBS High Yield Fund	39,737	—	(221,281,806)	(5,094)
UBS U.S. Bond Fund	846,164	—	(3,145,215)	(1,192,648)

The UBS Funds—Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2007 were as follows:

Fund	Accumulated undistributed net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Dynamic Alpha Fund	$(100,375,928)	$273,193,021	$(172,817,093)
UBS Global Allocation Fund	(32,779,923)	85,809,844	(53,029,921)
UBS Global Equity Fund	(3,750,226)	3,946,800	(196,574)
UBS International Equity Fund	(1,563,207)	1,723,187	(159,980)
UBS U.S. Equity Alpha Fund	103,840	(2,120)	(101,720)
UBS U.S. Large Cap Equity Fund	4	(4)	—
UBS U.S. Large Cap Growth Fund	(19,045)	—	19,045
UBS U.S. Large Cap Value Equity Fund	—	(215,566)	215,566
UBS U.S. Mid Cap Growth Equity Fund	60,420	—	(60,420)
UBS U.S. Small Cap Growth Fund	3,576,493	(3,441,969)	(134,524)
UBS Absolute Return Bond Fund	1,366,684	(1,426,673)	59,989
UBS Global Bond Fund	(847,221)	841,310	5,911
UBS High Yield Fund	549,711	18,111,746	(18,661,457)
UBS U.S. Bond Fund	1,492,092	(263,286)	(1,228,806)

At June 30, 2007, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2008		June 30, 2009		June 30, 2010		June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015
UBS Dynamic Alpha Fund	$—		$—		$—		$—	$—	$—	$—	$19,275,465
UBS Global Equity Fund	85,562,248	(1)	389,124,210	(1)	253,636,661	(1)	4,283,846	—	—	—	—
UBS U.S. Large Cap Growth Fund	—		—		—		255,718	603,775	—	—	—
UBS U.S. Large Cap Value Equity Fund	70,827	(2)	83,503	(2)	273,335	(2)	—	—	—	—	—
UBS Global Bond Fund	—		269,385		—		—	—	—	—	359,497
UBS High Yield Fund	98,009,332	(3)	23,205,714	(3)	6,612,767		37,425,637	15,791,570	11,067,780	22,213,870	5,885,761
UBS U.S. Bond Fund	—		404,247		—		—	614,333	140,847	630,558	1,283,441

(1)  Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(2)  Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

(3)  Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

The UBS Funds—Notes to financial statements

The UBS High Yield Fund had capital loss carryforwards in the amount of $18,661,457 that expired as of June 30, 2007.

During the fiscal year ended June 30, 2007, the following Funds utilized capital loss carryforwards to offset current year realized gains:

Fund	Amount
UBS Global Equity Fund	$46,678,549
UBS U.S. Large Cap Growth Fund	1,467,417
UBS U.S. Large Cap Value Equity Fund	142,555
UBS U.S. Mid Cap Growth Equity Fund	27,770
UBS High Yield Fund	12,775,696

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2007, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	$39,226,902	$166,615,966
UBS Global Allocation Fund	—	51,558,194
UBS Global Equity Fund	—	3,943,632
UBS International Equity Fund	—	2,603,702
UBS Absolute Return Bond Fund	—	2,305,788
UBS Global Bond Fund	63,433	783,981
UBS High Yield Fund	1,069,375	—
UBS U.S. Bond Fund	71,789	—

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of the Funds' December 31, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

The UBS Funds—Notes to financial statements

8.  Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2007, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$13,218,500	9	$19,101	5.78%
UBS Global Equity Fund	15,931,121	6	15,429	5.81
UBS International Equity Fund	14,818,346	10	23,936	5.82
UBS U.S. Large Cap Equity Fund	26,470,000	4	17,044	5.80
UBS Global Bond Fund	1,480,000	2	478	5.81

9.  Capital contributions from advisor

During the year ended June 30, 2007, the Advisor reimbursed the UBS U.S. Bond Fund for trading errors in the amount of $2,876.

10.   Shares of beneficial interest

For the year ended June 30, 2007, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	84,872,728	$969,584,092	434,805	$4,900,329
Shares repurchased	(56,278,365)	(645,034,749)	(473,098)	(5,382,643)
Shares converted from Class B to Class A	404,603	4,666,041	(408,967)	(4,666,041)
Dividends reinvested	2,843	32,985	—	—
Net increase (decrease)	29,001,809	$329,248,369	(447,260)	$(5,148,355)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,243,059	$172,303,345	28,936,867	$333,363,937
Shares repurchased	(11,188,363)	(127,116,150)	(13,688,026)	(157,002,781)
Dividends reinvested	—	—	826	9,594
Net increase	4,054,696	$45,187,195	15,249,667	$176,370,750

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	65,260,018	$943,331,489	1,084,208	$15,416,202
Shares repurchased	(33,433,692)	(483,355,215)	(1,363,205)	(19,296,039)
Shares converted from Class B to Class A	2,665,559	38,581,986	(2,714,928)	(38,581,986)
Dividends reinvested	12,438,305	176,001,316	681,599	9,501,490
Net increase (decrease)	46,930,190	$674,559,576	(2,312,326)	$(32,960,333)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,801,188	$238,217,003	15,286,994	$222,520,729
Shares repurchased	(10,933,500)	(154,638,618)	(7,743,183)	(113,594,037)
Dividends reinvested	5,254,975	72,991,604	2,641,018	37,898,604
Net increase	11,122,663	$156,569,989	10,184,829	$146,825,296

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	504,742	$7,265,598	9,628	$134,431
Shares repurchased	(3,494,615)	(50,125,614)	(144,727)	(1,994,547)
Shares converted from Class B to Class A	440,377	6,195,832	(450,862)	(6,195,832)
Dividends reinvested	96,516	1,399,479	803	11,422
Net decrease	(2,452,980)	$(35,264,705)	(585,158)	$(8,044,526)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	85,773	$1,193,616	4,603,507	$66,234,157
Shares repurchased	(1,107,265)	(15,322,502)	(7,023,160)	(104,671,796)
Dividends reinvested	16,938	239,335	145,622	2,150,831
Net decrease	(1,004,554)	$(13,889,551)	(2,274,031)	$(36,286,808)

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	323,243	$3,854,557	10,466	$127,568
Shares repurchased	(557,978)	(6,726,775)	(8,252)	(93,478)
Shares converted from Class B to Class A	28,610	346,130	(28,962)	(346,130)
Dividends reinvested	107,043	1,270,596	2,423	28,499
Net decrease	(99,082)	$(1,255,492)	(24,325)	$(283,541)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	59,135	$684,396	8,197,482	$98,309,568
Shares repurchased	(90,644)	(1,063,565)	(9,217,288)	(113,371,879)
Dividends reinvested	10,126	118,068	844,434	10,082,544
Net decrease	(21,383)	$(261,101)	(175,372)	$(4,979,767)

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,528,407	$193,873,168	4,161,711	$43,341,238	467,729	$5,100,472
Shares repurchased	(2,323,800)	(25,191,910)	(446,483)	(4,676,681)	(1)	(11)
Dividends reinvested	21,428	232,063	2,804	30,339	24	262
Net increase	16,226,035	$168,913,321	3,718,032	$38,694,896	467,752	$5,100,723

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,300,640	$85,817,295	7,429	$142,594
Shares repurchased	(1,910,313)	(38,475,464)	(9,550)	(184,230)
Shares converted from Class B to Class A	12,299	244,971	(12,589)	(244,971)
Dividends reinvested	180,554	3,573,169	1,387	26,879
Net increase (decrease)	2,583,180	$51,159,971	(13,323)	$(259,728)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	222,217	$4,269,324	16,946,562	$341,017,163
Shares repurchased	(58,531)	(1,144,923)	(8,746,010)	(176,494,034)
Dividends reinvested	13,801	267,332	1,172,194	23,443,881
Net increase	177,487	$3,391,733	9,372,746	$187,967,010

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	503,361	$5,122,977	4,684	$44,200
Shares repurchased	(405,356)	(3,973,752)	(5,439)	(51,198)
Shares converted from Class B to Class A	22,966	227,581	(23,833)	(227,581)
Dividends reinvested	395	3,927	—	—
Net increase (decrease)	121,366	$1,380,733	(24,588)	$(234,579)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,712	$143,489	5,678,333	$59,284,208
Shares repurchased	(15,064)	(144,014)	(496,580)	(5,174,040)
Dividends reinvested	—	—	1,016	10,323
Net increase (decrease)	648	$(525)	5,182,769	$54,120,491

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	244,851	$2,746,516	24,037	$263,300
Shares repurchased	(1,473,691)	(16,453,754)	(32,051)	(350,388)
Shares converted from Class B to Class A	97,753	1,096,913	(99,219)	(1,096,913)
Dividends reinvested	814,426	8,877,242	9,030	97,430
Net decrease	(316,661)	$(3,733,083)	(98,203)	$(1,086,571)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	82,435	$911,614	253,679	$2,867,407
Shares repurchased	(318,417)	(3,459,159)	(219,237)	(2,493,864)
Dividends reinvested	112,897	1,210,256	62,804	686,451
Net increase (decrease)	(123,085)	$(1,337,289)	97,246	$1,059,994

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,544	$399,944	1,524	$15,501	2	$20
Shares repurchased	(33,879)	(329,942)	(1,098)	(10,985)	(3)	(31)
Dividends reinvested	—	—	—	—	608	6,100
Net increase	6,665	$70,002	426	$4,516	607	$6,089

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,596,313	$38,518,444	3,014	$42,736
Shares repurchased	(4,235,057)	(63,686,920)	(79,064)	(1,114,640)
Shares converted from Class B to Class A	209,503	3,100,512	(218,037)	(3,100,512)
Dividends reinvested	268,311	3,903,931	9,444	131,933
Net decrease	(1,160,930)	$(18,164,033)	(284,643)	$(4,040,483)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	19,907	$289,376	5,214,735	$79,695,818
Shares repurchased	(119,669)	(1,693,978)	(5,539,837)	(85,846,554)
Dividends reinvested	17,265	240,842	548,275	8,185,749
Net increase (decrease)	(82,497)	$(1,163,760)	223,173	$2,035,013

UBS U.S. Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,929,111	$151,842,876	1,770,795	$18,003,867	6,665,800	$67,709,006
Shares repurchased	(11,202,346)	(113,847,734)	(1,166,203)	(11,839,127)	(4,708,300)	(47,783,672)
Dividends reinvested	875,978	8,848,267	115,432	1,165,607	936,879	9,469,617
Net increase	4,602,743	$46,843,409	720,024	$7,330,347	2,894,379	$29,394,951

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	560,582	$5,372,560	3,408	$32,715
Shares repurchased	(755,625)	(7,222,959)	(7,194)	(68,840)
Shares converted from Class B to Class A	18,153	174,944	(18,115)	(174,944)
Dividends reinvested	37,868	361,495	571	5,469
Net decrease	(139,022)	$(1,313,960)	(21,330)	$(205,600)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,557	$158,560	5,244,536	$55,591,313
Shares repurchased	(116,251)	(1,106,312)	(2,847,139)	(30,105,870)
Dividends reinvested	2,426	23,100	230,897	2,443,856
Net increase (decrease)	(97,268)	$(924,652)	2,628,294	$27,929,299

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,490,533	$10,396,916	85,830	$603,764
Shares repurchased	(2,748,818)	(19,294,928)	(54,659)	(381,508)
Shares converted from Class B to Class A	60,378	422,360	(60,346)	(422,360)
Dividends reinvested	279,270	1,952,535	11,118	77,802
Net decrease	(918,637)	$(6,523,117)	(18,057)	$(122,302)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	151,233	$1,060,575	2,945,820	$20,758,938
Shares repurchased	(344,292)	(2,417,167)	(1,319,877)	(9,309,369)
Dividends reinvested	61,519	430,538	466,270	3,279,636
Net increase (decrease)	(131,540)	$(926,054)	2,092,213	$14,729,205

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	729,430	$7,654,158	662	$6,983
Shares repurchased	(1,062,535)	(11,157,475)	(6,508)	(68,610)
Shares converted from Class B to Class A	31,854	335,863	(31,826)	(335,863)
Dividends reinvested	61,452	644,355	1,221	12,821
Net decrease	(239,799)	$(2,523,099)	(36,451)	$(384,669)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	26,853	$281,430	7,826,619	$82,039,129
Shares repurchased	(33,323)	(348,376)	(3,004,349)	(31,544,554)
Dividends reinvested	3,320	34,779	501,194	5,258,293
Net increase (decrease)	(3,150)	$(32,167)	5,323,464	$55,752,868

For the year ended June 30, 2006, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	128,078,469	$1,389,322,850	1,828,083	$19,652,310
Shares repurchased	(19,812,434)	(215,331,923)	(303,794)	(3,249,313)
Shares converted from Class B to Class A	247,266	2,658,305	(248,477)	(2,658,305)
Dividends reinvested	794,100	8,560,404	7,912	85,128
Net increase	109,307,401	$1,185,209,636	1,283,724	$13,829,820
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	31,040,840	$334,455,043	23,122,252	$252,321,581
Shares repurchased	(3,628,976)	(39,225,551)	(2,264,553)	(24,882,462)
Dividends reinvested	138,072	1,484,271	118,432	1,277,885
Net increase	27,549,936	$296,713,763	20,976,131	$228,717,004

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	62,903,880	$865,736,142	1,491,471	$20,139,283
Shares repurchased	(30,065,197)	(413,871,317)	(1,655,143)	(22,377,744)
Shares converted from Class B to Class A	2,541,296	34,905,059	(2,591,178)	(34,905,059)
Dividends reinvested	7,117,515	95,516,626	548,472	7,256,282
Net increase (decrease)	42,497,494	$582,286,510	(2,206,378)	$(29,887,238)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,719,366	$225,655,967	10,854,603	$150,535,987
Shares repurchased	(12,243,723)	(165,380,957)	(5,820,329)	(81,221,682)
Dividends reinvested	3,404,722	44,942,397	1,539,235	20,933,597
Net increase	7,880,365	$105,217,407	6,573,509	$90,247,902

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,396,975	$17,595,879	24,111	$287,187
Shares repurchased	(4,721,111)	(60,109,715)	(1,231,208)	(14,756,174)
Shares converted from Class B to Class A	7,111,962	86,168,577	(7,279,324)	(86,168,577)
Dividends reinvested	81,168	1,015,414	—	—
Net increase (decrease)	3,868,994	$44,670,155	(8,486,421)	$(100,637,564)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	160,698	$1,945,401	5,025,750	$64,061,617
Shares repurchased	(1,724,053)	(20,983,395)	(4,904,221)	(63,295,653)
Dividends reinvested	—	—	105,660	1,345,053
Net increase (decrease)	(1,563,355)	$(19,037,994)	227,189	$2,111,017

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	971,667	$10,111,325	15,235	$161,759
Shares repurchased	(542,890)	(5,730,867)	(12,924)	(138,242)
Shares converted from Class B to Class A	30,377	309,728	(30,868)	(309,728)
Dividends reinvested	85,840	875,565	2,373	23,936
Net increase (decrease)	544,994	$5,565,751	(26,184)	$(262,275)

The UBS Funds—Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	80,175	$837,960	7,425,136	$79,436,543
Shares repurchased	(57,952)	(593,700)	(6,502,467)	(69,837,729)
Dividends reinvested	6,566	65,849	564,394	5,796,333
Net increase	28,789	$310,109	1,487,063	$15,395,147

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,162,891	$75,756,826	50,395	$893,374
Shares repurchased	(896,850)	(16,440,209)	(6,298)	(110,259)
Shares converted from Class B to Class A	48,664	873,574	(49,693)	(873,574)
Dividends reinvested	77,658	1,407,165	944	16,797
Net increase (decrease)	3,392,363	$61,597,356	(4,652)	$(73,662)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	225,170	$4,010,894	16,056,543	$295,877,335
Shares repurchased	(38,503)	(692,110)	(8,231,439)	(149,088,431)
Dividends reinvested	5,388	95,856	569,596	10,417,919
Net increase	192,055	$3,414,640	8,394,700	$157,206,823

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	575,000	$5,261,963	29,874	$267,760
Shares repurchased	(237,052)	(2,154,474)	(6,129)	(51,853)
Shares converted from Class B to Class A	47,337	414,391	(48,647)	(414,391)
Dividends reinvested	113	1,082	—	—
Net increase (decrease)	385,398	$3,522,962	(24,902)	$(198,484)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	76,410	$688,459	378,505	$3,590,977
Shares repurchased	(31,861)	(286,655)	(213,933)	(2,083,444)
Dividends reinvested	—	—	412	4,014
Net increase	44,549	$401,804	164,984	$1,511,547

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	388,095	$4,108,673	16,700	$175,261
Shares repurchased	(1,693,252)	(18,009,583)	(86,173)	(904,307)
Shares converted from Class B to Class A	245,309	2,618,270	(249,359)	(2,618,270)
Dividends reinvested	979,619	9,962,730	24,425	245,715
Net decrease	(80,229)	$(1,319,910)	(294,407)	$(3,101,601)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	37,589	$393,836	205,542	$2,186,723
Shares repurchased	(353,585)	(3,677,575)	(140,354)	(1,507,222)
Dividends reinvested	159,245	1,595,633	65,013	663,136
Net increase (decrease)	(156,751)	$(1,688,106)	130,201	$1,342,637

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,333	$385,174	6,969	$71,324	500,001	$5,000,010
Shares repurchased	(20,516)	(212,486)	—	—	—	—
Net increase	16,817	$172,688	6,969	$71,324	500,001	$5,000,010

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,491,291	$65,274,814	17,046	$237,916
Shares repurchased	(2,638,851)	(38,341,212)	(101,823)	(1,423,996)
Shares converted from Class B to Class A	249,854	3,687,653	(258,086)	(3,687,653)
Dividends reinvested	312,044	4,353,008	23,758	320,974
Net increase (decrease)	2,414,338	$34,974,263	(319,105)	$(4,552,759)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	32,009	$447,802	11,429,781	$167,661,096
Shares repurchased	(109,350)	(1,541,864)	(4,217,628)	(62,419,417)
Dividends reinvested	24,665	332,733	535,598	7,637,633
Net increase (decrease)	(52,676)	$(761,329)	7,747,751	$112,879,312

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,921,598	$190,630,308	2,101,902	$21,191,655	21,840,716	$219,572,891
Shares repurchased	(8,935,032)	(90,035,339)	(839,168)	(8,434,110)	(1,407,032)	(14,216,875)
Dividends reinvested	451,836	4,522,668	55,894	559,167	442,679	4,436,608
Net increase	10,438,402	$105,117,637	1,318,628	$13,316,712	20,876,363	$209,792,624

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	545,080	$5,240,870	3,088	$29,383
Shares repurchased	(725,048)	(6,931,243)	(20,862)	(199,014)
Shares converted from Class B to Class A	56,802	547,406	(56,686)	(547,406)
Dividends reinvested	61,472	582,841	1,473	13,990
Net decrease	(61,694)	$(560,126)	(72,987)	$(703,047)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,285	$155,446	4,946,965	$52,158,835
Shares repurchased	(80,174)	(769,544)	(2,314,779)	(24,469,531)
Dividends reinvested	5,864	55,436	198,026	2,078,171
Net increase (decrease)	(58,025)	$(558,662)	2,830,212	$29,767,475

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,045,985	$7,353,436	162,614	$1,141,616
Shares repurchased	(3,492,760)	(24,556,100)	(163,377)	(1,153,500)
Shares converted from Class B to Class A	200,458	1,410,267	(200,411)	(1,410,267)
Dividends reinvested	331,995	2,323,759	11,386	79,749
Net decrease	(1,914,322)	$(13,468,638)	(189,788)	$(1,342,402)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	74,596	$525,427	2,652,297	$18,805,721
Shares repurchased	(531,985)	(3,737,732)	(2,472,637)	(17,412,621)
Dividends reinvested	70,445	493,321	369,919	2,600,408
Net increase (decrease)	(386,944)	$(2,718,984)	549,579	$3,993,508

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,092,757	$21,892,814	2,714	$28,183
Shares repurchased	(2,387,338)	(24,802,696)	(30,768)	(322,979)
Shares converted from Class B to Class A	46,616	487,276	(46,573)	(487,276)
Dividends reinvested	98,002	1,026,053	2,392	25,116
Net decrease	(149,963)	$(1,396,553)	(72,235)	$(756,956)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	20,643	$215,872	4,566,668	$47,755,530
Shares repurchased	(68,731)	(724,302)	(4,908,628)	(51,692,880)
Dividends reinvested	4,179	43,684	396,907	4,153,422
Net increase (decrease)	(43,909)	$(464,746)	54,947	$216,072

11.   Subsequent event

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund will cease offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends) effective on or about October 1, 2007. New or additional investments into Class B shares, including investments through an automatic investment plan, will not be permitted after September 28, 2007. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges after September 28, 2007, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

The UBS Funds—Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities of The UBS Funds (comprising, respectively, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund) (collectively the "Funds"), including the schedules of investments, as of June 30, 2007, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The UBS Funds at June 30, 2007, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 24, 2007

The UBS Funds—General information (unaudited)

Quarterly Form N-Q portfolio

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds—Board approval of investment advisory agreements

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 5, 2007 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 25, 2007 and June 4, 2007, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to

The UBS Funds—Board approval of investment advisory agreements the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Fund and UBS U.S. Small Cap Growth Fund had appeared in one of the top three performance quintiles for most applicable performance periods. The Board also noted that the UBS Global Allocation Fund had strong comparative one-year performance appearing in the second performance quintile for the one-year period. At the Board's request, the Advisor addressed the performance data for the UBS High Yield Fund, UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Global Equity Fund, UBS International Equity Fund, and UBS Global Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS High Yield Fund, the Advisor discussed the investments in the issuers and the duration and credit strategies that had a negative impact on the Fund's performance in 2006. The Advisor also noted that unlike some of the funds in its peer universe, the UBS High Yield Fund did not invest in preferred securities, REITs, or other non-traditional asset classes, which affected its relative performance. The Board did note that the UBS High Yield Fund's performance compared more favorably to its peers over the longer performance periods.

The Advisor then discussed the factors that contributed to the UBS Absolute Return Bond Fund's performance by explaining that the Fund's negative duration stance had negatively impacted its short-term performance in comparison to its peer group. The Advisor discussed with the Board the Fund's strategy of delivering consistent absolute returns regardless of market conditions over time and noted that the Fund was ranked in the second performance quintile for the since inception period.

The Advisor also addressed the comparative performance for the UBS Dynamic Alpha Fund by explaining that due to the Fund's unique strategy, there was not an ideal Lipper peer universe for comparative performance purposes. The global flexible portfolio funds peer universe used for comparative performance information for the Fund consists of funds that utilize a goal of relative return, while the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that the Fund invests to limit market risk and thus is subject to less risk than the funds in its peer group and also noted that the Fund is less volatile than a majority of its peers. The Advisor stated that while the UBS Dynamic Alpha Fund underperformed for the one-year performance period, the Advisor believes that the Fund's strategy is intended to provide consistent absolute return over the long term.

In addressing the performance of the UBS Global Equity Fund and UBS International Equity Fund, the Advisor discussed the long-term investment strategy of each Fund and noted that each Fund is positioned with an emphasis on high quality large cap issuers. The Advisor stated that each of the UBS Global Equity Fund and

The UBS Funds—Board approval of investment advisory agreements

UBS International Equity Fund lagged the performance of the funds in its respective peer universe for the one-year performance period due, in part, to a smaller allocation of its investments to small- and mid-cap companies, which have performed well. The Advisor also noted that both Funds have continued to deliver strong risk-adjusted returns and are less volatile than many funds in their respective peer groups.

The Advisor also addressed the comparative performance of the UBS Global Bond Fund, which had performance that lagged the funds in its peer universe during the one-year performance period. The Advisor discussed the duration strategies and currency positioning that negatively impacted performance and discussed the Advisor's market outlook and strategies for the future. The Advisor noted that the Board approved changes to the UBS Global Bond Fund's strategy at the Board meeting held in March 2006, which provided the Fund with the flexibility to invest in the high yield debt and emerging markets debt asset classes. The Advisor stated that the Fund had begun to include non-investment grade holdings in its Portfolio which may increase the return potential of the Fund.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

Fund fees and expenses. When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund and also at various asset levels). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Absolute Return Bond Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS U.S. Large Cap Equity Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except UBS Dynamic Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund and UBS Global Bond Fund, had a contractual fee rate comparable to the funds in its respective expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except UBS Dynamic Alpha Fund, had total expenses that compared favorably to the funds in its respective expense group and that UBS Dynamic Alpha Fund's total expenses were not appreciably higher than its expense group median.

The Board noted that the management fee for the UBS Dynamic Alpha Fund was higher than many funds in its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee at some length with the Advisor. The Advisor explained that the complexity of the Fund's investment strategy was the reason that the Fund's management fee was higher than the management fees of funds in its expense group. The Advisor explained that the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that in order to achieve its absolute return goal, the Fund uses sophisticated derivatives techniques and is the only fund in its peer group that actively utilized short positions for individual markets, currencies and securities. The Advisor also stated that the Fund is continually adding additional types of investments as sources of return and that there is continual innovation with respect to the strategies, tools and techniques utilized to manage the Fund. The Advisor stated that employing these sophisticated management techniques make the Fund more expensive to manage than other global allocation funds. The Board noted that due to the UBS Dynamic Alpha Fund's significant asset growth in the past year, the Fund had reached the final breakpoint level in its management

The UBS Funds—Board approval of investment advisory agreements fee breakpoint schedule. At the request of the Board, the Advisor agreed to revise the UBS Dynamic Alpha Fund's management fee breakpoint schedule to include an additional breakpoint for assets over $4 billion.

The Board also noted that the actual management fee for the UBS U.S. Large Cap Equity Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS U.S. Large Cap Equity Fund's management fee was reasonable considering that it was not appreciably higher than its Lipper expense group median, the Fund was in the second quintile in its expense group with respect to total expenses, and the Fund's performance compared favorably to its peers for all performance periods.

The Board also reviewed the management fee of the UBS Global Allocation Fund and noted that the actual management fee for the UBS Global Allocation Fund was only four basis points higher than the median in the Fund's peer group. The Board also considered that as the UBS Global Allocation Fund's assets continue to grow, the effective management fee, taking into account the management fee breakpoints, should decrease, which may result in the Fund's management fee being more competitive with its peers.

The Board then discussed the fees and expenses for the UBS Global Bond Fund. The Board noted that, while the Fund was in the fourth quintile of its Lipper expense group with respect to contractual management fees, the Fund's actual management fee was less than one basis point greater than the median for the Fund's peer group. The Board also noted that the UBS Global Bond Fund appeared in the first quintile of its Lipper expense group with respect to its total expenses.

The Board next addressed the management fees of the UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund noting that while each Fund appeared in the fourth quintile of its respective Lipper expense group with respect to contractual management fees, each Fund appeared in the first quintile and second quintile of its respective Lipper expense group with respect to its actual management fee and total expenses, respectively.

The Board next noted that while the UBS Absolute Return Bond Fund was ranked in the fourth quintile of its Lipper expense group with respect to its actual management fee, the management fee was only three basis points greater than the median for its Lipper expense group. The Board also noted that the UBS Absolute Return Bond Fund had recently reached the first breakpoint in the Fund's fee in its management fee breakpoint schedule and that, as the Fund's assets continue to grow, the effective management fee, taking into account this breakpoint, should decrease. In addition, the Board noted that the Fund appeared in the second quintile and first quintile of its Lipper expense group with respect to its contractual management fee and total expenses, respectively

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts managed by the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. With respect to each Fund subject to a one-year contractual expense limit, the Board also considered that the Advisor had agreed to renew the expense limit arrangement at the current rate for an additional one-year period. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability. The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the

The UBS Funds—Board approval of investment advisory agreements

Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the sub-transfer agency related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. The Board paid specific attention to the cost allocation methodology used in the profitability analysis noting that the Advisor had, as the Board requested during the annual investment advisory review process last year, engaged a consultant to assist the Advisor in enhancing the methodology used in the profitability analysis. The Board noted that the new methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was more closely linked to how management assessed the profitability of the Funds from a business standpoint and concluded that the methodology used was reasonable. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with examples demonstrating as to when, and under what circumstances, the methodology utilized in the profitability analysis would show profitability that indicates that economies of scale have been achieved. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year. In comparing the profitability of each Fund over the past two years, the Board particularly noted the profitability to the Advisor of the UBS Dynamic Alpha Fund and the increase in profitability from the 2005 calendar year to the 2006 calendar year. In reviewing the Advisor's profitability for the UBS Dynamic Alpha Fund, the Board considered that the Advisor had agreed to include an additional breakpoint level in the management fee of the Fund, which could decrease the profitability of this Fund to the Advisor in the future and result in a sharing of economies of scale with shareholders of the Fund.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions of the Funds that could be of benefit to other clients of the Advisor. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that with the inclusion of the additional breakpoint level for the UBS Dynamic Alpha Fund agreed to at the Meeting, each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

Trustee & Officer information (unaudited)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below show, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Walter E. Auch; 86 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (22 portfolios); Legg Mason Partners Fund Complex (23 portfolios); Nicholas Applegate Institutional Funds (14 portfolios); and Chairman of the Board of Sound Surgical Technologies.

Adela Cepeda; 49 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (8 portfolios) (since 2005).

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Frank K. Reilly; 71 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1993	Mr. Reilly is a Professor at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, Morgan Stanley Trust FSB and Morgan Stanley National Trust.

Edward M. Roob; 72 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

J. Mikesell Thomas; 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, IL 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001-2004). He was a managing director of Lazard Freres & Co. (1995 to 2001).	Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

Trustee & Officer information (unaudited)

Officers:

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM – Americas region"). Prior to joining UBS Global AM – Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM – Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 49	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM – Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM – Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM – Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM – Americas region since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM – Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM – Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM – Americas region (since 2005). Prior to joining UBS Global AM – Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM – Americas region. Prior to joining UBS Global AM – Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM – Americas region (since 2006). Prior to joining UBS Global AM – Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM – Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM – Americas region (since July 2006). Prior to joining UBS Global AM – Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management – Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp. – UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 20 investment companies (consisting of 93 portfolios) for which UBS Global Asset Management – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Trustee & Officer information (unaudited)

Name, address and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM – Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 93 portfolios) for which UBS Global AM – Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds—Federal tax information (unaudited)

For the year ended June 30, 2007, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends received deduction	20% Long-term capital gain	Foreign tax credit
UBS Global Allocation Fund	29.49%	$185,593,405	$—
UBS Global Equity Fund	84.14	—	—
UBS International Equity Fund	—	6,171,802	327,341
UBS U.S. Equity Alpha Fund	34.35	—	—
UBS U.S. Large Cap Equity Fund	71.94	14,605,699	—
UBS U.S. Large Cap Growth Fund	100.00	—	—
UBS U.S. Large Cap Value Equity Fund	96.76	10,802,104	—
UBS U.S. Mid Cap Growth Equity Fund	100.00	—	—
UBS U.S. Small Cap Growth Fund	100.00	13,569,898	—
UBS Absolute Return Bond Fund	—	2,342,592	—

In addition, for the year ended June 30, 2007, gross income derived from sources within foreign countries amounted to $6,117,491 for UBS International Equity Fund.

For the year ended June 30, 2007, the percentage of income earned from direct treasury obligations approximately amounted to the following:

Direct treasury obligations
UBS Global Allocation Fund	20.32%
UBS Absolute Return Bond Fund	5.25
UBS Global Bond Fund	23.82
UBS U.S. Bond Fund	10.69

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2007 and June 30, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $548,500 and $492,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2007 and June 30, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $18,500 and $19,800, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2007 and June 30, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $59,750 and $55,698, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2007 and June 30, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors.  The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards.  The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e)          (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2007 and June 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2007 and June 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2007 and June 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2007 and June 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2007 and June 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2007 and June 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 0%.

(g)         For the fiscal years ended June 30, 2007 and June 30, 2006, the aggregate fees billed by E&Y of $1,668,131 and $2,288,990, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$78,250	$75,498
Non-Covered Services	$1,589,881	$2,213,492

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)            (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed September 7, 2004 (Accession Number: 0001047469-04-028138)(SEC File No. 811-06637).

(a)            (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)            (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	September 7, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 7, 2007